THORNBURG INVESTMENT TRUST

Funds Prospectus

FEBRUARY 1, 2024

Thornburg Global Opportunities Fund

(“Global Opportunities Fund”)

Class A: THOAX

Class C: THOCX

Class I: THOIX

Thornburg International Equity Fund

(“International Equity Fund”)

Class A: TGVAX

Class C: THGCX

Class I: TGVIX

Thornburg Better World
International Fund

(“Better World International Fund”)

Class A: TBWAX

Class C: TBWCX

Class I: TBWIX

Thornburg International Growth Fund

(“International Growth Fund”)

Class A: TIGAX

Class C: TIGCX

Class I: TINGX

Thornburg Developing World Fund

(“Developing World Fund”)

Class A: THDAX

Class C: THDCX

Class I: THDIX

Thornburg Small/Mid Cap Core Fund

(“Small/Mid Cap Core Fund”)

Class A: TVAFX

Class C: TVCFX

Class I: TVIFX

Thornburg Small/Mid Cap
Growth Fund

(“Small/Mid Cap Growth Fund”)

Class A: THCGX

Class C: TCGCX

Class I: THIGX

Thornburg Investment Income Builder Fund

(“Investment Income Builder Fund”)

Class A: TIBAX

Class C: TIBCX

Class I: TIBIX

Thornburg Summit Fund

(“Summit Fund”)

Class A: TSAMX

Class I: TSUMX

Thornburg Ultra Short Income Fund

(“Ultra Short Income Fund”)

Class A: TLDAX

Class I: TLDIX

Thornburg Limited Term U.S. Government Fund

(“Limited Term U.S. Government Fund”)

Class A: LTUSX

Class C: LTUCX

Class C2: LTUQX

Class I: LTUIX

Thornburg Limited Term Income Fund

(“Limited Term Income Fund”)

Class A: THIFX

Class C: THICX

Class C2: THIQX

Class I: THIIX

Thornburg Core Plus Bond Fund

(“Core Plus Bond Fund”)

Class A: THCAX

Class C: THCCX

Class I: THCIX

Thornburg Strategic Income Fund

(“Strategic Income Fund”)

Class A: TSIAX

Class C: TSICX

Class I: TSIIX

Thornburg Short Duration
Municipal Fund

(“Short Duration Municipal Fund”)

Class A: TLMAX

Class I: TLMIX

Thornburg Limited Term
Municipal Fund

(“Limited Term Municipal Fund”)

Class A: LTMFX

Class C: LTMCX

Class C2: LTMQX

Class I: LTMIX

Thornburg Intermediate
Municipal Fund

(“Intermediate Municipal Fund”)

Class A: THIMX

Class C: THMCX

Class C2: THMQX

Class I: THMIX

Thornburg Strategic
Municipal Income Fund

(“Strategic Municipal Income Fund”)

Class A: TSSAX

Class C: TSSCX

Class I: TSSIX

Thornburg California Limited Term Municipal Fund

(“Limited Term California Fund”)

Class A: LTCAX

Class C: LTCCX

Class C2: LTCQX

Class I: LTCIX

Thornburg New Mexico Intermediate Municipal Fund

(“Intermediate New Mexico Fund”)

Class A: THNMX

Class D: THNDX

Class I: THNIX

Thornburg New York Intermediate Municipal Fund

(“Intermediate New York Fund”)

Class A: THNYX

Class I: TNYIX

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

i

Thornburg investment trust

Table of Contents

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Global Opportunities Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.23%	0.28%	0.21%
Total Annual Fund Operating Expenses	1.33%	2.13%	1.06%
Fee Waiver/Expense Reimbursement	–	–	(0.07)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.33%	2.13%	0.99%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.99%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Global Opportunities Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$579	$852	$1,146	$1,979
Class C Shares	$316	$667	$1,144	$2,462
Class I Shares	$101	$330	$578	$1,288

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$216	$667	$1,144	$2,462

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.07% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goal, including smaller companies with market capitalizations less than $500 million.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon Thornburg’s view of specific investment opportunities and macro-economic factors. Under normal market conditions, the Fund invests a significant portion of its assets in issuers domiciled in or economically tied to countries outside the United States.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Global Opportunities Fund

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Global Opportunities Fund

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI All Country World Net Total Return USD Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Global Opportunities Fund

	Total Returns	Quarter ended
Highest Quarterly Results	21.72%	6/30/2020
Lowest Quarterly Results	-24.82%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	10.69%	12.26%	7.85%
Return After Taxes on Distributions	8.78%	10.39%	6.79%
Return After Taxes on Distributions and Sale of Fund Shares	6.80%	9.36%	6.08%
MSCI All Country World Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	22.20%	11.72%	7.93%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	13.93%	12.44%	7.52%
MSCI All Country World Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	22.20%	11.72%	7.93%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	16.25%	13.63%	8.69%
MSCI All Country World Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	22.20%	11.72%	7.93%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment strategist of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2006.

Miguel Oleaga, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Global Opportunities Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

International Equity Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.78%	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.20%	0.34%	0.23%
Total Annual Fund Operating Expenses	1.23%	2.12%	1.01%
Fee Waiver/Expense Reimbursement	–	–	(0.11)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.23%	2.12%	0.90%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.90%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary International Equity Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$570	$823	$1,095	$1,872
Class C Shares	$315	$664	$1,139	$2,452
Class I Shares	$92	$311	$547	$1,226

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$215	$664	$1,139	$2,452

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.13% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of non-U.S. companies and in depositary receipts associated with such stocks. The Fund may invest in developing countries. Under normal conditions, the Fund will invest at least 80% of its net assets in common stocks or depositary receipts. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks that reflect unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Equity Fund

expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its net assets in common stocks or depositary receipts may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary International Equity Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Investments in China – A significant portion of the Fund’s assets may be invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners. A lack of transparency respecting Chinese companies may also reduce the Fund’s ability to conduct diligence respecting those companies’ accounting and governance standards, which may in turn reduce the Fund’s ability to detect fraudulent practices that may adversely affect the companies’ stock prices.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in International Equity Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI All Country World ex USA Net Total Return USD Index (primary index) and the MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (secondary index), each of which is a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Equity Fund

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	18.62%	12/31/2022
Lowest Quarterly Results	-19.54%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	10.56%	9.15%	4.18%
Return After Taxes on Distributions	9.63%	7.40%	2.11%
Return After Taxes on Distributions and Sale of Fund Shares	6.32%	6.75%	2.67%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	3.83%
MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	18.24%	8.16%	4.28%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	13.71%	9.35%	3.88%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	3.83%
MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	18.24%	8.16%	4.28%

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary International Equity Fund

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	16.00%	10.50%	5.01%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	3.83%
MSCI Europe, Australasia, Far East Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	18.24%	8.16%	4.28%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lei Wang, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2006.

Matt Burdett, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Better World International Fund

Investment Goal

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.97%	0.97%	0.97%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.38%	0.85%	0.29%
Total Annual Fund Operating Expenses	1.60%	2.82%	1.26%
Fee Waiver/Expense Reimbursement	—	(0.63)%(3)	(0.36)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.60%	2.19%	0.90%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 2.19% and 0.90%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Better World International Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$605	$932	$1,282	$2,265
Class C Shares	$322	$815	$1,433	$3,102
Class I Shares	$92	$364	$657	$1,491

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$222	$815	$1,433	$3,102

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.23% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing primarily in a broad range of foreign equity securities or depositary receipts of foreign equity securities. When considering investments for the Fund, the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), combines fundamental research on issuers with analysis of significant environmental, social and governance (“ESG”) characteristics, which Thornburg defines as those ESG factors that may materially affect an issuer’s risk and return profile and, accordingly, the issuer’s long-term investment performance.

The Fund may invest in any stock or other equity security which Thornburg believes may assist the Fund in pursuing its goal, including common stocks, preferred stocks and publicly traded real estate investment trusts. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies. The Fund may also invest in developing country companies.

Thornburg intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time.

The Fund categorizes its equity investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Better World International Fund

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions also include consideration of domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for securities.

The Fund seeks to invest in companies which in Thornburg’s view are trading at discount to their intrinsic value and also demonstrate one or more significant positive ESG characteristics. Through Thornburg’s fundamental research process, Thornburg evaluates each potential investment based on a variety of factors, including traditional investment criteria such as the company’s ability to effectively allocate capital, willingness to pay dividends and repurchase shares, ability to sustain a competitive advantage, and ability to grow its core business. As part of its research process for the Fund’s investments, Thornburg also assesses each issuer’s ESG characteristics, focusing on those ESG characteristics which Thornburg believes are significant insofar as they are expected to materially affect the issuer’s investment performance. The specific ESG characteristics which Thornburg determines to be significant will vary over time and among different financial sectors and industries, but will generally include the following:

•Environmental characteristics, such as an issuer’s emissions and energy management practices;

•Social capital characteristics, such as an issuer’s data security and privacy practices;

•Human capital characteristics, such as an issuer’s labor practices;

•Business model and innovation characteristics, such as an issuer’s supply chain management practices; and

•Leadership and governance characteristics, such as an issuer’s practices toward managing legal and regulatory risks.

While Thornburg makes its own judgments about the ESG characteristics of each investment, Thornburg’s approach may be informed by third party data and other research tools, including consideration of the list of material ESG factors established by the Sustainability Accounting Standards Board.

Market observers differ in their perspectives and understanding of the importance of ESG factors to investment decisions. In its evaluation of potential investments, Thornburg may identify as significant certain ESG characteristics that are different from the characteristics that other investors may consider significant. Thornburg consequently may not consider the same ESG characteristics that other investors might consider in evaluating a potential investment. Similarly, Thornburg may assess the significance of ESG characteristics differently than some other investors, assigning either greater or lesser emphasis to a characteristic than another investor might assign.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Better World International Fund

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

ESG Investing Risk – Thornburg’s assessments of company ESG characteristics may result in decisions not to purchase, or to sell, investments which are otherwise consistent with the Fund’s investment goal and subsequently produce attractive investment performance, and Thornburg’s assessments of these characteristics may at times reduce the Fund’s exposure to market sectors or types of investments that produce positive investment performance. The application of ESG principles and the perceptions of the commitment of a given company to ESG principles vary among investors, analysts and other market observers. Consequently, Thornburg’s assessments respecting the ESG characteristics associated with any company may differ from the perceptions of other persons, including other mutual funds. Additionally, it may be difficult in certain instances for Thornburg to evaluate correctly a company’s commitment to positive ESG practices, and a failure to do so may result in investment in companies with practices that are not consistent with the Fund’s aspirations.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Investments in China – A significant portion of the Fund’s assets may be invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners. A lack of transparency respecting Chinese companies may also reduce the Fund’s ability to conduct diligence respecting those companies’ accounting and governance standards, which may in turn reduce the Fund’s ability to detect fraudulent practices that may adversely affect the companies’ stock prices.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Better World International Fund

to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Better World International Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares of the Fund have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI All Country World ex USA Net Total Return USD Index, net of withholding taxes on dividends, which is a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	22.85%	6/30/2020
Lowest Quarterly Results	-19.58%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Better World International Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 YEARS	Since Inception (10-01-15)
Return Before Taxes	7.08%	10.36%	8.09%
Return After Taxes on Distributions	6.62%	9.19%	6.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.18%	7.88%	5.81%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	6.32%

Class C Shares	1 Year	5 YEARS	Since Inception (10-01-15)
Return Before Taxes	10.28%	10.60%	8.01%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	6.32%

Class I Shares	1 Year	5 YEARS	Since Inception (10-01-15)
Return Before Taxes	12.72%	12.04%	9.42%
MSCI All Country World ex USA Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	6.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Manager:

Brian Burrell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2024.

Joe Salmond, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2024.

Lei Wang, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Better World International Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary

International Growth Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.28%	0.43%	0.21%
Total Annual Fund Operating Expenses	1.38%	2.28%	1.06%
Fee Waiver/Expense Reimbursement	–	–	(0.07)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.38%	2.28%	0.99%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.99%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025 unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if, after taking the recoupment into account, the Fund’s actual expenses fall below the expense cap during that same fiscal year.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Growth Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$584	$867	$1,171	$2,033
Class C Shares	$331	$712	$1,220	$2,615
Class I Shares	$101	$330	$578	$1,288

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$231	$712	$1,220	$2,615

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.24% of the average value of its portfolio.

Principal Investment Strategies

The Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential and, under normal market conditions, invests at least 75% of its net assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities. The Fund may invest in developing countries. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”) intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund typically makes equity investments in the following three types of companies:

Growth Industry Leader: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary International Growth Fund

categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. This approach may at times produce a greater emphasis on investment in certain industries or economic sectors, such as technology, financial services, healthcare or biotechnology. The Fund does not have a strategy to invest in particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for securities.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Growth Fund

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies, including smaller, earlier stage companies, may involve additional risks. These risks may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in International Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total return for Class A shares has been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI All Country World ex USA Growth Net Total Return USD Index, a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary International Growth Fund

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	25.93%	6/30/2020
Lowest Quarterly Results	-17.74%	12/31/2018

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 years
Return Before Taxes	12.63%	5.98%	2.79%
Return After Taxes on Distributions	12.53%	5.48%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	7.48%	4.66%	2.11%
MSCI All Country World ex USA Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	14.03%	7.49%	4.55%

Class C Shares	1 Year	5 Years	10 years
Return Before Taxes	15.85%	6.08%	2.45%
MSCI All Country World ex USA Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	14.03%	7.49%	4.55%

Class I Shares	1 Year	5 Years	10 years
Return Before Taxes	18.41%	7.32%	3.65%
MSCI All Country World ex USA Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	14.03%	7.49%	4.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Growth Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Nicholas Anderson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Emily Leveille, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Sean Sun, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2017.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary

Developing World Fund

Investment Goal

The Fund’s primary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charge applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.40%	0.47%	0.33%
Total Annual Fund Operating Expenses	1.60%	2.42%	1.28%
Fee Waiver/Expense Reimbursement	–	(0.09)%(3)	(0.24)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.60%	2.33%	1.04%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 2.33% and 1.04%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Developing World Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$605	$932	$1,282	$2,265
Class C Shares	$336	$746	$1,282	$2,749
Class I Shares	$106	$382	$679	$1,524

You would pay the following expenses if you did not redeem your Class C shares:

			E
	1 Year	3 Years	5 Years	10 Years
Class C Shares	$236	$746	$1,282	$2,749

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.64% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets in equity securities of issuers which Thornburg views as having substantial economic ties to one or more developing countries. The material factors that Thornburg considers when determining whether an issuer has substantial economic ties to a developing country include whether the issuer:

•is included in the MSCI Emerging Markets Index;

•is organized or headquartered in an developing country, or maintains most of its assets in one or more such countries;

•has a primary listing for its securities on a stock exchange of a developing country; or

•derives a majority of its profits, revenues, sales, or income from one or more developing countries.

Currently, Thornburg considers developing countries to include most Central and South American, African, Asian (including the Middle and Near East, and the Indian subcontinent) and Central and Eastern European nations.

The Fund may invest in issuers of any size of capitalization, including small companies, and expects that under normal conditions its assets will be invested in issuers domiciled in or tied economically to a variety of different developing countries.

The Fund’s policy of investing at least 80% of its net assets in developing country issuers may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Among the specific factors considered in identifying securities for inclusion in the Fund are domestic and international economic developments, outlooks for securities markets, the supply and demand for equity securities, and analysis of specific issuers. The Fund typically makes its equity investments in the following three types of issuers:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Developing World Fund

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protections.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility. These risks may be more pronounced for the Fund’s investments in developing countries.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Developing World Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Investments in China – A significant portion of the Fund’s assets may be invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners. A lack of transparency respecting Chinese companies may also reduce the Fund’s ability to conduct diligence respecting those companies’ accounting and governance standards, which may in turn reduce the Fund’s ability to detect fraudulent practices that may adversely affect the companies’ stock prices.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of an equity security may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Developing World Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the MSCI Emerging Markets Net Total Return USD Index, which represents a broad measure of equity market performance of emerging markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Developing World Fund

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	21.64%	12/31/2020
Lowest Quarterly Results	-24.81%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	1.37%	2.92%	1.10%
Return After Taxes on Distributions	0.69%	2.59%	0.86%
Return After Taxes on Distributions and Sale of Fund Shares	0.80%	2.11%	0.74%
MSCI Emerging Markets Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	9.83%	3.68%	2.66%

Class C Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	4.28%	3.06%	0.78%
MSCI Emerging Markets Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	9.83%	3.68%	2.66%

Class I Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	6.58%	4.27%	1.97%
MSCI Emerging Markets Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	9.83%	3.68%	2.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Developing World Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Ben Kirby, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Josh Rubin, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Charles Wilson, PhD, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary

Small/Mid Cap Core Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses(3)	0.24%	0.72%	0.21%
Total Annual Fund Operating Expenses	1.36%	2.59%	1.08%
Fee Waiver/Expense Reimbursement	—	(0.25)%(3)	(0.13)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.36%	2.34%	0.95%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 2.34% and 0.95%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$582	$861	$1,161	$2,011
Class C Shares	$337	$782	$1,353	$2,906
Class I Shares	$97	$331	$583	$1,305

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$237	$782	$1,353	$2,906

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.54% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Index – Total Return. As of November 30, 2023, the market capitalization range of the Russell 2500 Index – Total Return was approximately $23.93 million to $21.11 billion. The Russell 2500 Index – Total Return is completely reconstituted on an annual basis by the index provider, which generally results in updates to the capitalization range of the index and to the companies included in the index. The capitalization range of companies in which the Fund invests will in general also change annually to reflect the reconstitution of the index. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goals.

With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Small/Mid Cap Core Fund

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its investments in the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth and profitability, and consistent cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its net assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Core Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Russell 2500 Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Small/Mid Cap Core Fund

	Total Returns	Quarter ended
Highest Quarterly Results	18.89%	6/30/2020
Lowest Quarterly Results	-26.30%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	8.04%	7.33%	6.91%
Return After Taxes on Distributions	8.04%	5.61%	5.96%
Return After Taxes on Distributions and Sale of Fund Shares	4.76%	5.56%	5.44%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.42%	11.67%	8.36%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	11.04%	7.38%	6.52%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.42%	11.67%	8.36%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	13.61%	8.73%	7.80%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.42%	11.67%	8.36%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2022.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary

Small/Mid Cap Growth Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.29%	0.84%	0.21%
Total Annual Fund Operating Expenses	1.42%	2.72%	1.09%
Fee Waiver/Expense Reimbursement	—	(0.38)%(3)	(0.14)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.42%	2.34%	0.95%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 2.34% and 0.95%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$588	$879	$1,191	$2,075
Class C Shares	$337	$808	$1,406	$3,023
Class I Shares	$97	$333	$587	$1,316

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$237	$808	$1,406	$3,023

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.46% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Growth Index – Total Return. As of November 30, 2023, the market capitalization range of the Russell 2500 Growth Index – Total Return was approximately $23.93 million to $21.11 billion. The Russell 2500 Growth Index – Total Return is completely reconstituted on an annual basis by the index provider, which generally results in updates to the capitalization range of the index and to the companies included in the index. The capitalization range of companies in which the Fund invests will in general also change annually to reflect the reconstitution of the index. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goal.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent growers, disruptors, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Small/Mid Cap Growth Fund

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

The Fund categorizes its equity investments in the following three categories:

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Disruptor: Companies which are at the early stages of growth; which usually possess highly innovative or differentiated products and services, but which may require substantial additional time or investment to capitalize on market opportunities and achieve profitability.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents the opinion of Thornburg concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its net assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

Information Technology Securities Risk – Information technology companies may at times be more vulnerable to product obsolescence caused by rapid technology changes, the failure to obtain or maintain intellectual property rights, the inability to develop new products, competition from new and existing market entrants, and changes in consumer preferences. Information technology stocks may also be more volatile than the overall market.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 129.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the Russell 2500 Growth Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Small/Mid Cap Growth Fund

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	30.93%	6/30/2020
Lowest Quarterly Results	-24.94%	6/30/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	14.20%	5.59%	4.76%
Return After Taxes on Distributions	14.20%	3.04%	3.48%
Return After Taxes on Distributions and Sale of Fund Shares	8.41%	4.79%	4.01%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	18.93%	11.43%	8.78%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	17.52%	5.69%	4.40%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	18.93%	11.43%	8.78%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	20.15%	6.99%	5.67%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	18.93%	11.43%	8.78%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary

Investment Income Builder Fund

Investment Goal

The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis.

The Fund’s secondary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.18%	0.16%	0.18%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses(3)	1.17%	1.90%	0.92%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	The Total Annual Fund Operating Expenses do not match the Ratios to Average Net Assets shown in the Financial Highlights section of the Prospectus, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (‘AFFE’). AFFE are expenses incurred indirectly by other investment companies in which the Fund holds shares, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Investment Income Builder Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$564	$805	$1,065	$1,806
Class C Shares	$293	$597	$1,026	$2,222
Class I Shares	$94	$293	$509	$1,131

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$193	$597	$1,026	$2,222

Explanation of Acquired Fund Fees and Expenses.

“Acquired Fund Fees and Expenses” shown in the Annual Fund Operating Expenses table are expenses incurred indirectly by other investment companies, such as business development companies, in which the Fund may hold shares. These operating expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the actual operating expenses of the Fund, and that the total be shown in the bottom line of the Annual Fund Operating Expenses table. Please see the expense figures shown in the Financial Highlights for the Fund, at pages 188 –189, for a clearer picture of the Fund’s actual operating costs.

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.28% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its net assets in income-producing securities, and at least 50% of its net assets in common stocks. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund may invest in any stock or other equity security which the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries), including preferred stock and publicly traded real estate investment trusts. The Fund expects that equity investments in the Fund’s portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund may invest a significant portion of its assets in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Investment Income Builder Fund

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk. The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Investment Income Builder Fund

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulty in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Investment Income Builder Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to a Blended Benchmark comprised of 25% Bloomberg U.S. Aggregate Bond Total Return Value USD,

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Investment Income Builder Fund

which represents a broad measure of bond market performance, and 75% MSCI World Net Total Return USD Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	15.96%	12/31/2020
Lowest Quarterly Results	-25.98%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown on the bar chart, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	12.60%	7.70%	5.56%
Return After Taxes on Distributions	10.40%	5.60%	3.59%
Return After Taxes on Distributions and Sale of Fund Shares	7.38%	5.01%	3.36%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	19.05%	10.03%	7.06%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	16.00%	7.90%	5.27%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	19.05%	10.03%	7.06%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	18.17%	8.96%	6.34%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	19.05%	10.03%	7.06%

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Investment Income Builder Fund

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Matt Burdett, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

Christian Hoffmann, CFA, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Ben Kirby, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2013.

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment strategist of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2002.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

FUND SUMMARY

Summit Fund

Investment Goal

The Fund seeks to grow real wealth over time.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Investment-Related Expenses(2)
Dividend Expenses on Short Sales	0.00%	0.00%
Borrowing Costs on Short Sales and Interest Expenses	0.00%	0.00%
Other Expenses	1.03%	0.45%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses(3)	2.06%	1.23%
Fee Waiver/Expense Reimbursement(4)	(1.09)%	(0.51)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(3)	0.97%	0.72%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	These expenses reflect the expenses the Fund will incur to sell securities short and interest expense on borrowed funds. These expenses are required to be treated as a Fund expense for accounting purposes and are not payable to the Fund’s investment advisor.
(3)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not match the Ratios to Average Net Assets shown in the Financial Highlights section of the Prospectus, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (‘AFFE’). AFFE are expenses incurred indirectly by other investment companies in which the Fund holds shares, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value.
(4)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.94% and 0.69%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025 unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if, after taking the recoupment into account, the Fund’s actual expenses fall below the expense cap during that same fiscal year.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Summit Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 YEARS	10 YEARS
Class A Shares	$545	$966	$1,413	$2,649
Class I Shares	$74	$340	$627	$1,444

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 80.17% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. While the Fund seeks to achieve its goal over a variety of different market environments by selecting investments from a range of asset classes, the value of an investment in the Fund will fluctuate and the Fund may not achieve its goal in every environment or in all environments. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents. There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg Investment Management, Inc.’s (“Thornburg”) perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.

With respect to its equity investments, the Fund may invest in any stock or equity security, including common stocks, preferred stocks, convertible securities, warrants, depositary receipts, publicly traded real estate investment trusts, and shares in exchange traded funds. The Fund may invest in companies of any size. The Fund’s portfolio may include investments in United States issuers and the securities of issuers domiciled outside the United States, including developing countries. The relative proportions of the Fund’s U.S. and foreign investments will vary over time depending upon Thornburg’s view of specific investment opportunities and macroeconomic factors.

With respect to its fixed income investments, the Fund expects that under normal market conditions its investments will include the following types of obligations, which may be of any quality and of any maturity:

•bonds and other debt obligations issued by domestic and foreign companies of any size (including lower-rated “high yield” or “junk” bonds);

•mortgage-backed securities and other asset-backed securities;

•convertible debt obligations;

•obligations issued by foreign governments (including developing countries);

•collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized loan obligations (“CLOs”);

•obligations of the U.S. government and its agencies and sponsored enterprises;

•zero coupon bonds and “stripped” securities (including both income only and principal only securities); and

•taxable municipal obligations and participations in municipal obligations.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Summit Fund

The Fund’s investments may include both long and short positions. A short sale involves the sale by the Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund may also seek to achieve short exposure to an investment through the use of derivative instruments, Allocating the Fund’s portfolio among long and short positions is intended to permit the Fund to pursue its investment goal with lower volatility relative to broad-based securities market indices. While the Fund expects under normal conditions to invest a larger portion of its portfolio in long positions than short positions, the relative proportions of long and short equity investments will vary, and its short positions may represent a significant portion of the Fund’s portfolio during some periods.

With respect to its commodities-related investments, the Fund may invest in exchange traded funds or in other, similar investment vehicles that invest in commodities, and the Fund may invest in commodity-linked derivative instruments whose value is based on the value of an underlying commodity or commodity index, such as commodity futures contracts, commodity forward contracts, and commodity options contracts. The Fund may also seek to obtain exposure to the investment returns of commodities markets by investing in equity and debt securities of companies that operate commodities-based businesses.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for equity and debt securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss or to change the portfolio’s average maturity, and the Fund may dispose of any of its investments if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund may also purchase or sell futures contracts or purchase or sell interest rate swaps or credit default swaps to hedge against a decline in the value of the Fund’s other investments, to obtain investment exposure to a particular asset class, or to establish a short position with respect to an investment.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Commodities-Related Investment Risk – Investments that expose the Fund to the commodities market, such as commodity-linked derivatives instruments or exchange traded funds or other investment vehicles that invest in commodities, may subject the Fund to greater volatility than investments in other securities. The value of a commodity-related investment may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, risks affecting derivatives when used to obtain commodities exposure, or factors affecting a particular industry or commodity.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated debt obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated debt obligation, lower-rated and unrated debt obligations are generally more vulnerable than higher-rated debt obligations to default, to ratings downgrades, and to liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S. government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. The inability of an issuer to

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Summit Fund

pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Derivatives Risk – The Fund’s investments in futures, interest rate swaps, and credit default swaps involve the risks associated with the securities or other assets underlying those derivatives, including the risk of changes in the value of the underlying assets between the date that the Fund enters into the derivatives transaction and the date that the Fund closes out that transaction. The Fund’s investments in futures, interest rate swaps, and credit default swaps also involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations to the Fund, that the Fund will be unable to sell or close its positions in such derivatives or will be delayed in doing so, and that the Fund will have difficulty valuing such derivatives.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts a significant percentage of its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers and in depositary receipts may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Inflation Risk – Although the Fund seeks to generate capital appreciation and current income that exceeds the rate of inflation over a variety of different market environments, there is no guarantee that the Fund will be able to do so at all times. If at any time the rate of inflation exceeds Thornburg’s expectations, or if for other reasons the Fund’s portfolio is unsuccessful in producing a mix of capital appreciation and current income that exceeds the rate of inflation, the Fund may not achieve its goal.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term debt obligations. This effect is also typically more pronounced for zero coupon bonds and mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends, if any, may decline.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Summit Fund

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of the investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries. Additionally, the market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced or the Fund may otherwise be unsuccessful in pursuing its investment goal if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments. Additionally, because the Fund has to accrue income on zero coupon bonds on a current basis even though the Fund does not receive the income from those bonds currently in cash, zero coupon bonds subject the Fund to the risk of having to generate cash from other sources (including through the sale of portfolio securities) in order to make required distributions of the income accrued from its investments in zero coupon bonds.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Short Sale Risk – A short sale involves the sale by the Fund of a security that the Fund has borrowed, but does not own, in anticipation of purchasing that same security at a lower price in the future in order to close the short position. If the value of the borrowed security increases between the date the Fund enters into the short sale and the date that the Fund buys that security to cover its short position, the Fund may experience a loss.

Small and Mid-Cap Company Risk – Investments in small capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulty in valuing or selling these investments.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in CMOs, CDOs and CLOS, involve risks associated with the underlying assets (e.g., the risks of default by mortgagors whose mortgages are included in a mortgage-backed security or CMO), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, prepayment and extension risk, and the risk that the securities will be less liquid than other Fund investments.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Summit Fund

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Summit Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares of the Fund for each full year shown. The average annual total return figures compare Class A and Class I share performance to the Blended Benchmark, comprised of 60% MSCI All Country World Index, which represents a broad measure of both domestic and foreign equity market performance, and 40% Bloomberg Global Aggregate Bond Index, which provides a broad-based measure of the global investment-grade fixed-rate debt markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	7.58%	12/31/2023
Lowest Quarterly Results	-9.62%	6/30/2022

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	Since inception (1-26-22)
Return Before Taxes	7.42%	0.22%
Return After Taxes on Distributions	6.40%	-0.77%
Return After Taxes on Distributions and Sale of Fund Shares	4.37%	-0.27%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.43%	0.18%

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Summit Fund

Class I Shares	1 Year	Since inception (03-01-19)
Return Before Taxes	12.86%	10.73%
Blended Index (reflects no deduction for fees, expenses, or taxes)	15.43%	5.77%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Ben Kirby, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Fund under certain circumstances.

MINIMUM INITIAL INVESTMENT	CLASS A	CLASS I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	$2,500
Individual Retirement Accounts	$2,000	N/A
All Others	$5,000	$2,500,000
MINIMUM SUBSEQUENT INVESTMENTS (ALL ACCOUNTS)	CLASS A	CLASS I
	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Fund, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to a shareholder will generally be taxable to the shareholder as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Ultra Short Income Fund

Investment Goal

The Fund seeks current income, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.25%	0.25%
Distribution and Service (12b-1) Fees	0.20%	none
Other Expenses	0.41%	0.27%
Total Annual Fund Operating Expenses	0.86%	0.52%
Fee Waiver/Expense Reimbursement(2)	(0.36)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.50%	0.30%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.50% and 0.30%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Ultra Short Income Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$275	$458	$657	$1,229
Class I Shares	$31	$145	$269	$631

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29.46% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management Inc. (“Thornburg”) actively manages the Fund’s holdings in pursuing the Fund’s investment goal. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, or to otherwise respond to current market conditions.

Under normal conditions, the Fund invests at least 80% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund may purchase corporate debt, municipal securities, and short-term commercial paper and bankers’ acceptances, and the Fund may also purchase securities backed by an underlying pool of debt obligations, including mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and collateralized debt obligations (sometimes referred to collectively as “structured products”). The Fund may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg anticipates foreign securities offer more investment potential. The Fund may invest in debt obligations which are rated by S&P Global Ratings or Moody’s Investors Services, Inc. at the time of purchase as below investment grade (commonly referred to as “junk” or “high yield” bonds) or, if no credit rating is available, are judged to be of comparable quality by Thornburg, but such investments will be less than 20% of the Fund’s net assets under normal conditions. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund may also purchase or sell futures contracts or purchase or sell interest rate swaps or credit default swaps to hedge against a decline in the value of the Fund’s other investments or to manage portfolio duration.

Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer durations given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 0.5 would be expected to change in price by approximately 0.5% in response to a 1% change in interest rates. There is no limitation on the duration or maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection, and diversification.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Ultra Short Income Fund

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Principal Investment Risks

Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The Fund seeks higher income than is typically available, across market cycles, from investment in a money market fund. Consequently, if your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – All securities owned by the Fund may be subject to default, delays in payment, adverse legislation or other government action, or could be downgraded by ratings agencies, reducing the value of the Fund’s shares. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities backed by the U.S. government, and the securities of U.S. government agencies, instrumentalities and enterprises that may be purchased by the Fund are rated “Aaa” by Moody’s Investors Services or “AA+” by S&P Global Ratings. Ratings agencies may reduce the ratings of any securities in the future.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Derivatives Risk – The Fund’s investments in futures, interest rate swaps, and credit default swaps involve the risks associated with the securities or other assets underlying those derivatives, including the risk of changes in the value of the underlying assets between the date that the Fund enters into the derivatives transaction and the date that the Fund closes out that transaction. The Fund’s investments in futures, interest rate swaps, and credit default swaps also involve the risk that the other party to the transaction will be unable or unwilling to perform its obligations to the Fund, that the Fund will be unable to sell or close its positions in such derivatives or will be delayed in doing so, and that the Fund will have difficulty valuing such derivatives.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes, or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Ultra Short Income Fund

be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation, even if other issuers or the overall economy are unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Ultra Short Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class I share performance to the ICE BofA U.S. Treasury Bill Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Ultra Short Income Fund

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	3.80%	6/30/2020
Lowest Quarterly Results	-1.66%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 YEARS	10 YEARS
Return Before Taxes	3.19%	2.16%	1.68%
Return After Taxes on Distributions	1.21%	1.10%	0.89%
Return After Taxes on Distributions and Sale of Fund Shares	1.86%	1.20%	0.94%
ICE BofA U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.09%	1.90%	1.27%

Class I Shares	1 Year	5 YEARS	10 YEARS
Return Before Taxes	5.78%	2.66%	2.03%
ICE BofA U.S. Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	5.09%	1.90%	1.27%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation, and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Ultra Short Income Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	$2,500
Individual Retirement Accounts	$2,000	N/A
All Others	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class I
	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Limited Term U.S. Government Fund

Investment Goal

The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital.

As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.50%(2)	0.65%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.37%	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.25%	0.50%	0.65%	none
Other Expenses	0.33%	0.69%	1.61%	0.28%
Total Annual Fund Operating Expenses	0.95%	1.56%	2.63%	0.65%
Fee Waiver/Expense Reimbursement	—	(0.32)%(3)	(1.39)%(3)	—
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%	1.24%	1.24%	0.65%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C and Class C2 shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C and Class C2 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.24% and 1.24%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term U.S. Government Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$320	$521	$739	$1,365
Class C Shares	$176	$461	$820	$1,829
Class C2 Shares	$191	$685	$1,271	$2,861
Class I Shares	$66	$208	$362	$810

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$126	$461	$820	$1,829
Class C2 Shares	$126	$685	$1,271	$2,861

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.65% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio in pursuing the Fund’s investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to market conditions.

Limited Term U.S. Government Fund invests at least 80% of its net assets in U.S. Government Securities. For this purpose, “U.S. Government Securities” means:

Securities backed by the full faith and credit of the U.S. government, including direct obligations of the U.S. Treasury (such as U.S. Treasury Bonds) and obligations of U.S. government agencies and instrumentalities which are guaranteed by the U.S. Treasury (such as “Ginnie Mae” mortgage-backed certificates issued by the Government National Mortgage Association).

Securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, but which are not backed by the full faith and credit of the U.S. government. These securities include mortgage-backed certificates, collateralized mortgage obligations (“CMOs”), and debentures issued by “Freddie Mac” (Federal Home Loan Mortgage Corporation) and “Fannie Mae” (Federal National Mortgage Association).

U.S. Government Securities include for this purpose repurchase agreements secured by the securities described above, and participations having economic characteristics similar to those securities. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term U.S. Government Fund

Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life of normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Principal Investment Risks

Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – All securities owned by the Fund may be subject to default, delays in payment, adverse legislation or other government action, or could be downgraded by ratings agencies, reducing the value of the Fund’s shares. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. government agencies, instrumentalities and government-sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities backed by the full faith and credit of the U.S. government, and securities of U.S. government agencies, instrumentalities and enterprises which may be purchased by the Fund are rated “Aaa” by Moody’s Investors Services or “AA+” by S&P Global Ratings. Ratings agencies may reduce the ratings of any securities in the future.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for the Fund’s investment in mortgage-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term U.S. Government Fund

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage-backed securities and in CMOs, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or CMO), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Limited Term U.S. Government Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C, Class C2 and Class I share performance to the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term U.S. Government Fund

	Total Returns	Quarter ended
Highest Quarterly Results	4.25%	12/31/2023
Lowest Quarterly Results	-3.63%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	1.51%	-0.13%	0.43%
Return After Taxes on Distributions	0.55%	-0.81%	-0.26%
Return After Taxes on Distributions and Sale of Fund Shares	0.88%	-0.38%	0.03%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	4.30%	1.03%	1.24%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.13%	-0.15%	0.28%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	4.30%	1.03%	1.24%

CLASS C2 SHARES	1 YEAR	Since Inception (10-01-20)
Return Before Taxes	2.98%	-2.22%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	4.30%	-1.75%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.25%	0.46%	0.89%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	4.30%	1.03%	1.24%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term U.S. Government Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class C2	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class C2	Class I
	$100	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Limited Term Income Fund

Investment Goal

The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital.

As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.50%(2)	0.65%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class c2	Class I
Management Fees	0.32%	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.25%	0.50%	0.65%	none
Other Expenses	0.21%	0.19%	0.47%	0.22%
Total Annual Fund Operating Expenses	0.78%	1.01%	1.44%	0.54%
Fee Waiver/Expense Reimbursement(4)	—	—	(0.20)%(3)	(0.05)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	1.01%	1.24%	0.49%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C and Class C2 shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C2 and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.24% and 0.49%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term Income Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$303	$469	$649	$1,169
Class C Shares	$153	$322	$558	$1,236
Class C2 Shares	$191	$436	$768	$1,707
Class I Shares	$50	$168	$297	$672

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$103	$322	$558	$1,236
Class C2 Shares	$126	$436	$768	$1,707

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.65% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio in pursuing the Fund’s investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to current market conditions.

The Fund invests at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings (AAA, AA or A) or Moody’s Investors Services, Inc. (Aaa, Aa or A), or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg. The Fund will not invest in any debt obligation rated at the time of purchase lower than BBB by S&P, Baa by Moody’s, of the equivalent short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg. The Fund may purchase corporate debt obligations, municipal securities, and commercial paper and bankers’ acceptances, and the Fund may also purchase securities backed by an underlying pool of debt obligations, including mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and collateralized debt obligations (sometimes referred to collectively as “structured products”). The Fund may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg believes these investments are consistent with the Fund’s objectives. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life of normally less than five years. As a result, the Fund also maintains a portfolio of investments having a dollar-weighted average effective duration of normally no more than five years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term Income Fund

a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 5 would be expected to change in price by approximately 5% in response to a 1% change in interest rates. During temporary periods the Fund’s portfolio maturity and average effective duration may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Principal Investment Risks

Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – All securities owned by the Fund may be subject to default, delays in payment, adverse legislation or other government action, or could be downgraded by ratings agencies, reducing the value of the Fund’s shares. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities backed by the full faith and credit of the U.S. government, and securities of U.S. government agencies, instrumentalities and enterprises which may be purchased by the Fund, are rated “Aaa” by Moody’s Investors Services or “AA+” by S&P Global Ratings. Ratings agencies may reduce the ratings of any securities in the future. Lower-rated or unrated obligations in which the Fund is permitted to invest may have, or may be perceived to have, greater risk of default and ratings downgrades.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for the Fund’s investment in mortgage- and other asset-backed securities, the value of which may fluctuate more significant in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term Income Fund

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation, even if other issuers or the overall economy are unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears below beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Limited Term Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C, Class C2 and Class I share performance to the Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term Income Fund

	Total Returns	Quarter ended
Highest Quarterly Results	5.71%	6/30/2020
Lowest Quarterly Results	-3.89%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.85%	1.66%	1.86%
Return After Taxes on Distributions	2.52%	0.62%	0.88%
Return After Taxes on Distributions and Sale of Fund Shares	2.25%	0.84%	1.00%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	1.59%	1.72%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	5.53%	1.74%	1.79%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	1.59%	1.72%

CLASS C2 SHARES	1 YEAR	Since Inception (10-01-20)
Return Before Taxes	5.13%	-0.99%
Bloomberg Intermediate U.S. Government/ Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	-1.36%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	6.49%	2.25%	2.33%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	1.59%	1.72%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term Income Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2010.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class C2	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class C2	Class I
	$100	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Core Plus Bond Fund

Investment Goal

The Fund seeks to maximize total return, consistent with the long-term preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in this Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 159, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 212, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 39.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses(3)	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	1.04%	1.79%	0.79%
Fee Waiver/Expense Reimbursement(4)	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.75%	1.50%	0.50%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Other expenses in the table are estimated for the current fiscal year, before expense reimbursements.
(4)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.75%, 1.50%, and 0.50%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Core Plus Bond Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years
Class A Shares	$523	$739
Class C Shares	$253	$535
Class I Shares	$51	$223

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years
Class C Shares	$153	$535

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced investment operations on October 2, 2023, information about the Fund’s portfolio turnover rate is not currently available.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio in pursuing the Fund’s investment goal. Under normal conditions, the Fund invests at least 80% of its net assets in debt obligations. The Fund may invest up to 25% of its net assets in debt obligations which, at the time of purchase, are rated by a nationally recognized statistical rating organization as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, are issued by obligors which Thornburg determines to have comparable below investment grade obligations outstanding or to be comparable to obligors with outstanding below investment grade obligations. The Fund may not, at the time of purchase, invest more than 25% of its net assets in debt obligations denominated in non-U.S. currencies, but this limitation does not apply to debt obligations issued by foreign issuers and denominated in U.S. dollars. Additionally, the Fund may not, at the time of purchase, invest more than 15% of its net assets in debt obligations issued by issuers in emerging markets, also known as developing countries. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

There is no limitation on the duration or maturity of any specific debt obligation the Fund may purchase. The Fund will, however, generally seek to maintain a portfolio of investments with a dollar-weighted average duration that falls within two years of the dollar-weighted average duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 0.5 would be expected to change in price by approximately 0.5% in response to a 1% change in interest rates.

While the Fund may invest in debt obligations of any type, the Fund will typically invest in the following types of debt obligations:

•corporate debt obligations from domestic and foreign issuers of any market capitalization;

•obligations issued or guaranteed by U.S. and non-U.S. governments and their agencies or instrumentalities; and

•mortgage-backed and asset-backed securities, including residential or commercial mortgage-backed securities, or collateralized mortgage obligations, issued by agencies of the U.S. government or issued by private entities.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Core Plus Bond Fund

Each of the Fund’s investments is determined by individual issuer and industry analysis, including Thornburg’s evaluation of domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt obligations.

The Fund may also invest in futures contracts, options, swaps, and forward contracts to hedge against the decline in the value of certain of the Fund’s investments, to manage portfolio duration, or to enhance the Fund’s investment returns.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  Because the Fund seeks to maximize total return while also preserving capital, the Fund may not always obtain the highest yields available.

The Fund’s policy of investing at least 80% of its net assets in debt obligations may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high-quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher- rated obligations to default, to ratings downgrades, and to liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S. government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants, or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Derivatives Risk – The Fund’s investments in futures contracts, options, swaps, forward contracts, and other derivative instruments involve the risks associated with the securities or other assets underlying those derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

Emerging Markets Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in emerging markets, also known as developing countries, because the economies of those markets are usually less diversified, communications, transportation and economic infrastructures are less developed, and emerging markets ordinarily have less established legal, political, business and social frameworks. At times the prices of debt obligations of an issuer in an emerging market may be extremely volatile. An issuer in a developed

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Core Plus Bond Fund

country may be similarly affected by these emerging markets risks to the extent that the issuer conducts its business in emerging markets.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. The market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic, and legal developments, and developments affecting specific issuers.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Core Plus Bond Fund

Small and Mid-Cap Company Risk – Debt obligations of small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility, and possible difficulties in valuing or selling these investments.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 129.

Past Performance of the Fund

No performance information is presented because the Fund commenced investment operations on October 2, 2023.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2023.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2023.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Fund under certain circumstances.

MINIMUM INITIAL INVESTMENT	CLASS A	CLASS C	CLASS I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

MINIMUM SUBSEQUENT INVESTMENT (ALL ACCOUNTS)	CLASS A	CLASS C	CLASS I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Fund, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Core Plus Bond Fund

Tax Information

Distributions to a shareholder will generally be taxable to the shareholder as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of this Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Strategic Income Fund

Investment Goal

The Fund’s primary investment goal is to seek a high level of current income.

The Fund’s secondary investment goal is some long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	1.00%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.25%	1.00%	none
Other Expenses	0.27%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.07%	1.77%	0.77%
Fee Waiver/Expense Reimbursement	(0.02)%(3)	—	(0.17)%(3)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.05%	1.77%	0.60%
(1)	Up to a 1.00% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.05%, and 0.60%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Strategic Income Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$552	$773	$1,012	$1,695
Class C Shares	$280	$557	$959	$2,084
Class I Shares	$61	$229	$411	$938

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$180	$557	$959	$2,084

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.34% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

•bonds and other debt obligations issued by domestic and foreign companies of any size (including lower-rated “high yield” or “junk” bonds)

•mortgage-backed securities and other asset-backed securities, including commercial mortgage-backed securities

•convertible debt obligations

•obligations issued by foreign governments (including developing countries)

•collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized loan obligations (“CLOs”)

•obligations of the U.S. government and its agencies and sponsored enterprises

•structured notes

•zero coupon bonds and “stripped” securities

•taxable municipal obligations and participations in municipal obligations

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Income Fund

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and analysis of specific issuers.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time. Please note that because the Fund’s objective is to provide high current income, the Fund invests with an emphasis on income, rather than stability of net asset value.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher- rated obligations to default, to ratings downgrades, and to liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S. government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Strategic Income Fund

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. The market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments. The market value of any zero coupon bonds or “stripped” securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Additionally, zero coupon bonds and “stripped” securities are subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Income Fund

also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Strategic Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total return for Class A shares has been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I performance to the Bloomberg U.S. Universal Total Return Index Value Unhedged, a broad measure of market performance, and to a Blended Benchmark, comprised of 80% Bloomberg U.S. Aggregate Bond Total Return Value USD, which represents a broad measure of bond market performance, and 20% MSCI World Net Total Return USD Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	7.98%	6/30/2020
Lowest Quarterly Results	-5.71%	3/31/2020

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Strategic Income Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	2.47%	2.60%	2.75%
Return After Taxes on Distributions	0.74%	1.09%	1.20%
Return After Taxes on Distributions and Sale of Fund Shares	1.42%	1.34%	1.41%
Bloomberg U.S. Universal Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	2.08%
Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	9.04%	3.56%	3.29%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	5.46%	2.79%	2.53%
Bloomberg U.S. Universal Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	2.08%
Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	9.04%	3.56%	3.29%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	7.61%	3.93%	3.60%
Bloomberg U.S. Universal Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	2.08%
Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	9.04%	3.56%	3.29%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Ali Hassan, cfa, frm, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2018.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Income Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

Distributions to shareholders will generally be taxable to shareholders as ordinary income or capital gains for federal income tax purposes. Distributions may also be subject to state and local taxes. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary

Short Duration Municipal Fund

Investment Goal

The Fund seeks current income exempt from federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.20%	none
Other Expenses	0.46%	0.20%
Total Annual Fund Operating Expenses	1.06%	0.60%
Fee Waiver/Expense Reimbursement(2)	(0.36)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.70%	0.50%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.70% and 0.50%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Short Duration Municipal Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$295	$520	$762	$1,458
Class I Shares	$51	$182	$325	$740

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.32% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by United States territories and possessions. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests primarily in obligations and participations in obligations which are rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, are issued by obligors which Thornburg determines have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. The Fund may invest up to 20 percent of its net assets in lower-quality municipal debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade municipal obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer durations given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than three years. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 3 would be expected to change in price by approximately 3% in response to a 1% change in interest rates. During temporary periods the Fund’s average duration and average portfolio maturity may be further reduced for defensive purposes. There is no limitation on the duration or maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Short Duration Municipal Fund

The Fund normally invests at least 80% of its net assets in municipal obligations, the income from which is exempt from the regular federal income tax. If the Fund owns taxable investments, some of its income would be subject to federal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax (“AMT”) on individuals. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The Fund seeks higher income than is typically available, across market cycles, from investment in a money market fund. Consequently, if your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced. For example, municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental agencies or issuers to discontinue payments to the Fund under the municipal leases.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower rated and unrated municipal obligations, the value of which may fluctuate more significant in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Tax Risk – The income on the Fund’s municipal obligations could become subject to federal income or state income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the Fund’s distributions that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal AMT and state income tax.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Short Duration Municipal Fund

Past Performance of the Fund

The following information provides some indication of the risks of investing in Short Duration Municipal Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class I share performance to the ICE BofA 1-3 Year U.S. Municipal Securities Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	2.46%	12/31/2023
Lowest Quarterly Results	-2.50%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 YEARS	10 YEARS
Return Before Taxes	1.16%	0.37%	0.41%
Return After Taxes on Distributions	1.16%	0.37%	0.41%
Return After Taxes on Distributions and Sale of Fund Shares	1.75%	0.56%	0.51%
ICE BofA 1-3 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	3.34%	1.32%	1.11%

Class I Shares	1 Year	5 YEARS	10 YEARS
Return Before Taxes	3.75%	0.88%	0.76%
ICE BofA 1-3 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	3.34%	1.32%	1.11%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation, and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Short Duration Municipal Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	$2,500
Individual Retirement Accounts	$2,000	N/A
All Others	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class I
	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Limited Term Municipal Fund

Investment Goal

The primary investment goal of Limited Term Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class c2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.50%(2)	0.65%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	class c2	Class I
Management Fees	0.31%	0.31%	0.31%	0.31%
Distribution and Service (12b-1) Fees	0.25%	0.50%	0.65%	none
Other Expenses	0.18%	0.17%	0.71%	0.20%
Total Annual Fund Operating Expenses	0.74%	0.98%	1.67%	0.51%
Fee Waiver/Expense Reimbursement	—	—	(0.43)%(3)	—
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.74%	0.98%	1.24%	0.51%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C and Class C2 shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class C2 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.24%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term Municipal Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$299	$456	$627	$1,123
Class C Shares	$150	$312	$542	$1,201
Class C2 Shares	$191	$485	$867	$1,940
Class I Shares	$52	$164	$285	$640

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$100	$312	$542	$1,201
Class C2 Shares	$126	$485	$867	$1,940

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.26% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies and by United States territories and possessions. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests primarily in obligations and participations in obligations which are rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, are issued by obligors which Thornburg determines have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. The Fund may invest up to 20 percent of its net assets in lower-quality municipal debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade municipal obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity normally less than five years. As a result, the Fund also maintains a portfolio of investments having a dollar-weighted average effective duration of normally no more than five years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 5 would be expected to change in price by approximately 5% in response to a 1% change in interest rates. During temporary periods the Fund’s portfolio maturity and average effective duration may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term Municipal Fund

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests at least 80% of its net assets in municipal obligations, the income from which is exempt from the regular federal income tax. If the Fund owns taxable investments, some of its income would be subject to federal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax (“AMT”) on individuals. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Lower-rated or unrated obligations held by the Fund may have, or may be perceived to have, greater risk of default and ratings downgrades. For example, municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental agencies or issuers to discontinue payments to the Fund under the municipal leases.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices. The market for lower- rated and unrated obligations may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower- rated and unrated municipal obligations, the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term Municipal Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Tax Risk – The income on the Fund’s municipal obligations could become subject to federal income or state income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the Fund’s distributions that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal AMT and state income tax.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Limited Term Municipal Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C, Class C2 and Class I share performance to the ICE BofA 1-10 Year U.S. Municipal Securities Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	4.61%	12/31/2023
Lowest Quarterly Results	-4.32%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term Municipal Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	1.95%	0.78%	1.08%
Return After Taxes on Distributions	1.95%	0.78%	1.08%
Return After Taxes on Distributions and Sale of Fund Shares	2.20%	1.02%	1.23%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	1.78%	1.90%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.45%	0.83%	0.98%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	1.78%	1.90%

CLASS C2 SHARES	1 YEAR	Since Inception (10-01-20)
Return Before Taxes	3.05%	-0.74%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	0.26%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.46%	1.32%	1.51%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	1.78%	1.90%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term Municipal Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class C2	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class C2	Class I
	$100	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Intermediate Municipal Fund

Investment Goal

The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.60%(2)	0.65%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.48%	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.25%	0.60%	0.65%	0.00%
Other Expenses	0.19%	0.28%	1.35%	0.19%
Total Annual Fund Operating Expenses	0.92%	1.36%	2.48%	0.67%
Fee Waiver/Expense Reimbursement(3)	(0.20)%	(0.27)%	(1.39)%	(0.19)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.72%	1.09%	1.09%	0.48%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C and Class C2 shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, Class C2, and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.72%, 1.09%, 1.09%, and 0.48%. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate Municipal Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$272	$468	$680	$1,291
Class C Shares	$171	$404	$719	$1,612
Class C2 Shares	$176	$640	$1,195	$2,711
Class I Shares	$49	$195	$354	$817

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$111	$404	$719	$1,612
Class C2 Shares	$111	$640	$1,195	$2,711

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.98% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by states and state agencies, local governments and their agencies, and by United States territories and possessions. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests primarily in obligations and participations in obligations which are rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, are issued by obligors which Thornburg determines have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. The Fund may invest up to 20 percent of its net assets in lower-quality municipal debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade municipal obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. As a result, the Fund also maintains a portfolio of investments having a dollar-weighted average effective duration of normally no more than ten years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. During temporary periods the Fund’s portfolio maturity and average effective duration may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Intermediate Municipal Fund

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests at least 80% of its net assets in municipal obligations, the income from which is exempt from the regular federal income tax. If the Fund owns taxable investments, some of its income would be subject to federal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax (“AMT”) on individuals. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Lower-rated or unrated obligations held by the Fund may have, or may be perceived to have, greater risk of default and ratings downgrades. For example, municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental agencies or issuers to discontinue payments to the Fund under the municipal leases.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices. The market for lower-rated and unrated obligations may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower- rated and unrated municipal obligations, the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate Municipal Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Tax Risk – The income on the Fund’s municipal obligations could become subject to federal income or state income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the Fund’s distributions that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal AMT and state income tax.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Intermediate Municipal Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C, Class C2 and Class I share performance to the ICE BofA 3-15 Year U.S. Municipal Securities Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	5.69%	12/31/2023
Lowest Quarterly Results	-5.27%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Intermediate Municipal Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.31%	1.39%	1.91%
Return After Taxes on Distributions	3.32%	1.39%	1.91%
Return After Taxes on Distributions and Sale of Fund Shares	3.26%	1.67%	2.03%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.46%	1.42%	1.76%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

CLASS C2 SHARES	1 YEAR	Since Inception (10-01-20)
Return Before Taxes	4.41%	-0.04%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	0.27%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	5.71%	2.05%	2.39%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate Municipal Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class C2	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class C2	Class I
	$100	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Strategic Municipal Income Fund

Investment Goal

The Fund seeks a high level of current income exempt from federal individual income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.60%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.60%	none
Other Expenses	0.27%	0.57%	0.26%
Total Annual Fund Operating Expenses	1.27%	1.92%	1.01%
Fee Waiver/Expense Reimbursement(3)	(0.46)%	(0.64)%	(0.42)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.81%	1.28%	0.59%
(1)	A 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.81%, 1.28%, and 0.59%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Strategic Municipal Income Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$281	$550	$840	$1,664
Class C Shares	$190	$541	$977	$2,191
Class I Shares	$60	$280	$517	$1,198

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$130	$541	$977	$2,191

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.80% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s investments in pursuing the Fund’s investment goal. The Fund invests principally in a portfolio of municipal obligations issued by states and state agencies, local governments and their agencies, and by United States territories and possessions. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, the difference in yields between higher and lower-rated obligations, and analysis of specific obligations. The Fund invests in obligations and participations in obligations of any credit quality. The Fund may invest up to 50 percent of its net assets in lower-quality debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. The Fund may also invest in obligations that are in default at the time of purchase. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund may invest in municipal obligations of any maturity, but seeks to maintain a portfolio of investments having a dollar-weighted average effective duration of normally one to ten years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. During temporary periods the Fund’s average effective duration and average portfolio maturity may be reduced for defensive purposes. There is no limitation on the duration or maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Municipal Income Fund

changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests at least 80% of its net assets in municipal obligations, the income from which is exempt from the regular federal income tax. If the Fund owns taxable investments, some of its income would be subject to federal income tax. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax (“AMT”) on individuals. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time. Please note that because the Fund’s objective is to provide high current income, the Fund invests with an emphasis on income, rather than stability of net asset value.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher- rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk. For example, municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental agencies or issuers to discontinue payments to the Fund under the municipal leases.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices. The market for lower-rated and unrated obligations (including particularly “junk” or “high yield” bonds) may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Strategic Municipal Income Fund

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower-rated and unrated municipal obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

Tax Risk – The income on the Fund’s municipal obligations could become subject to federal income or state income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the Fund’s distributions that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal AMT and state income tax.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Strategic Municipal Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C and Class I share performance to the ICE BofA U.S. Municipal Master Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	6.46%	12/31/2023
Lowest Quarterly Results	-5.52%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Municipal Income Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	3.79%	1.11%	2.17%
Return After Taxes on Distributions	3.79%	1.11%	2.16%
Return After Taxes on Distributions and Sale of Fund Shares	3.58%	1.44%	2.25%
ICE BofA U.S. Municipal Master Index (reflects no deduction for fees, expenses, or taxes)	6.51%	2.27%	3.13%

Class C Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	4.87%	1.04%	1.95%
ICE BofA U.S. Municipal Master Index (reflects no deduction for fees, expenses, or taxes)	6.51%	2.27%	3.13%

Class I Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	6.12%	1.72%	2.63%
ICE BofA U.S. Municipal Master Index (reflects no deduction for fees, expenses, or taxes)	6.51%	2.27%	3.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Strategic Municipal Income Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Limited Term California Fund

Investment Goal

The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class C2	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	0.50%(2)	0.65%(2)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class C2	Class I
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.50%	0.65%	none
Other Expenses	0.21%	0.42%	6.87%	0.21%
Total Annual Fund Operating Expenses	0.96%	1.42%	8.02%	0.71%
Fee Waiver/Expense Reimbursement(3)	(0.22)%	(0.40)%	(7.00)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.74%	1.02%	1.02%	0.49%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Imposed only on redemptions of Class C and Class C2 shares within 12 months of purchase.
(3)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class C, Class C2, and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.74%, 1.02%, 1.02%, and 0.49%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term California Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$299	$503	$723	$1,357
Class C Shares	$154	$410	$738	$1,667
Class C2 Shares	$169	$1,722	$3,243	$6,663
Class I Shares	$50	$205	$373	$862

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$104	$410	$738	$1,667
Class C2 Shares	$104	$1,722	$3,243	$6,663

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.63% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of California and its agencies, and by California local governments and their agencies. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests primarily in obligations and participations in obligations which are rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, are issued by obligors which Thornburg determines have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. The Fund may invest up to 20 percent of its net assets in lower-quality municipal debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade municipal obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund may invest in obligations issued by United States territories and possessions. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity normally less than five years. As a result, the Fund also maintains a portfolio of investments having a dollar-weighted average effective duration of normally no more than five years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 5 would be expected to change in price by approximately 5% in response to a 1% change in interest rates. During temporary periods the Fund’s portfolio maturity and average effective duration may be

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term California Fund

reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

The Fund normally invests at least 80% of its net assets in municipal obligations originating in California, the income from which is exempt from regular federal or California income taxes. If the Fund owns taxable investments, some of its income would be subject to federal and California income taxes. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax (“AMT”) on individuals. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Lower-rated or unrated obligations held by the Fund may have, or may be perceived to have, greater risk of default and ratings downgrades. For example, municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental agencies or issuers to discontinue payments to the Fund under the municipal leases.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices. The market for lower- rated and unrated obligations may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower- rated and unrated municipal obligations, the value of which may fluctuate more significant in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term California Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Single State Risk – Because the Fund invests primarily in obligations originating in California, the Fund’s share value may be more sensitive to adverse economic, political or regulatory developments in that state. Budgetary concerns, decreased revenues, and adverse conditions significant to a sector of the state, municipalities within the state, or local economies may negatively affect the ability of state and local issuers to make full and timely principal or interest payments on their debt obligations.

Tax Risk – The income on the Fund’s municipal obligations could become subject to federal income or state income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the Fund’s distributions that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal AMT and state income tax.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Limited Term California Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class C, Class C2 and Class I share performance to the ICE BofA 1-10 Year U.S. Municipal Securities Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	4.30%	12/31/2023
Lowest Quarterly Results	-3.99%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term California Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	1.86%	0.52%	0.97%
Return After Taxes on Distributions	1.86%	0.53%	0.97%
Return After Taxes on Distributions and Sale of Fund Shares	2.10%	0.77%	1.09%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	1.78%	1.90%

Class C Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.37%	0.55%	0.85%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	1.78%	1.90%

CLASS C2 SHARES	1 YEAR	Since Inception (10-01-20)
Return Before Taxes	3.31%	-0.43%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	0.26%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.43%	1.07%	1.40%
ICE BofA 1-10 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	4.27%	1.78%	1.90%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Limited Term California Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class C	Class C2	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class C	Class C2	Class I
	$100	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Intermediate New Mexico Fund

Investment Goal

The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class D	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class D	Class I
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	0.50%	none
Other Expenses	0.27%	0.34%	0.24%
Total Annual Fund Operating Expenses	1.02%	1.34%	0.74%
Fee Waiver/Expense Reimbursement(2)	(0.03)%	(0.10)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	1.24%	0.67%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A, Class D and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.99%, 1.24% and 0.67%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate New Mexico Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$299	$515	$749	$1,420
Class D Shares	$126	$415	$725	$1,604
Class I Shares	$68	$230	$405	$912

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48.90% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by the State of New Mexico and its agencies, and by New Mexico local governments and their agencies. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests primarily in obligations and participations in obligations which are rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, are issued by obligors which Thornburg determines have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. The Fund may invest up to 20 percent of its net assets in lower-quality municipal debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade municipal obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund may invest in obligations issued by United States territories and possessions. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. As a result, the Fund also maintains a portfolio of investments having a dollar-weighted average effective duration of normally no more than ten years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. During temporary periods the Fund’s portfolio maturity and average effective duration may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Intermediate New Mexico Fund

The Fund normally invests at least 80% of its net assets in municipal obligations originating in New Mexico, the income from which is exempt from regular federal or New Mexico income taxes. If the Fund owns taxable investments, some of its income would be subject to federal and New Mexico income taxes. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax (“AMT”) on individuals. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Lower-rated or unrated obligations held by the Fund may have, or may be perceived to have, greater risk of default and ratings downgrades. For example, municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental agencies or issuers to discontinue payments to the Fund under the municipal leases.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices. The market for lower- rated and unrated obligations may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower- rated and unrated municipal obligations, the value of which may fluctuate more significant in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

Non-diversification Risk – The Fund is a non-diversified investment company, which means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund’s share price to decline to a greater degree.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate New Mexico Fund

Single State Risk – Because the Fund invests primarily in obligations originating in New Mexico, the Fund’s share value may be more sensitive to adverse economic, political or regulatory developments in that state. Budgetary concerns, decreased revenues, and adverse conditions significant to a sector of the state, municipalities within the state, or local economies may negatively affect the ability of state and local issuers to make full and timely principal or interest payments on their debt obligations.

Tax Risk – The income on the Fund’s municipal obligations could become subject to federal income or state income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the Fund’s distributions that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal AMT and state income tax.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Intermediate New Mexico Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A, Class D and Class I share performance to the ICE BofA 3-15 Year U.S. Municipal Securities Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	5.24%	12/31/2023
Lowest Quarterly Results	-4.97%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart above, and the returns would be less if the charge was taken into account.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Intermediate New Mexico Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	1.87%	0.65%	1.39%
Return After Taxes on Distributions	1.86%	0.64%	1.39%
Return After Taxes on Distributions and Sale of Fund Shares	1.98%	0.92%	1.57%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

Class D Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.58%	0.78%	1.34%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	4.18%	1.36%	1.92%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate New Mexico Fund

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class D	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	N/A	$2,500
Individual Retirement Accounts	$2,000	$2,000	N/A
All Others	$5,000	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class D	Class I
	$100	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Intermediate New York Fund

Investment Goal

The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital.

The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for discounts from the sales charges applicable to Class A shares if you or other qualifying account holders invest, or agree to invest in the future, at least $50,000 in the Thornburg Funds. More information about this and other discounts and sales charge waivers is available from your financial intermediary, in the Prospectus under the captions “Class A Sales Charge Waivers,” beginning on page 160, and “Appendix A – Sales Charge Waivers Offered by Financial Intermediaries,” beginning on page 214, and in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares,” beginning on page 92.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.00%	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none(1)	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class I
Management Fees	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	none
Other Expenses	0.58%	0.61%
Total Annual Fund Operating Expenses	1.33%	1.11%
Fee Waiver/Expense Reimbursement(2)	(0.34)%	(0.44)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	0.67%
(1)	Up to a 0.50% contingent deferred sales charge (CDSC) is imposed on redemptions of any part or all of a purchase of $1 million or more within 12 months of purchase.
(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class A and Class I expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.99% and 0.67%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate New York Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$299	$580	$882	$1,740
Class I Shares	$68	$309	$569	$1,312

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 42.70% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its primary goal by investing principally in a laddered maturity portfolio of municipal obligations issued by New York State and its agencies, and by New York State local governments and their agencies. Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio. Investment decisions are based upon outlooks for interest rates and securities markets, the supply of municipal debt obligations, and analysis of specific securities. The Fund invests primarily in obligations and participations in obligations which are rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, are issued by obligors which Thornburg determines have comparable investment grade obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding investment grade obligations. The Fund may invest up to 20 percent of its net assets in lower-quality municipal debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, issued by obligors which Thornburg determines have comparable below investment grade municipal obligations outstanding or which are deemed by Thornburg to be comparable to obligors with outstanding below investment grade obligations. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. The Fund may invest in obligations issued by United States territories and possessions. The Fund’s portfolio is “laddered” by investing in obligations of different maturities so that some obligations mature during each of the coming years. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity of normally three to ten years. As a result, the Fund also maintains a portfolio of investments having a dollar-weighted average effective duration of normally no more than ten years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 10 would be expected to change in price by approximately 10% in response to a 1% change in interest rates. During temporary periods the Fund’s portfolio maturity and average effective duration may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase. The Fund may dispose of any security before it matures. The Fund also attempts to reduce changes in its share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Intermediate New York Fund

The Fund normally invests at least 80% of its net assets in municipal obligations originating in New York, the income from which is exempt from regular federal or New York income taxes. If the Fund owns taxable investments, some of its income would be subject to federal and New York income taxes. The Fund may invest without limit in securities that generate income subject to the alternative minimum tax (“AMT”) on individuals. Gains realized on investments held by the Fund and not offset by realized losses will be subject to federal income tax.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Lower-rated or unrated obligations held by the Fund may have, or may be perceived to have, greater risk of default and ratings downgrades. For example, municipal leases held by the Fund may be subject to non-appropriation provisions which permit governmental agencies or issuers to discontinue payments to the Fund under the municipal leases.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. When interest rates decrease, the Fund’s dividends may decline. Decreases in market interest rates may also result in prepayments of obligations the Fund acquires, requiring the Fund to reinvest at lower interest rates.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices. The market for lower- rated and unrated obligations may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for the Fund’s investments in lower- rated and unrated municipal obligations, the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers.

Non-diversification Risk – The Fund is a non-diversified investment company, which means that it may invest a greater proportion of its assets in the securities of a single issuer. This may be riskier, because a default or other adverse condition affecting such an issuer could cause the Fund’s share price to decline to a greater degree.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate New York Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Single State Risk – Because the Fund invests primarily in obligations originating in New York, the Fund’s share value may be more sensitive to adverse economic, political or regulatory developments in that state. Budgetary concerns, decreased revenues, and adverse conditions significant to a sector of the state, municipalities within the state, or local economies may negatively affect the ability of state and local issuers to make full and timely principal or interest payments on their debt obligations.

Tax Risk – The income on the Fund’s municipal obligations could become subject to federal income or state income tax due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities. All or a portion of the Fund’s distributions that are exempt from regular federal income tax may nevertheless be taken into account for purposes of the federal AMT and state income tax.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears beginning on page 129 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Intermediate New York Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class A shares have been different in each full year shown. The average annual total return figures compare Class A and Class I share performance to the ICE BofA 3-15 Year U.S. Municipal Securities Index, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class A Shares

	Total Returns	Quarter ended
Highest Quarterly Results	5.30%	12/31/2023
Lowest Quarterly Results	-4.83%	3/31/2022

The sales charge for Class A shares is not reflected in the returns shown in the bar chart, and the returns would be less if the charge was taken into account.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Intermediate New York Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class A Shares	1 Year	5 Years	10 Years
Return Before Taxes	2.68%	0.91%	1.47%
Return After Taxes on Distributions	2.68%	0.91%	1.47%
Return After Taxes on Distributions and Sale of Fund Shares	2.59%	1.19%	1.65%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

Class I Shares	1 Year	5 Years	10 Years
Return Before Taxes	5.09%	1.65%	2.00%
ICE BofA 3-15 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	5.40%	2.21%	2.67%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class A shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

David Ashley, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

John C. Bonnell, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Eve Lando, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Purchase and Sale of Fund Shares

The minimum amounts for an initial investment in Fund shares and for subsequent investments in Fund shares are shown below. If you purchase your shares through a financial intermediary, the intermediary may impose its own minimum investment requirements. The minimums shown below may also be reduced or waived by the Funds under certain circumstances.

Minimum Initial Investment	Class A	Class I
Investors Purchasing through a Fee-Based Account with a Financial Intermediary	$2,500	$2,500
Individual Retirement Accounts	$2,000	N/A
All Others	$5,000	$2,500,000

Minimum Subsequent Investments (all accounts)	Class A	Class I
	$100	$100

The Fund’s shares are redeemable on any business day. If you hold your Fund shares through a financial intermediary, you should contact your intermediary to redeem shares. If you hold your shares directly with the Funds, you may redeem shares at any time by mail (c/o the Fund’s Transfer Agent, SS&C GIDS, Inc., at P.O. Box 219017, Kansas City, Missouri 64121-9017) or by telephone (1-800-847-0200).

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Fund Summary Intermediate New York Fund

Tax Information

The Fund seeks to satisfy conditions that will permit distributions by the Fund from its net interest income to be exempt from federal income tax. Income distributions that are exempt from federal income tax may be subject to the federal alternative minimum tax and to state and local income taxes. Any capital gains distributions generally are subject to federal and state income tax. See “Taxes” on page 171 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

Summaries of each Fund’s principal investment strategies and principal investment risks are provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Investment strategies which are described below but are not identified as a principal investment strategy for a Fund at the beginning of the Prospectus are not currently considered to be principal investment strategies of the Fund. Investors should note, however, that a Fund’s investment profile will vary over time. See “Principal Investment Strategies” below for more information. More detailed information about each Fund’s investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds’ policies and procedures with respect to the disclosure of Fund portfolio investments.

Fund Investment Goals

The investment goals for each Fund are stated above in each Fund Summary. The investment goals stated in each Fund Summary are fundamental policies of the relevant Fund, and may not be changed without the approval of that Fund’s shareholders. Other investment goals of any of the Funds are not fundamental policies, and may be changed without shareholder approval. A Fund may not achieve its investment goals.

Principal Investment Strategies

A “principal investment strategy” of a Fund is a strategy which Thornburg anticipates may be important in pursuing the Fund’s investment objectives, and which Thornburg anticipates may have a significant effect on its performance. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption “Principal Investment Strategies” relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. Information about those specific investment limitations is described for each Fund under the caption “Principal Investment Strategies” in the first part of this Prospectus or in the “Investment Limitations” section of the Statement of Additional Information. For purposes of any such limitation, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

Investing in Stocks and Other Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities, warrants, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), partnership interests (including interests in master limited partnerships, private equity firms, and other public and private issuers organized as partnerships), shares in exchange traded funds (“ETFs”) and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities. See also “Investing in Other Investment Companies,” below.

As described in the “Fund Summary” portions of this Prospectus, when the International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, and Small/Mid Cap Growth Fund invest in an equity security, Thornburg typically categorizes that security in one of the following categories: Basic Value, Consistent Earner, Emerging Franchise, Growth Industry Leader, Consistent Grower, Emerging Growth, or Disruptor. The issuers of securities categorized by Thornburg as Basic Value generally operate in industries deemed to be mature as they are older, larger industries with slowing rates of growth, or in industries considered cyclical because their performance is generally correlated to economic business cycles. The stock prices of Basic Value securities also tend to be more sensitive to changes in outside factors such as interest rates or inflation, and may exhibit higher volatility in earnings and cash flow versus securities categorized in the other two categories. The issuers of securities categorized by Thornburg as Consistent Earner typically exhibit one or more of the following characteristics: predictable growth; predictable profitability; predictable cash flow; or predictable levels of dividends. Consistent Earner securities also tend to operate in relatively stable industries, and their

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

stock prices tend to be less sensitive to changes in outside factors such as changed in interest rates or inflation. The issuers of securities categorized by Thornburg as Emerging Franchises may operate in industries which are newer or less established that issuers in the other two categories, or may offer a product or service that is relatively new for the industry in which the issuer operates, or for which fewer competing products or services exists. Because they operate in newer industries or are positioned competitively relative to their peers, the issuers of Emerging Franchises securities have the potential to grow at an above average rate through increases in revenues, profits, or cash flows faster than the other categories of issuers. There is no limitation on the percentage of the Fund’s assets which shall be invested in equity securities within each of those categories, and the allocation of the Fund’s assets across those three categories is expected to vary over time. The issuers of securities categorized by Thornburg as Growth Industry Leader generally often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established. The issuers of securities categorized by Thornburg as Consistent Grower generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets. The issuers of securities categorized by Thornburg as Emerging Growth often address a new market or carve out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility. The issuers of securities categorized by Thornburg as Disruptor companies are generally at the early stages of growth and usually possess highly innovative or differentiated products and services, but they may require substantial additional time or investment to capitalize on market opportunities and achieve profitability.

•General Risks of Equity Securities – Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods, and could fluctuate significantly over longer periods, in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Funds may invest. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. From time to time, a Fund may seek to invest in a company’s equity securities through an initial public offering (“IPO”). There can be no assurance that a Fund will have continued access to profitable IPOs and, as a Fund’s assets grow, the impact of that Fund’s investments in IPOs on the performance of the Fund may decline.

•Market and Economic Risks Affecting Equity Securities – Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect securities valuations of companies in which a Fund has invested, even if the businesses of those companies are not adversely affected. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth through monetary policies including reduced or increased interest rates, may at times affect the prices of a range of financial assets, which could negatively impact Fund performance. In recent years, the U.S. Federal Reserve has reversed many of its monetary policies, and other central banks could in the future take similar steps. In recent years the U.S. Federal Reserve has increased its policy rate, the overnight Federal Funds rate, and additional future increases are possible. Although the effect that an increase in the Federal Funds rate or the elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.

Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on Russia and Europe in general, including significant negative impacts on the economy and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure that a Fund may have to Russian issuers or the adjoining geographic regions. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.

•Risks Affecting Specific Companies – Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected. Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company’s products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Any one or more of these adverse conditions may result in significant declines in the value of equity securities held by the Funds, and in some instances, a company in which a Fund has invested could become bankrupt, causing a loss of the Fund’s entire investment in the company.

•Risks of Investing in Small and Mid-Cap Companies – Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Small-capitalization and mid-capitalization companies may have risks resulting from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets or financial resources, greater vulnerability to competition and market risks and fluctuations, more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

•Information Technology Securities Risk – Because the information technology sector is often subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, and developments in emerging wireless transmission technologies, the stock prices of companies in the sector may be more volatile than the overall market. Compared to companies in other sectors, information technology companies may also face more intense competition, be more dependent on consumer and business acceptance and compatibility with other products as new technologies evolve and older products become obsolete, and may be more heavily dependent on intellectual property rights, the impairment or inability to enforce those rights, and regulatory approval for protection of patents. These factors are likely to be even more significant for smaller, less-seasoned information technology companies, which may have more limited personnel, financial resources, and product lines.

•Risks of Investing in Depositary Receipts – ADRs, EDRs, and GDRs are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs, or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated (see “Investing in Foreign Securities and Debt Obligations; Foreign Currency Risks” below).

Certain depositary receipts in which a Fund may invest are unsponsored, meaning that the depositary receipt is created and issued without the participation of the foreign issuer whose stock underlies the depositary receipt. The financial institution that issues an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights, and accordingly the holder of an unsponsored depositary receipt may not have as much current information concerning the foreign issuer as the holder of sponsored depositary receipt. In the case of the Thornburg Developing World Fund, investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund’s investment policies and restrictions.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

•Risks of Investing in Publicly Traded Real Estate Investment Trusts (“REITs”) – Publicly traded REITs are pooled investment vehicles in which ownership interests are publicly traded, and which invest in real estate or real estate-related companies. Types of publicly traded REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the “1940 Act”).

•Limited Number of Portfolio Holdings – Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, and Investment Income Builder Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if Thornburg believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund’s net asset value may increase or decrease more in response to a change in the value of one of the Fund’s portfolio holdings than if the Fund invested in a larger number of issuers.

Investing in Debt Obligations

Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest, and must repay the amount borrowed at maturity. Some debt obligations have interest rates that are fixed over the life of the obligation. Other debt obligations, commonly referred to as “floating rate” obligations, have interest rates that reset periodically prior to maturity based on a specific index or reference rate, such as the Secured Overnight Financing Rate. The values and yields of debt obligations are dependent upon a variety of factors, including general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Values of debt obligations held by the Funds change daily, depending upon various factors, including interest rates, credit quality and factors affecting specific issuers, and general market and economic conditions. There are a wide variety of debt obligations available for investment. Specific types of debt obligation, and the principal risks associated with investment in those types of obligation, are summarized below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” “Investing in Municipal Obligations,” Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” and “Investing in Structured Products.”

•General Risks of Investing in Debt Obligations – Debt obligations are subject to a range of risks that may adversely affect the value of debt obligations held by the Funds, including credit risks, market risks, interest rate risks and prepayment and extension risks. These risks are summarized below. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific issuers in whose obligations the Funds may invest. When debt obligations held by a Fund go into default or otherwise decline in value, the value of the Fund’s shares declines. Additional risks that may adversely affect specific types of debt obligations are discussed below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” “Investing in Municipal Obligations,” Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” and “Investing in Structured Products.”

•Credit and Specific Issuer Risks – Investments in debt obligations are subject to the risk that the issuer of the obligation will become bankrupt or otherwise unable to pay some or all of the amounts due under its debt obligations, or delay paying principal or interest when due. Debt obligations are typically subject to the provisions of bankruptcy, insolvency and other laws that limit or reduce the rights of persons or entities such as the Funds who own debt obligations, preventing or delaying owners of debt obligations from receiving payment of amounts due under the debt obligations, or reducing the amounts they can collect. The credit risk is generally more pronounced for lower-quality debt obligations, and generally less pronounced for investment grade obligations. Debt obligations of smaller corporate or public issuers may be subject to greater credit risk, for the reasons described below under the caption “Risks of Investing in Debt Obligations of Small- and Mid-Cap Companies,” and obligations of foreign issuers are subject to the additional risks

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

affecting foreign investments, described below under the caption “Investing in Foreign Equity Securities and Debt Obligations.” Debt obligations are often rated as to credit quality by one or more nationally recognized statistical rating organizations (“NRSROs”). NRSROs are ratings agencies that have been registered with the Securities and Exchange Commission and are generally accepted in the financial markets as recognized providers of credible and reliable credit ratings.

As described in the first part of this Prospectus, certain Funds are prohibited from investing in debt obligations that are at or below a specified credit rating, and certain Funds have a policy of investing all or a specified percentage of their net assets in debt obligations that, at the time of purchase, are rated below investment grade or, if unrated, are judged by Thornburg to be of comparable quality to an obligation that is rated below investment grade. While the balance of a Fund’s investments would under normal circumstances be comprised of investment grade debt obligations, the determination of a debt obligation’s credit rating is applied at the time that the Fund purchases the debt obligation. A Fund is not prohibited from continuing to hold a debt obligation whose rating is reduced after the Fund’s purchase, including debt obligations whose ratings are reduced to below investment grade, even if continuing to hold such an obligation would cause the total percentage of the Fund’s net assets invested in below investment grade obligations to exceed a specified percentage of the its assets. If a debt obligation’s rating is reduced, the obligation may decline in value. See also “Risks Affecting Lower Quality Debt Securities,” below.

•Interest Rate Risk Affecting Debt Obligations – The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations may decrease. Prices of intermediate or longer-term debt obligations are relatively more sensitive to changing interest rates than shorter-term debt obligations, and increases in interest rates generally will have more adverse effect on a Fund’s share value when it holds intermediate or longer maturity obligations. Additionally, investments in floating rate obligations include the risk that the obligation’s interest rate may reset to a lower level of interest during the period of a Fund’s investment.

•Prepayment and Extension Risk Affecting Certain Debt Obligations – Some debt obligations permit the issuer to pay the debt before final maturity. The rate at which issuers repay those debts before final maturity may be affected by changes in market interest rates. When market interest rates decline, the issuers of certain debt obligations may repay those obligations more quickly than anticipated in order to replace those obligations with obligations that bear the lower prevailing rates. In that event, a Fund may have to reinvest the proceeds of those repayments in obligations which bear the lower prevailing rates, resulting in a lower yield to the Fund. Conversely, when market interest rates increase, the issuers of certain debt obligations may repay those obligations more slowly than anticipated. In that event, Fund assets would remain invested in those obligations, and the Fund may be unable to invest to the same extent in obligations which bear the higher prevailing rates.

•Risks of Investing in Debt Obligations of Small and Mid-Cap Companies – Smaller, less seasoned companies are subject to generally higher investment risks. Small-capitalization and mid-capitalization companies may have risks resulting from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets or financial resources, greater vulnerability to competition and market risks and fluctuations, more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies. As a result of those characteristics, small- and mid-capitalization companies may perform poorly during times of economic stress, and debt obligations issued by such companies may be subject to higher risk that the issuer is unable to meet principal and interest payments on its obligations.

•Market, Economic, and Liquidity Risks Affecting Debt Obligations – In addition to other conditions that may adversely affect the value of debt obligations, general economic and market conditions may reduce the value of debt obligations held by the Funds, even if the issuers of those obligations remain financially sound or otherwise able to pay their obligations when due. Similarly, adverse conditions in the markets in which debt obligations are traded may reduce the liquidity of debt obligations held by the Funds, making it difficult to sell those obligations (and therefore reducing the values of those obligations), and reducing the ability of the Funds to obtain reliable prices for debt obligations they hold. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take similar steps. In recent years the U.S. Federal Reserve has also increased its policy rate, the overnight Federal Funds

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

rate, and additional future increases are possible. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

•Risks Affecting Lower Quality Debt Securities – A debt obligation’s credit rating reflects the expected ability of the obligation’s issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody’s Investors Service (“Moody’s”) and S&P Global Ratings (“S&P”). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody’s or S&P are considered “investment grade” obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from “extremely strong” to “adequate.” The lowest ratings of the investment grade debt obligations, such as those rated Baa or BBB, may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances compared to more highly rated obligations. Debt obligations that are below investment grade are sometimes referred to as “high-yield” securities or “junk” bonds, and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation’s rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer’s current financial condition may be better or worse than a rating indicates.

•Additional Risks Affecting Convertible Debt Obligations – Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

•Additional Risks Affecting Zero Coupon Bonds and Stripped Securities – Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or “coupon” payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A “stripped” security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred to as an “income only” or “I/O” security) or the separate principal component of the debt obligation (commonly referred to as a “principal only” or “P/O” security).

Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. A Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

Investing in Foreign Equity Securities and Debt Obligations

Investments in foreign equity securities, debt obligations and other investment instruments are subject to the same risks that affect investments in equity securities and debt obligations in the United States. Additionally, foreign investments are subject to other risks which are summarized below.

•Identifying Foreign Investments – Except as otherwise stated under the caption “Principal Investment Strategies” for any Fund, investments are considered “foreign” or having been made “outside the United States” if at the time the investment is made by a Fund the issuer of the investment is domiciled outside the United States, or the issuer

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

is determined by Thornburg to be tied economically to a country other than the United States. Thornburg considers the following material factors in determining if an investment is tied economically to one or more countries other than the United States: (i) whether the issuer is included in a benchmark index intended to measure the performance of markets outside the United States (e.g., the MSCI All Country World ex USA Index); (ii) whether the issuer is organized or headquartered in a non-United States country or maintains most of its assets in one or more such countries; (iii) whether the issuer has a primary listing for its equity securities on a stock exchange of a non-U.S. country; or (iv) whether the issuer derives a majority of its profits, revenues, sales, or income from one or more non-U.S. countries. For this purpose, an issuer of a security may be considered tied economically to a country outside the United States even if it also has significant economic exposures to the United States. In addition, the application of these factors is inevitably complex and not precise in certain respects, companies may be economically tied to a number of countries (including the United States), and different persons may evaluate these factors differently and reach different conclusions as to whether or not a given issuer or its securities would be considered foreign or tied economically to countries other than the United States. See also “Developing Country Risk” below for a discussion of factors that Thornburg considers in determining if an investment by the Fund is an investment in a developing country.

•General Risks Affecting Foreign Investments – Foreign investments may be subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund’s investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity and debt markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

•Foreign Currency Risks – Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls. Thornburg may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to a Fund. Furthermore, any hedging strategy that Thornburg pursues, such as the use of currency forward contracts, may involve additional risks. See “Investing with Derivatives,” below.

•Developing Country Risks – As noted in the “Fund Summary” portions of this Prospectus, certain Funds may invest all or a specified percentage of their net assets developing countries, also known as emerging market countries. For this purpose, Thornburg considers the following material factors in determining if an investment by a Fund is an investment in a developing country: (i) whether the issuer is included in the MSCI Emerging Markets Index; (ii) whether the is issuer is organized or headquartered in a developing country or maintains most of its assets in one or more such countries; (iii) whether the issuer has a primary listing for its equity securities on a stock exchange of an developing country; or (iv) whether the issuer derives a majority of its profits, revenues, sales, or income from one or more developing countries. Currently, Thornburg considers developing countries to include most Central and South American, African, Asian (including the Middle and Near East, and the Indian subcontinent) and Central and Eastern European nations. Foreign investment risks may be more pronounced in developing countries. The economies of developing countries may be less diversified and dependent on one or a few industries, or may be dependent to a greater degree on exports of commodities or manufactured goods. For example, an economy that is dependent upon exports of commodities such as minerals or agricultural products may present increased risks of nationalization or other government interference, unavailability of capital or other resources, price volatility caused by fluctuating demand and competition from other producers of the commodities or substitute commodities. Developing countries often have less developed government institutions and legal systems, limited transportation and communications infrastructure, limited health and social resources, and are located in regions that may be politically unstable and in some locations may be more subject to unusual weather and other natural conditions. Consequently, business operations in those countries may be more vulnerable to corruption and crime, weak or inconsistent regulatory agencies and procedures, transportation and communications delays and disruptions, natural disasters and health and environmental conditions, more

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

limited access to materials and resources and regional political and military events. Investments in developing countries may be particularly vulnerable to fluctuations in market valuations because of the small size of some issuers and the limited size and illiquidity of investments and some markets on which investments are traded, manipulation or speculation in these markets, and inefficiencies in local markets and exchanges. Other significant risks to investments in developing countries include local limitations on ownership by foreign persons, less developed legal protections for investors and the custodians and depositories through which a Fund holds investments in foreign countries, unreliable or limited information about issuers or economic conditions, restrictions on foreign ownership or repatriation of earnings, delays in conducting purchases or sales of investments, high inflation rates, changes in exchange rates and controls, higher costs or limitations on converting foreign currencies, higher national debt levels, and abrupt changes in governmental monetary and fiscal policies.

•Risks of Debt Issued by Foreign Governments – Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and “supra-national” entities such as the International Bank for Reconstruction and Development (commonly called the “World Bank”). A Fund’s investments in these foreign debt obligations may be denominated in U.S. dollars or in foreign currencies. These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be less willing or able than the U.S. to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund’s investments could be subject to unfavorable judicial or administrative changes. These risks may be more pronounced for a Fund’s investments in debt obligations issued by developing countries.

•Risks Affecting Specific Countries or Regions – From time to time, a significant portion of the assets of Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, and Investment Income Builder Fund may be invested in issuers that are economically exposed to one country or region. In that event, the Fund’s share value may be more susceptible to conditions and developments in that country or region and potentially more volatile than the share value of a more geographically diversified fund. In certain cases, investors in issuers from such countries or regions may not have the same transparency into the accounting and governance standards of those issuers as they may have for companies located in the U.S., and as a result it may be more difficult to identify fraudulent practices that may adversely affect a company’s share price. The nature and degree of the risks affecting a given country or region, and the extent of a Fund’s exposure to any such country or region, is expected to vary over time. Fund shareholders can find more information about the countries in which each Fund is invested and the percentage of each Fund’s investment in such countries in the most recent annual and semi-annual reports to shareholders.

•Risks Affecting Investments in China – In recent years, a significant portion of the assets of the International Equity Fund, Better World International Fund and the Developing World Fund have been invested in companies exposed to China. Investments in China involve a number of risks, some of which may be different from, or greater than, risks of investing in other countries or regions. The Chinese economy may be adversely affected if the Chinese government decides not to continue to support economic reform programs or to expand restrictions on foreign investments or the repatriation of capital, if China or its trading partners implement new tariffs or other trade barriers, or in the event of regional conflicts. Chinese issuers have the ability to suspend the trading of their equity securities, which may result in sudden and significant reductions in the liquidity of certain issuers’ shares or increases in the price volatility of those shares or in the broader Chinese securities market. Investments in China may also be subject to the risk of nationalization, expropriation, or confiscation of assets or property by the Chinese government. In certain cases, investors in Chinese issuers may not have the same transparency into the accounting and governance standards of Chinese companies as they may have for companies located in the U.S. or in other foreign countries, and as a result it may be more difficult to identify fraudulent practices that may adversely affect a Chinese company’s share price. Compared with the U.S. equity market, the equity market in mainland China is dominated by retail investors, and the trading patterns of those investors may contribute to a higher degree of market volatility in the Chinese market, especially during periods of market stress. In addition, investments by a Fund in shares which are listed on the stock markets in mainland China and are traded in Chinese renminbi (i.e., Chinese “A-Shares”) are subject to increased risks relating to currency fluctuations, because a Fund may not be able to dispose of its A-shares in a timely manner on days when the markets in mainland China are closed, or because of connectivity problems involving the trading program through which the Fund purchases and sells such A-shares.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

While these risks are particularly significant for a Fund’s investments in issuers located in the People’s Republic of China, they may also affect a Fund’s investments in issuers located in Hong Kong, Macau, or Taiwan. The nature and degree of the risks affecting China, and a Fund’s exposure to China, is expected to vary over time.

•Risks Relating to Brexit – In 2016, the citizens of the United Kingdom voted to leave the European Union (the “EU”). While the United Kingdom’s withdrawal from the EU (commonly referred to as “Brexit”) took effect in 2020, there remains considerable uncertainty regarding Brexit’s ramifications. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, including declines in the prices of financial assets in any or all of those markets, adverse effects on currency exchange rates, increased market volatility, or other consequences which may negatively affect financial markets and the value of the Funds’ investments.

Investing in Municipal Obligations

Municipal debt obligations, which are often called “municipal obligations,” are debt obligations which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations are typically categorized as “general obligation bonds” or “revenue bonds.” General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium, a waste treatment plant, or a hospital. Municipal obligations include notes (including tax exempt commercial paper), bonds, municipal leases and participation interests in these obligations.

•General Risks Affecting Municipal Obligations – Municipal obligations are subject to the same risks affecting other debt obligations which are described above. Municipal obligations are consequently subject to credit risk, including default and the provisions of bankruptcy, insolvency and other laws adversely affecting or reducing the rights of creditors. Municipal obligations are also subject to interest rate risk, prepayment and extension risk, market and economic risks, together with additional risks specific to municipal obligations, which are summarized below.

•Certain Tax Risks – Many municipal obligations pay interest which is exempt from federal income taxes. Interest which is exempt from federal income tax may, however, be subject to the federal alternative minimum tax or state income taxes. Some municipal obligations pay interest which is subject to both federal and state income taxes. Capital gains and gains from market discount may be subject to federal and state income tax, and may increase the price volatility of municipal obligations when interest rates rise. Additional aspects of the tax treatment of municipal obligations held by a mutual fund are summarized in this Prospectus under the caption “Taxes.”

•Risks of Changes in the Law – Municipal obligations may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. Consequently, there is the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be adversely affected.

•Loss of Insurance or Downgrade of Insurer’s Credit Rating – Certain municipal obligations in which Funds may invest are covered by insurance for the timely payment of principal and interest. Rating organizations separately rate the claims-paying ability of the third party insurers that provide such insurance. To the extent that obligations held by a Fund are insured by an insurer whose claims-paying ability is downgraded by Moody’s or S&P, the value and credit rating of those debt obligations may be adversely affected, and failure of an insurer coupled with a default on an insured debt obligation held by a Fund would result in a loss of some or all of the Fund’s investment in the debt obligation.

•Risks of Investment in Municipal Leases – Municipal leases are used by state and local governments to acquire a wide variety of equipment and facilities. Municipal obligations, including lease revenue bonds and certificates of participation, may provide the investor with a proportionate interest in payments made by the governmental issuer on the underlying lease. These municipal lease obligations are typically backed by the government’s covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include non-appropriation clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. If an issuer stopped making payment on the municipal lease, the obligation held by a Fund would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

•Additional Risks of Investing in a Single-State Fund – Because each of Limited Term California Fund, Intermediate New Mexico Fund and Intermediate New York Fund invests principally in municipal obligations originating in a single state, the value of the Fund’s shares may be more sensitive to adverse economic or political developments in that state. For additional information respecting the economies of California, New Mexico and New York, and the risks that may affect municipal obligations originating in those states, see the Statement of Additional Information.

Investing in U.S. Government Obligations

United States Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. government. U.S. government obligations also may include the obligations of agencies or instrumentalities which are often referred to as “agency obligations.”

•General Risks of Investing in U.S. Government Obligations – U.S. government obligations are subject to the same risks affecting other debt obligations. Although securities backed by the full faith credit of the U.S. government are commonly regarded as having a small risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Further obligations that are backed by the full faith and credit of the U.S. government remain subject to the other general risks applicable to debt obligations, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. In August 2023, for example, Fitch Ratings downgraded U.S. government debt obligations from AAA-rated to AA+- rated. Additional information about risks of U.S. government obligations that are not full faith and credit obligations is summarized below.

•Risks of Investing in Agency Obligations – U.S. government obligations also include obligations of U.S. government agencies, instrumentalities and government-sponsored enterprises, commonly referred to as “agency obligations.” Some agency obligations are backed by the full faith and credit of the U.S. government, but other agency obligations have no specific backing or only limited support from the agency’s authority to borrow from the U.S. government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies – particularly those with limited credit support or no legally required support from the U.S. government – could default on their obligations or suffer reductions in their credit ratings. In September 2008, the U.S. government placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship overseen by the Federal Housing Finance Agency. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the United States Treasury’s purchase of their stock and Federal Reserve loans, and the United States Treasury has announced its expectation that it would continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee.

Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments

Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, pools of mortgage loans on real property. Mortgage-backed securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Mortgage-backed securities can be backed by either fixed rate or adjustable rate mortgage loans, and some of these securities may be backed by so-called “subprime” mortgages, which are granted to borrowers who, due to their credit history, do not qualify for traditional, prime loans. These securities may be issued by the U.S. government or its agencies and instrumentalities (including, but not limited to, mortgage-backed certificates issued by the Governmental National Mortgage Association (“Ginnie Mae”), Fannie Mae or Freddie Mac or by private issuers. Mortgage-backed securities issued by agencies of the U.S. government may or may not be backed by the full faith and credit of the U.S. government. See “Risks of Investing in Agency Obligations,” above.

•Risks Affecting Mortgage-Backed Securities – Mortgage-backed securities are debt obligations, and are subject to the risks that affect debt obligations generally and which may adversely affect the value of mortgage-backed securities held by the Funds, including credit risk, interest rate risk, market and liquidity risks, prepayment risk and extension, and management risk. Because mortgage-backed securities represent interests in underlying mortgages, mortgage-backed securities are subject to the risks associated with those underlying mortgages, including delays or defaults in payments on those mortgages. Subprime mortgages, those securities with limited credit support, or those securities with no legally

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

required support from the U.S. government are more likely to default on their obligations or suffer reductions in their credit ratings. In this regard, see the discussion above respecting “Investing in U.S. Government Obligations.” Mortgage-backed securities issued by private issuers are often supported by some type of insurance or guarantee to enhance the credit of the issuing party. Nonetheless, there is no assurance that the private insurer or guarantor will meet its obligations. Additionally, the trust or other entity that has been organized to administer the pool of mortgages may fail to make distribution payments to investors or otherwise perform poorly.

As with other debt obligations, the market value of mortgage-backed securities varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. The market value and expected yield of mortgage-backed securities also varies depending on the rate of prepayments on the underlying mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages’ scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund’s yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and a Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. Moreover, by increasing the mortgage-backed security’s effective maturity or duration, a slower prepayment rate on the underlying mortgages may increase the volatility of the security’s price in response to further interest rate changes.

Mortgage-backed securities may also include multiple class securities such as collateralized mortgage obligations and real estate mortgage investment conduits. See “Investing in Structured Products,” below, for further discussion of these instruments.

Investing in Other Asset-Backed Securities

Asset-backed securities also may represent interests in pools of assets other than real estate mortgages, such as automobile loans, credit card receivables, student loans, or equipment loans. Interest and principal payments on the underlying loans are passed through to the holders of the asset-backed securities.

•Risks of Other Asset-Backed Securities – As with mortgage-backed securities, asset-backed securities are subject to the risks affecting debt obligations generally and which may adversely affect the value of asset-backed securities, held by the Funds, including credit risk, interest rate risk, market and liquidity risks, prepayment and extension risk, and management risk. These securities are subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. Because the issuers of asset-backed securities may have a limited practical ability to enforce any lien or security interest on collateral in the case of defaults by borrowers, asset-backed securities may present greater credit risks than mortgage-backed securities. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans.

Investing in Structured Products

Structured products include mortgage-backed and asset-backed securities, as described above, and also include investments in collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). Interests in certain structured products are issued to investors by a trust or other special purpose entity that has been organized to hold an underlying pool of debt obligations. For example, CMOs and REMICs are backed by a pool of U.S. government insured mortgage-backed securities (such as Ginnie Mae certificates) and/or other mortgage loans that are not backed by the U.S. government, CBOs are backed by a pool of fixed income obligations (which may include debt obligations that are rated below investment grade), and CLOs are backed by a pool of loans that may include, among others, domestic and non-subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured products may be backed by so-called “subprime” mortgages.

CMOs, REMICs, CBOs, CLOs, and CDOs are typically issued in multiple “tranches,” each of which represents a portion or “slice” of the full economic interest in the underlying assets. Each tranche is issued at a specific fixed or floating interest rate and has a final scheduled distribution rate. Principal payments received on the underlying pool of assets are often applied

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a “junior” tranche until all other, more “senior” tranches are paid in full for that period. The most junior tranche is commonly referred to as the “residual” or “equity” interest.

•Risks of Structured Products – An investment in a structured product entails the same risks associated with an investment in the underlying debt obligations, including credit risk, interest-rate risk, market and liquidity risks, prepayment and extension risk, and management risk. Additionally, an investment in this type of product entails the risks that the distributions from the underlying pool of assets may be inadequate to make interest or other payments to an investor, or that the entity which issues the securities and administers the underlying investment pool will fail to make distribution payments, default or otherwise perform poorly. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. The market for structured products may also be less liquid than for other debt obligations, making it difficult for a Fund to value its investment or sell the investment in a timely manner or at an acceptable price. Finally, certain structured products may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding the assets directly, which may entail additional risks (see “Investing with Derivatives,” below).

Investing through Short Selling

A short sale involves the sale by a Fund of a security that the Fund does not own. The Fund borrows the security that it intends to sell from a broker or other institution, and at a later date the Fund completes the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Fund is generally required to pay the lender amounts equal to any dividend or interest which accrues on the borrowed security during the period of the loan. The Fund may also be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. When it enters into a short sale, the Fund seeks to profit on a decline in the price of the security between the date the Fund borrows the security and the date the Fund purchases the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Fund will experience a loss. Funds may use short selling if consistent with the Fund’s investment limitations, and if Thornburg believes that short selling may assist the Fund in pursuing its investment goals.

•General Risks of Short Selling – A Fund’s short sale investments may include risks that are different than, and in some respects may exceed, the Fund’s long investments. Because there is no limitation on the amount to which the price of a security may increase between the date that the Fund borrows it from the lender and the date that the Fund must purchase the security on the open market to deliver it to the lender, the losses that the Fund incurs from a short sale are potentially limitless. In contrast, the losses that the Fund may realize on its long positions cannot exceed the total amount of the Fund’s investments in those positions. The lender in a short sale transaction may have a right to require the Fund to return the borrowed securities earlier than scheduled, in which case the Fund may have to purchase the securities on the open market at a time when the securities’ prices are unfavorable. To the extent the Fund is required to deliver collateral to the lender in response to declines in the value of the Fund’s short positions, the Fund may have to sell other securities in its portfolio to meet those collateral requirements. Such sales may not be at favorable prices, or may impede the pursuit of the Fund’s investment strategy.

Investing with Derivatives

Derivative instruments or derivative transactions are financial contracts whose value depends on, or is derived from, the value of some other underlying asset, reference rate, or index, such as equity securities, bonds, commodities, currencies, or interest rates, and which involve a future payment obligation. Some examples of current forms of derivative instruments include futures contracts, options, forward contracts (including currency forward contracts), swaps, structured notes and credit derivatives (including credit default swaps and certain structured finance arrangements, which are described above in more detail), and short sale borrowing. Reverse repurchase agreements and similar financing transactions, may also be treated by a Fund as a derivative transaction. Under a derivative instrument or transaction, a Fund may be required to make a payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination of the instrument, whether as margin or settlement payment or otherwise. A Fund may exclude from treating as a derivative certain currency or interest rate derivatives, such as currency forwards, that are not used for investment purposes but are instead used to hedge currency or interest rate risks and do not exceed exposure limits. The Summit Fund and Ultra Short Income Fund may invest in futures, interest rate swaps, and credit default swaps as a principal investment strategy, and the Summit Fund, Ultra Short

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Income Fund, or any of the other Funds may invest as a non-principal investment strategy in those derivatives or in any of the other types of derivative instruments identified above if such investments are consistent with the Fund’s investment limitations, and if Thornburg believes that such investments may assist the Fund in pursuing its investment goals. See the Statement of Additional Information for additional detail respecting the various derivative instruments that each Fund may utilize.

•Risks of Investing with Derivatives – The use of derivatives involves the risks associated with the securities or other assets underlying those derivatives, including the risk of changes in the value of the underlying assets between the date that the Fund enters into the derivatives transaction and the date that the Fund closes out that transaction. When a Fund enters into a futures contract, for example, it commits to purchasing or selling a particular security at a future date at a specified price. Changes in the value of the underlying security between the time that the Fund enters into the futures contract and the time the Fund has to purchase or sell the security may cause the Fund to have to purchase the security at a price which is greater than, or to sell the security at a price which is lower than, the security’s then-current market value. When a Fund enters into an interest rate swap, it agrees with another party to exchange their respective interest rate exposures on a similar principal amount (e.g., exchanging fixed rate interest payments on a specific principal amount for floating rate interest payments on that same principal amount, or vice versa). If interest rates change in a manner or to a degree not anticipated by the Fund, the Fund could end up receiving less interest on its investment than if the Fund had not entered into the swap agreement. When a Fund enters into a credit default swap, it agrees with another party to transfer the credit exposure of one or more underlying debt obligations. The purchaser of the credit default swap agrees to pay the seller a fixed premium for a specific term, in exchange for which the seller agrees to make a contingent payment to the buyer in the event the issuer of the underlying debt obligations defaults or upon the occurrence of another credit event specified in the swap agreement. If the specified credit event does not occur during the term of the credit default swap, the swap’s purchaser will have paid the fixed premiums and received no return on the swap agreement. Conversely, if the specified credit event does occur during the swap’s term, the swap’s seller may have to make a payment to the purchaser which exceeds the value of the premiums that were received by the seller.

The use of derivatives may also involve risks which differ from, or are potentially greater than, the risks associated with investing directly in the underlying reference asset. For example, the use by a Fund of privately negotiated, over-the-counter (“OTC”) derivatives contracts, including interest rates swaps and credit default swaps, exposes the Fund to the risk that the counterparty to the OTC derivatives contract will be unable or unwilling to make timely payments under the contract or otherwise honor its obligations. Although Thornburg intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during periods of adverse market conditions. The market for certain types of derivative instruments may also be less liquid than the market for the underlying reference asset, making it difficult for a Fund to value its derivative investments or sell those investments at an acceptable price. Derivative instruments may also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to track.

Investing in Other Investment Companies

Subject to percentage limitations imposed by the 1940 Act, and provided such investments are otherwise consistent with the Fund’s investment strategies and limitations, a Fund may invest from time to time in shares of other investment companies, including other open-end mutual funds, closed-end mutual funds, business development companies, and exchange traded funds. Shares in another investment company which are held by a Fund would be subject to the same risks that affect the underlying investments of that other investment company. In addition, because each investment company incurs its own operating expenses, a Fund which invests in another investment company indirectly bears the expenses of that investment company. Those underlying expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Each Fund except Limited Term U.S. Government Fund, Limited Term Municipal Fund, Limited Term California Fund, Intermediate New Mexico Fund, Intermediate New York Fund, and Intermediate Municipal Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund, but generally invests in short-term obligations which are determined by Thornburg to be of high quality, with the objective of seeking current income consistent with liquidity management and safety of capital. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund, as described in the preceding paragraph.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Temporary Defensive Positions

For temporary defensive purposes, including when Thornburg determines it is necessary to meet the liquidity needs of the Fund, each Fund may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. Because such short-term securities tend to generate lower investment returns compared to longer-term investments, investments in these short-term and other securities for temporary periods could reduce a Fund’s ability to attain its investment goals, and in the case of Short Duration Municipal Fund, Limited Term Municipal Fund, Limited Term California Fund, Intermediate New Mexico Fund, Intermediate New York Fund, Intermediate Municipal Fund, and Strategic Municipal Income Fund, could result in current income subject to federal and state income taxes.

Consideration of Environmental, Social and Governance (“ESG”) Characteristics

The Thornburg Better World International Fund seeks to invest in issuers which, in Thornburg’s view, are trading at a discount to their intrinsic values and also demonstrate one or more significant ESG characteristics. Thornburg defines a significant ESG characteristic as one which may materially affect an issuer’s risk and return profile and, accordingly, the issuer’s long-term investment performance. In this way, Thornburg’s consideration of ESG characteristics is no different than its consideration of more traditional financial metrics or other factors which may affect the risks and returns of the Thornburg Better World Fund’s investments. The specific ESG characteristics which Thornburg determines to be significant will vary over time and among different financial sectors and industries, but will generally include environmental, social capital, human capital, business model and innovation, and leadership and governance characteristics. Examples of potentially significant environmental characteristics include: greenhouse gas emissions; air quality; energy management; water and wastewater management; waste and hazardous materials management; and ecological impacts. Examples of potentially significant social capital characteristics include: human rights and community relations; customer privacy; data security; access & affordability; product quality and safety; customer welfare; and selling practice and product labeling. Examples of potentially significant human capital characteristics include: labor practices; employee health & safety; and employee engagement, diversity and inclusion. Examples of potentially significant business model and innovation characteristics include: product design and lifecycle management; business model resilience; supply chain management; materials sourcing and efficiency; and the physical impacts of climate change. Examples of potentially significant leadership and governance characteristics include: business ethics; competitive behavior; management of the legal and regulatory environment; critical risk management; and systemic risk management.

While Thornburg makes its own judgments about the ESG characteristics of each of the Thornburg Better World International Fund’s investments, Thornburg’s approach may be informed by third party data and other research tools, including consideration of the list of material ESG factors established by the Sustainability Accounting Standards Board.

There are no universally agreed upon objective standards for assessing ESG characteristics, and they can vary over different periods and evolve over time. Certain ESG characteristics are subjective and can be difficult to analyze, and the evaluation of ESG characteristics frequently involves assessing various risks relating to the financial stability and sustainability of an investment, and ESG characteristics may not always be reflected in third party data. ESG characteristics may also be difficult to apply consistently across regions, countries, industries, or sectors. Given the absence of generally accepted criteria, investors and others may disagree as what constitutes a significant ESG characteristic, or may otherwise assign a greater or lesser emphasis than Thornburg to a particular ESG characteristic. In addition, there may be situations where Thornburg determines that an issuer has been identified by Thornburg as having both positive and negative ESG characteristics. For example, an issuer may extract or use fossil fuels in a manner which may contribute to negative environmental outcomes, but that same issuer is making investments to prepare for a transition to cleaner sources of energy. In those instances, Thornburg may consider as part of its investment analysis how both the positive and negative ESG characteristics are likely to affect the issuer’s long-term investment performance.

Redemption Risk

If a significant percentage of a Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity. Such redemptions could also have a significant negative impact on the Fund’s net asset value and liquidity, and could negatively impact the Fund’s ability to implement its investment strategy.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Funds and their service providers as well as the ability of shareholders to transact with the Funds. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Funds or their service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Funds or their service providers to identify all of the operational risks that may affect the Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Funds invest are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Funds invest, leading to significant loss of value.

Organization and Management of the Funds

Organization of the Funds

Each Fund is a series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized as a diversified, open-end management investment company under a Declaration of Trust. Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified, and the other series of the Trust are diversified. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

Investment Advisor

The Funds are managed by Thornburg Investment Management, Inc. (“Thornburg”), a registered investment advisor since 1982. Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement, which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services for each Fund under the terms of an Administrative Services Agreement, which specifies that Thornburg will administer, supervise, perform, or direct certain administrative functions necessary or desirable for the operation of the Funds. The fees that Thornburg is entitled to receive under the Investment Advisory Agreement and Administrative Services Agreement are described below under the heading “Investment Advisory and Administrative Services Fees.” Thornburg’s services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

Fund Portfolio Managers

Portfolio management at Thornburg is a collaborative process that encourages contributions from across Thornburg’s investment team. Some Funds have a single portfolio manager, and other Funds have portfolio managers who work together. For Funds with more than one portfolio manager, the portfolio managers typically act in concert in making investment decisions for the Fund, but any portfolio manager may act alone in making an investment decision. Although each Fund’s named portfolio managers are jointly and primarily responsible for day-to-day management of the Fund’s portfolio, those portfolio managers may be assisted by other members of Thornburg’s investment team, including investment analysts, assistant or associate portfolio managers, and portfolio managers for other Thornburg Funds.

The portfolio manager(s) of each Fund are identified in the following table. Following the table is information about each such portfolio manager’s recent business experience. Additional information about portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

FUND NAME	PORTFOLIO MANAGER(S)
Global Opportunities Fund	Brian McMahon
Miguel Oleaga
International Equity Fund	Lei Wang
Matt Burdett
Better World International Fund	Brian Burrell
Joe Salmond
Lei Wang
International Growth Fund	Nick Anderson
Emily Leveille
Sean Sun

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

FUND NAME	PORTFOLIO MANAGER(S)
Developing World Fund	Ben Kirby
Josh Rubin
Charles Wilson
Small/Mid Cap Core Fund	Steven Klopukh
Tim McCarthy
Small/Mid Cap Growth Fund	Steven Klopukh
Tim McCarthy
Investment Income Builder Fund	Matt Burdett
Christian Hoffmann
Ben Kirby
Brian McMahon
Summit Fund	Ben Kirby
Jeff Klingelhofer
Ultra Short Income Fund	Lon Erickson
Christian Hoffmann
Jeff Klingelhofer
Limited Term U.S. Government Fund	Lon Erickson
Christian Hoffmann
Jeff Klingelhofer
Limited Term Income Fund	Lon Erickson
Christian Hoffmann
Jeff Klingelhofer
Core Plus Bond Fund	Lon Erickson
Christian Hoffmann
Jeff Klingelhofer
Strategic Income Fund	Lon Erickson
Ali Hassan
Christian Hoffmann
Jeff Klingelhofer
Short Duration Municipal Fund	David Ashley
John C. Bonnell
Eve Lando
Limited Term Municipal Fund	David Ashley
John C. Bonnell
Eve Lando
Intermediate Municipal Fund	David Ashley
John C. Bonnell
Eve Lando

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

FUND NAME	PORTFOLIO MANAGER(S)
Strategic Municipal Income Fund	David Ashley
John C. Bonnell
Eve Lando
Limited Term California Fund	David Ashley
John C. Bonnell
Eve Lando
Intermediate New Mexico Fund	David Ashley
John C. Bonnell
Eve Lando
Intermediate New York Fund	David Ashley
John C. Bonnell
Eve Lando

Nicholas Anderson, cfa, a managing director of Thornburg, has been a portfolio manager of the International Growth Fund since 2021. Mr. Anderson joined Thornburg in 2016 as an equity research analyst, was promoted to senior equity research analyst in 2020, associate portfolio manager in 2021 and portfolio manager in 2021, and was named a managing director in 2021. Prior to joining Thornburg, Mr. Anderson worked for Prudential plc and Eastspring Investments in Hong Kong, Vietnam, and Singapore. Mr. Anderson holds an MBA with honors from the University of Chicago Booth School of Business and a BA with honors from the University of North Carolina at Chapel Hill.

David Ashley, cfa, a managing director of Thornburg, has been a portfolio manager of Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, Limited Term California Fund, Intermediate New Mexico Fund, and Intermediate New York Fund since 2019. Mr. Ashley joined Thornburg in 2011 as an associate portfolio manager and was named a managing director in 2018. Prior to joining Thornburg, Mr. Ashley was a credit analyst for Wilmington Trust in Delaware. He holds a BS in finance and an MBA from the University of Delaware.

John C. Bonnell, cfa, a managing director of Thornburg, has been a portfolio manager of Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, Limited Term California Fund, Intermediate New Mexico Fund, and Intermediate New York Fund since 2021. Mr. Bonnell joined Thornburg in 2021 as a portfolio manager. Mr. Bonnell has over 30 years of investment experience, and prior to joining Thornburg, he was a senior portfolio manager at Victory Capital Management. Mr. Bonnell has also served as an executive director, vice president and senior portfolio manager at USAA; as a vice president and senior portfolio manager at Oppenheimer Funds, Inc.; and as a portfolio manager at Strong Capital Management. He holds a BBA in finance from the University of Texas – San Antonio and an MBA from the St. Mary’s University in San Antonio, Texas.

Matt Burdett, a managing director of Thornburg, has been a portfolio manager of Investment Income Builder Fund since 2019 and International Equity Fund since 2021. Mr. Burdett rejoined Thornburg in 2015 as an associate portfolio manager, was promoted to portfolio manager of one of Thornburg’s proprietary investment strategies in 2018, and was named a managing director in 2018. Prior to his rejoining Thornburg, Mr. Burdett spent several years as a senior vice president and portfolio manager at PIMCO, where he co-managed various dividend-oriented strategies. Prior to his time at PIMCO, Mr. Burdett worked as an equity analyst at Thornburg, and before that he was director of healthcare investment banking at CIBC World Markets / Oppenheimer and a medicinal chemist at Sunesis Pharmaceuticals. He holds a bachelor’s degree in chemistry from the University of California, Berkeley and an MBA from the University of Southern California.

Brian Burrell, cfa, a managing director of Thornburg, has been a portfolio manager of the Better World International Fund since 2024. Mr. Burrell joined Thornburg in 2012 as an equity research analyst, was promoted to an associate portfolio manager in 2018, was named a managing director in 2023, and was promoted to portfolio manager in 2024. Prior to joining Thornburg, Mr. Burrell was a business journalist and economic consultant for a variety of publications in Addis Ababa, Ethiopia. Mr. Burrell holds a BA in economics from Reed College and an MBA from the University of Wisconsin in the Applied Security Analysis Program (ASAP).

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Lon Erickson, cfa, a managing director of Thornburg, has been a portfolio manager of Limited Term Income Fund since 2010; a portfolio manager of Ultra Short Income Fund, Limited Term U.S. Government Fund, and Strategic Income Fund since 2015; and a portfolio manager of Core Plus Bond Fund since 2023. Mr. Erickson joined Thornburg in 2007 and was named a managing director in 2010. Before joining Thornburg, Mr. Erickson worked for nearly 11 years as an analyst for State Farm Insurance in both the Equity and Corporate Bond departments.

Ali Hassan, cfa, a managing director of Thornburg, has been a portfolio manager of Strategic Income Fund since 2021. Mr. Hassan joined Thornburg in 2013 as a fixed income analyst, became senior fixed income analyst in 2017 and managing director in 2020, and was named portfolio manager of Strategic Income Fund in 2021. Prior to his joining Thornburg, Mr. Hassan worked at Lone Star Funds, Zeo Capital Advisors, and H.I.G. Capital on distressed credit and turnaround private equity investments. He began his career as a credit analyst in Citigroup’s loan origination and loan workout groups. Mr. Hassan graduated from Stanford University with a BA in economics and a BS in mathematical & computational science.

Christian Hoffmann, cfa, a managing director of Thornburg, has been a portfolio manager of Strategic Income Fund since 2018; and a portfolio manager of Investment Income Builder Fund, Ultra Short Income Fund, Core Plus Bond Fund, Limited Term U.S. Government Fund, and Limited Term Income Fund since 2023. Mr. Hoffmann joined Thornburg in 2012 and was named a managing director in 2017. Mr. Hoffmann holds a BA in economics from New York University. Prior to joining Thornburg, Mr. Hoffmann served as a senior credit analyst with H.I.G. Capital in Miami, Florida, where he specialized in distressed debt investments and credit driven special situations. Mr. Hoffmann began his career in the investment banking division of Lehman Brothers.

Ben Kirby, cfa, a managing director and co-head of investments of Thornburg, has been a portfolio manager of Investment Income Builder Fund since 2013, a portfolio manager of Developing World Fund since 2015, and a portfolio manager of the Summit Fund since that Fund’s inception in 2019. Mr. Kirby joined Thornburg in 2008 as an equity research analyst, and was promoted to associate portfolio manager in 2011. Mr. Kirby holds an MBA from Duke University and a BA in computer science from Fort Lewis College. Prior to graduate school, Mr. Kirby was a software engineer at Pinnacle Business Systems in Oklahoma City, Oklahoma.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been a portfolio manager of Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, and Strategic Income Fund since 2015; a portfolio manager of the Summit Fund since that Fund’s inception in 2019; and a portfolio manager of Core Plus Bond Fund since that Fund’s inception in 2023. Mr. Klingelhofer joined Thornburg in 2010 and was named a managing director in 2015. Mr. Klingelhofer holds an MBA from The University of Chicago’s Booth School of Business and a BA in economics with a minor in business from The University of California at Irvine. Before joining Thornburg, Mr. Klingelhofer worked for four years at PIMCO, where he was responsible for monitoring portfolio leverage and risk tolerances.

Steven Klopukh, cfa, a managing director of Thornburg, has been a portfolio manager of Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund since 2020. Mr. Klopukh joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. Klopukh was a lead portfolio manager of US small- and mid-cap equity strategies at Allianz Global Investors. Mr. Klopukh holds an MBA with honors from the Booth School of Business at University of Chicago and a BS in economics and finance from Fairleigh Dickinson University.

Eve Lando, a managing director of Thornburg, has been a portfolio manager of the Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, Limited Term California Fund, Intermediate New Mexico Fund, and Intermediate New York Fund since 2020. Ms. Lando joined Thornburg in 2019 as an associate portfolio manager and was named a managing director in 2020. Ms. Lando holds a BA in urban studies from Columbia University and a JD from Brooklyn Law School, with a concentration in business law studies. Before joining Thornburg, Ms. Lando worked for over 14 years at Lazard Asset Management, most recently as a senior vice president and municipal research analyst, and before that, she was a municipal research associate at AllianceBernstein.

Emily Leveille, cfa, a managing director of Thornburg, has been a portfolio manager of the International Growth Fund since 2021. Ms. Leveille joined Thornburg in 2021 as a senior equity research analyst, was promoted to portfolio manager in 2021 and was named a managing director in 2021. Prior to joining Thornburg, Ms. Leveille was with Nordea Asset Management in Copenhagen, Denmark, where she was a portfolio manager for emerging market growth strategies after initially joining as an analyst responsible for investments in Latin America. Before Nordea, Ms. Leveille was an analyst with Ashmore Group (Emerging Markets Management) in Washington, DC, and she also worked as a consultant advising multinational corporations in Latin America. Ms. Leveille holds a BA in politics from New York University.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Tim McCarthy, cfa, a managing director of Thornburg, has been a portfolio manager of the Small/Mid Cap Growth Fund since 2020 and the Small/Mid Cap Core Fund since 2022. Mr. McCarthy joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. McCarthy spent 17 years at Allianz Global Investors, where he was senior portfolio manager and director for the U.S. Small- & Mid-Cap Growth team, a portfolio manager and analyst on the Small-Cap team, and a member of the Quantitative Analytics & Risk Strategy group. His extensive investment-industry experience includes serving as a portfolio product specialist at FactSet Research Systems. Tim holds a BS in business administration with a concentration in finance from the University of Vermont. He is a member of the CFA Society of San Francisco.

Brian J. McMahon, the vice chairman of Thornburg Investment Trust and the vice chairman and a managing director and chief investment strategist of Thornburg Investment Management, Inc., has been a portfolio manager of Investment Income Builder Fund since that Fund’s inception in 2002 and a portfolio manager of Global Opportunities Fund since that Fund’s inception in 2006. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016 and as its chief executive officer from 2008 until 2016, as its chief investment officer from 2004 until 2019, and, as chief investment strategist, he serves as a key voice for the investment team and Thornburg clients.

Miguel Oleaga, a managing director of Thornburg, has been a portfolio manager of the Global Opportunities Fund since 2020. Mr. Oleaga joined Thornburg in 2014 as an equity research analyst, was promoted to associate portfolio manager in 2017, was promoted to portfolio manager of one of Thornburg’s proprietary investment strategies in 2018, and was named a managing director in 2019. Prior to his joining Thornburg, Mr. Oleaga worked at Putnam Investments, conducting equity analysis supporting growth, value, and dividend-focused mandates. He held a series of positions of increasing responsibility at Putnam beginning in 2004. He holds a BS in business administration (finance and management specialties) from the University of Massachusetts.

Josh Rubin, a managing director of Thornburg, has been a portfolio manager of Developing World Fund since 2021. Mr. Rubin joined Thornburg in 2017, initially working with the global strategies before being named associate portfolio manager supporting the Developing World strategy in 2018, and portfolio manager in 2021. Before Thornburg, Mr. Rubin worked at Driehaus Capital Management in Chicago, where he was first an associate portfolio manager responsible for emerging markets, and then the portfolio manager of the firm’s Global and certain U.S. strategies. Prior to Driehaus, Mr. Rubin co-managed the emerging markets equity strategy at Marsico Capital Management in Denver, where he was also a senior analyst covering global companies across sectors. Before asset management, Mr. Rubin held investment banking and consulting roles. He earned a BSFS in international politics from the Walsh School of Foreign Service at Georgetown University.

Joe Salmond, a managing director of Thornburg, has been a portfolio manager of the Better World International Fund since 2024. Mr. Salmond joined Thornburg in 2018 as an equity research analyst, was promoted to an associate portfolio manager in 2021, was named a managing director in 2023, and was promoted to portfolio manager in 2024. Prior to joining Thornburg, Mr. Salmond served as a Weapons of Mass Destruction and an Explosive Ordnance Disposal Team Leader in the U.S. Army. Mr. Salmond holds a BS in technology management from Arizona State University and an MBA from the Tepper School of Business at Carnegie Mellon University.

Sean Sun, cfa, a managing director of Thornburg, has served as a portfolio manager of International Growth Fund since 2017. Mr. Sun joined Thornburg in 2012 as an equity research analyst, was promoted to associate portfolio manager in 2015, and was promoted to portfolio manager in 2017. Prior to joining Thornburg, Mr. Sun held portfolio analysis and modeling positions at Bank of America. Mr. Sun holds an MBA with concentrations in finance and entrepreneurship from the University of Chicago Booth School of Business and a BA in economics from the University of California at Berkeley.

Lei Wang, cfa, a managing director of Thornburg, has been a portfolio manager of International Equity Fund since 2006 and Better World Fund since 2021. Mr. Wang joined Thornburg Investment Management in 2004 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Charles Wilson, PhD, a managing director of Thornburg, has been a portfolio manager of Developing World Fund since 2015. Mr. Wilson joined Thornburg in 2012 as an associate portfolio manager and was promoted to portfolio manager in 2014. Mr. Wilson holds a PhD in geophysics from the University of Colorado at Boulder and a BS in geology from the University of Arizona in Tucson. Mr. Wilson previously served as a co-portfolio manager for Marsico Capital Management in Denver.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Investment Advisory and Administrative Services Fees

Investment Advisory Fees

The following table shows the effective investment advisory fee rate that was paid by each Fund to Thornburg pursuant to the Investment Advisory Agreement during the fiscal year ended September 30, 2023, calculated as a percentage of the Fund’s average daily net assets.

FUND NAME	EFFECTIVE ADVISORY FEE RATE
Global Opportunities Fund	0.85%
International Equity Fund	0.78%
Better World International Fund	0.97%
International Growth Fund	0.85%
Developing World Fund	0.95%
Small/Mid Cap Core Fund	0.87%
Small/Mid Cap Growth Fund	0.88%
Investment Income Builder Fund	0.70%
Summit Fund	0.75%
Ultra Short Income Fund	0.25%
Limited Term U.S. Government Fund	0.37%
Limited Term Income Fund	0.32%
Core Plus Bond Fund*	0.49%
Strategic Income Fund	0.55%
Short Duration Municipal Fund	0.40%
Limited Term Municipal Fund	0.31%
Intermediate Municipal Fund	0.48%
Strategic Municipal Income Fund	0.75%
Limited Term California Fund	0.50%
Intermediate New Mexico Fund	0.50%
Intermediate New York Fund	0.50%

*The Core Plus Bond Fund commenced operations on October 2, 2023. Accordingly, the investment advisory fee rate shown for the Core Plus Bond Fund is based on the Fund’s breakpoint schedule.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

The investment advisory fee rate for each Fund is a blended rate that is calculated in accordance with the following breakpoint schedules, and which will therefore decrease as the Fund’s assets increase and increases as the Fund’s assets decrease:

Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, and Investment Income Builder Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $500 million	0.875%
$500 million to $1 billion	0.825%
$1 billion to $1.5 billion	0.775%
$1.5 billion to $2 billion	0.725%
Over $2 billion	0.675%

Better World International Fund and Developing World Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $500 million	0.975%
$500 million to $1 billion	0.925%
$1 billion to $1.5 billion	0.875%
$1.5 billion to $2 billion	0.825%
Over $2 billion	0.775%

Summit Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $500 million	0.750%
$500 million to $1 billion	0.700%
$1 billion to $1.5 billion	0.650%
$1.5 billion to $2 billion	0.625%
Over $2 billion	0.600%

Ultra Short Income Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $5 billion	0.250%
$5 billion to $10 billion	0.225%
Over $10 billion	0.200%

Limited Term U.S. Government Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $1 billion	0.375%
$1 billion to $2 billion	0.325%
Over $2 billion	0.275%

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Core Plus Bond Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 up to $500 million	0.49%
$500 million to $1 billion	0.46%
$1 billion to $1.5 billion	0.43%
$1.5 billion to $2 billion	0.40%
Over $2 billion	0.37%

Short Duration Municipal Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $1 billion	0.400%
$1 billion to $1.5 billion	0.300%
$1.5 billion to $2 billion	0.250%
Over $2 billion	0.225%

Limited Term Municipal Fund and Limited Term California Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $500 million	0.500%
$500 million to $1 billion	0.400%
$1 billion to $1.5 billion	0.300%
$1.5 billion to $2 billion	0.250%
Over $2 billion	0.225%

Limited Term Income Fund, Intermediate New Mexico Fund, Intermediate New York Fund, and Intermediate Municipal Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $500 million	0.500%
$500 million to $1 billion	0.450%
$1 billion to $1.5 billion	0.400%
$1.5 billion to $2 billion	0.350%
Over $2 billion	0.275%

Strategic Income Fund and Strategic Municipal Income Fund
NET ASSETS OF FUND	ADVISORY FEE RATE
0 to $500 million	0.750%
$500 million to $1 billion	0.675%
$1 billion to $1.5 billion	0.625%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.500%

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees for the period ending October 31, 2024 is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2023.

Administrative Services Fees

The administrative services fee payable by each Fund is computed as an annual percentage of the aggregate average daily net assets of all share classes of all of the Funds of the Trust, at a blended rate calculated in accordance with the following breakpoint schedule, and which will therefore decrease as the Trust’s assets increase, and increase as the Trust’s assets decrease:

Net Assets of the Trust	Administrative Services Fee Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

Fee Waivers and Expense Reimbursements

Thornburg may from time to time contractually agree to waive fees or reimburse expenses incurred by a Fund, or by certain classes of shares of a Fund, so that the total annual operating expenses of that Fund or class do not exceed a specified percentage of average daily net assets (an “expense cap”). For additional information about whether your Fund, or any share class thereof, is currently the subject of a contractual fee waiver and expense reimbursement agreement, see the Fund’s Annual Fund Operating Expenses table, and the footnotes thereto, in the first part of this Prospectus. Thornburg may recoup fees waived or expenses reimbursed in any fiscal year if, during that same fiscal year, the Fund’s total annual operating expenses fall below the expense cap that was in place at the time that those fees or expenses were waived or reimbursed. Thornburg will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Fee waivers or reimbursement of expenses for a Fund or class will boost its performance, and recoupment of waivers or reimbursements will reduce its performance.

Pricing Fund Shares

The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open. On each such day, the Funds normally calculate their net asset values (“NAVs”) for each class of shares as of 4:00 p.m. Eastern Time. The Funds will not treat an intraday suspension, disruption or closure in NYSE trading as a closure of the NYSE and will therefore continue to calculate NAVs as of 4:00 p.m. ET on those days. The NAV of each class of shares of a Fund is calculated by adding the value of all of the assets attributable to that class, subtracting the liabilities attributable to that class, and then dividing that result by the number of shares of that class that are outstanding.

For purposes of calculating the NAV of each class of shares of a Fund, the assets attributable to that class are valued each business day in accordance with the Trust’s valuation policies and procedures. Pursuant to those policies and procedures, securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

approved by Trustees of the Trust. Commercial paper with a remaining maturity of 60 days or less is valued by Thornburg at amortized cost, subject to regular confirmation through the use of valuations obtained from the Fund’s custodian or an independent pricing service.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, valuation of the Funds’ portfolio investment securities is performed by Thornburg, which has been designated by the Trustees of the Trust as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. Thornburg performs this valuation function in accordance with policies and procedures that have been adopted by Thornburg and approved by the Trustees of the Trust (the “Valuation Policy and Procedures”).

In its capacity as the Funds’ valuation designee, Thornburg makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. Thornburg performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though Thornburg may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and Thornburg’s work in discharging the functions under the Valuation Policy and Procedures.

A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Committee are exceeded, foreign equity investments held by a Fund may be valued using alternative methods.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by a Fund, or where the Committee determines that a valuation obtained from a pricing service is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee will calculate a fair value for the obligation using alternative methods under Valuation Policy and Procedures.

In instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating such valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

When you purchase or sell Fund shares, those shares are priced at the NAV next determined after your order is received in proper form. “Proper form” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. If a purchase or sale order is provided on your behalf by a financial intermediary that is authorized to transmit such orders, or by an authorized designee of that financial intermediary, then the order will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by your intermediary or its designee. If you hold your shares directly, instead of through a financial intermediary, purchase or sale orders will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by the Fund’s Transfer Agent.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Important General Information

To open an account to purchase shares of the Funds, complete and sign an account application and give it, along with your check, to your financial intermediary, or to the Fund’s Transfer Agent to purchase shares directly from a Fund. If there is no application accompanying this Prospectus, please contact your financial intermediary.

You may purchase additional Fund shares in an existing account through your financial intermediary, or through an account held with the Fund’s Transfer Agent, by mailing a check made payable to Thornburg Investment Trust, by wire, or, subject to certain limitations, by accessing your account at Thornburg.com. For wiring instructions, go to Thornburg.com. You may also add to an existing account through the Fund’s Automatic Investment Plan, which is described in more detail below.

All mailed requests should be sent to your financial intermediary or directly to the Fund’s transfer agency at the address shown on the back cover page of this Prospectus. The Trust and the Funds do not accept applications, checks or any other type of request by mail. If a mailed request is received at the Trust or Fund, there may be a delay in processing.

Before opening an account to purchase Fund shares, please note the following:

•Shares of the Funds are only available for purchase by those U.S. citizens, resident aliens, and U.S. entities that have an address in the U.S. or its territories (including U.S. military or diplomatic addresses) and a valid U.S. social security number, employer identification number, or other taxpayer identification number (TIN) issued by the U.S. Internal Revenue Service. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Policy may be accepted in the sole discretion of Thornburg.

•Investment minimums may be applicable to the purchase of Fund shares. Information about investment minimums is available for each Fund under the caption “Purchase and Sale of Fund Shares” in the front portion of this Prospectus. Please note that if you purchase your shares through a financial intermediary, the intermediary may impose its own investment minimums.

•Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. Furthermore, legal entity customers may be asked to provide verification and identification information about their ultimate beneficial owners and control persons. We are required to reject any new account application if the required information is not provided.

•When you open an account, you will also be asked to certify that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require your Fund to withhold a portion of your taxable distributions and redemption proceeds. See the Statement of Additional Information for further details about backup withholding.

•Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order.

•Except in limited situations and at the discretion of Thornburg or Thornburg Securities LLC (“TSL”), the Funds’ distributor, new accounts for the purchase of shares must be opened through a financial intermediary. If the purchase of shares directly from the Funds is permitted by Thornburg or TSL, rather than through your financial intermediary, please note the following:

–All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.

–Except in limited situations at Thornburg’s or TSL’s sole discretion, the Funds do not accept cash or cash equivalents. For this purpose, cash equivalents include, but are not limited to, cashier’s checks, official bank checks, money orders, traveler’s checks, and credit card checks.

–If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees the Fund or its Transfer Agent has incurred.

–A Medallion Signature Guarantee may be required for certain transactions, as described in the respective account application and/or shareholder form.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Thornburg’s telephone representatives are available Monday through Friday from 9:30 a.m. to 5:30 p.m. Eastern Time. If you call during these times, you can speak with someone equipped to provide the information or service you need.

Statements and reports sent to you include the following:

•Transaction confirmation statements;

•Monthly account statements (except Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Investment Income Builder Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, and Summit Fund which send quarterly account statements); and

•Financial reports (every six months).

You will not receive a separate confirmation for Fund share transactions made pursuant to a recurring investment or withdrawal plan, such as dividend reinvestment or systematic distribution plan. Instead, those periodic transactions will be confirmed on your monthly or quarterly account statement.

Please visit Thornburg’s website at Thornburg.com for helpful information 24 hours a day.

Shareholders should note that certain methods of contacting Thornburg may be unavailable or delayed following a natural disaster, cybersecurity incident, or other force majeure event.

Purchases by Employer-Sponsored Retirement Plans

Some of the Funds offer classes of shares that are intended for sale specifically to employer-sponsored retirement plans. These “Class R” shares are described in more detail in a separate “Retirement Plan Shares” prospectus, which you can obtain through your financial intermediary or by contacting Thornburg at 1-800-847-0200.

In general, employer-sponsored retirement plans seeking to purchase shares of a Fund that offers a Class R share are required to purchase those Class R shares and are not eligible to purchase the classes of shares offered in this Prospectus. Notwithstanding the foregoing, an employer-sponsored retirement plan would be eligible to purchase Class A or Class I shares if:

•The plan’s administrator or sponsor has established an account through which Class A or Class I shares may be purchased, or otherwise entered into an arrangement with Thornburg or TSL allowing for the purchase of such shares, before July 1, 2007; or

•The purchase of Class A or Class I shares by the plan is made through a fee-based advisory program that does not otherwise make the Fund’s Class R shares available for investment.

For this purpose, employer-sponsored retirement plans include: group profit sharing and money purchase pension plans; defined benefit plans and nonqualified deferred compensation plans; multi-participant health savings accounts; and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

Employer-sponsored retirement plans do not include: retail non-retirement accounts; individual retirement accounts (“IRAs”); Roth IRAs; SIMPLE IRAs; individual profit sharing plans; individual 403(b) plans; Simplified Employee Pensions (“SEPs”); SAR-SEPs; 529 tuition programs; Coverdell Educational Savings Accounts; individual health savings accounts; individual 401(k) plans; and 401(k) plans that are not administered by a professional plan administrator or where the plan administrator is not set up to administer Class R shares (i.e., small employer 401(k) plans). Accordingly, the foregoing investors are generally eligible to purchase the classes of shares described in this Prospectus, subject to applicable investment minimums.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Purchasing and Holding Shares through a Financial Intermediary

Except in limited situations and at the discretion of Thornburg or TSL, you may only purchase your Fund shares through a financial intermediary, such as a securities broker-dealer, a bank, trust company or other financial institution, or an organization that provides recordkeeping services to employer-sponsored retirement plans and employee benefit plans. The intermediary will typically provide a range of services for your convenience, which may include holding Fund shares of record for the investor, issuing account statements, executing transactions, distributing dividends and redemption proceeds, and assisting with tax reporting.

Financial intermediaries that offer shares of the Funds are not agents or otherwise acting on behalf of the Funds, Thornburg, TSL, or the Funds’ Transfer Agent, and none of those persons audit the operations of such financial intermediaries. You are responsible for selecting the intermediary, and none of the Funds, Thornburg, TSL, or the Funds’ Transfer Agent are responsible for errors or omissions by such financial intermediaries, including failures or delays in crediting the investor for dividends or redemption proceeds, errors in account statements or other reports, errors in executing purchases or sales of shares, delays in reports, electronic hacking or other cyber events affecting your account with an intermediary, or for any loss to you due to a failure or insolvency of the intermediary, the intermediary’s loss of property or funds, or other acts or omissions by the intermediary. You should therefore exercise care in selecting a financial intermediary.

If you purchase Fund shares through a financial intermediary, note that the intermediary may impose a charge or fee for that service, the amounts of which may differ depending on the class of shares that you own, the identity of the financial intermediary, how you hold your Fund shares, and other factors. The intermediary may also impose investment minimums, investment limits, or purchase procedures that differ from those described in this Prospectus, or it may waive investment minimums. Please confer with your financial intermediary to discuss those topics.

Financial intermediaries may also receive certain payments from the Funds, Thornburg, or TSL in respect of the purchase and sale of Fund shares and as compensation for shareholder support and account maintenance services. See “Compensation to Financial Intermediaries” below for more information.

The Funds Offer Different Share Classes

General Information about Fund Share Classes

The specific share classes offered by each Fund through this Prospectus are described for each Fund in the first part of the Prospectus. Each Fund may also offer one or more other classes of shares that are not offered through this Prospectus. Each of a Fund’s shares represents an equal undivided interest in the Fund’s assets, and each share class of a Fund has the same investment objective(s) and a common investment portfolio. However, each share class has varying annual expenses and sales charge structures, which will affect performance. If you do not specify a class of shares in your order, your money will be invested in Class A shares of the Fund you purchase.

Financial intermediaries that offer Fund shares to their customers determine which share classes to make available, and are responsible for advising you as to which of those share classes is appropriate for you. Financial intermediaries may receive different compensation for selling different classes of shares. If you are investing in Fund shares through a financial intermediary, you should contact your intermediary to obtain information respecting the different share classes of the Funds. You can also obtain more information about the Fund’s shares by contacting TSL at 1-800-847-0200.

Certain information about each share class, including a summary of the sales charge and expense structure of each class, is included in the following table. Additional information about each share class, including the circumstances under which the sales charges for a given class may be reduced or waived, is provided after the table under the heading that is specific to each such class, and on the Thornburg website at Thornburg.com.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

	CLASS A SHARES	CLASS C SHARES	CLASS C2 SHARES	CLASS D SHARES	CLASS I SHARES
Front-End Sales Charge

Maximum 4.50% for Summit Fund, Core Plus Bond Fund, Strategic Income Fund, and the equity Funds; Maximum 2.25% for limited term, ultra short income, and short duration bond Funds; Maximum 2.00% for Strategic Municipal Income Fund and the intermediate term bond Funds.

		None	None	None	None
Contingent Deferred Sales Charge	None (except in certain cases for purchases of $1 million or more)

Up to 1.00% on redemptions of shares of Core Plus Bond Fund, Strategic Income Fund or the equity Funds made within twelve months of purchase; up to 0.60% on redemptions of shares of Strategic Municipal Income Fund and the Intermediate Term Bond Funds made within twelve months of purchase; up to 0.50% on redemptions of shares of limited term bond Funds made within twelve months of purchase.

			Up to 0.65% on redemptions of shares of Intermediate Municipal Fund and limited term Funds made within twelve months of purchase.	None	None
Distribution and/or Service (12b-1) Fees	0.20% for Short Duration Municipal Fund and Ultra Short Income Fund; 0.25% for all other Funds (financial intermediaries who sell Class A shares of the limited term Funds, intermediate Funds, and Strategic Municipal Income Fund shall only be paid 0.10% of the value of those assets for one year from the date of the first purchase of Class A Shares in an account).	1.00% for Core Plus Bond Fund, Strategic Income Fund, and the equity Funds; 0.60% for Strategic Municipal Income Fund and the intermediate term bond Funds; 0.50% for the limited term bond Funds.	0.65% for Intermediate Municipal Fund and the limited term Funds.	0.50%	None (but see “Other Information” below)

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

	CLASS A SHARES	CLASS C SHARES	CLASS C2 SHARES	CLASS D SHARES	CLASS I SHARES
Automatic Conversion to Another Share Class	No	Yes, after eight years. See more detail below under the caption “Information about Class C Shares.”	Yes, after eight years. See more detail below under the caption “Information about Class C2 Shares.”	No	No
Other Information	The front-end sales load may be reduced or waived under certain circumstances, as described below under the caption “Information about Class A Shares.”	The contingent deferred sales charge may be waived under certain circumstances, as described below under the caption “Information about Class C Shares.”

The contingent deferred sales charge may be waived under certain circumstances, as described below under the caption “Information about Class C2 Shares.” Class C2 Shares are only offered by Limited Term Municipal Fund, Intermediate Municipal Fund, Limited Term California Fund, Limited Term U.S. Government Fund, and Limited Term Income Fund, and only through select financial intermediaries.

Class D shares are only offered by Intermediate New Mexico Fund.

Higher investment minimums apply to individuals purchasing Class I shares. Class I shares are potentially subject to a 0.25% 12b-1 fee (0.20% for Short Duration Municipal Fund and Ultra Short Income Fund), but the Funds’ distributor has advised that it has no current intention to seek any 12b-1 payment from the Class I shares.

Information about Class A Shares

Class A shares are sold subject to a front-end sales charge. The sales charge is deducted from the offering price when you purchase shares, and the balance is invested at the NAV next determined after your order is received in proper form. The sales charge is shown in the table below. The offering price for a Class A share is the NAV of that share plus the applicable front-end sales charge. The sales charge is not imposed on shares that are purchased with reinvested dividends or other distributions.

Class A shares are also subject to a Rule 12b-1 Service Plan, which provides for the Fund’s payment to TSL, or to such other persons as TSL may direct, of up to 0.25% of the class’s average annual net assets each year, for expenses incurred by TSL, or by other persons at the request or direction of TSL or the Trust, for shareholder and distribution-related services. Because this fee is paid out of the class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Class A Shares Total Sales Charge

	As Percentage of		Amount Retained by Selling Dealer (as a percentage of offering price)*
	Offering Price	Net Asset Value

Equity Funds (Global Opportunities, International Equity, Better World International, International Growth, Developing World, Small/Mid Cap Core, Small/Mid Cap Growth, and Investment Income Builder Funds), Summit Fund, Core Plus Bond Fund, and Strategic Income Fund

Less than $50,000	4.50%	4.71%	4.00%
$50,000 to 99,999.99	4.00%	4.17%	3.50%
$100,000 to 249,999.99	3.50%	3.63%	3.00%
$250,000 to $499,999.99	3.00%	3.09%	2.50%
$500,000 to 999,999.99	2.00%	2.04%	1.50%
$1,000,000 and over**	None	None	None

Short Duration Municipal Fund, Ultra Short Income Fund, and the Limited Term Funds (Limited Term Municipal, California, Government, and Income Funds)
Less than $100,000.00	2.25%	2.27%	2.00%
$100,000 to $249,999.99	2.00%	2.02%	1.75%
$250,000 to 499,999.99	1.50%	1.52%	1.25%
$500,000 to 999,999.99	1.00%	1.01%	1.00%
$1,000,000 and over**	None	None	None

Strategic Municipal Income Fund and each of the Intermediate Term Funds (New Mexico and New York Funds)
Less than $250,000.00	2.00%	2.04%	2.00%
$250,000 to 499,999.99	1.50%	1.52%	1.50%
$500,000 to 999,999.99	1.25%	1.27%	1.10%
$1,000,000 and over**	None	None	None

*At certain times, for specific periods, TSL may reallow up to the full sales charge to all dealers who sell Fund shares. These “full reallowances” may be based upon the dealer reaching specific minimum sales goals. TSL will reallow the full sales charge only after notifying all dealers who sell Fund shares. During such periods, dealers may be considered underwriters under securities laws.

**There is no sales charge on investments of $1 million or more made by a purchaser, but a contingent deferred sales charge (“CDSC”) will be imposed on any part or all of such an investment which is redeemed within 12 months of purchase. The CDSC is up to 0.50% for Short Duration Municipal Fund, Ultra Short Income Fund, Strategic Municipal Income Fund, and the Limited Term and Intermediate Term Funds shown above, up to 1% for Core Plus Bond Fund, Strategic Income Fund and for the Equity Funds shown above, and may be subject to waiver or reduction under the circumstances described in the Statement of Additional Information. TSL intends to pay a commission to financial intermediaries who place an order for a single purchaser for Short Duration Municipal Fund, Strategic Municipal Income Fund, Ultra Short Income Fund, or for any of the Limited Term or Intermediate Term Funds of up to 0.50% for any portion of that order from $1 million to $2 million, up to 0.35% for any portion of that order exceeding $2 million up to $4 million, and up to 0.25% for any portion of that order exceeding $4 million. TSL intends to pay a commission to financial intermediaries who place an order for a single purchaser for Core Plus Bond Fund or Strategic Income Fund or for any of the Equity Funds of up to 1% for any portion of that order from $1 million to $2 million, up to 0.70% for any portion of that order exceeding $2 million up to $4 million, and up to 0.50% for any portion of that order exceeding $4 million. Payment of any such commission is subject to certain restrictions described in the Statement of Additional Information.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Because the annual fees for Class A shares of each Fund are lower than the fees for Class C, C2 or D shares of the same Fund, any dividends paid by the Fund will be higher for the Class A shares of the Fund than for Class C, C2 or D shares of the same Fund. The deduction of the initial sales charge, however, means that you purchase fewer Class A shares than Class C, C2 or D shares of each Fund for a given amount invested.

If you are among the classes of investors who can buy Class A shares at net asset value or at a reduced sales charge, but you are not eligible to purchase Class I shares, you should consider buying Class A shares. If you are planning a large purchase or purchases under the Rights of Accumulation or Letter of Intent (as described below), you should consider if your overall costs will be lower by buying Class A shares, particularly if you plan to hold your shares for an extended period of time.

Letters of Intent

If you intend to invest, over the course of 13 or fewer months, an amount of money in Class A shares that would qualify for a reduced sales charge if it were made in one investment, you can qualify for the reduced sales charge on the entire amount of your investment by signing a Letter of Intent (“LOI”) and delivering the signed LOI to your financial intermediary. An LOI is a nonbinding commitment to purchase shares of the Funds over a 13-month period. In exchange for making that nonbinding commitment, each purchase of Class A shares of a Fund made in your qualifying accounts (as defined below) during the 13-month period after you deliver the signed LOI to your financial intermediary will be charged the same reduced sales charge that would have applied if you had purchased all of those Fund shares in a single transaction. If you already owned Fund shares in Class A, Class C, Class C2 or Class D of your qualifying accounts before entering into the LOI, the value of those previously owned shares will be counted toward your LOI commitment, but reduced sales charges will not apply retroactively to your purchases of those previously owned shares. If you purchase shares directly from the Funds, the shares in your qualifying account will be valued at their current market value for purposes of determining whether you have met the LOI commitment.

You do not have to reach the goal you set in your LOI. If you do not meet that goal by the end of the 13-month period, you will have to pay the difference between the sales charge you would have paid and the sales charge you did pay. You may pay this amount directly to TSL, or TSL will redeem a sufficient number of Fund shares from your qualifying accounts to obtain the difference. Note that Fund shares purchased through the reinvestment of dividends or distributions are not considered in determining whether you have met the goal set in your LOI.

The LOI that you deliver to your financial intermediary must reference all qualifying accounts (as defined below) to which the LOI will apply.

If a qualifying account is not referenced in the LOI, the value of the shares in that qualifying account will not be considered in determining whether you have met your LOI goal.

If you die within the 13-month period of your LOI, your commitment under the LOI will be deemed to have been met. Dealer commissions will not be adjusted or paid on any difference between what the shareholder intended to invest under the LOI and what was actually invested.

Rights of Accumulation

If you believe you qualify for a reduced sales charge under Rights of Accumulation, you should notify your financial intermediary at the time of your purchase.

You may qualify for a reduced sales charge under Rights of Accumulation when your current purchase of Class A shares of any of the Funds in this Prospectus, added to the value of the Class A, Class C, Class C2 and Class D shares of all Thornburg Funds in your qualifying accounts (as defined above), passes one of the sales charge breakpoints displayed in the sales charge table for Class A shares shown above. If you purchase shares directly from the Funds, qualification for Rights of Accumulation is determined by using the current market value of the Class A, Class C, Class C2 and Class D shares of all Thornburg Funds in your qualifying accounts.

Please note that certain financial intermediaries may have their own procedures for determining whether you are eligible for a reduced sales charge under an LOI or Rights of Accumulation, and in some instances those procedures may differ from the procedures described above. See Appendix A of this Prospectus for more detail, and please contact your financial intermediary to learn more about their LOI and Rights of Accumulation procedures.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Please also note that the discounts available through an LOI or Rights of Accumulation will not apply to Fund shares that are held through financial intermediaries other than the financial intermediary through which you are making your current purchase of Fund shares, nor do those discounts apply to Fund shares held in Thornburg Investment Management Accounts or in employer-sponsored retirement plans.

Letters of Intent and Rights of Accumulation Qualifying Accounts

“Qualifying accounts” include:

•Accounts under your name (alone or with other accountholders) with your federal tax identification number, shown on the Fund’s records as opened by the same financial intermediary through which you are making your current purchase of Class A shares; and

•Accounts under the name of persons in your household having the same mailing address as identified in your account application and opened by the same financial intermediary through which you are making your current purchase of Class A shares.

Class A Sales Charge Waivers

If you are among the categories of investors described below, you are eligible to purchase Class A shares without any front-end sales charge, provided that if you purchase those shares directly from the Funds rather than through an intermediary, you must notify TSL or the Funds’ Transfer Agent of your eligibility for the sales charge waiver.

Please note that certain financial intermediaries may impose sales charge waivers or discounts that differ from what is described below. Such intermediary-specific sales charge variations are described in Appendix A of this Prospectus. Please contact your financial intermediary prior to your purchase of Class A shares to notify the intermediary of any relationship or other facts that you believe may qualify you for a waiver of the front-end sales load, and to learn more information about the waivers offered by your intermediary.

•A Shareholder Who Redeemed Class A Shares of a Fund – For ninety days after such a redemption you will pay no sales charge on amounts that you reinvest in Class A shares of the same Fund and through the same account, up to the dollar amount you previously redeemed.

•An Officer, Trustee, Director, or Employee of Thornburg (or any investment company managed by Thornburg), TSL, any affiliated Thornburg Company, the Funds’ Custodian bank or Transfer Agent and members of their families, including trusts established for the benefit of the foregoing.

•Employees of Brokerage Firms who are members in good standing with the Financial Industry Regulatory Authority (“FINRA”); employees of financial planning firms who place orders for the Fund through a member in good standing with FINRA; the families of both types of employees. Orders must be placed through a FINRA member firm who has signed an agreement with TSL to sell Fund shares.

•Customers of bank trust departments, companies with trust powers, investment broker dealers and investment advisors who charge fees for services, including investment broker dealers who utilize wrap fee or similar arrangements. Accounts established through these persons are subject to conditions, fees and restrictions imposed by these persons.

•Investors Purchasing $1 Million or More – However, a contingent deferred sales charge of up to 0.50% (up to 1% for Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Summit Fund, Core Plus Bond Fund, and Strategic Income Fund) applies to shares redeemed within one year of purchase. This contingent deferred sales charge may be waived or reduced under the circumstances described in the Statement of Additional Information.

•Those Persons Who Are Determined by the Trustees of the Fund or Thornburg to have acquired their shares under special circumstances not involving any sales expenses to the Funds or TSL.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

•Purchases Placed Through a Broker that Maintains One or More Omnibus Accounts with the Fund provided that such purchases are made by: (i) investment advisors or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; or (ii) clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent. Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

•Purchases by an Employer-Sponsored Retirement Plan, provided that plans are only eligible to purchase Class A shares under certain limited circumstances. See “Important General Information; Purchases by Employer-Sponsored Retirement Plans” above for more information.

•Purchases Placed through Self-Directed Brokerage Accounts, provided that such accounts are held with a financial intermediary that TSL has agreed may offer Class A shares through a load-waived investing platform. Investors may be charged a transaction fee by the intermediary for placing orders through such accounts.

Information about Class C Shares

Class C shares are sold at the NAV next determined after your order is received in proper form.

Class C shares of each Fund automatically convert to Class A shares of the same Fund according to the following schedule:

•Class C shares that have been held for eight years or more as of October 10, 2020 will convert to Class A shares at the close of business on that day; and

•Thereafter, Class C shares that have been held for eight years will convert to Class A shares at the close of business on the tenth day (or, if that tenth day is not a business day, then on the next business day) of the month following the month in which the eighth anniversary occurred.

The automatic conversion of Class C shares to Class A shares shall not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares with the Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

The conversion of Class C shares to Class A shares will occur without the imposition of any sales charge, fee, or other charge. If you exchange the Class C shares of one Fund for Class C shares of another Fund (see “Exchanging Fund Shares,” below), the conversion period will be calculated from the date that you initially purchased your Class C shares, not from the date of your exchange. More information about this automatic conversion feature can be found in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares.”

Class C shares are subject to a contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase. The CDSC is 0.50% for Limited Term U.S. Government Fund, Limited Term Income Fund, Limited Term Municipal Fund, and Limited Term California Fund; 0.60% for Intermediate Municipal Fund and Strategic Municipal Income Fund; and 1% for Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Core Plus Bond Fund, and Strategic Income Fund. The CDSC is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions.

The CDSC on Class C shares will be waived for the types of redemptions described below if you redeem your shares directly with the Funds. Please note that certain financial intermediaries may impose CDSC waivers that differ from what is described below. Such intermediary-specific sales charge variations are described in Appendix A of this Prospectus. Please contact your financial intermediary prior to your purchase of Class C shares to learn more information about the waivers offered by your intermediary.

•Redemption of Class C shares upon the death of the account holder;

•Redemption of Class C shares that were purchased through a financial intermediary if the intermediary waived its right to receive a commission from the Fund at the time of purchase;

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

•Redemption of Class C shares as part of a mandatory distribution from an IRA or other qualified retirement arrangements; and

•Certain redemptions of Class C shares made pursuant to a systematic withdrawal plan (see “Systematic Withdrawal Plan” below).

Additional information about the foregoing waivers is available in the Statement of Additional Information.

Class C shares are subject to a Rule 12b-1 Service Plan providing for the Fund’s payment to TSL, or to such other persons as TSL may direct, of up to 0.25% of the class’s average annual net assets each year, for expenses incurred by TSL, or by other persons at the request or direction of TSL or the Trust, for shareholder and distribution-related services. Class C shares are also subject to a Rule 12b-1 Distribution Plan providing for the Fund’s payment to TSL, or to such other persons as TSL may direct, of amounts for the sale and distribution of the Fund’s shares and to pay for commissions and other distribution expenses. The 12b-1 Distribution Plan provides for payment of up to 0.75% of the average annual net assets attributable to Class C shares of Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Core Plus Bond Fund, and Strategic Income Fund; 0.35% of the average annual net assets attributable to Class C shares of Intermediate Municipal Fund and Strategic Municipal Income Fund; and 0.25% of the average annual net assets attributable to Class C shares of Limited Term U.S. Government Fund, Limited Term Income Fund, Limited Term Municipal Fund, and Limited Term California Fund. Because these fees are paid out of the class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

TSL will not accept any order for Class C shares which it is able to determine will exceed $1,000,000, when added together with the value of shares in all Thornburg Funds owned by the investor through the same account or qualifying account as described under the Rights of Accumulation section. TSL may not be able to determine each instance in which this limitation applies because shareholder account information may be maintained by financial intermediaries, and may not be available to TSL. Investors planning large purchases of Class C shares, or cumulative purchases of Class C shares over time, should consult with their financial intermediary about the higher annual fees for Class C shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Rights of Accumulation.

If your investment horizon is relatively short and you do not qualify to purchase Class I Shares or Class A shares at a reduced sales charge, you should consider purchasing Class C shares.

If you hold your Class C shares directly with the Fund and do not have a financial intermediary associated with your account, TSL in its discretion may convert your Class C shares of a Fund to Class A shares of the same Fund.

Information about Class C2 Shares

Class C2 shares are currently only offered through select broker/dealers and other financial intermediaries with which TSL has an agreement for the sale of Class C2 shares.

Class C2 shares are sold at the NAV next determined after your order is received in proper form.

Class C2 shares of each Fund that have been held for eight years will automatically convert to Class A shares of the same Fund at the close of business on the tenth day (or, if that tenth day is not a business day, then on the next business day) of the month following the month in which the eighth anniversary occurred.

The automatic conversion of Class C2 shares to Class A shares shall not apply to shares held through group retirement plan recordkeeping platforms of certain financial intermediaries who hold such shares with the Fund in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.

The conversion of Class C2 shares to Class A shares will occur without the imposition of any sales charge, fee, or other charge. If you exchange the Class C2 shares of one Fund for Class C2 shares of another Fund (see “Exchanging Fund Shares,” below), the conversion period will be calculated from the date that you initially purchased your Class C2 shares, not from the date of your exchange. More information about this automatic conversion feature can be found in the Statement of Additional Information under the caption “Additional Information Respecting Purchase and Redemption of Shares.”

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Class C2 shares are subject to a contingent deferred sales charge (“CDSC”) if the shares are redeemed within one year of purchase.The CDSC is up to 0.65% for Limited Term U.S. Government Fund, Limited Term Income Fund, Limited Term Municipal Fund, Limited Term California Fund, and Intermediate Municipal Fund. The CDSC is calculated on the amount of the redemption proceeds for each share, or the original purchase price, whichever is lower. Shares not subject to the CDSC are considered redeemed first. The CDSC is not imposed on shares purchased with reinvested dividends or other distributions.

The CDSC on Class C2 shares will be waived for the types of redemptions described below if you redeem your shares directly with the Funds. Please note that certain financial intermediaries may impose CDSC waivers that differ from what is described below. Such intermediary-specific sales charge variations are described in Appendix A of this Prospectus. Please contact your financial intermediary prior to your purchase of Class C2 shares to learn more information about the waivers offered by your intermediary.

•Redemption of Class C2 shares upon the death of the account holder;

•Redemption of Class C2 shares that were purchased through a financial intermediary if the intermediary waived its right to receive a commission from the Fund at the time of purchase;

•Redemption of Class C2 shares as part of a mandatory distribution from an IRA or other qualified retirement arrangements; and

•Certain redemptions of Class C2 shares made pursuant to a systematic withdrawal plan (see “Systematic Withdrawal Plan” below).

Additional information about the foregoing waivers is available in the Statement of Additional Information.

Class C2 shares are subject to a Rule 12b-1 Service Plan providing for the Fund’s payment to TSL, or to such other persons as TSL may direct, of up to 0.25% of the class’s average annual net assets each year, for expenses incurred by TSL, or by other persons at the request or direction of TSL or the Trust, for shareholder and distribution-related services. Class C2 shares are also subject to a Rule 12b-1 Distribution Plan providing for the Fund’s payment to TSL, or to such other persons as TSL may direct, of amounts for the sale and distribution of the Fund’s shares and to pay for commissions and other distribution expenses. The 12b-1 Distribution Plan provides for payment of up to 0.40% of the average annual net assets attributable to Class C2 shares of each Fund.

TSL will not accept any order for Class C2 shares which it is able to determine will exceed $1,000,000, when added together with the value of shares in all Thornburg Funds owned by the investor through the same account or qualifying account as described under the Rights of Accumulation section. TSL may not be able to determine each instance in which this limitation applies because shareholder account information may be maintained by financial intermediaries, and may not be available to TSL. Investors planning large purchases of Class C2 shares, or cumulative purchases of Class C2 shares over time, should consult with their financial intermediary about the higher annual fees for Class C2 shares and consider if it would be more advantageous to purchase Class A shares under a Letter of Intent or Rights of Accumulation.

If your investment horizon is relatively short and you do not qualify to purchase Class I Shares or Class A shares at a reduced sales charge, you should consider purchasing Class C2 shares.

If you hold your Class C2 shares directly with the Fund and do not have a financial intermediary associated with your account, TSL in its discretion may convert your Class C2 shares of a Fund to Class A shares of the same Fund.

Information about Class D Shares

Class D shares are sold at the NAV next determined after your order is received in proper form. Class D shares are currently available only for Intermediate New Mexico Fund. Class D shares are not subject to a CDSC upon redemption. Class D shares are subject to a Rule 12b-1 Service Plan providing for the Fund’s payment to TSL, or to such other persons as TSL may direct, of up to 0.25% of the class’s average annual net assets each year for expenses incurred by TSL, or by other persons at the request or direction of TSL or the Trust, for shareholder and distribution-related services. Class D shares are also subject to a Rule 12b-1 Distribution Plan providing for the Fund’s payment to TSL, or to such other persons as TSL may direct, of a fee of up to 0.25% of the class’s average annual net assets each year, to pay for the sale and distribution of the Fund’s shares and to pay for commissions and other distribution expenses. Because these fees are paid out of the class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

If your investment horizon is relatively short and you do not qualify to purchase Class A shares at a reduced sales charge, you should consider purchasing Class D shares.

If you hold your Class D shares directly with the Fund and do not have a financial intermediary associated with your account, TSL in its discretion may convert your Class D shares of a Fund to Class A shares of the same Fund.

Information about Class I Shares

Class I shares are sold with no initial sales charge or contingent deferred sales charge at the NAV per share next determined after your purchase order is received in proper form. Class I shares are also subject to a Rule 12b-1 Service Plan, which permits each Fund to pay TSL, or such other persons TSL may direct, for expenses incurred by TSL, or by other persons at the request or direction of TSL or the Trust, for shareholder and distribution-related services. The maximum annual payment under the plan is 0.25% (0.20% in the case of Ultra Short Income Fund and Short Duration Municipal Fund) of the class’s average annual net assets, but TSL has advised that it has no current intention to seek any payment under the plan for Class I shares. Because this fee is paid out of the class’s assets, payment of the fee on an ongoing basis would increase the costs of your investment and might cost more than paying other types of sales charges.

Class I shares of the Funds are available to the following investors:

•Investors who purchase their shares through a fee-based advisory program with a financial intermediary;

•Investors who purchase their shares through a brokerage platform with a financial intermediary that is acting as an agent for the investor, provided that the intermediary has entered into an agreement with TSL that authorizes the intermediary to offer Class I shares within that platform;

•Certain employer-sponsored retirement plans, as described above under the heading “Purchases by Employer-Sponsored Retirement Plans;”

•Investors who satisfy the $2,500,000 investment minimum described in the first part of this Prospectus;

•Employees, officers, trustees and directors of any Fund or Thornburg company, the families of such persons, and trusts established for the benefit of such persons or their families; and

•Investors who are determined under procedures established by the Trustees to have acquired their Class I shares under special circumstances not involving any sales expenses to the Fund or TSL and not involving any expected administrative services exceeding the services customarily provided for Class I shares.

As described above under “Purchasing and Holding Shares through a Financial Intermediary,” investors who purchase Fund shares through a financial intermediary may be charged additional fees by that intermediary. For example, investors that transact in Class I shares through a brokerage platform with an intermediary may be required to pay a commission or other forms of compensation to that intermediary.

Investors who hold Class I shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

Adding to Your Account

Automatic Investment Plan

One easy way to pursue your financial goals is to invest money regularly, which you can do by signing up for a Fund’s Automatic Investment Plan. Under this plan, shareholders with existing accounts in a Fund can arrange for a predetermined amount of money to be withdrawn from their bank account and invested in that Fund’s shares at periodic intervals. The minimum amount that can be invested in a Fund at each periodic interval is $100, unless you are investing through a financial intermediary that specifies a different minimum. Regular investment plans do not guarantee a profit and will not protect you against loss in a declining market. Certain restrictions apply for retirement accounts. Please contact your financial intermediary or telephone Thornburg at 1-800-847-0200 for more information or to set up an automatic investment plan.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Exchanging Fund Shares

As a shareholder you have the privilege of exchanging shares of any class of a Fund for shares of the same class of another Fund. Before exchanging shares, please note the following

•The Fund you are exchanging into must be qualified for sale in your state.

•You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

•Before exchanging into a Fund, read the Prospectus for that Fund.

•Exchanges will be treated as a sale of your shares for tax purposes and, therefore, an exchange may have tax consequences for you. See “Taxes” below for more information.

•Each Fund reserves the right to refuse any exchange, or temporarily or permanently terminate or modify your exchange privilege for any reason, including if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose.

•Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder’s right to redeem shares of any Fund.

•You will not pay a CDSC on the exchange of Class C shares of a Fund for Class C shares of another Fund, or on the exchange of Class C2 shares of a Fund for Class C2 shares of another Fund, even if the exchange occurs within 12 months of your purchase of the original shares. A CDSC will apply, however, to any subsequent sale of those Class C shares or Class C2 shares within 12 months of your original date of purchase, unless you otherwise qualify for a waiver of that CDSC. See “Buying Class C Shares,” above, for more information on CDSC waivers.

In addition, and subject to a Fund’s right to refuse an exchange for the reasons set forth above, those financial intermediaries with which TSL has an agreement to sell Class C2 shares may under certain circumstances exchange Class C shares of one Fund for Class C2 shares of another Fund, or exchange Class C2 shares of one Fund for Class C shares of another Fund. You will not pay a CDSC on such exchanges, even if the exchange occurs within 12 months of your purchase of the original shares. A CDSC will apply, however, to any subsequent sales of those Class C or Class C2 shares within 12 months of your original date of purchase, unless you otherwise qualify for a waiver of that CDSC.

If you are exchanging your Fund shares through a financial intermediary, note that the intermediary may impose a charge or fee for that service, and may impose other restrictions or apply other procedures to your redemption. Please confer with your financial intermediary to discuss those topics.

Selling Fund Shares

General Information about Fund Share Redemptions

You can withdraw money from your Fund account at any time by redeeming some or all of your shares, either by selling them back to the Fund or by selling the shares through your financial intermediary.

Your shares will be redeemed by the Fund at the NAV per share next determined after your order is received in proper form. If the shares that you are redeeming are subject to a contingent deferred sales charge (“CDSC”), the amount of the CDSC will be deducted and the remaining proceeds sent to you. No CDSC is imposed on the amount by which the value of a share may have appreciated. No CDSC is imposed on shares obtained through reinvestment of dividends or capital gains. Shares not subject to a CDSC will be redeemed first. For more information about CDSCs that may be applicable to your shares, see “The Funds Offer Different Share Classes,” above.

Payment for redeemed shares normally will be made by the Fund’s Transfer Agent as soon as practicable and typically within two business days, and in most cases within seven days, after receipt of a properly executed request for redemption. However, the Fund may hold payment on redemptions until it is reasonably satisfied that any investment previously made by

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

check has been collected, which can take up to 15 business days. Additionally, if you hold your shares directly with the Fund, the Fund’s Transfer Agent is permitted to place a temporary hold on the disbursement of redemption proceeds to you if: (a) you are a natural person age 65 or older, or a natural person age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders you unable to protect your own interests; and (b) the Transfer Agent has a reasonable belief that the redemption request is part of a scheme to financially exploit you. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

Redemption proceeds are normally paid in cash. Each Fund generally expects to meet redemption requests out of its holdings of cash, or by selling portfolio investments to generate cash to meet those requests. If considered appropriate by Thornburg, and subject to terms and conditions approved by the Trustees, a Fund may pay redemption proceeds in portfolio securities rather than cash.

Redeeming Shares through a Financial Intermediary

You may sell your Fund shares through a financial intermediary. If you do so, note that the intermediary may impose a charge or fee for that service, and may impose other restrictions or apply other procedures to your redemption. Please confer with your financial intermediary to discuss those topics.

Redeeming Shares Directly with the Fund

You may use any of the following methods to submit a redemption request directly to the Fund rather than through a financial intermediary:

•Written Instructions. Mail your instructions to the Funds’ Transfer Agent at the address shown on the back cover page of this Prospectus. Your instructions should include: your name; the Fund’s name; your account number; the dollar amount or number of shares to be redeemed; a Medallion Signature Guarantee stamp, if required (see “Medallion Signature Guarantee” below for additional information); and your signature (see “Signature Requirements” below for additional information).

Telephone and Internet Redemption. Telephone and internet redemption allow you to redeem your shares by telephoning Thornburg at 1-800-847-0200 or online by visiting Thornburg.com. If you would like to opt-out of telephone and internet redemption you can decline by marking the opt-out box on the telephone and online redemption section of your account application. If your account is already established and you would like to add or remove telephone and internet redemption privileges you can do so by completing a telephone redemption form, which you can obtain by calling 1-800-847-0200 or visiting Thornburg.com. If you redeem your shares by telephone or internet, you can have the redemption proceeds sent to you by wire or by Automated Clearing House transfer to the bank account designated on your account application, or by check. Telephone and internet redemptions sent by wire will generally be credited to your bank account on the business day after your shares are redeemed. Neither the Funds, Thornburg, TSL, or the Funds’ Transfer Agent will be responsible for confirming the authenticity of instructions provided by telephone or internet, nor for any loss, liability, cost or expense associated with acting upon such telephone or internet instructions, provided that reasonable procedures are followed to identify the caller or the online user, which may include recording of telephone transactions, using multi-factor authentication, sending written confirmation of such transactions to you, and requesting certain information to confirm the identity of the caller at the time of the transaction. Accordingly, by electing to use telephone and internet redemption you give up a measure of security, and may bear the risk of losses, that you may not otherwise have if you redeem shares only through written instructions. To mitigate those risks, we recommend that you verify the accuracy of each telephone and internet transaction immediately after you receive your confirmation statement for that transaction.

If you are redeeming some but not all of your shares, leave at least $1,000 worth of shares in the account to keep it open. Each Fund reserves the right to redeem the shares of any shareholder whose shares have a combined net asset value of less than $1,000. No CDSC will be imposed on such a mandatory redemption. The Fund will notify the shareholder before performing the redemption and allow the shareholder at least 30 days to make an additional investment and increase the account to the stated minimum. A Fund will not redeem an account which falls below the minimum solely due to market fluctuations.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Medallion Signature Guarantees

If any of the following situations apply to a redemption request that you submit in writing to the Fund’s Transfer Agent, your request may require a Medallion Signature Guarantee, which is intended to protect you and your Fund from fraud.

•You wish to redeem more than $25,000 worth of shares and your account does not have telephone and internet redemption privileges.

•The check is being mailed to a different address than the one on your account (record address).*

•The check is being made payable to someone other than the account owner.*

•The redemption proceeds are being transferred to a Fund account with a different registration.

•The redemption proceeds are otherwise being transferred differently than your account record authorizes.

You must obtain a Medallion Signature Guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (“STAMP”). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion Signature Guarantee.

If you are redeeming shares through your financial intermediary, you should contact that intermediary to determine whether Medallion Signature Guarantee requirements may apply.

*Individual Retirement Account direct rollovers or transfers to an outside custodian or trustee for an amount up to $100,000 are exempt.

Signature Requirements

The following signature requirements apply to a redemption request that you submit in writing to the Fund’s Transfer Agent.

•Individual, Joint Tenants, Tenants in Common, Sole Proprietor, or General Partner. Instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

•UGMA or UTMA. Instructions must be signed by the custodian exactly as the custodian’s name appears on the account.

•Trust. Instructions must be signed by the trustee, showing the trustee’s capacity.

•Corporation or Association. Instructions must be signed by a person authorized to sign on the account. Please include a copy of corporate resolution authorizing the signer to act.

•IRA or Retirement Account. Instructions must be signed by shareowner exactly as shareowner’s name appears on the account, or financial representative listed on the account.

•Coverdell Education Savings Account. Instructions must be signed by Responsible Individual exactly as Responsible Individual’s name appears on the account, or by the financial representative listed on the account.

•Executor, Administrator, Conservator, or Guardian. Request should be signed in capacity by Executor, Administrator, Conservator, or Guardian, please call Thornburg at 1-800-847-0200 for more information.

If you are redeeming shares through your financial intermediary, you should contact that intermediary to determine what signature requirements may apply.

Systematic Withdrawal Plan

Systematic withdrawal plans let you set up periodic redemptions from your account. The minimum periodic redemption amount under a systematic withdrawal plan is $50. Because of the sales charge on Class A shares of each Fund, you may not want to set up a systematic withdrawal plan during a period when you are buying Class A shares of the same Fund on a regular basis. If you have at least $10,000 invested in your account at the time you set up a systematic withdrawal plan, the CDSC which would ordinarily be imposed on redemptions of Class C or Class C2 shares from that account within one year of purchase will be waived on redemptions up to 10% of the account value as of the date you set up your systematic withdrawal plan. Please contact your financial intermediary or telephone Thornburg at 1-800-847-0200 for more information or to set up a systematic withdrawal plan.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Orphaned Accounts

Please note that all accounts that hold Fund shares must identify a registered broker-dealer or other financial intermediary who represents you, the Fund’s shareholder. If the relationship between you and your financial intermediary is terminated, or if the relationship between your financial intermediary and the Funds’ distributor, TSL, is terminated, your account would be considered an “orphaned account.” If TSL determines that your account is an orphaned account, TSL may, in its sole discretion take any one or more of the following actions: contact you at your address of record to request that you establish a relationship with a new financial intermediary; until such time as a new intermediary has been identified on your account, restrict all trade activity in your account except for the redemption of Fund shares; and redeem the holdings in your account and mail the proceeds to your address of record. Alternatively, TSL may, in its sole discretion, convert Class C, Class C2 or Class D shares of a Fund held in your account to Class A shares of the same Fund.

Inactive Accounts

Under certain states’ laws, the assets within a financial account will be deemed to have been abandoned if the account is inactive for a specified period of time. The factors used to determine whether an account is inactive vary from state to state, but may include a shareholder’s failure to cash a check, update their mailing address, or respond to Fund inquiries within the specified time period. For this purpose, your last known address of record with the Funds will determine which state has jurisdiction over your account. If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, the Fund may be legally obligated to transfer those assets to that state’s unclaimed property administrator. You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither the Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

The State of Texas has enacted a law which allows Texas residents to designate a representative who can be contacted if the assets in your Fund account are at risk of being considered abandoned and turned over to the State. The designated representative will not have any rights or access to your mutual fund shares and will only receive notice if your property is deemed abandoned. If you are a resident of Texas and wish to designate such a representative, please complete the Unclaimed Property Designation of Representative form located on the website of the Texas Comptroller of Public Accounts at https://comptroller.texas.gov/programs/claim-it/report/forms/index.php, and return that completed form to the Fund.

Excessive Trading

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund’s investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund’s longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders’ shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund’s performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund’s transaction costs.

Thornburg Investment Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders. Those policies and procedures delegate to Thornburg the task of monitoring trading activity in the Funds to identify excessive trading. In determining whether particular trading activity constitutes excessive trading, Thornburg may consider various factors, including the nature of securities held by a Fund (including whether any significant portion of the Fund’s securities is traded on foreign exchanges, is thinly traded or is less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund’s portfolio securities. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds’ investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Purchase orders (including the purchase side of an exchange transaction) may be restricted or refused by any Fund if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

affected. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Thornburg Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively).

Many Fund shares are now held through financial intermediaries who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSL will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees upon request to provide Thornburg with certain information regarding investors who trade in Fund shares through the omnibus account, and to restrict or prohibit further purchases or exchanges of Fund shares by any investor who Thornburg has identified as having engaged in excessive trading activity within the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The financial intermediaries who hold shares through omnibus accounts may also implement procedures, separate from the procedures that Thornburg implements, to monitor and restrict trading by their customers that the intermediaries perceive to be excessive.

Compensation to Financial Intermediaries

Sales charges that are paid to a financial intermediary when you buy or redeem Fund shares, if any, and amounts that could be paid by each Fund in connection with rule 12b-1 plans, if any, are displayed for each Fund under the caption “Fees and Expenses of the Fund” in the front portion of this Prospectus. Additional information about those sales charges and 12b-1 plan payments also appears above under the heading “The Funds Offer Different Share Classes.” Although the rule 12b-1 Service Plan applicable to Class A shares of each of Limited Term U.S. Government Fund, Limited Term Income Fund, Limited Term Municipal Fund, Limited Term California Fund, Intermediate New Mexico Fund, Intermediate New York Fund, Intermediate Municipal Fund, and Strategic Municipal Income Fund provides for the payment of up to 0.25% of the class’s net assets each year, financial intermediaries who sell Class A shares of those Funds shall only be paid 0.10% of the value of those assets during the first year after the Class A shares are sold.

Thornburg and TSL may pay amounts from their own resources to financial intermediaries in connection with the financial intermediaries’ marketing and promotion of Fund shares. These amounts may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” marketing or advertising support, or payments to assist in transaction processing and administrative support. A financial intermediary may pay additional compensation to its representatives who sell Fund shares or to third party intermediaries with whom the financial intermediary has agreements to sell Fund shares. Thornburg or TSL also may provide non-cash compensation to financial intermediaries, including travel and lodging in connection with seminars or other educational programs. Because a financial intermediary may have a financial incentive to recommend a particular mutual fund to the intermediary’s customers if the intermediary receives payments or other support from that fund’s affiliates, investors who hold their Fund shares through a financial intermediary should consult with that intermediary and carefully review any disclosure by that intermediary respecting the intermediary’s compensation.

The Funds may pay amounts to financial intermediaries to compensate those intermediaries for shareholder support and account maintenance services that the intermediaries provide to their customers who own Fund shares. The Funds may make such payments to the extent the services provided by these financial intermediaries replace services which would otherwise be provided by the Funds’ transfer agent or other persons hired directly by the Funds. The services provided by these financial intermediaries may include account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing, and distribution of Fund prospectuses, shareholder reports and other information. Thornburg also may pay amounts from its own resources to financial intermediaries for those services. In certain circumstances, these amounts will not be paid to financial intermediaries in respect of accounts the value of which has decreased below the applicable account minimum.

In addition to the amounts described above, some financial intermediaries may charge their account holders transaction fees, account or “wrap” fees and other amounts, which the investor can learn about by asking the investor’s financial intermediary.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

Dividends and Distributions

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. Each of the fixed income Funds declares dividends from its net investment income daily and pays those dividends monthly. Investment Income Builder Fund typically declares dividends from net investment income daily and pays those dividends quarterly. Global Opportunities Fund, International Equity Fund, Better World International Fund, Developing World Fund, and Small/Mid Cap Core Fund, typically declare and pay dividends from any net investment income annually, International Growth Fund and Small/Mid Cap Growth Fund are expected to follow the same practice in any periods when they have net investment income, and Summit Fund typically declares and pays dividends from any net investment income quarterly. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. Each Fund offers four options, which you can change at any time.

1.Dividends from Net Investment Income: Reinvestment Option – Your dividend distributions, if any, will be automatically invested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to invest your dividends in the shares of any other available Thornburg Fund.

2.Dividends from Net Investment Income: Cash Option – Your dividend distributions, if any, will be sent via ACH to the bank account designated on your account application, or sent to you by check. Checks are normally mailed on the third business day after the end of the period for which the distribution is made.

3.Capital Gains: Reinvestment Option – Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value. If you do not indicate a choice on your application, you will be assigned this option. You may also instruct the Fund to reinvest your capital gain distributions in shares of any other available Thornburg Fund.

4.Capital Gains: Cash Option – Your capital gain distributions, if any, will be sent via ACH to the bank account designated on your account application, or sent to you by check. Checks are normally mailed on the third business day after the end of the period for which the distribution is made.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges or contingent deferred sales charges. No interest is accrued or paid on amounts represented by uncashed distribution checks.

Investors should consider the tax implications of buying shares in a Fund just before a distribution. The money a Fund earns from its dividend, interest, capital gains and other income is reflected in the Fund’s share price until it distributes the money. At that time the distribution is deducted from the share price. If you buy shares just before a Fund makes a distribution (and, in particular, a capital gains distribution), you will get back some of your money as a taxable distribution.

When a Fund sells a security at a profit it realizes a capital gain. When it sells a security at a loss it realizes a capital loss. Whether you reinvest your capital gain distributions or take them in cash, the distribution is taxable. See “Taxes,” below.

To minimize taxable capital gain distributions, each Fund will realize capital losses, if available, when, in the judgment of the portfolio manager, the integrity and income generating aspects of the portfolio would be unaffected by doing so.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Taxes

Federal Taxes – In General

Certain general aspects of federal income taxation of individual shareholders are discussed below. Aspects of investment by shareholders who are not individuals are addressed in a more limited manner. Prospective investors, and in particular persons who are not individuals or who hold Fund shares through individual retirement accounts or other tax-deferred accounts, should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds.

Please note that, in addition to the taxes described below, a 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Net investment income does not include Exempt Interest Dividends paid by the Municipal Funds. Prospective investors should confer with their own tax advisors respecting this Medicare contribution tax.

Federal Tax Treatment of Distributions - Global Opportunities Fund, International Equity Fund, Better World International Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Summit Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Ultra Short Income Fund, Core Plus Bond Fund, and Strategic Income Fund

Distributions to shareholders representing net investment income, income realized upon amortization of market discount on debt obligations, net short-term capital gains, and net gains from certain foreign transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. Subject to holding period requirements, the portion of distributions which is “qualified dividend income” because it is attributable to certain corporation dividends is taxed to noncorporate shareholders at reduced rates of federal income tax applicable to long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains by shareholders regardless of the length of time the shareholder has owned the shares, and whether received as cash or in additional shares.

Federal Tax Treatment of Distributions – Municipal Funds

Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Strategic Municipal Income Fund, Limited Term California Fund, Intermediate New Mexico Fund, and Intermediate New York Fund (the “Municipal Funds”) intend to satisfy conditions that will enable them to designate distributions from the net interest income generated by those investments in municipal obligations which are exempt from federal income tax when received by a Fund, as “Exempt Interest Dividends.” Shareholders receiving Exempt Interest Dividends will not be subject to federal income tax on the amount of such dividends, except to the extent the alternative minimum tax may be imposed.

Distributions by each of the Municipal Funds of any net interest income received from certain temporary investments (such as certificates of deposit, corporate commercial paper and obligations of the U.S. government, its agencies and instrumentalities) will be taxable to shareholders as ordinary income whether received in cash or additional shares. Distributions by each of the Municipal Funds of any net short-term capital gains realized by the Fund, and any distributions of income realized upon amortization of market discount on portfolio investments, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Net long-term capital gains distributed by the Fund will be taxable to shareholders as long-term capital gains regardless of the length of time investors have held their shares, although realized gains attributable to market discount on portfolio securities will be characterized as ordinary income. Each year the Fund will, where applicable, mail information to shareholders regarding the tax status of dividends and distributions, including the respective percentages of tax-exempt and taxable, if any, income and an allocation of tax-exempt income on a state-by-state basis. The exemption of interest income for federal income tax purposes does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authorities. (See “State Taxes.”)

The Internal Revenue Code treats interest on certain municipal obligations which are private activity bonds under the Code as a preference item for purposes of the alternative minimum tax on individuals and corporations. The Municipal Funds may purchase without limitation private activity bonds the interest on which is subject to treatment under the Code as

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Additional Information

a preference item for purposes of the alternative minimum tax on individuals and corporations, although the frequency and amounts of these purchases are uncertain. Some portion of Exempt Interest Dividends could, as a result of such purchases, be treated as a preference item for purposes of the alternative minimum tax on individuals and corporations. Shareholders are advised to consult their own tax advisors as to the extent and effect of this treatment.

If the Internal Revenue Service determines that the issuer of a municipal obligation held by a Fund does not comply with the Code, interest payments received by the Fund with respect to the obligation may become taxable. In that case, the portions of distributions made by the Fund relating to the taxable interest payments would be taxable to shareholders. If such determination by the Service is made retroactively, with respect to distributions made by a Fund in previous years, shareholders who received those distributions would be required in some instances to file amended income tax returns and pay additional taxes with respect to the portion of the distributions deemed to be taxable.

Federal Tax Treatment of Sales or Redemptions of Shares – All Funds

An investor’s redemption of Fund shares, or exchange of shares for shares of another Fund, is generally a taxable transaction for federal income tax purposes, and the shareholder realizes gain or loss in an amount equal to the difference between the shareholder’s basis in the shares and the amount received on the redemption or exchange. Applicable law requires Thornburg to provide to both the shareholder and the Internal Revenue Service information about the cost basis and holding period of any Fund shares redeemed or sold in accounts specified by regulations for shares acquired by the shareholder on or after January 1, 2012 (“covered shares”). Information about the cost basis and holding period of covered shares will be reported to the shareholder and the Internal Revenue Service on Form 1099-B, and shareholders will be required to use that information when completing their annual federal income tax returns. Thornburg’s default method for calculating cost basis is the Average Cost method. For shareholders who hold their Fund shares through a financial intermediary, the intermediary may select a different default method for calculating cost basis. Shareholders who wish to elect a cost basis method other than the applicable default method should contact Thornburg at 1-800-847-0200 or their financial intermediary for instructions. The cost basis method elected by the shareholder or applied by default may not be changed for any sale or exchange of Fund shares after the settlement date of that sale or exchange. Thornburg offers no tax advice, and shareholders are advised to consult their own tax advisors respecting which cost basis method may be most appropriate for them.

State Taxes

The laws of the different states and local taxing authorities vary with respect to the taxation of distributions of net investment income and capital gains, and shareholders of the Funds are advised to consult their own tax advisors in that regard. Each Municipal Fund will advise its shareholders approximately 60 days after the end of each calendar year as to the percentage of income derived from each state as to which it has any municipal obligations in order to assist shareholders in the preparation of their state and local tax returns. Distributions to individuals attributable to interest on municipal obligations originating in California, New Mexico and New York are not subject to personal income taxes imposed by the state of the same name as the Fund. For example, an individual resident in New Mexico, who owned shares in Intermediate New Mexico Fund, will not be required by New Mexico to pay New Mexico state income taxes on interest dividends attributable to obligations owned by the Fund and originating in New Mexico. Additionally, individual shareholders of Intermediate New York Fund are not subject to New York City income taxes on interest dividends of the Fund attributable to obligations originating in New York State. Capital gain distributions are taxable by these states, irrespective of the origins of the obligations from which the gains arise. Prospective investors are urged to confer with their own tax advisors for more detailed information concerning state tax consequences.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2023, for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

The financial highlights for the Core Plus Bond Fund are not provided because the Core Plus Bond Fund commenced operations on October 2, 2023.

This page intentionally left blank.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Global Opportunities Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS A SHARES(c)
2023	$27.76	0.67	5.35	6.02	(0.36)	(0.79)	—	(1.15)	$32.63
2022	$39.32	0.28	(6.80)	(6.52)	(0.49)	(4.55)	—	(5.04)	$27.76
2021	$31.69	0.53	9.40	9.93	—(d)	(2.30)	—	(2.30)	$39.32
2020	$27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$31.69
2019	$29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$27.56
CLASS C SHARES
2023	$26.21	0.40	5.06	5.46	(0.06)	(0.79)	—	(0.85)	$30.82
2022	$37.36	—(e)	(6.41)	(6.41)	(0.19)	(4.55)	—	(4.74)	$26.21
2021	$30.44	0.22	9.00	9.22	—	(2.30)	—	(2.30)	$37.36
2020	$26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$30.44
2019	$28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$26.55
CLASS I SHARES
2023	$27.91	0.78	5.37	6.15	(0.45)	(0.79)	—	(1.24)	$32.82
2022	$39.49	0.39	(6.83)	(6.44)	(0.59)	(4.55)	—	(5.14)	$27.91
2021	$31.81	0.64	9.43	10.07	(0.09)	(2.30)	—	(2.39)	$39.49
2020	$27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$31.81
2019	$30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$27.67

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 2.07%; Class C, 1.28%; Class I, 2.38%, 2022 would have been: Class A, 0.79%; Class C, (0.04)%; Class I, 1.10%, and 2021 would have been: Class A, 1.36%; Class C, 0.57%; Class I, 1.64%.

(b)Not annualized for periods less than one year.

(c)Sales loads are not reflected in computing total return.

(d)Dividends From Net Investment Income was less than 0.01.

(e)Net investment income (loss) was less than $0.01 per share.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Global Opportunities Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of Period (Thousands)

2.09	1.29	1.33	21.93	17.07	$284,351
0.83	1.29	1.35	(19.31)	26.92	$218,968
1.42	1.27	1.31	32.82	25.48	$277,126
0.27	1.28	1.32	16.59	35.63	$215,473
0.73	1.31	1.33	(5.78)	29.12	$236,560

1.31	2.09	2.13	20.99	17.07	$39,916
—(e)	2.06	2.11	(19.94)	26.92	$63,994
0.63	2.04	2.08	31.77	25.48	$112,420
(0.49)	2.02	2.06	15.78	35.63	$116,705
(0.02)	2.07	2.09	(6.49)	29.12	$151,469

2.41	0.99	1.06	22.32	17.07	$626,942
1.14	0.99	1.06	(19.06)	26.92	$446,228
1.69	0.99	1.06	33.17	25.48	$605,581
0.50	0.99	1.08	16.91	35.63	$523,175
1.05	0.99	1.06	(5.46)	29.12	$762,697

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg International Equity Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods Are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS A SHARES(d)
2023	$18.19	0.38	4.30	4.68	(0.36)	—	—	(0.36)	$22.51
2022	$28.75	0.29	(7.15)	(6.86)	(0.27)	(3.43)	—	(3.70)	$18.19
2021	$24.78	0.31	4.49	4.80	(0.06)	(0.77)	—	(0.83)	$28.75
2020	$22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$24.78
2019	$22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$22.91
CLASS C SHARES
2023	$15.61	0.15	3.69	3.84	(0.21)	—	—	(0.21)	$19.24
2022	$25.20	0.11	(6.13)	(6.02)	(0.14)	(3.43)	—	(3.57)	$15.61
2021	$21.91	0.06	4.00	4.06	—	(0.77)	—	(0.77)	$25.20
2020	$20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$21.91
2019	$20.01	—(e)	0.32	0.32	—	—	—	—	$20.33
CLASS I SHARES
2023	$18.98	0.44	4.48	4.92	(0.44)	—	—	(0.44)	$23.46
2022	$29.88	0.41	(7.47)	(7.06)	(0.41)	(3.43)	—	(3.84)	$18.98
2021	$25.70	0.39	4.68	5.07	(0.12)	(0.77)	—	(0.89)	$29.88
2020	$23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$25.70
2019	$23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$23.69

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees.  Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 1.77%; Class C, 0.87%; Class I, 1.99%, 2022 would have been: Class A, 1.20%; Class C, 0.52%; Class I, 1.61% and 2021 would have been: Class A, 0.99%; Class C, 0.16%; Class I, 1.23%.

(b) Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.25%; Class C, 1.96%; Class I, 0.94%.

(c) Not annualized for periods less than one year.

(d) Sales loads are not reflected in computing total return.

(e) Net investment income (loss) was less than $(0.01) per share.

(f) The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 26.15%.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg International Equity Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

1.68	1.10	1.23	25.83	43.13	$371,073
1.25	1.30	1.38	(27.88)	48.88	$339,638
1.07	1.58	1.58	19.66	42.85	$543,262
0.31	1.25	1.26	15.33	79.05	$825,677
0.86	1.26	1.26	2.47	71.09	$655,807

0.77	1.98	2.12	24.70	43.13	$12,360
0.56	1.96	2.05	(28.38)	48.88	$13,978
0.24	2.26	2.26	18.83	42.85	$27,189
(0.40)	1.93	1.94	14.69	79.05	$44,594
(0.02)	2.09	2.09	1.60	71.09	$81,401

1.90	0.88	1.01	26.09(f)	43.13	$1,390,996
1.66	0.90	1.00	(27.64)	48.88	$1,254,672
1.32	1.24	1.24	20.05	42.85	$2,000,723
0.64	0.92	0.93	15.74	79.05	$1,713,358
1.11	0.97	0.97	2.76	71.09	$1,694,780

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Better World International Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(c)
2023	$13.48	0.14	2.52	2.66	(0.04)	—	—	(0.04)	$16.10
2022	$21.46	0.06	(5.18)	(5.12)	—	(2.86)	—	(2.86)	$13.48
2021	$15.66	0.01	5.79	5.80	—	—	—	—	$21.46
2020	$12.85	—(d)	2.90	2.90	(0.09)	—	—	(0.09)	$15.66
2019	$14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$12.85
CLASS C SHARES
2023	$13.11	0.02	2.46	2.48	—	—	—	—	$15.59
2022	$21.08	(0.07)	(5.04)	(5.11)	—	(2.86)	—	(2.86)	$13.11
2021	$15.51	(0.15)	5.72	5.57	—	—	—	—	$21.08
2020	$12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$15.51
2019	$14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$12.72
CLASS I SHARES
2023	$13.93	0.24	2.61	2.85	(0.14)	—	—	(0.14)	$16.64
2022	$22.03	0.15	(5.34)	(5.19)	(0.05)	(2.86)	—	(2.91)	$13.93
2021	$16.06	0.11	5.93	6.04	(0.07)	—	—	(0.07)	$22.03
2020	$13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$16.06
2019	$14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$13.16

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees.  Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 0.85%; Class C, 0.12%; Class I, 1.42%, 2022 would have been: Class A, 0.32%; Class C, (0.43)%; Class I, 0.88% and 2021 would have been: Class A, 0.04%; Class C, (0.78)%; Class I, 0.51%.

(b) Not annualized for periods less than one year.

(c) Sales loads are not reflected in computing total return.

(d) Net investment income (loss) was less than $0.01 per share.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Better World International Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of Year (Thousands)

0.87	1.46	1.60	19.79	80.23	$40,587
0.34	1.47	1.58	(27.93)	140.89	$33,050
0.05	1.57	1.57	37.04	119.96	$40,287
(0.02)	1.83	1.94	22.65	42.87	$11,859
0.91	1.82	2.10	(3.19)	62.33	$9,378

0.14	2.19	2.82	18.92	80.23	$6,177
(0.42)	2.24	2.50	(28.44)	140.89	$4,391
(0.77)	2.38	2.85	35.91	119.96	$5,597
(0.56)	2.38	3.31	22.02	42.87	$2,159
0.25	2.38	3.48	(3.75)	62.33	$1,687

1.44	0.90	1.26	20.49	80.23	$513,331
0.89	0.96	1.25	(27.54)	140.89	$346,395
0.53	1.09	1.21	37.72	119.96	$302,026
0.74	1.09	1.33	23.62	42.87	$83,208
1.57	1.09	1.44	(2.54)	62.33	$59,833

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg International Growth Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(d)
2023	$18.22	0.02	3.41	3.43	(0.06)	—	—	(0.06)	$21.59
2022	$30.27	0.03	(10.09)	(10.06)	—	(1.99)	—	(1.99)	$18.22
2021	$28.37	(0.09)	2.37	2.28	—	(0.38)	—	(0.38)	$30.27
2020	$21.46	(0.08)	7.10	7.02	—(e)	(0.11)	—	(0.11)	$28.37
2019	$23.78	—(f)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$21.46
CLASS C SHARES
2023	$16.33	(0.16)	3.05	2.89	—	—	—	—	$19.22
2022	$27.55	(0.17)	(9.06)	(9.23)	—	(1.99)	—	(1.99)	$16.33
2021	$26.06	(0.31)	2.18	1.87	—	(0.38)	—	(0.38)	$27.55
2020	$19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$26.06
2019	$22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$19.87
CLASS I SHARES
2023	$18.97	0.11	3.53	3.64	(0.15)	—	—	(0.15)	$22.46
2022	$31.32	0.12	(10.48)	(10.36)	—	(1.99)	—	(1.99)	$18.97
2021	$29.27	(0.01)	2.44	2.43	—	(0.38)	—	(0.38)	$31.32
2020	$22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$29.27
2019	$24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$22.13

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees.  Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 0.08%; Class C, (0.83)%; Class I, 0.45%, 2022 would have been: Class A, 0.08%; Class C, (0.83)%; Class I, 0.42%, and 2021 would have been: Class A, (0.37)%; Class C, (1.18)%; Class I, (0.10)%.

(b) Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.26%; Class C, 2.07%; Class I, 0.99%.

(c) Not annualized for periods less than one year.

(d) Sales loads are not reflected in computing total return.

(e) Dividends from net investment income per share were less than $(0.01).

(f) Net investment income (loss) was less than $0.01 per share.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg International Growth Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

0.10	1.37	1.38	18.82	37.24	$86,983
0.13	1.36	1.36	(35.72)	63.54	$86,145
(0.29)	1.27	1.27	8.07	34.41	$154,613
(0.35)	1.31	1.31	32.88	35.88	$139,429
0.02	1.32	1.32	(6.36)	25.83	$107,196

(0.81)	2.27	2.28	17.70	37.24	$8,572
(0.78)	2.22	2.23	(36.27)	63.54	$10,939
(1.10)	2.07	2.07	7.21	34.41	$27,864
(1.13)	2.07	2.07	31.87	35.88	$42,164
(0.78)	2.08	2.08	(7.04)	25.83	$47,980

0.47	0.99	1.06	19.23	37.24	$627,050
0.47	0.99	1.06	(35.47)	63.54	$724,495
(0.02)	1.00	1.00	8.34	34.41	$1,584,102
(0.03)	0.99	1.02	33.31	35.88	$1,454,322
0.34	0.99	1.03	(6.02)	25.83	$1,203,538

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Developing World Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(d)
2023	$18.43	0.18	1.34	1.52	(0.27)	—	—	(0.27)	$19.68
2022	$27.58	0.39	(9.54)	(9.15)	—	—	—	—	$18.43
2021	$22.92	—(e)	4.66	4.66	—	—	—	—	$27.58
2020	$20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$22.92
2019	$19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$20.43
CLASS C SHARES
2023	$17.18	0.01	1.26	1.27	(0.05)	—	—	(0.05)	$18.40
2022	$25.93	0.14	(8.89)	(8.75)	—	—	—	—	$17.18
2021	$21.71	(0.21)	4.43	4.22	—	—	—	—	$25.93
2020	$19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$21.71
2019	$18.10	0.06	1.19	1.25	—	—	—	—	$19.35
CLASS I SHARES
2023	$18.93	0.27	1.37	1.64	(0.36)	—	—	(0.36)	$20.21
2022	$28.22	0.50	(9.79)	(9.29)	—	—	—	—	$18.93
2021	$23.40	0.10	4.76	4.86	(0.04)	—	—	(0.04)	$28.22
2020	$20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$23.40
2019	$19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$20.86

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class A, 1.63%; Class C, 0.61%; Class I, 2.06%, and 2021 would have been: Class A, (0.02)%; Class C, (0.82)%; Class I, 0.33%.

(b) Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.43%; Class C, 2.19%; Class I, 1.09%.

(c) Not annualized for periods less than one year.

(d) Sales loads are not reflected in computing total return.

(e) Net investment income (loss) was less than $0.01 per share.

(f) The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 12.47% for 2020 and 19.44% for 2021.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Developing World Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

0.87	1.45	1.60	8.24	37.64	$83,389
1.63	1.44	1.54	(33.18)	68.24	$87,897
(0.01)	1.43	1.43	20.33	61.50	$131,471
0.13	1.45	1.48	13.31	56.55	$101,723
1.18	1.47	1.50	7.74	43.52	$96,935

0.04	2.27	2.42	7.36	37.64	$11,621
0.62	2.26	2.36	(33.74)	68.24	$17,044
(0.81)	2.19	2.19	19.49(f)	61.50	$40,933
(0.64)	2.20	2.23	12.42(f)	56.55	$48,977
0.30	2.23	2.26	6.91	43.52	$63,203

1.31	1.04	1.28	8.66	37.64	$802,285
2.07	1.06	1.23	(32.92)	68.24	$772,911
0.34	1.09	1.15	20.78	61.50	$925,280
0.50	1.09	1.18	13.68	56.55	$668,427
1.53	1.09	1.19	8.14	43.52	$590,196

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Small/Mid Cap Core Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(d)
2023	$55.35	(0.24)	5.60	5.36	(0.03)	—	—	(0.03)	$60.68
2022	$97.60	(0.27)	(15.33)	(15.60)	(0.30)	(26.35)	—	(26.65)	$55.35
2021	$74.81	(0.05)	22.84	22.79	—	—	—	—	$97.60
2020	$71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$74.81
2019	$72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$71.81
CLASS C SHARES
2023	$47.29	(0.70)	4.77	4.07	—	—	—	—	$51.36
2022	$87.40	(0.81)	(12.95)	(13.76)	—	(26.35)	—	(26.35)	$47.29
2021	$67.54	(0.71)	20.57	19.86	—	—	—	—	$87.40
2020	$65.19	(0.45)	2.80	2.35	—	—	—	—	$67.54
2019	$66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$65.19
CLASS I SHARES
2023	$58.01	0.01	5.86	5.87	(0.32)	—	—	(0.32)	$63.56
2022	$100.99	0.01	(16.09)	(16.08)	(0.55)	(26.35)	—	(26.90)	$58.01
2021	$77.16	0.25	23.58	23.83	—	—	—	—	$100.99
2020	$74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.16
2019	$74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$74.04

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.15)%; Class C, (0.95)%.

(b) Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.16%; Class C, 1.98%; Class I, 0.84%.

(c) Not annualized for periods less than one year.

(d) Sales loads are not reflected in computing total return.

(e) The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Core Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

(0.40)	1.36	1.36	9.68	37.54	$276,512
(0.38)	1.31	1.37	(23.16)	46.19	$293,290
(0.06)	1.18	1.33	30.46	135.80(e)	$454,488
0.10	1.33	1.34	4.42	20.39	$388,895
0.35	1.33	1.33	(0.42)	24.94	$425,218

(1.36)	2.34	2.59	8.61	37.54	$4,520
(1.31)	2.22	2.34	(23.86)	46.19	$7,476
(0.86)	2.00	2.15	29.40	135.80(e)	$17,364
(0.69)	2.12	2.12	3.59	20.39	$22,951
(0.50)	2.19	2.19	(1.26)	24.94	$35,934

0.01	0.95	1.08	10.13	37.54	$196,754
0.02	0.91	1.09	(22.84)	46.19	$207,251
0.26	0.86	1.08	30.88	135.80(e)	$332,235
0.44	0.99	1.09	4.77	20.39	$287,746
0.70	0.99	1.07	(0.07)	24.94	$360,070

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Small/Mid Cap Growth Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$21.17	(0.28)	3.39	3.11	—	—	—	—	$24.28
2022	$51.77	(0.35)	(12.37)	(12.72)	—	(17.88)	—	(17.88)	$21.17
2021	$48.17	(0.51)	7.33	6.82	—	(3.22)	—	(3.22)	$51.77
2020	$39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$48.17
2019	$40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$39.37
CLASS C SHARES
2023	$15.45	(0.36)	2.47	2.11	—	—	—	—	$17.56
2022	$42.67	(0.48)	(8.86)	(9.34)	—	(17.88)	—	(17.88)	$15.45
2021	$40.53	(0.75)	6.11	5.36	—	(3.22)	—	(3.22)	$42.67
2020	$33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$40.53
2019	$35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$33.91
CLASS I SHARES
2023	$24.34	(0.20)	3.90	3.70	—	—	—	—	$28.04
2022	$56.75	(0.26)	(14.27)	(14.53)	—	(17.88)	—	(17.88)	$24.34
2021	$52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$56.75
2020	$42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$52.36
2019	$43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$42.35

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Growth Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

(1.20)	1.42	1.42	14.69	45.46	$132,659
(1.20)	1.33	1.40	(38.84)	57.56	$147,493
(0.99)	1.16	1.31	14.69	161.43(c)	$340,545
(0.72)	1.33	1.33	34.37	43.82	$326,035
(0.44)	1.35	1.35	(2.62)	40.69	$259,799

(2.12)	2.34	2.72	13.66	45.46	$3,743
(2.09)	2.21	2.40	(39.39)	57.56	$5,596
(1.76)	1.94	2.09	13.80	161.43(c)	$23,433
(1.47)	2.09	2.09	33.38	43.82	$36,917
(1.27)	2.18	2.18	(3.42)	40.69	$36,841

(0.73)	0.95	1.09	15.20	45.46	$110,878
(0.76)	0.90	1.10	(38.54)	57.56	$113,478
(0.67)	0.84	1.04	15.04	161.43(c)	$274,357
(0.37)	0.99	1.06	34.84	43.82	$277,991
(0.08)	0.99	1.05	(2.26)	40.69	$254,721

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Investment Income Builder Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS A SHARES(d)
2023	$19.22	1.11	3.14	4.25	(1.14)	—	—	(1.14)	$22.33
2022	$22.96	1.18	(3.75)	(2.57)	(1.17)	—	—	(1.17)	$19.22
2021	$18.70	1.19	4.19	5.38	(1.12)	—	—	(1.12)	$22.96
2020	$21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$18.70
2019	$21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$21.72
CLASS C SHARES
2023	$19.19	0.94	3.15	4.09	(0.98)	—	—	(0.98)	$22.30
2022	$22.93	0.98	(3.72)	(2.74)	(1.00)	—	—	(1.00)	$19.19
2021	$18.68	1.00	4.19	5.19	(0.94)	—	—	(0.94)	$22.93
2020	$21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$18.68
2019	$21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$21.69
CLASS I SHARES
2023	$19.36	1.19	3.15	4.34	(1.20)	—	—	(1.20)	$22.50
2022	$23.13	1.25	(3.78)	(2.53)	(1.24)	—	—	(1.24)	$19.36
2021	$18.84	1.25	4.22	5.47	(1.18)	—	—	(1.18)	$23.13
2020	$21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$18.84
2019	$21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$21.88

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees.  Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 5.05%; Class C, 4.25%; Class I, 5.34%, 2022 would have been: Class A, 4.71%; Class C, 3.83%; Class I, 4.96%, and 2021 would have been: Class A, 5.07%; Class C, 4.25%; Class I, 5.28%.

(b) Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.13%; Class C, 1.90%; Class I, 0.89%.

(c) Not annualized for periods less than one year.

(d) Sales loads are not reflected in computing total return.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Investment Income Builder Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Period (Thousands)

5.07	1.13	1.13	22.29	26.28	$3,888,316
5.14	1.14	1.14	(11.81)	25.31	$3,344,513
5.32	1.26	1.26	28.90	18.99	$3,876,333
4.27	1.15	1.15	(9.78)	47.60	$2,912,063
4.42	1.13	1.13	4.13	43.69	$3,458,385

4.26	1.86	1.86	21.46	26.28	$493,453
4.26	1.89	1.89	(12.52)	25.31	$570,348
4.49	2.03	2.03	27.93	18.99	$922,523
3.40	1.88	1.88	(10.44)	47.60	$1,452,643
3.60	1.87	1.87	3.35	43.69	$2,658,581

5.35	0.88	0.88	22.61	26.28	$6,799,321
5.40	0.89	0.89	(11.61)	25.31	$5,213,452
5.54	1.02	1.02	29.18	18.99	$5,858,020
4.40	0.91	0.91	(9.55)	47.60	$5,094,055
4.67	0.88	0.88	4.39	43.69	$7,810,067

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Summit Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended Sept. 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(e)(f)
2023	$10.31	0.29	0.99	1.28	(0.29)	—	—	(0.29)	$11.30
2022	$12.06	0.18	(1.74)	(1.56)	(0.19)	—	—	(0.19)	$10.31
CLASS I SHARES
2023	$10.31	0.30	1.01	1.31	(0.32)	—	—	(0.32)	$11.30
2022	$14.25	0.28	(1.81)	(1.53)	(0.24)	(2.17)	—	(2.41)	$10.31
2021	$12.18	0.16	2.71	2.87	(0.22)	(0.58)	—	(0.80)	$14.25
2020	$10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$12.18
2019(i)	$10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$10.47

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class A, 2.57%; Class I, 2.61%.

(b) The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.

(c) The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.19%, 1.31% and 1.71% respectively.

(d) Not annualized for periods less than one year.

(e) Effective date of this class of shares was January 26, 2022.

(f) Sales loads are not reflected in computing total return.

(g) Annualized.

(h) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(i) Fund commenced operations on March 1, 2019.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Summit Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)(c)	Total Return (%)(d)	Portfolio Turnover Rate (%)(d)	Net Assets at End of Year (Thousands)

2.58	0.94	2.03	12.39	80.17	$5,978
2.40(g)	0.99(g)	9.32(g)(h)	(13.02)	128.69	$507

2.63	0.69	1.20	12.66	80.17	$74,869
2.38	0.88	1.22	(13.36)	128.69	$56,036
1.20	1.01	1.21	24.63	155.26	$62,466
0.81	1.09	1.41	18.45	139.88	$45,886
1.78(g)	1.72(g)	2.44(g)	5.45	53.38	$35,489

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Ultra Short Income Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS A SHARES(b)
2023	$12.13	0.52	0.05	0.57	(0.53)	—	—	(0.53)	$12.17
2022	$12.44	0.19	(0.31)	(0.12)	(0.19)	—	—	(0.19)	$12.13
2021	$12.59	0.15	(0.08)	0.07	(0.18)	(0.04)	—	(0.22)	$12.44
2020	$12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$12.59
2019	$12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$12.49
CLASS I SHARES
2023	$12.12	0.55	0.04	0.59	(0.55)	—	—	(0.55)	$12.16
2022	$12.43	0.21	(0.31)	(0.10)	(0.21)	—	—	(0.21)	$12.12
2021	$12.58	0.18	(0.08)	0.10	(0.21)	(0.04)	—	(0.25)	$12.43
2020	$12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$12.58
2019	$12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$12.48

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Ultra Short Income Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

4.29	0.50	0.86	4.77	29.46	$ 28,234
1.54	0.50	1.05	(0.96)	39.29	$34,147
1.22	0.50	1.38	0.54	37.51	$10,930
1.83	0.70	1.84	3.13	46.29	$ 8,127
2.28	0.70	1.65	4.00	79.59	$8,012

4.56	0.30	0.52	4.98	29.46	$235,011
1.75	0.30	0.60	(0.77)	39.29	$145,743
1.40	0.30	0.76	0.74	37.51	$ 42,587
2.02	0.50	1.06	3.33	46.29	$28,249
2.47	0.50	0.94	4.21	79.59	$24,858

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Limited Term U.S. Government Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
Class A Shares(b)
2023	$11.64	0.22	(0.13)	0.09	(0.25)	—	—	(0.25)	$11.48
2022	$13.06	0.13	(1.36)	(1.23)	(0.19)	—	—	(0.19)	$11.64
2021	$13.38	0.08	(0.24)	(0.16)	(0.16)	—	—	(0.16)	$13.06
2020	$13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$13.38
2019	$12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$13.10
Class C Shares
2023	$11.71	0.19	(0.14)	0.05	(0.22)	—	—	(0.22)	$11.54
2022	$13.13	0.09	(1.36)	(1.27)	(0.15)	—	—	(0.15)	$11.71
2021	$13.46	0.03	(0.25)	(0.22)	(0.11)	—	—	(0.11)	$13.13
2020	$13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$13.46
2019	$12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$13.17
Class C2 Shares
2023	$11.71	0.20	(0.14)	0.06	(0.22)	—	—	(0.22)	$11.55
2022	$13.14	0.08	(1.36)	(1.28)	(0.15)	—	—	(0.15)	$11.71
2021(c)	$13.46	0.04	(0.25)	(0.21)	(0.11)	—	—	(0.11)	$13.14
Class I Shares
2023	$11.64	0.26	(0.14)	0.12	(0.29)	—	—	(0.29)	$11.47
2022	$13.06	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$11.64
2021	$13.38	0.11	(0.24)	(0.13)	(0.19)	—	—	(0.19)	$13.06
2020	$13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$13.38
2019	$12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$13.10

(a)Not annualized for periods less than one year.

(b)Sales loads are not reflected in computing total return.

(c)Effective date of this class of shares was October 1, 2020.

+Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Limited Term U.S. Government Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

1.89	0.95	0.95	0.74	38.65	$43,326
1.01	0.92	0.92	(9.51)	28.92	$57,028
0.60	0.87	0.87	(1.22)	9.50	$92,786
1.10	0.89	0.89	3.70	11.66	$86,955
1.48	0.90	0.90	5.06	29.37	$66,140

1.57	1.24	1.56	0.37	38.65	$3,311
0.68	1.24	1.39	(9.74)	28.92	$5,821
0.21	1.24	1.24	(1.65)	9.50	$10,084
0.82	1.16	1.16	3.48	11.66	$17,994
1.13	1.24	1.24	4.60	29.37	$15,618

1.69	1.24	2.63	0.37	38.65	$576
0.62	1.24	2.28	(9.81)	28.92	$230
0.28	1.24	3.37	(1.58)	9.50	$680

2.18	0.65	0.65	0.96	38.65	$119,323
1.31	0.62	0.62	(9.24)	28.92	$155,928
0.85	0.61	0.61	(0.96)	9.50	$219,833
1.36	0.60	0.60	4.00	11.66	$243,793
1.76	0.62	0.62	5.35	29.37	$145,273

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Limited Term Income Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS A SHARES(b)
2023	$12.38	0.36	0.02	0.38	(0.37)	—	—	(0.37)	$12.39
2022	$13.83	0.21	(1.43)	(1.22)	(0.23)	—	—	(0.23)	$12.38
2021	$14.14	0.16	(0.11)	0.05	(0.19)	(0.17)	—	(0.36)	$13.83
2020	$13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$14.14
2019	$13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$13.61
CLASS C SHARES
2023	$12.36	0.33	0.02	0.35	(0.34)	—	—	(0.34)	$12.37
2022	$13.81	0.18	(1.43)	(1.25)	(0.20)	—	—	(0.20)	$12.36
2021	$14.12	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$13.81
2020	$13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$14.12
2019	$13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$13.59
CLASS C2 SHARES
2023	$12.36	0.30	0.02	0.32	(0.31)	—	—	(0.31)	$12.37
2022	$13.81	0.15	(1.43)	(1.28)	(0.17)	—	—	(0.17)	$12.36
2021(c)	$14.12	0.09	(0.11)	(0.02)	(0.12)	(0.17)	—	(0.29)	$13.81
CLASS I SHARES
2023	$12.38	0.40	0.02	0.42	(0.41)	—	—	(0.41)	$12.39
2022	$13.84	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$12.38
2021	$14.15	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$13.84
2020	$13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$14.15
2019	$13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$13.62

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) Effective date of this class of shares was October 1, 2020.

(d) The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is (8.70)%.

(e) The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 0.61%.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Limited Term Income Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

2.90	0.78	0.78	3.06	37.65	$ 533,551
1.58	0.77	0.77	(8.89)	46.77	$ 598,675
1.17	0.77	0.77	0.33	33.37	$ 818,846
1.94	0.77	0.77	6.78	53.84	$ 768,798
2.44	0.81	0.81	6.03	43.22	$ 645,383

2.64	1.01	1.01	2.83	37.65	$ 140,716
1.33	0.99	0.99	(9.11)	46.77	$ 221,057
0.94	0.99	0.99	0.11	33.37	$ 360,840
1.72	1.00	1.00	6.55	53.84	$ 412,659
2.24	1.02	1.02	5.82	43.22	$ 356,205

2.43	1.24	1.44	2.59	37.65	$ 6,733
1.10	1.24	1.30	(9.33)	46.77	$ 9,615
0.65	1.24	1.32	(0.17)	33.37	$ 12,902

3.18	0.49	0.54	3.36	37.65	$5,769,043
1.86	0.49	0.51	(8.63)(d)	46.77	$6,890,513
1.44	0.49	0.50	0.53(e)	33.37	$8,840,331
2.21	0.49	0.51	7.08	53.84	$6,999,911
2.75	0.50	0.53	6.44	43.22	$4,455,457

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Strategic Income Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS A SHARES(c)
2023	$10.99	0.45	0.03	0.48	(0.45)	—	—	(0.45)	$11.02
2022	$12.41	0.36	(1.38)	(1.02)	(0.37)	(0.03)	—	(0.40)	$10.99
2021	$12.24	0.43	0.21	0.64	(0.47)	—	—	(0.47)	$12.41
2020	$11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$12.24
2019	$11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$11.92
CLASS C SHARES
2023	$10.97	0.37	0.03	0.40	(0.37)	—	—	(0.37)	$11.00
2022	$12.39	0.27	(1.38)	(1.11)	(0.28)	(0.03)	—	(0.31)	$10.97
2021	$12.22	0.33	0.21	0.54	(0.37)	—	—	(0.37)	$12.39
2020	$11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$12.22
2019	$11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$11.90
CLASS I SHARES
2023	$10.96	0.49	0.04	0.53	(0.49)	—	—	(0.49)	$11.00
2022	$12.38	0.40	(1.38)	(0.98)	(0.41)	(0.03)	—	(0.44)	$10.96
2021	$12.20	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$12.38
2020	$11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$12.20
2019	$11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$11.89

(a) Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 3.48%; Class C, 2.71%; Class I, 3.81%; Class R3, 3.19%; Class R4, 3.21%; Class R5, 3.84%; Class R6, 3.89%.

(b) Not annualized for periods less than one year.

(c) Sales loads are not reflected in computing total return.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Strategic Income Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of Period (Thousands)

4.00	1.02	1.07	4.39	22.34	$ 271,826
3.03	0.99	1.06	(8.37)	27.19	$ 321,614
3.48	0.95	1.05	5.30	28.55	$ 376,252
3.35	0.96	1.13	6.07	58.91	$ 249,520
3.55	0.99	1.16	5.92	31.55	$ 215,441

3.31	1.72	1.77	3.69	22.34	$ 93,062
2.29	1.72	1.79	(9.08)	27.19	$ 80,326
2.71	1.73	1.83	4.49	28.55	$ 100,385
2.57	1.70	1.88	5.30	58.91	$ 103,302
2.80	1.75	1.92	5.15	31.55	$ 118,982

4.44	0.60	0.77	4.90	22.34	$6,427,625
3.45	0.60	0.77	(8.07)	27.19	$4,180,742
3.81	0.60	0.81	5.74	28.55	$3,255,002
3.73	0.60	0.88	6.39	58.91	$1,758,843
3.89	0.63	0.91	6.35	31.55	$1,141,046

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Short Duration Municipal Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$11.77	0.27	—	0.27	(0.28)	—	—	(0.28)	$11.76
2022	$12.33	0.09	(0.57)	(0.48)	(0.08)	—	—	(0.08)	$11.77
2021	$12.37	0.03	(0.04)	(0.01)	(0.03)	—	—	(0.03)	$12.33
2020	$12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$12.37
2019	$12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$12.36
CLASS I SHARES
2023	$11.76	0.30	(0.01)	0.29	(0.30)	—	—	(0.30)	$11.75
2022	$12.33	0.11	(0.57)	(0.46)	(0.11)	—	—	(0.11)	$11.76
2021	$12.36	0.06	(0.03)	0.03	(0.06)	—	—	(0.06)	$12.33
2020	$12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$12.36
2019	$12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$12.36

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Short Duration Municipal Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

2.29	0.70	1.06	2.29	56.32	$13,585
0.71	0.70	1.10	(3.88)	89.01	$20,045
0.27	0.70	0.98	(0.05)	34.71	$16,332
1.04	0.70	1.03	1.14	38.44	$24,581
1.26	0.70	0.99	2.02	33.60	$16,899

2.52	0.50	0.60	2.50	56.32	$ 130,723
0.88	0.50	0.58	(3.77)	89.01	$148,929
0.46	0.50	0.65	0.23	34.71	$179,245
1.28	0.50	0.65	1.26	38.44	$132,539
1.47	0.50	0.64	2.22	33.60	$224,343

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Limited Term Municipal Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$13.26	0.32	(0.06)	0.26	(0.33)	—	—	(0.33)	$13.19
2022	$14.51	0.21	(1.25)	(1.04)	(0.21)	—	—	(0.21)	$13.26
2021	$14.64	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)	$14.51
2020	$14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$14.64
2019	$14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$14.46
CLASS C SHARES
2023	$13.28	0.29	(0.07)	0.22	(0.29)	—	—	(0.29)	$13.21
2022	$14.53	0.17	(1.24)	(1.07)	(0.18)	—	—	(0.18)	$13.28
2021	$14.66	0.15	(0.13)	0.02	(0.15)	—	—	(0.15)	$14.53
2020	$14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$14.66
2019	$14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$14.48
CLASS C2 SHARES
2023	$13.28	0.26	(0.07)	0.19	(0.26)	—	—	(0.26)	$13.21
2022	$14.54	0.14	(1.26)	(1.12)	(0.14)	—	—	(0.14)	$13.28
2021(c)	$14.66	0.10	(0.12)	(0.02)	(0.10)	—	—	(0.10)	$14.54
CLASS I SHARES
2023	$13.26	0.35	(0.06)	0.29	(0.36)	—	—	(0.36)	$13.19
2022	$14.51	0.24	(1.25)	(1.01)	(0.24)	—	—	(0.24)	$13.26
2021	$14.64	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$14.51
2020	$14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$14.64
2019	$14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$14.46

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) Effective date of this class of shares was October 1, 2020.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Limited Term Municipal Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

2.40	0.74	0.74	1.91	37.26	$ 611,338
1.51	0.71	0.71	(7.20)	37.69	$ 755,222
1.28	0.69	0.69	0.39	22.29	$ 978,221
1.63	0.69	0.69	2.91	20.62	$ 942,857
1.80	0.69	0.69	4.41	21.22	$ 915,684

2.15	0.98	0.98	1.66	37.26	$ 59,652
1.23	0.97	0.97	(7.43)	37.69	$ 91,018
1.00	0.97	0.97	0.11	22.29	$ 146,806
1.39	0.94	0.94	2.65	20.62	$ 231,226
1.56	0.94	0.94	4.16	21.22	$ 325,144

1.89	1.24	1.67	1.39	37.26	$ 3,516
0.99	1.24	1.48	(7.74)	37.69	$ 4,695
0.69	1.24	1.72	(0.11)	22.29	$ 5,477

2.62	0.51	0.51	2.14	37.26	$2,303,573
1.72	0.48	0.48	(6.99)	37.69	$3,162,018
1.50	0.46	0.46	0.61	22.29	$4,502,575
1.87	0.46	0.46	3.15	20.62	$4,566,389
2.04	0.45	0.45	4.67	21.22	$4,893,865

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Intermediate Municipal Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$12.82	0.40	(0.10)	0.30	(0.40)	—	—	(0.40)	$12.72
2022	$14.35	0.32	(1.52)	(1.20)	(0.33)	—	—	(0.33)	$12.82
2021	$14.37	0.33	(0.02)	0.31	(0.33)	—	—	(0.33)	$14.35
2020	$14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$14.37
2019	$13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$14.33
CLASS C SHARES
2023	$12.83	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	$12.73
2022	$14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$12.83
2021	$14.39	0.27	(0.01)	0.26	(0.28)	—	—	(0.28)	$14.37
2020	$14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$14.39
2019	$13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$14.35
CLASS C2 SHARES
2023	$12.83	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	$12.73
2022	$14.37	0.27	(1.54)	(1.27)	(0.27)	—	—	(0.27)	$12.83
2021 (c)	$14.39	0.27	(0.02)	0.25	(0.27)	—	—	(0.27)	$14.37
CLASS I SHARES
2023	$12.80	0.43	(0.10)	0.33	(0.43)	—	—	(0.43)	$12.70
2022	$14.34	0.36	(1.54)	(1.18)	(0.36)	—	—	(0.36)	$12.80
2021	$14.35	0.36	(0.01)	0.35	(0.36)	—	—	(0.36)	$14.34
2020	$14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$14.35
2019	$13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$14.31

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) Effective date of this class of shares was October 1, 2020.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

3.06	0.77	0.92	2.31	39.98	$ 262,957
2.37	0.77	0.91	(8.50)	19.48	$ 272,111
2.26	0.77	0.91	2.16	10.20	$ 328,170
2.45	0.81	0.90	2.76	17.84	$ 326,770
2.44	0.89	0.89	6.39	15.88	$ 313,967

2.68	1.14	1.36	1.93	39.98	$ 16,306
1.98	1.14	1.33	(8.89)	19.48	$ 22,032
1.89	1.14	1.30	1.78	10.20	$ 34,344
2.08	1.18	1.28	2.38	17.84	$ 52,996
2.08	1.24	1.26	6.02	15.88	$ 76,994

2.70	1.14	2.48	1.93	39.98	$ 1,501
2.00	1.14	2.07	(8.89)	19.48	$ 1,521
1.85	1.14	2.62	1.76	10.20	$ 1,860

3.30	0.53	0.67	2.55	39.98	$ 583,709
2.60	0.53	0.67	(8.36)	19.48	$ 555,898
2.50	0.53	0.67	2.47	10.20	$ 666,356
2.69	0.56	0.65	3.01	17.84	$ 668,185
2.67	0.65	0.65	6.66	15.88	$ 730,144

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg Strategic Municipal Income Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$13.48	0.44	(0.09)	0.35	(0.44)	—	—	(0.44)	$13.39
2022	$15.43	0.31	(1.95)	(1.64)	(0.31)	—	—	(0.31)	$13.48
2021	$15.33	0.30	0.10	0.40	(0.30)	—	—	(0.30)	$15.43
2020	$15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$15.33
2019	$14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$15.32
CLASS C SHARES
2023	$13.49	0.37	(0.09)	0.28	(0.37)	—	—	(0.37)	$13.40
2022	$15.45	0.24	(1.96)	(1.72)	(0.24)	—	—	(0.24)	$13.49
2021	$15.34	0.23	0.11	0.34	(0.23)	—	—	(0.23)	$15.45
2020	$15.34	0.30	—(c)	0.30	(0.30)	—	—	(0.30)	$15.34
2019	$14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$15.34
CLASS I SHARES
2023	$13.49	0.47	(0.09)	0.38	(0.47)	—	—	(0.47)	$13.40
2022	$15.45	0.34	(1.96)	(1.62)	(0.34)	—	—	(0.34)	$13.49
2021	$15.34	0.34	0.11	0.45	(0.34)	—	—	(0.34)	$15.45
2020	$15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$15.34
2019	$14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$15.33

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) Net realized and unrealized gain (loss) on investments was less than $0.01 per share.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Strategic Municipal Income Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

3.15	0.81	1.27	2.51	48.80	$ 60,908
2.12	0.81	1.27	(10.73)	46.24	$ 55,859
1.96	0.81	1.26	2.65	10.43	$ 65,220
2.47	0.87	1.26	2.56	32.45	$ 61,537
2.59	1.00	1.26	6.08	20.04	$ 56,124

2.65	1.28	1.92	2.03	48.80	$ 4,998
1.64	1.28	1.77	(11.20)	46.24	$ 8,278
1.50	1.28	1.71	2.24	10.43	$ 11,753
2.00	1.35	1.65	2.02	32.45	$ 15,591
2.13	1.47	1.65	5.58	20.04	$ 20,085

3.37	0.59	1.01	2.74	48.80	$227,585
2.33	0.59	0.99	(10.59)	46.24	$236,725
2.17	0.59	0.97	2.94	10.43	$298,871
2.68	0.65	0.99	2.79	32.45	$225,486
2.81	0.78	0.98	6.24	20.04	$219,535

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg California Limited Term Municipal Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$12.61	0.29	(0.05)	0.24	(0.29)	—	—	(0.29)	$12.56
2022	$13.66	0.17	(1.04)	(0.87)	(0.18)	—	—	(0.18)	$12.61
2021	$13.80	0.15	(0.14)	0.01	(0.15)	—	—	(0.15)	$13.66
2020	$13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$13.80
2019	$13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$13.72
CLASS C SHARES
2023	$12.62	0.25	(0.04)	0.21	(0.25)	—	—	(0.25)	$12.58
2022	$13.67	0.13	(1.04)	(0.91)	(0.14)	—	—	(0.14)	$12.62
2021	$13.81	0.11	(0.14)	(0.03)	(0.11)	—	—	(0.11)	$13.67
2020	$13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$13.81
2019	$13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$13.73
CLASS C2 SHARES
2023	$12.61	0.26	(0.05)	0.21	(0.25)	—	—	(0.25)	$12.57
2022	$13.67	0.14	(1.06)	(0.92)	(0.14)	—	—	(0.14)	$12.61
2021(d)	$13.81	0.11	(0.13)	(0.02)	(0.12)	—	—	(0.12)	$13.67
CLASS I SHARES
2023	$12.62	0.32	(0.04)	0.28	(0.32)	—	—	(0.32)	$12.58
2022	$13.67	0.21	(1.05)	(0.84)	(0.21)	—	—	(0.21)	$12.62
2021	$13.82	0.19	(0.15)	0.04	(0.19)	—	—	(0.19)	$13.67
2020	$13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$13.82
2019	$13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$13.73

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(d) Effective date of this class of shares was October 1, 2020.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg California Limited Term Municipal Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

2.26	0.74	0.96	1.89	45.63	$ 67,312
1.32	0.74	0.95	(6.44)	41.92	$ 79,046
1.11	0.74	0.92	0.10	16.22	$ 101,949
1.33	0.80	0.92	1.93	25.88	$ 109,102
1.58	0.93	0.93	3.63	17.86	$ 113,635

1.95	1.02	1.42	1.69	45.63	$ 2,897
1.02	1.02	1.31	(6.70)	41.92	$ 5,976
0.82	1.02	1.27	(0.19)	16.22	$ 9,623
1.06	1.09	1.20	1.64	25.88	$ 17,573
1.31	1.21	1.21	3.34	17.86	$ 28,083

2.00	1.02	8.02 (c)	1.69	45.63	$ 141
1.05	1.02	4.46 (c)	(6.78)	41.92	$ 129
0.84	1.02	6.50 (c)	(0.18)	16.22	$ 149

2.50	0.49	0.71	2.23	45.63	$ 204,982
1.56	0.49	0.71	(6.20)	41.92	$ 276,717
1.35	0.49	0.70	0.27	16.22	$ 366,861
1.56	0.54	0.69	2.25	25.88	$ 449,964
1.84	0.67	0.68	3.90	17.86	$ 350,962

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg New Mexico Intermediate Municipal Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$12.08	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$12.01
2022	$13.40	0.19	(1.32)	(1.13)	(0.19)	—	—	(0.19)	$12.08
2021	$13.48	0.20	(0.09)	0.11	(0.19)	—	—	(0.19)	$13.40
2020	$13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$13.48
2019	$13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$13.35
CLASS D SHARES
2023	$12.08	0.20	(0.05)	0.15	(0.21)	—	—	(0.21)	$12.02
2022	$13.41	0.16	(1.33)	(1.17)	(0.16)	—	—	(0.16)	$12.08
2021	$13.49	0.16	(0.08)	0.08	(0.16)	—	—	(0.16)	$13.41
2020	$13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$13.49
2019	$13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$13.36
CLASS I SHARES
2023	$12.07	0.27	(0.05)	0.22	(0.28)	—	—	(0.28)	$12.01
2022	$13.40	0.23	(1.33)	(1.10)	(0.23)	—	—	(0.23)	$12.07
2021	$13.47	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$13.40
2020	$13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$13.47
2019	$13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$13.34

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg New Mexico Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

1.91	0.99	1.02	1.35	48.90	$ 46,699
1.50	0.99	1.01	(8.49)	8.83	$ 53,476
1.46	0.98	0.98	0.85	7.43	$ 70,051
1.83	0.98	0.98	2.84	22.92	$ 80,463
2.37	0.97	0.97	5.15	17.26	$ 84,782

1.65	1.24	1.34	1.18	48.90	$ 8,891
1.25	1.24	1.29	(8.78)	8.83	$ 10,388
1.20	1.24	1.29	0.59	7.43	$ 12,917
1.57	1.24	1.26	2.58	22.92	$ 14,475
2.10	1.24	1.25	4.87	17.26	$ 15,888

2.23	0.67	0.74	1.76	48.90	$ 52,436
1.82	0.67	0.73	(8.27)	8.83	$ 57,584
1.77	0.67	0.71	1.24	7.43	$ 66,312
2.13	0.67	0.71	3.16	22.92	$ 65,715
2.66	0.67	0.69	5.39	17.26	$ 62,162

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Thornburg New York Intermediate Municipal Fund

PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS A SHARES(b)
2023	$11.68	0.28	(0.08)	0.20	(0.28)	—	—	(0.28)	$11.60
2022	$12.88	0.25	(1.20)	(0.95)	(0.25)	—	—	(0.25)	$11.68
2021	$12.96	0.23	(0.07)	0.16	(0.24)	—	—	(0.24)	$12.88
2020	$12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$12.96
2019	$12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$12.95
CLASS I SHARES
2023	$11.68	0.31	(0.06)	0.25	(0.32)	—	—	(0.32)	$11.61
2022	$12.88	0.28	(1.19)	(0.91)	(0.29)	—	—	(0.29)	$11.68
2021	$12.96	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	$12.88
2020	$12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$12.96
2019	$12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$12.95

(a) Not annualized for periods less than one year.

(b) Sales loads are not reflected in computing total return.

(c) The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 1.66%.

+ Based on weighted average shares outstanding.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg New York Intermediate Municipal Fund

RATIOS TO AVERAGE NET ASSETS			Supplemental Data
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

2.33	0.99	1.33	1.75(c)	42.70	$13,096
1.98	0.99	1.22	(7.48)	6.02	$15,193
1.77	0.99	1.14	1.20	11.29	$23,885
2.01	0.99	1.14	2.10	18.61	$27,120
2.38	0.99	1.12	5.16	17.75	$26,416

2.64	0.67	1.11	2.07	42.70	$12,113
2.30	0.67	0.98	(7.18)	6.02	$14,642
2.09	0.67	0.93	1.52	11.29	$20,454
2.33	0.67	0.91	2.43	18.61	$21,197
2.69	0.67	0.88	5.50	17.75	$24,550

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Appendix A

Appendix A

Sales Charge Waivers Offered by Financial Intermediaries

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

The following discloses the policies and procedures of certain specific intermediaries regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers. If you hold your Fund shares through any of the intermediaries named below, you should refer to the policies and procedures referenced below for that intermediary rather than the policies and procedures about sales load waivers that are described elsewhere in the Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or SAI.

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the same Fund family).

•Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

•Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•Shares purchased from the proceeds of redemptions within the same Fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Appendix A

Merrill Lynch

Shareholders purchasing Fund shares through a Merrill Lynch (“Merrill”) platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or in the Funds’ SAI.

Effective on or about April 1, 2024, Merrill will change the share classes that are eligible for rights of accumulation for purchases of fund shares in Merrill accounts.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a sales load waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

This Appendix A provides additional information on Merrill’s policies related to certain waivers and discounts. You are encouraged to speak with your financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-End Sales Load Waivers

•Level-load to front-end load share class exchanges: Merrill will automatically exchange level-load shares held in Merrill accounts to front-end load shares of the same mutual fund in the month following the 5-year anniversary of the date the level load shares were purchased or the date the level-load shares were transferred into a Merrill account. If a Fund’s prospectus permits level-load to front-end load exchanges sooner than 5 years, the earlier prospectus exchange privilege will automatically apply. Merrill will automatically exchange level-load shares held in Merrill accounts to front-end load shares of the same mutual fund in accordance with the timing disclosed in a fund’s prospectus.

•Eligible employees of Merrill or its affiliates: Eligibility will vary depending on your job role at, or your relationship to an eligible employee of, Bank of America N.A. Prior to executing a transaction in mutual fund shares, contact your financial advisor to confirm your eligibility.

•Merrill Household: Whether an account is included in your Merrill “household” depends on the account relationship (e.g., two of the following attributes: same last name, address, and tax identification number), family relationship, and/or the type of account. In addition, accounts held in Bank of America channels outside of Merrill are not eligible to be included in in your Merrill Household. Please contact your financial advisor to inquire whether an account is included in your Merrill Household prior to your purchase.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load shares

•Limits on systematic withdrawals: Systematic withdrawals cannot exceed 10% of the current net asset value of an account’s holding in a particular mutual fund on an annualized basis.

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoint discounts, as described in a fund’s prospectus, where the sales charge is at or below the maximum sales charge (currently 3.5%) that Merrill permits to be assessed to a front-end load purchase: Based on your investment needs, if the sales load assessed to your purchase amount would exceed the maximum sales charge of 3.5%, you can instead choose to invest the same dollar amount in level-load shares or purchase an amount of front-end load shares that would bring the sales charge to 3.5% or lower.

•Eligible share classes for rights of accumulation (ROA): Your aggregated mutual fund holdings in a fund family’s eligible share classes, as listed in the fund’s prospectus, held in your Merrill Household’s accounts, will be combined with your purchase to determine if your purchase qualifies for a breakpoint discount. Holdings in products other than mutual funds and any mutual funds that are not eligible for ROA, as disclosed in the fund’s prospectus, will not count towards ROA. In addition, mutual fund family assets not held at Merrill may be included in the ROA calculation only if clients notify their financial advisors about such assets.

•Letters of Intent (LOI): Whether your purchase is eligible for a breakpoint discount will depend on a variety of conditions such as whether: (1) the fund family permits LOIs or allows a particular mutual fund or share class to be counted towards your LOI commitment; (2) your purchase is in an account in your Merrill Household and (3) you fulfill your LOI Commitment within a 13-month period. Please contact your financial advisor to discuss eligibility and to obtain Merrill’s LOI form, which contains more detailed information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Appendix A

Morgan Stanley Wealth Management

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•Shares purchased through a Morgan Stanley self-directed brokerage account

•Class C (i.e., level-load) and Class C2 shares, as applicable, that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James & Associates, Inc., Raymond James Financial Services & each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•Shares purchased in an investment advisory program.

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•Return of excess contributions from an IRA Account.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Appendix A

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott LLC

Shareholders purchasing fund shares through a Janney Montgomery Scott LLC (“Janney”) account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge waivers on Class A shares available at Janney

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

Sales charge waivers on Class A and C shares available at Janney

•Shares sold upon the death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•Shares purchased in connection with a return of excess contributions from an IRA account.

•Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•Shares acquired through a right of reinstatement.

Front-end load discounts available at Janney: breakpoints, and/or rights of accumulation

•Breakpoints as described in the fund’s Prospectus.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Appendix A

•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”)

The following information has been provided by Edward Jones:

Policies Regarding Transactions Through Edward Jones

Effective on or after February 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Thornburg Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

•Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation (“ROA”)

•The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Thornburg Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

•Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Appendix A

Sales Charge Waivers

Sales charges are waived for the following shareholders and in the following situations:

•Associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•Shares purchased in an Edward Jones fee-based program.

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: the proceeds are from the sale of shares within 60 days of the purchase, the sale and purchase are made from a share class that charges a front load and one of the following:

°The redemption and repurchase occur in the same account.

°The redemption proceeds are used to process an: IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA.

•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

•Purchases of Class 529-A shares through a rollover from either another education savings plan or a security used for qualified distributions.

•Purchases of Class 529-A shares made for recontribution of refunded amounts.

Contingent Deferred Sales Charge (“CDSC”) Waivers

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•The death or disability of the shareholder.

•Systematic withdrawals with up to 10% per year of the account value.

•Return of excess contributions from an Individual Retirement Account (IRA).

•Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•Shares exchanged in an Edward Jones fee-based program.

•Shares acquired through NAV reinstatement.

•Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

•Initial purchase minimum: $250

•Subsequent purchase minimum: none

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Appendix A

Minimum Balances

•Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

°A fee-based account held on an Edward Jones platform

°A 529 account held on an Edward Jones platform

°An account with an active systematic investment plan or LOI

Exchanging Share Classes

•At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund.

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•Shares purchased by or through a 529 Plan

•Shares purchased through an OPCO affiliated investment advisory program

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the fund family)

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

•Employees and registered representatives of OPCO or its affiliates and their family members

•Trustees of Thornburg Investment Trust, and employees of the Fund’s investment advisor or any of its affiliates, as described in this prospectus

CDSC Waivers on A and C Shares available at OPCO

•Death or disability of the shareholder

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•Return of excess contributions from an IRA Account

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations

•Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

•Shares acquired through a right of reinstatement

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Appendix A

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•Breakpoints as described in this prospectus.

•Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

D.A. Davidson &. Co. (“D.A. Davidson”)

Shareholders purchasing Fund shares including existing Fund shareholders through a D.A. Davidson &. Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Funds’ SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

•Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

•Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

•A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Classes A and C shares available at D.A. Davidson

•Death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in this prospectus.

•Return of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

•Breakpoints as described in this prospectus.

•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Inc. (“Baird”)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

Appendix A

Front-End Sales Charge Waivers on Class A shares Available at Baird

•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund.

•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

•Shares purchase from the proceeds of redemptions from another Thornburg Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

•A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C shares Available at Baird

•Shares sold due to death or disability of the shareholder.

•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.

•Shares bought due to returns of excess contributions from an IRA Account.

•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.

•Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

•Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

•Breakpoints as described in this prospectus

•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

All other sales charge waivers and reductions described elsewhere in the Funds’ prospectus or SAI still apply.

This page intentionally left blank.

This page intentionally left blank.

Additional Information

Reports to Shareholders

Shareholders will receive annual reports of the Funds containing financial statements audited by the Funds’ independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor

Thornburg Investment Management®, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Distributor

Thornburg Securities LLC
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Custodian

State Street Bank & Trust Co.
2 Avenue De Lafayette
Boston, Massachusetts 02111

Transfer Agent

SS&C GIDS, Inc.
Post Office Box 219017
Kansas City, Missouri 64121-9017

General Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by April, Dolan & Koehler P.C., 460 St. Michael’s Drive, Suite 603, Santa Fe, New Mexico 87505.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to Shareholders. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund’s performance during its last fiscal year or fiscal period. The Funds’ Statement of Additional Information (SAI) also includes additional information about each Fund. The Funds’ SAI and the Funds’ Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities LLC at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds’ current Statement of Additional Information and Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg Website at Thornburg.com. The Funds’ current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation inconsistent with what is contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities LLC. This Prospectus constitutes an offer to sell securities of the Funds only in those states where the Funds’ shares have been registered or otherwise qualified for sale. The Funds will not accept applications from persons residing in states where the Funds’ shares are not registered or qualified for sale.

Thornburg Securities LLC, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

(800) 847-0200

Thornburg.com

Each Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.TH306

RETIREMENT PLAN SHARES

Thornburg Global Opportunities Fund

(“Global Opportunities Fund”)

Class R3: THORX

Class R4: THOVX

Class R5: THOFX

Class R6: THOGX

Thornburg International Equity Fund

(“International Equity Fund”)

Class R3: TGVRX

Class R4: THVRX

Class R5: TIVRX

Class R6: TGIRX

Thornburg International Growth Fund

(“International Growth Fund”)

Class R3: TIGVX

Class R4: TINVX

Class R5: TINFX

Class R6: THGIX

Thornburg Developing World Fund

(“Developing World Fund”)

Class R5: THDRX

Class R6: TDWRX

Thornburg Small/Mid Cap Core Fund

(“Small/Mid Cap Core Fund”)

Class R3: TVRFX

Class R4: TVIRX

Class R5: TVRRX

Thornburg Small/Mid Cap Growth Fund

(“Small/Mid Cap Growth Fund”)

Class R3: THCRX

Class R4: TCGRX

Class R5: THGRX

Thornburg Investment Income
Builder Fund

(“Investment Income Builder Fund”)

Class R3: TIBRX

Class R4: TIBGX

Class R5: TIBMX

Class R6: TIBOX

Thornburg Limited Term
U.S. Government Fund

(“Limited Term U.S. Government Fund”)

Class R3: LTURX

Class R4: LTUGX

Class R5: LTGRX

Thornburg Limited Term Income Fund

(“Limited Term Income Fund”)

Class R3: THIRX

Class R4: THRIX

Class R5: THRRX

Class R6: THRLX

Thornburg Core Plus Bond Fund

(“Core Plus Bond Fund”)

Class R3: THCHX

Class R4: THCEX

Class R5: THCFX

Class R6: THCSX

Thornburg Strategic Income Fund

(“Strategic Income Fund”)

Class R3: TSIRX

Class R4: TSRIX

Class R5: TSRRX

Class R6: TSRSX

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Thornburg investment trust

Funds Prospectus

FEBRUARY 1, 2024

i

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg investment trust

Table of Contents

1

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Global Opportunities Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	1.08%	1.00%	0.35%	0.17%
Total Annual Fund Operating Expenses	2.43%	2.10%	1.20%	1.02%
Fee Waiver/Expense Reimbursement(1)	(0.93)%	(0.70)%	(0.21)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.40%	0.99%	0.85%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5, and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.50%, 1.40%, 0.99%, and 0.85%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

2

Fund Summary Global Opportunities Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$153	$669	$1,212	$2,696
Class R4 Shares	$143	$590	$1,065	$2,376
Class R5 Shares	$101	$360	$639	$1,436
Class R6 Shares	$87	$308	$547	$1,232

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17.07% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goal by investing primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts. The Fund may invest in any stock or other equity security which its investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), believes may assist the Fund in pursuing its goal, including smaller companies with market capitalizations of less than $500 million.

The Fund portfolio includes investments in both domestic securities and securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Relative proportions of each will vary from time to time, depending upon Thornburg’s view of specific investment opportunities and macro-economic factors. Under normal market conditions, the Fund invests a significant portion of its assets in issuers domiciled in or economically tied to countries outside the United States.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

3

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Global Opportunities Fund

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

4

Fund Summary Global Opportunities Fund

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Global Opportunities Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares of the Fund vary in each full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to the MSCI All Country World Net Total Return USD Index, which represents a broad measure of both domestic and foreign equity market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	21.70%	6/30/2020
Lowest Quarterly Results	-24.86%	3/31/2020

5

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Global Opportunities Fund

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	15.69%	13.07%	8.15%
Return After Taxes on Distributions	13.78%	11.26%	7.15%
Return After Taxes on Distributions and Sale of Fund Shares	9.79%	10.08%	6.38%
MSCI All Country World Index (reflects no deduction for fees, expenses, or U.S. taxes)	22.20%	11.72%	7.93%

Class R4 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	15.78%	13.18%	8.25%
MSCI All Country World Index (reflects no deduction for fees, expenses, or U.S. taxes)	22.20%	11.72%	7.93%

Class R5 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	16.25%	13.63%	8.69%
MSCI All Country World Index (reflects no deduction for fees, expenses, or U.S. taxes)	22.20%	11.72%	7.93%

Class R6 Shares	1 YEAR	5 Years	Since Inception (4-10-17)
Return Before Taxes	16.40%	13.79%	8.36%
MSCI All Country World Index (reflects no deduction for fees, expenses, or U.S. taxes)	22.20%	11.72%	9.43%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment strategist of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2006.

Miguel Oleaga, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

6

Fund Summary Global Opportunities Fund

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

International Equity Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.78%	0.78%	0.78%	0.78%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	0.43%	0.45%	0.45%	0.16%
Total Annual Fund Operating Expenses	1.71%	1.48%	1.23%	0.94%
Fee Waiver/Expense Reimbursement(1)	(0.35)%	(0.32)%	(0.33)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.36%	1.16%	0.90%	0.70%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5, and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.36%, 1.16%, 0.90%, and 0.70%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

8

Fund Summary International Equity Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$138	$505	$895	$1,990
Class R4 Shares	$118	$437	$778	$1,741
Class R5 Shares	$92	$358	$644	$1,459
Class R6 Shares	$72	$276	$497	$1,133

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43.13% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of non-U.S. companies and depositary receipts associated with such stocks. The Fund may invest in developing countries. Under normal conditions, the Fund will invest at least 80% of its net assets in common stocks or depositary receipts. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), intends to invest on an opportunistic basis where the Fund’s portfolio managers believe intrinsic value is not recognized by the marketplace. The Fund seeks to identify value in a broad or different context by investing in a diversified portfolio of stocks the Fund categorizes as basic values, consistent earners, and emerging franchises, when the portfolio managers believe these issues are value priced. The relative proportions of securities invested in each of those categories will vary over time. The Fund seeks to invest in promising companies, and may invest in stocks that reflect unfavorable market perceptions of the company or industry fundamentals. The Fund may invest in companies of any size, but invests primarily in the large and middle capitalization range of publicly traded companies.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

Thornburg typically categorizes the Fund’s equity investments in one of the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

9

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Equity Fund

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its net assets in common stocks or depositary receipts may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

10

Fund Summary International Equity Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Investments in China – A significant portion of the Fund’s assets may be invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners. A lack of transparency respecting Chinese companies may also reduce the Fund’s ability to conduct diligence respecting those companies’ accounting and governance standards, which may in turn reduce the Fund’s ability to detect fraudulent practices that may adversely affect the companies’ stock prices.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in International Equity Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to the MSCI All Country World ex USA Net Total Return USD Index (primary index) and the MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (secondary index), each of which is a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

11

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Equity Fund

Annual Total Returns – Class R3 Shares

80%
60%
40%
20%
0%
-20%
-40%
-60%
-6.06%
6.07%
-2.88%
24.78%
-20.22%
28.39%
22.12%
7.10%
-17.13%
15.45%
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

80%
60%
40%
20%
0%
-20%
-40%
-60%

	Total Returns	Quarter ended
Highest Quarterly Results	18.53%	12/31/2022
Lowest Quarterly Results	-19.56%	3/31/2020

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	15.45%	9.95%	4.47%
Return After Taxes on Distributions	14.60%	8.25%	2.47%
Return After Taxes on Distributions and Sale of Fund Shares	9.22%	7.44%	2.95%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	3.83%
MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	18.24%	8.16%	4.28%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	15.70%	10.18%	4.68%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	3.83%
MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	18.24%	8.16%	4.28%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	15.99%	10.46%	4.95%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	3.83%
MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	18.24%	8.16%	4.28%

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

12

Fund Summary International Equity Fund

Class R6 Shares	1 Year	5 years	10 YEARS
Return Before Taxes	16.26%	10.68%	5.18%
MSCI All Country World ex-U.S. Index (reflects no deduction for fees, expenses, or U.S. taxes)	15.62%	7.08%	3.83%
MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	18.24%	8.16%	4.28%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lei Wang, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2006.

Matt Burdett, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

International Growth Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	0.90%	0.91%	0.53%	0.17%
Total Annual Fund Operating Expenses	2.25%	2.01%	1.38%	1.02%
Fee Waiver/Expense Reimbursement(1)	(0.75)%	(0.61)%	(0.39)%	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.50%	1.40%	0.99%	0.89%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5 and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.50%, 1.40%, 0.99%, and 0.89%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

14

Fund Summary International Growth Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$153	$631	$1,137	$2,527
Class R4 Shares	$143	$572	$1,027	$2,289
Class R5 Shares	$101	$399	$718	$1,624
Class R6 Shares	$91	$312	$551	$1,236

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.24% of the average value of its portfolio.

Principal Investment Strategies

The Fund expects to invest primarily in equity securities from issuers around the world (primarily common stocks) selected for their growth potential and, under normal market conditions, invests at least 75% of its net assets in foreign securities or depositary receipts of foreign securities. However, the Fund may own a variety of securities, including domestic equity securities. The Fund may invest in developing countries. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”) intends to invest in companies that it believes will have growing revenues and earnings. The Fund can invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for securities, and analysis of specific issuers.

Thornburg typically categorizes the Fund’s equity investments in one of the following three categories:

Growth Industry Leader: Companies in this category often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established.

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Emerging Growth: Companies often addressing a new market or carving out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

15

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Growth Fund

In conjunction with individual issuer analysis, Thornburg may identify and invest at times with a greater emphasis in industries or economic sectors it expects to experience growth. This approach may at times produce a greater emphasis on investment in certain industries or economic sectors, such as technology, financial services, healthcare or biotechnology. The Fund does not have a strategy to invest in particular industry or economic sectors, and its exposures to particular industries or economic sectors are expected to vary over time. Investment decisions are also based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for securities.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

16

Fund Summary International Growth Fund

affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies, including smaller, earlier stage companies, may involve additional risks. These risks may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in International Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to the MSCI All Country World ex USA Growth Net Total Return USD Index, a market capitalization weighted index which includes growth companies in developed and emerging markets throughout the world, excluding the United States. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

17

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary International Growth Fund

	Total Returns	Quarter ended
Highest Quarterly Results	25.89%	6/30/2020
Lowest Quarterly Results	-17.77%	12/31/2018

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	17.80%	6.78%	3.12%
Return After Taxes on Distributions	17.74%	6.29%	2.58%
Return After Taxes on Distributions and Sale of Fund Shares	10.54%	5.32%	2.39%
MSCI All Country World ex U.S. Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	14.03%	7.49%	4.55%

Class R4 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	17.93%	6.89%	3.22%
MSCI All Country World ex U.S. Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	14.03%	7.49%	4.55%

Class R5 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	18.43%	7.32%	3.64%
MSCI All Country World ex U.S. Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	14.03%	7.49%	4.55%

Class R6 Shares	1 Year	5 YEARS	10 YEARS
Return Before Taxes	18.53%	7.43%	3.75%
MSCI All Country World ex U.S. Growth Net Total Return USD Index (reflects no deduction for fees, expenses, or U.S. taxes)	14.03%	7.49%	4.55%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Nicholas Anderson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Emily Leveille, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Sean Sun, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2017.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

18

Fund Summary International Growth Fund

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

19

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Developing World Fund

Investment Goal

The Fund’s primary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R5	Class R6
Management Fees	0.95%	0.95%
Distribution and Service (12b-1) Fees	none	none
Other Expenses	1.10%	0.29%
Total Annual Fund Operating Expenses	2.05%	1.24%
Fee Waiver/Expense Reimbursement(1)	(1.01)%	(0.30)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.04%	0.94%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R5 and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.04% and 0.94%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

20

Fund Summary Developing World Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R5 Shares	$106	$545	$1,010	$2,299
Class R6 Shares	$96	$364	$652	$1,474

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.64% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its objective by investing at least 80% of its net assets in equity securities of issuers which Thornburg views as having substantial economic ties to one or more developing countries. The material factors that Thornburg considers when determining whether an issuer has substantial economic ties to a developing country include whether the issuer:

•is included in the MSCI Emerging Markets Index;

•is organized or headquartered in a developing country, or maintains most of its assets in one or more such countries;

•has a primary listing for its securities on a stock exchange of a developing country; or

•derives a majority of its profits, revenues, sales, or income from one or more developing countries.

Currently, Thornburg considers developing countries to include most Central and South American, African, Asian (including the Middle and Near East, and the Indian subcontinent) and Central and Eastern European nations.

The Fund may invest in issuers of any size of capitalization, including small companies, and expects that under normal conditions its assets will be invested in issuers domiciled in or tied economically to a variety of different developing countries.

The Fund’s policy of investing at least 80% of its net assets in developing country issuers may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Among the specific factors considered in identifying securities for inclusion in the Fund are domestic and international economic developments, outlooks for securities markets, the supply and demand for equity securities, and analysis of specific issuers. Thornburg typically categorizes the Fund’s equity investments in one of the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth, profitability, cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

21

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Developing World Fund

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protections.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. This risk may be more pronounced for the Fund’s investments in developing countries.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility. These risks may be more pronounced for the Fund’s investments in developing countries.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

22

Fund Summary Developing World Fund

Risks Affecting Investments in China – A significant portion of the Fund’s assets may be invested in companies exposed to China. Risks affecting investments in China include a potential downturn in the Chinese economy, reduced liquidity or increased price volatility in the Chinese securities markets as a result of trading suspensions affecting Chinese issuers or other factors, the potential that the Chinese government may expand restrictions on foreign investments or the repatriation of capital, and the implementation of new tariffs or other trade barriers by China or its trading partners. A lack of transparency respecting Chinese companies may also reduce the Fund’s ability to conduct diligence respecting those companies’ accounting and governance standards, which may in turn reduce the Fund’s ability to detect fraudulent practices that may adversely affect the companies’ stock prices.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of an equity security may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Developing World Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R5 shares have been different in each full year shown. The average annual total return figures compare Class R5 and Class R6 share performance to the MSCI Emerging Markets Net Total Return USD Index, which represents a broad measure of equity market performance of emerging markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

23

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Developing World Fund

Annual Total Returns – Class R5 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	21.77%	6/30/2020
Lowest Quarterly Results	-24.75%	3/31/2020

Average Annual Total Returns

(periods ended 12-31-23)

Class R5 Shares	1 Year	5 YEARS	10 YearS
Return Before Taxes	6.60%	4.27%	1.98%
Return After Taxes on Distributions	5.71%	3.82%	1.59%
Return After Taxes on Distributions and Sale of Fund Shares	3.90%	3.12%	1.35%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or U.S. taxes)	9.83%	3.68%	2.66%

Class R6 Shares	1 Year	5 YEARS	10 YearS
Return Before Taxes	6.72%	4.38%	2.07%
MSCI Emerging Markets Index (reflects no deduction for fees, expenses, or U.S. taxes)	9.83%	3.68%	2.66%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R5 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Ben Kirby, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

24

Fund Summary Developing World Fund

Josh Rubin, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Charles Wilson, PhD, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

25

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Small/Mid Cap Core Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types.

The secondary, non-fundamental goal of the Fund is to seek some current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.87%	0.87%	0.87%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.56%	1.18%	0.88%
Total Annual Fund Operating Expenses	1.93%	2.30%	1.75%
Fee Waiver/Expense Reimbursement(1)	(0.62)%	(1.09)%	(0.80)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.31%	1.21%	0.95%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.31%, 1.21%, and 0.95%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

26

Fund Summary Small/Mid Cap Core Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$133	$546	$984	$2,204
Class R4 Shares	$123	$614	$1,131	$2,551
Class R5 Shares	$97	$473	$874	$1,996

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.54% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Index – Total Return. As of November 30, 2023, the market capitalization range of the Russell 2500 Index – Total Return was approximately $23.93 million to $21.11 billion. The Russell 2500 Index – Total Return is completely reconstituted on an annual basis by the index provider, which generally results in updates to the capitalization range of the index and to the companies included in the index. The capitalization range of companies in which the Fund invests will in general also change annually to reflect the reconstitution of the index. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goals.

With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

27

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

Thornburg typically categorizes the Fund’s equity investments in one of the following three categories:

Basic Value: Companies generally operating in mature or cyclical industries and which generally exhibit more economic sensitivity and/or higher volatility in earnings and cash flow.

Consistent Earner: Companies which generally exhibit predictable growth and profitability, and consistent cash flow and/or dividends.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its net assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

28

Fund Summary Small/Mid Cap Core Fund

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Core Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to Russell 2500 Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

29

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Core Fund

	Total Returns	Quarter ended
Highest Quarterly Results	18.90%	6/30/2020
Lowest Quarterly Results	-26.31%	3/31/2020

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	13.19%	8.34%	7.42%
Return After Taxes on Distributions	13.19%	6.60%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	7.81%	6.37%	5.87%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.42%	11.67%	8.36%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	13.32%	8.44%	7.52%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.42%	11.67%	8.36%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	13.60%	8.73%	7.80%
Russell 2500 Index—Total Return (reflects no deduction for fees, expenses, or taxes)	17.42%	11.67%	8.36%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

The performance information shown above may include gains attributable to the Fund’s investments in shares of companies through initial public offerings (“IPOs”). There can be no assurance that the Fund will have continued access to profitable IPOs and, as the Fund’s assets grow, the impact of the Fund’s investment in IPOs on the performance of the Fund may decline.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2022.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

30

Fund Summary Small/Mid Cap Core Fund

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

31

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Small/Mid Cap Growth Fund

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.88%	0.88%	0.88%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.55%	2.16%	0.67%
Total Annual Fund Operating Expenses	1.93%	3.29%	1.55%
Fee Waiver/Expense Reimbursement(1)	(0.47)%	(1.93)%	(0.60)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.46%	1.36%	0.95%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4 and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.46%, 1.36%, and 0.95%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

32

Fund Summary Small/Mid Cap Growth Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$149	$561	$998	$2,216
Class R4 Shares	$138	$832	$1,550	$3,454
Class R5 Shares	$97	$431	$788	$1,795

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 45.46% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies. The Fund currently defines small- and mid-capitalization companies to be those within the market capitalization range comprised by the Russell 2500 Growth Index – Total Return. As of November 30, 2023, the market capitalization range of the Russell 2500 Growth Index – Total Return was approximately $23.93 million to $21.11 billion. The Russell 2500 Growth Index – Total Return is completely reconstituted on an annual basis by the index provider, which generally results in updates to the capitalization range of the index and to the companies included in the index. The capitalization range of companies in which the Fund invests will in general also change annually to reflect the reconstitution of the index. The Fund may change the definition of what constitutes “small- and mid-capitalization companies” without advance notice to shareholders. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund expects to invest primarily in domestic common stocks. However, the Fund may own foreign common stocks which, in the opinion of the Fund’s investment advisor, Thornburg Investment Management, Inc. (“Thornburg”), offer prospects for meeting the Fund’s investment goal.

The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent growers, disruptors, and emerging franchises, as described in more detail below. The relative proportions of securities invested in each of those categories will vary over time.

Thornburg primarily takes a bottom-up, fundamental view in determining the attractiveness of individual securities and in making investment decisions. Among the specific factors considered by Thornburg in identifying securities for inclusion in the Fund are:

•earnings growth potential

•durable business model

•industry growth potential

•innovation driving the potential to disrupt entrenched competitors

•intrinsic value appreciation potential

•potential size of addressable market

•management strength

•leverage

•return on invested capital

•valuation metrics, including: price/earnings (“PE”) ratio; enterprise value/revenue ratio; PE/growth rate ratio, enterprise value/EBITDA (earnings before interest, taxes, depreciation and amortization) ratio; and free cash flow yield.

33

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

Thornburg typically categorizes the Fund’s equity investments in one of the following three categories:

Consistent Grower: Companies in this category generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets.

Disruptor: Companies which are at the early stages of growth; which usually possess highly innovative or differentiated products and services, but which may require substantial additional time or investment to capitalize on market opportunities and achieve profitability. Companies in this category often are in leadership positions in growing markets. These companies may operate in niche markets with large or dominant share.

Emerging Franchise: Companies with the potential to grow at an above average rate because of a product or service that is establishing a new market and/or taking share from existing participants.

Inclusion of any investment in any of the three described categories represents Thornburg’s opinion concerning the characteristics and prospects of the investment. There is no assurance that any company selected for investment will, once categorized in one of the three described investment categories, continue to have the positive characteristics or fulfill the expectations that Thornburg had for the company when it was selected for investment, and any such company may not grow or may decline in earnings and size.

The Fund selects foreign securities issued by companies domiciled in countries whose currencies are freely convertible into U.S. dollars, or in companies in other countries whose business is conducted primarily in U.S. dollars.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

The Fund’s policy of investing at least 80% of its net assets in small- and mid-capitalization companies may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection.

Information Technology Securities Risk – Information technology companies may at times be more vulnerable to product obsolescence caused by rapid technology changes, the failure to obtain or maintain intellectual property rights, the inability to develop new products, competition from new and existing market entrants, and changes in consumer preferences. Information technology stocks may also be more volatile than the overall market.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

34

Fund Summary Small/Mid Cap Growth Fund

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a security may decline in response to developments affecting the specific issuer of the security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets and financial resources, greater vulnerability to competition and market risks and fluctuations, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments. Relative to the stocks of large capitalization companies, the stocks of small- and mid-capitalization companies may be thinly traded and sales may result in higher transaction costs. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in the Small/Mid Cap Growth Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4 and Class R5 share performance to the Russell 2500 Growth Index—Total Return, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

35

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Small/Mid Cap Growth Fund

	Total Returns	Quarter ended
Highest Quarterly Results	30.91%	6/30/2020
Lowest Quarterly Results	-24.91%	6/30/2022

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	19.54%	6.45%	5.13%
Return After Taxes on Distributions	19.54%	3.84%	3.83%
Return After Taxes on Distributions and Sale of Fund Shares	11.57%	5.50%	4.32%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	18.93%	11.43%	8.78%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	19.68%	6.56%	5.23%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	18.93%	11.43%	8.78%

Class R5 Shares	1 Year	5 Years	10 Years
Return Before Taxes	20.19%	7.00%	5.67%
Russell 2500 Growth Index—Total Return (reflects no deduction for fees, expenses, or taxes)	18.93%	11.43%	8.78%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Steven Klopukh, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

Tim McCarthy, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2020.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

36

Fund Summary Small/Mid Cap Growth Fund

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

37

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Investment Income Builder Fund

Investment Goal

The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis.

The Fund’s secondary investment goal is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.70%	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	0.43%	0.49%	0.46%	0.13%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses(1)	1.67%	1.48%	1.20%	0.87%
Fee Waiver/Expense Reimbursement(2)	(0.13)%	(0.04)%	(0.17)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	1.54%	1.44%	1.03%	0.84%
(1)	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement do not match the Ratios to Average Net Assets shown in the Financial Highlights section of the Prospectus, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses (‘AFFE’). AFFE are expenses incurred indirectly by other investment companies in which the Fund holds shares, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value.
(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5, and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.50%, 1.40%, 0.99%, and 0.80% respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

38

Fund Summary Investment Income Builder Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$157	$514	$895	$1,965
Class R4 Shares	$147	$464	$804	$1,765
Class R5 Shares	$105	$364	$643	$1,440
Class R6 Shares	$86	$275	$479	$1,070

Explanation of Acquired Fund Fees and Expenses.

“Acquired Fund Fees and Expenses” shown in the Annual Fund Operating Expenses table are expenses incurred indirectly by other investment companies, such as business development companies, in which the Fund may hold shares. These operating expenses are similar to the expenses paid by other businesses owned by the Fund, are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s net asset value. These expenses have no impact on the costs associated with Fund operations. Regulatory rules require that the Acquired Fund Fees and Expenses be added to the actual operating expenses of the Fund, and that the total be shown in the bottom line of the Annual Fund Operating Expenses table. Please see the expense figures shown in the Financial Highlights for the Fund, at pages 102–103, for a clearer picture of the Fund’s actual operating costs.

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26.28% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily including stocks and bonds, as described below. The Fund will under normal conditions invest at least 80% of its net assets in income-producing securities, and at least 50% of its net assets in common stocks. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

The Fund may invest in any stock or other equity security which Thornburg believes may assist the Fund in pursuing its investment goals (including smaller companies with market capitalization of less than $500 million and companies in developing countries), including preferred stock and publicly traded real estate investment trusts. The Fund expects that equity investments in the Fund’s portfolio normally will be weighted in favor of companies which pay dividends or other current income.

The Fund may invest in debt obligations of any kind, including corporate bonds and other obligations, mortgage- and other asset-backed securities and government obligations. The Fund may purchase debt obligations of any maturity and of any credit quality, including “high yield” or “junk” bonds. There is no minimum credit quality or rating of debt obligation the Fund may purchase. The Fund also may invest in debt obligations which have a combination of equity and debt characteristics, such as convertible bonds.

The Fund may invest a significant portion of its assets in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries.

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers. The Fund ordinarily acquires and holds debt

39

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Investment Income Builder Fund

obligations for investment rather than for realization of gains by short-term trading on market fluctuations. However, the Fund may dispose of any such security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or otherwise to respond to market conditions.

The Fund may sell an investment if Thornburg has identified a better investment opportunity, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, if Thornburg has a target price for the investment and that target price has been achieved, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher-rated obligations to default, to ratings downgrades, and to liquidity risk. The inability of an issuer to pay principal and interest on its debt obligations when due, or the downgrading of an issuer’s debt obligations by ratings agencies, may adversely affect the market’s perceptions of the issuer’s financial strength and may therefore result in declines in the issuer’s stock price.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of equity securities or debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Equity Risk – The value of the Fund’s equity investments may fluctuate significantly over time in response to factors affecting individual issuers, particular industries, or the market as a whole. Additionally, common stock ranks below preferred stock and debt securities in claims for dividends and for assets of a company in a liquidation or bankruptcy.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in securities of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

40

Fund Summary Investment Income Builder Fund

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments in debt obligations may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. The value of a security may change in response to developments affecting entire economies, markets or industries, including changes in interest rates, political and legal developments, and general market volatility.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Real Estate Risk – The Fund’s investments in publicly traded real estate investment trusts (“REITs”) are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate), as well as risks specifically affecting REITs (the quality and skill of REIT management and the internal expenses of the REIT).

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Countries or Regions – If a significant portion of the Fund’s assets is invested in issuers that are economically exposed to one country or region, the Fund’s share value may be more susceptible to the conditions and developments in that country or region, and potentially more volatile than the share value of a more geographically diversified fund. A specific country or region could also be adversely affected by conditions or developments arising in other countries. For example, the U.S. government could take actions to prohibit or restrict individuals or companies within the U.S. from purchasing or holding the shares of issuers in another country, which may limit the Fund’s ability to invest in that country or cause the Fund to have to sell investments in that country at less than desired prices. The nature and degree of the risks affecting a given country or region, and the extent of the Fund’s exposure to any such country or region, is expected to vary over time.

Risks Affecting Specific Issuers – The value of an equity security or debt obligation may decline in response to developments affecting the specific issuer of the security or obligation, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulty in valuing or selling these investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 66 of the Prospectus.

41

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Investment Income Builder Fund

Past Performance of the Fund

The following information provides some indication of the risks of investing in Investment Income Builder Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares vary in each full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to a Blended Benchmark, comprised of 25% Bloomberg U.S. Aggregate Bond Total Return Value USD, which represents a broad measure of bond market performance, and 75% MSCI World Net Total Return USD Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	15.81%	12/31/2020
Lowest Quarterly Results	-26.02%	3/31/2020

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	17.49%	8.31%	5.69%
Return After Taxes on Distributions	15.37%	6.35%	3.86%
Return After Taxes on Distributions and Sale of Fund Shares	10.29%	5.57%	3.55%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	19.05%	10.03%	7.06%

Class R4 Shares	1 Year	5 Years	10 Years
Return Before Taxes	17.53%	8.41%	5.79%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	19.05%	10.03%	7.06%

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

42

Fund Summary Investment Income Builder Fund

Class R5 Shares	1 Year	5 Years	10 years
Return Before Taxes	18.00%	8.85%	6.22%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	19.05%	10.03%	7.06%

Class R6 Shares	1 Year	5 Years	Since Inception (4-10-17)
Return Before Taxes	18.24%	9.07%	7.68%
Blended Index (reflects no deduction for fees, expenses, or U.S. taxes)	19.05%	10.03%	8.13%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Matt Burdett, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2019.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Ben Kirby, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2013.

Brian J. McMahon, the vice chairman of the Trust and a managing director and chief investment strategist of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2002.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

43

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Limited Term U.S. Government Fund

Investment Goal

The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital.

As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5
Management Fees	0.37%	0.37%	0.37%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none
Other Expenses	0.88%	2.29%	1.64%
Total Annual Fund Operating Expenses	1.75%	2.91%	2.01%
Fee Waiver/Expense Reimbursement(1)	(0.76)%	(1.92)%	(1.34)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	0.99%	0.67%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, and Class R5 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.99%, 0.99%, and 0.67%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

44

Fund Summary Limited Term U.S. Government Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$101	$477	$878	$1,999
Class R4 Shares	$101	$719	$1,363	$3,095
Class R5 Shares	$68	$500	$959	$2,230

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38.65% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio in pursuing the Fund’s investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security before its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to market conditions.

Limited Term U.S. Government Fund invests at least 80% of its net assets in U.S. Government Securities. For this purpose, “U.S. Government Securities” means:

Securities backed by the full faith and credit of the U.S. government, including direct obligations of the U.S. Treasury (such as U.S. Treasury Bonds) and obligations of U.S. government agencies and instrumentalities which are guaranteed by the U.S. Treasury (such as “Ginnie Mae” mortgage-backed certificates issued by the Government National Mortgage Association).

Securities issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, but which are not backed by the full faith and credit of the U.S. government. These securities include mortgage-backed certificates, collateralized mortgage obligations (“CMOs”), and debentures issued by “Freddie Mac” (Federal Home Loan Mortgage Corporation) and “Fannie Mae” (Federal National Mortgage Association).

U.S. Government Securities include for this purpose repurchase agreements secured by the securities described above, and participations having economic characteristics similar to those securities. “Participations” are undivided interests in pools of securities where the underlying credit support passes through to the participants. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life of normally less than five years. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

45

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term U.S. Government Fund

Principal Investment Risks

Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – All securities owned by the Fund may be subject to default, delays in payment, adverse legislation or other government action, or could be downgraded by ratings agencies, reducing the value of the Fund’s shares. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. government agencies, instrumentalities and government-sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities backed by the full faith and credit of the U.S. government, and securities of U.S. government agencies, instrumentalities and enterprises which may be purchased by the Fund are rated “Aaa” by Moody’s Investors Services or “AA+” by S&P Global Ratings. Ratings agencies may reduce the ratings of any securities in the future.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for the Fund’s investment in mortgage-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

46

Fund Summary Limited Term U.S. Government Fund

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage-backed securities and in CMOs, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or CMO), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Limited Term U.S. Government Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4, and Class R5 share performance to the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	4.33%	12/31/2023
Lowest Quarterly Results	-3.65%	3/31/2022

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	3.90%	0.11%	0.52%
Return After Taxes on Distributions	2.93%	-0.53%	-0.15%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	-0.18%	0.11%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	4.30%	1.03%	1.24%

47

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term U.S. Government Fund

Class R4 Shares	1 Year	5 YearS	Since Inception (2-1-14)
Return Before Taxes	3.90%	0.09%	0.42%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	4.30%	1.03%	1.17%

Class R5 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	4.23%	0.42%	0.85%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	4.30%	1.03%	1.24%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

48

Fund Summary

Limited Term Income Fund

Investment Goal

The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital.

As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.32%	0.32%	0.32%	0.32%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	0.24%	0.58%	0.42%	0.14%
Total Annual Fund Operating Expenses	1.06%	1.15%	0.74%	0.46%
Fee Waiver/Expense Reimbursement(1)	(0.07)%	(0.16)%	(0.25)%	(0.04)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.99%	0.99%	0.49%	0.42%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5, and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 0.99%, 0.99%, 0.49%, and 0.42%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

49

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term Income Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$101	$330	$578	$1,288
Class R4 Shares	$101	$350	$618	$1,383
Class R5 Shares	$50	$211	$387	$895
Class R6 Shares	$43	$144	$254	$575

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37.65% of the average value of its portfolio.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio in pursuing the Fund’s investment goals. While Thornburg follows domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt obligations, and other factors, the Fund’s investments are determined by individual security analysis. The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may dispose of any security prior to its scheduled maturity to enhance income or reduce loss, to change the portfolio’s average maturity, or to otherwise respond to current market conditions.

The Fund invests at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings (AAA, AA or A) or Moody’s Investors Services, Inc. (Aaa, Aa or A), or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg. The Fund will not invest in any debt obligation rated at the time of purchase lower than BBB by S&P, Baa by Moody’s, the of equivalent short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg. The Fund may purchase debt obligations such as corporate debt obligations, mortgage-backed securities, other asset-backed securities, municipal securities, and commercial paper and bankers’ acceptances. The Fund may purchase foreign securities of the same types and quality as the domestic securities it purchases when Thornburg believes these investments are consistent with the Fund’s objectives. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

Because the magnitude of changes in the value of interest-bearing obligations is greater for obligations with longer terms given an equivalent change in interest rates, the Fund seeks to reduce changes in its share value by maintaining a portfolio of investments with a dollar-weighted average maturity or expected life normally of less than five years. As a result, the Fund also maintains a portfolio of investments having a dollar-weighted average effective duration of normally no more than five years. Duration is a measure of estimated sensitivity to interest rate changes. A portfolio with a longer average effective duration will typically be more sensitive to interest rate changes than a portfolio with a shorter average effective duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 5 would be expected to change in price by approximately 5% in response to a 1% change in interest rates. During temporary periods the Fund’s portfolio maturity and average effective duration may be reduced for defensive purposes. There is no limitation on the maturity of any specific security the Fund may purchase, and the Fund may sell any security before it matures. The Fund also attempts to reduce changes in share value through credit analysis, selection and diversification.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

50

Fund Summary Limited Term Income Fund

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

Principal Investment Risks

Although the Fund may acquire obligations issued or guaranteed by the U.S. government and its agencies, instrumentalities and enterprises, neither the Fund’s net asset value nor its dividends are guaranteed by the U.S. government. An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – All securities owned by the Fund may be subject to default, delays in payment, adverse legislation or other government action, or could be downgraded by ratings agencies, reducing the value of the Fund’s shares. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. government agencies, instrumentalities and government sponsored enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the United States, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk. Although the U.S. government is required by law to provide credit support for some agency obligations, there is no assurance that the U.S. government would provide financial support for any such obligation on a default by the issuing agency, instrumentality or enterprise in the absence of a legal requirement to do so. As of the date of this Prospectus, securities backed by the full faith and credit of the U.S. government, and securities of U.S. government agencies, instrumentalities and enterprises which may be purchased by the Fund, are rated “Aaa” by Moody’s Investors Services or “AA+” by S&P Global Ratings. Ratings agencies may reduce the ratings of any securities in the future. Lower-rated or unrated obligations in which the Fund is permitted to invest may have, or may be perceived to have, greater risk of default and ratings downgrades.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. These risks may be more pronounced for investments in developing countries. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for the Fund’s investment in mortgage- and other asset-backed securities, the value of which may fluctuate more significant in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell promptly some or all of the obligations that it holds, or may only be able to sell obligations at less than desired prices.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

51

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term Income Fund

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. For example, a fall in worldwide demand for U.S. government securities or general economic decline could lower the value of those securities.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation, even if other issuers or the overall economy are unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies, and risks of investing in the Fund appears beginning on page 66 of the Prospectus.

Past Performance of the Fund

The following information provides some indication of the risks of investing in Limited Term Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows how the annual total returns for Class R3 shares have been different in each full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to the Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged, a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

52

Fund Summary Limited Term Income Fund

	Total Returns	Quarter ended
Highest Quarterly Results	5.66%	6/30/2020
Lowest Quarterly Results	-3.94%	3/31/2022

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 Years	10 Years
Return Before Taxes	6.04%	1.75%	1.84%
Return After Taxes on Distributions	4.78%	0.80%	0.93%
Return After Taxes on Distributions and Sale of Fund Shares	3.55%	0.94%	1.02%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	1.59%	1.72%

Class R4 Shares	1 Year	5 YearS	Since Inception (2-1-14)
Return Before Taxes	5.96%	1.73%	1.72%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	1.59%	1.64%

Class R5 Shares	1 Year	5 Years	10 YEARS
Return Before Taxes	6.57%	2.25%	2.26%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	1.59%	1.72%

Class R6 Shares	1 YEAR	5 Years	Since Inception (4-10-17)
Return Before Taxes	6.56%	2.31%	2.25%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	5.24%	1.59%	1.49%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

53

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Limited Term Income Fund

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2010.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

54

FUND SUMMARY

Core Plus Bond Fund

Investment Goal

The Fund seeks to maximize total return, consistent with the long-term preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	CLASS R3	CLASS R4	CLASS R5	CLASS R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	CLASS R3	CLASS R4	CLASS R5	CLASS R6
Management Fees	0.49%	0.49%	0.49%	0.49%
Distribution and Service (12b-1) Fees	0.50%	0.25%	0.00%	0.00%
Other Expenses(1)	0.30%	0.30%	0.30%	0.29%
Total Annual Fund Operating Expenses	1.29%	1.04%	0.79%	0.78%
Fee Waiver/Expense Reimbursement(2)	(0.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.00%	0.75%	0.50%	0.49%
(1)	Other expenses in the table are estimated for the current fiscal year before expense reimbursements.
(2)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5, and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.00%, 0.75%, 0.50%, and 0.49%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

55

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Core Plus Bond Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year) your costs would be:

	1 Year	3 Years
Class R3 Shares	$102	$380
Class R4 Shares	$77	$302
Class R5 Shares	$51	$223
Class R6 Shares	$50	$220

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund commenced investment operations on October 2, 2023, information about the Fund’s portfolio turnover rate is not currently available.

Principal Investment Strategies

Thornburg Investment Management, Inc. (“Thornburg”) actively manages the Fund’s portfolio in pursuing the Fund’s investment goal. Under normal conditions, the Fund invests at least 80% of its net assets in debt obligations. The Fund may invest up to 25% of its net assets in debt obligations which, at the time of purchase, are rated by a nationally recognized statistical rating organization as below investment grade (sometimes called “junk” bonds or “high yield” bonds) or, if unrated, are issued by obligors which Thornburg determines to have comparable below investment grade obligations outstanding or to be comparable to obligors with outstanding below investment grade obligations. The Fund may not, at the time of purchase, invest more than 25% of its net assets in debt obligations denominated in non-U.S. currencies, but this limitation does not apply to debt obligations issued by foreign issuers and denominated in U.S. dollars. Additionally, the Fund may not, at the time of purchase, invest more than 15% of its net assets in debt obligations issued by issuers in emerging markets, also known as developing countries. As used herein, the term “net assets” includes the amount of any borrowings made by the Fund for investment purposes.

There is no limitation on the duration or maturity of any specific debt obligation the Fund may purchase. The Fund will, however, generally seek to maintain a portfolio of investments with a dollar-weighted average duration that falls within two years of the dollar-weighted average duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index. Duration is a measure of estimated sensitivity to interest rate changes, and a debt obligation or a portfolio of obligations with a higher duration will typically be more sensitive to interest rate changes than an obligation or a portfolio with a lower duration. Duration is commonly expressed as a number, which is the expected percentage change in an obligation’s price upon a 1% change in interest rates. For example, an obligation with a duration of 0.5 would be expected to change in price by approximately 0.5% in response to a 1% change in interest rates.

While the Fund may invest in debt obligations of any type, the Fund will typically invest in the following types of debt obligations:

•corporate debt obligations from domestic and foreign issuers of any market capitalization;

•obligations issued or guaranteed by U.S. and non-U.S. governments and their agencies or instrumentalities; and

•mortgage-backed and asset-backed securities, including residential or commercial mortgage-backed securities, or collateralized mortgage obligations, issued by agencies of the U.S. government or issued by private entities.

Each of the Fund’s investments is determined by individual issuer and industry analysis, including Thornburg’s evaluation of domestic and international economic developments, outlooks for securities markets, interest rates and inflation, and the supply and demand for debt obligations.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

56

Fund Summary Core Plus Bond Fund

The Fund may also invest in futures contracts, options, swaps, and forward contracts to hedge against the decline in the value of certain of the Fund’s investments, to manage portfolio duration, or to enhance the Fund’s investment returns.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals.  Because the Fund seeks to maximize total return while also preserving capital, the Fund may not always obtain the highest yields available.

The Fund’s policy of investing at least 80% of its net assets in debt obligations may be changed by the Fund’s Trustees without a shareholder vote upon 60 days’ notice to shareholders.

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends varies from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. If your sole objective is preservation of capital, then the Fund may not be suitable for you because the Fund’s share value will fluctuate, including as interest rates change. Investors whose sole objective is preservation of capital may wish to consider a high-quality money market fund. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher- rated obligations to default, to ratings downgrades, and to liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S. government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants, or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Derivatives Risk – The Fund’s investments in futures contracts, options, swaps, forward contracts, and other derivative instruments involve the risks associated with the securities or other assets underlying those derivatives, and also may involve risks different or greater than the risks affecting the underlying assets, including the inability or unwillingness of the other party to a derivative to perform its obligations to the Fund, the Fund’s inability or delays in selling or closing positions in derivatives, and difficulties in valuing derivatives.

Emerging Markets Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in emerging markets, also known as developing countries, because the economies of those markets are usually less diversified, communications, transportation and economic infrastructures are less developed, and emerging markets ordinarily have less established legal, political, business and social frameworks. At times the prices of debt obligations of an issuer in an emerging market may be extremely volatile. An issuer in a developed country may be similarly affected by these emerging markets risks to the extent that the issuer conducts its business in emerging markets.

57

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Core Plus Bond Fund

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. The market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic, and legal developments, and developments affecting specific issuers.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Debt obligations of small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility, and possible difficulties in valuing or selling these investments.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

58

Fund Summary Core Plus Bond Fund

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 66.

Past Performance of the Fund

No performance information is presented because the Fund has less than one calendar year of performance as of the date of this Prospectus.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2023.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2023.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since its inception in 2023.

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Fund. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Fund does not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

59

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary

Strategic Income Fund

Investment Goal

The Fund’s primary investment goal is to seek a high level of current income.

The Fund’s secondary investment goal is some long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees

(fees paid directly from your investment)

	Class R3	Class R4	Class R5	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage of redemption proceeds or original purchase price, whichever is lower)	none	none	none	none

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class R3	Class R4	Class R5	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and Service (12b-1) Fees	0.50%	0.25%	none	none
Other Expenses	3.44%	1.30%	0.33%	0.15%
Total Annual Fund Operating Expenses	4.49%	2.10%	0.88%	0.70%
Fee Waiver/Expense Reimbursement(1)	(3.24)%	(0.85)%	(0.28)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.25%	1.25%	0.60%	0.53%
(1)	Thornburg Investment Management, Inc. (“Thornburg”) has contractually agreed to waive fees and reimburse expenses incurred by the Fund so that actual Class R3, Class R4, Class R5 and Class R6 expenses (excluding taxes, interest expenses, 12b-1 distribution and service fees, acquired fund fees and expenses, brokerage commissions, borrowing costs, expenses relating to short sales, and unusual expenses such as contingency fees or litigation costs) do not exceed 1.25%, 1.25%, 0.60%, and 0.53%, respectively. The agreement to waive fees and reimburse expenses may be terminated by the Fund’s Trustees at any time, but may not be terminated by Thornburg before February 1, 2025, unless Thornburg ceases to be the investment advisor of the Fund prior to that date. Thornburg may recoup amounts waived or reimbursed during the Fund’s fiscal year if actual expenses fall below the expense cap during that same fiscal year.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

60

Fund Summary Strategic Income Fund

Example.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions (and giving effect to fee waivers and expense reimbursements in the first year), your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R3 Shares	$127	$1,064	$2,010	$4,417
Class R4 Shares	$127	$576	$1,051	$2,364
Class R5 Shares	$61	$253	$460	$1,059
Class R6 Shares	$54	$207	$373	$855

Portfolio Turnover.

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”) its portfolio. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.34% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment goals by investing in a broad range of income-producing investments from throughout the world, primarily including debt obligations. The Fund expects, under normal conditions, to invest a majority of its assets in the debt obligations described below.

The Fund may invest in debt obligations of any kind, of any quality, and of any maturity. The Fund expects, under normal conditions, to select a majority of its investments from among the following types of debt obligations:

•bonds and other debt obligations issued by domestic and foreign companies of any size (including lower-rated “high yield” or “junk” bonds)

•mortgage-backed securities and other asset-backed securities, including commercial mortgage-backed securities

•convertible debt obligations

•obligations issued by foreign governments (including developing countries)

•collateralized mortgage obligations (“CMOs”), collateralized debt obligations (“CDOs”), collateralized bond obligations (“CBOs”), and collateralized loan obligations (“CLOs”)

•obligations of the U.S. government and its agencies and sponsored enterprises

•structured notes

•zero coupon bonds and “stripped” securities

•taxable municipal obligations and participations in municipal obligations

The Fund’s investments are determined by individual issuer and industry analysis. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt securities, and analysis of specific issuers.

The Fund ordinarily acquires and holds securities for investment rather than for realization of gains by short-term trading on market fluctuations. However, it may sell an investment prior to its scheduled maturity date to enhance income or reduce loss, to change the portfolio’s average duration or average maturity, to pursue other investment opportunities, in response to changes in the conditions or business of the investment’s issuer or changes in overall market conditions, or if, in Thornburg’s opinion, the investment no longer serves to achieve the Fund’s investment goals. The objective of preserving capital may prevent the Fund from obtaining the highest yields available.

61

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Income Fund

Principal Investment Risks

An investment in the Fund is not a deposit in any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, the loss of money is a risk of investing in the Fund. The value of the Fund’s shares and its dividends may fluctuate from day to day and over time, and when you sell your shares they may be worth less than what you paid for them. The following is a summary of the principal risks of investing in the Fund. The risks are presented in alphabetical order to facilitate readability, and their order does not imply that the realization of one risk is more likely to occur or have a greater adverse impact than another risk. The relative significance of each risk below may change over time. Please note that because the Fund’s objective is to provide high current income, the Fund invests with an emphasis on income, rather than stability of net asset value.

Credit Risk – If obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those obligations may decline and the Fund’s share value and the dividends paid by the Fund may be reduced. Because the ability of an issuer of a lower-rated or unrated obligation to pay principal and interest when due is typically less certain than for an issuer of a higher-rated obligation, lower-rated and unrated obligations are generally more vulnerable than higher- rated obligations to default, to ratings downgrades, and to liquidity risk. Debt obligations backed by so-called “subprime” mortgages may also be subject to a greater risk of default or downgrade. Debt obligations issued by the U.S. government or its agencies, instrumentalities and government sponsored enterprises are also subject to credit risk. Securities backed by the full faith and credit of the U.S. government, such as U.S. Treasury obligations, are commonly regarded as having small exposure to credit risk. Obligations of certain U.S. agencies, instrumentalities and enterprises (sometimes referred to as “agency obligations”) are not direct obligations of the U.S. government, may not be backed by the full faith and credit of the U.S. government, and may have a greater exposure to credit risk.

Cybersecurity and Operational Risk – Operational failures, cyber-attacks or other disruptions that affect the Fund’s service providers, the Fund’s counterparties, other market participants or the issuers of securities held by the Fund may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations.

Developing Country Risk – The risks which may affect investments in foreign issuers (see “Foreign Investment Risk,” below) may be more pronounced for investments in developing countries because the economies of those countries are usually less diversified, communications, transportation and economic infrastructures are less developed, and developing countries ordinarily have less established legal, political, business and social frameworks. At times the prices of debt obligations of a developing country issuer may be extremely volatile. An issuer domiciled in a developed country may be similarly affected by these developing country risks to the extent that the issuer conducts its business in developing countries.

Foreign Currency Risk – Fluctuations in currency exchange rates can adversely affect the value of the Fund’s foreign investments. Such fluctuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls.

Foreign Investment Risk – Investments in the debt obligations of foreign issuers may involve risks including adverse fluctuations in currency exchange rates, political instability, confiscations, taxes or restrictions on currency exchange, difficulty in selling foreign investments, and reduced legal protection. In addition, some foreign government debt obligations may be subject to default, delays in payment, adverse legislation or government action, or could be downgraded by ratings agencies.

High Yield Risk – Debt obligations that are rated below investment grade and unrated obligations of similar credit quality (commonly referred to as “junk” or “high yield” bonds) may have a substantial risk of loss. These obligations are generally considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. These obligations may be subject to greater price volatility than investment grade obligations, and their prices may decline significantly in periods of general economic difficulty or in response to adverse publicity, changes in investor perceptions or other factors. These obligations may also be subject to greater liquidity risk.

Interest Rate Risk – When interest rates increase, the value of the Fund’s investments may decline and the Fund’s share value may be reduced. This effect is typically more pronounced for intermediate and longer-term obligations. This effect is also typically more pronounced for mortgage- and other asset-backed securities, the value of which may fluctuate more significantly in response to interest rate changes. When interest rates decrease, the Fund’s dividends may decline.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

62

Fund Summary Strategic Income Fund

Liquidity Risk – Due to a lack of demand in the marketplace or other factors, the Fund may not be able to sell some or all of its investments promptly, or may only be able to sell investments at less than desired prices. The market for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds) and debt obligations backed by so-called “subprime” mortgages may be less liquid than the market for other obligations, making it difficult for the Fund to value its investment in a lower-rated or unrated obligation or to sell the investment in a timely manner or at an acceptable price.

Management Risk – The Fund is an actively managed portfolio, and the value of the Fund may be reduced if Thornburg pursues unsuccessful investments or fails to correctly identify risks affecting the broad economy or specific issuers in which the Fund invests.

Market and Economic Risk – The value of the Fund’s investments may decline and its share value may be reduced due to changes in general economic and market conditions. This effect is typically more pronounced for lower-rated and unrated debt obligations (including particularly “junk” or “high yield” bonds), the value of which may fluctuate more significantly in response to poor economic growth or other changes in market conditions, political, economic and legal developments, and developments affecting specific issuers. The market value of any zero coupon bonds or “stripped” securities that the Fund may purchase will typically be more volatile than the value of a comparable, interest-paying bond. Additionally, zero coupon bonds and “stripped” securities are subject to the risk that the Fund may have to recognize income on its investment and make distributions to shareholders before it has received any cash payments on its investment.

Prepayment and Extension Risk – When market interest rates decline, certain debt obligations held by the Fund may be repaid more quickly than anticipated, requiring the Fund to reinvest the proceeds of those repayments in obligations which bear a lower interest rate. Conversely, when market interest rates increase, certain debt obligations held by the Fund may be repaid more slowly than anticipated, causing assets of the Fund to remain invested in relatively lower yielding obligations. These risks may be more pronounced for the Fund’s investments in mortgage-backed and asset-backed securities.

Redemption Risk – If a significant percentage of the Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity.

Risks Affecting Specific Issuers – The value of a debt obligation may decline in response to developments affecting the specific issuer of the obligation or security, even if the overall industry or economy is unaffected. These developments may include a variety of factors, including but not limited to management issues or other corporate disruption, a decline in revenues or profitability, an increase in costs, or an adverse effect on the issuer’s competitive position.

Small and Mid-Cap Company Risk – Investments in small-capitalization companies and mid-capitalization companies may involve additional risks, which may be relatively higher with smaller companies. These additional risks may result from limited product lines, more limited access to markets and financial resources, greater vulnerability to competition and changes in markets, lack of management depth, increased volatility in share price, and possible difficulties in valuing or selling these investments.

Structured Products Risk – Investments in securities that are backed by, or represent interests in, an underlying pool of securities or other assets, including investments in mortgage- and asset-backed securities and in collateralized mortgage obligations and collateralized debt obligations, involve the risks associated with the underlying assets (e.g., the risk of default by mortgagors whose mortgages are included in a mortgage-backed security or collateralized mortgage obligation), and may also involve different or greater risks, including the risk that distributions from the underlying assets will be inadequate to make interest or other payments to the Fund, the risk that the issuer of the securities will fail to administer the underlying assets properly or become insolvent, and the risk that the securities will be less liquid than other Fund investments.

Additional information about Fund investments, investment strategies and risks of investing in the Fund appears below beginning on page 66 of the Prospectus.

63

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Income Fund

Past Performance of the Fund

The following information provides some indication of the risks of investing in Strategic Income Fund by showing how the Fund’s investment results vary from year to year. The bar chart shows the annual total return for Class R3 shares in the one full year shown. The average annual total return figures compare Class R3, Class R4, Class R5 and Class R6 share performance to the Bloomberg U.S. Universal Total Return Index Value Unhedged, a broad measure of market performance, and to a Blended Benchmark comprised of 80% Bloomberg U.S. Aggregate Bond Total Return Value USD, which represents a broad measure of bond market performance, and 20% MSCI World Net Total Return USD Index, which represents a broad measure of equity market performance in developed markets. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The performance information shown below is as of the calendar year ended December 31, 2023. Updated performance information may be obtained on the Thornburg website at Thornburg.com or by calling 1-800-847-0200.

Annual Total Returns – Class R3 Shares

	Total Returns	Quarter ended
Highest Quarterly Results	7.85%	6/30/2020
Lowest Quarterly Results	-5.71%	3/31/2020

Average Annual Total Returns

(periods ended 12-31-23)

Class R3 Shares	1 Year	5 years	10 YEARS
Return Before Taxes	7.03%	3.27%	3.05%
Return After Taxes on Distributions	5.32%	1.86%	1.97%
Return After Taxes on Distributions and Sale of Fund Shares	4.13%	1.91%	2.07%
Bloomberg U.S. Universal Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	2.08%
Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	9.04%	3.56%	3.29%

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

64

Fund Summary Strategic Income Fund

Class R4 Shares	1 Year	5 YearS	Since Inception (2-1-14)
Return Before Taxes	7.03%	3.27%	3.03%
Bloomberg U.S. Universal Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	1.96%
Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	9.04%	3.56%	3.28%

Class R5 Shares	1 Year	5 years	10 YEARS
Return Before Taxes	7.71%	3.94%	3.59%
Bloomberg U.S. Universal Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	2.08%
Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	9.04%	3.56%	3.29%

Class R6 Shares	1 YEAR	5 years	Since Inception (4-10-17)
Return Before Taxes	7.77%	4.01%	3.77%
Bloomberg U.S. Universal Total Return Index Value Unhedged (reflects no deduction for fees, expenses, or taxes)	6.17%	1.44%	1.43%
Blended Benchmark (reflects no deduction for fees, expenses, or U.S. taxes)	9.04%	3.56%	3.12%

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect state or local income taxes. Actual after-tax returns depend on an investor’s own tax situation and may differ from the returns shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns shown relate only to Class R3 shares, and after-tax returns for other share classes will vary.

Management

Investment Advisor: Thornburg Investment Management, Inc.

Portfolio Managers:

Lon Erickson, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

Ali Hassan, cfa, frm, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2021.

Christian Hoffmann, cfa, a managing director of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2018.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been one of the persons jointly and primarily responsible for the day-to-day management of the Fund since 2015.

65

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Fund Summary Strategic Income Fund

Purchase and Sale of Fund Shares

Employer-sponsored retirement plans wishing to make shares of the Fund available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. As a participant in an employer-sponsored retirement plan that makes Fund shares available, you may add shares to your account by contacting your plan administrator. Although the Funds do not currently impose any investment minimums on the purchase of shares through an employer-sponsored retirement plan, the plan itself may establish such minimums. Contact your plan administrator for more information.

Please contact your retirement plan administrator if you wish to sell your shares. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Tax Information

Fund distributions to qualified retirement plan accounts, and transactions in Fund shares by those accounts, are not generally subject to current federal income tax under existing federal law. Please see “Taxes” on page 89 of the Prospectus for additional information. Purchasers are cautioned to seek the advice of their own advisors about the tax consequences of contributions to plan accounts and distributions from plan accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its investment advisor and/or its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

66

Additional Information

Fund Investment Goals and Strategies, and Risks of Fund Investment Strategies

Summaries of each Fund’s principal investment strategies and principal investment risks are provided at the beginning of this Prospectus. The information below provides more background about some of the investment strategies that each Fund may pursue, including the principal investment strategies described in the first part of this Prospectus, and the risks associated with those investments. Investment strategies which are described below but are not identified as a principal investment strategy for a Fund at the beginning of the Prospectus are not currently considered to be principal investment strategies of the Fund. Investors should note, however, that a Fund’s investment profile will vary over time. See “Principal Investment Strategies” below for more information. More detailed information about each Fund’s investment strategies and investment risks is available in the Statement of Additional Information. The Statement of Additional Information also contains information about the Funds’ policies and procedures with respect to the disclosure of Fund portfolio investments.

Fund Investment Goals

The investment goals for each Fund are stated above in each Fund Summary. The investment goals stated in each Fund Summary are fundamental policies of the relevant Fund, and may not be changed without the approval of that Fund’s shareholders. Other investment goals of any of the Funds are not fundamental policies, and may be changed without shareholder approval. A Fund may not achieve its investment goals.

Principal Investment Strategies

A “principal investment strategy” of a Fund is a strategy which Thornburg anticipates may be important in pursuing the Fund’s investment objectives, and which Thornburg anticipates may have a significant effect on its performance. Those strategies which are currently considered to be principal investment strategies of each Fund are identified under the caption “Principal Investment Strategies” relating to each Fund in the first part of this Prospectus. It is important to remember, however, that the investment profile of each Fund will vary over time, depending on various factors. Over time, a Fund will invest different proportions of its assets in the investments it is permitted to purchase, and a Fund may not invest at times in each of the investments it is permitted to purchase as a principal strategy.

Under certain circumstances, a Fund is only permitted to invest a certain percentage of its assets in a particular investment strategy. Information about those specific investment limitations is described for each Fund under the caption “Principal Investment Strategies” in the first part of this Prospectus or in the “Investment Limitations” section of the Statement of Additional Information. For purposes of any such limitation, the term “assets” means net assets of the Fund (determined immediately after and as a result of the Fund’s acquisition of a given investment) plus the amount of borrowings for investment purposes.

Investing in Stocks and Other Equity Securities

Equity securities include common stocks, preferred stocks, convertible securities, warrants, sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), partnership interests (including interests in master limited partnerships, private equity firms, and other public and private issuers organized as partnerships), shares in exchange traded funds (“ETFs”) and other investment companies, and publicly traded real estate investment trusts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Other equity securities similarly represent ownership interests in corporations or other entities. See also “Investing in Other Investment Companies,” below.

As described in the “Fund Summary” portions of this Prospectus, when the International Equity Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, and Small/Mid Cap Growth Fund invest in an equity security, Thornburg typically categorizes that security in one of the following categories: Basic Value, Consistent Earner, Emerging Franchise, Growth Industry Leader, Consistent Grower, Emerging Growth, or Disruptor. The issuers of securities categorized by Thornburg as Basic Value generally operate in industries deemed to be mature as they are older, larger industries with slowing rates of growth, or in industries considered cyclical because their performance is generally correlated to economic business cycles. The stock prices of Basic Value securities also tend to be more sensitive to changes in outside factors such as interest rates or inflation, and may exhibit higher volatility in earnings and cash flow versus securities categorized in the other two categories. The issuers of securities categorized by Thornburg as Consistent Earner typically exhibit one or more of the following characteristics: predictable growth; predictable profitability; predictable cash flow; or predictable levels of dividends. Consistent Earner securities also tend to operate in relatively stable industries, and their stock prices tend to be

67

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

less sensitive to changes in outside factors such as changed in interest rates or inflation. The issuers of securities categorized by Thornburg as Emerging Franchises may operate in industries which are newer or less established that issuers in the other two categories, or may offer a product or service that is relatively new for the industry in which the issuer operates, or for which fewer competing products or services exists. Because they operate in newer industries or are positioned competitively relative to their peers, the issuers of Emerging Franchises securities have the potential to grow at an above average rate through increases in revenues, profits, or cash flows faster than the other categories of issuers. There is no limitation on the percentage of the Fund’s assets which shall be invested in equity securities within each of those categories, and the allocation of the Fund’s assets across those three categories is expected to vary over time. The issuers of securities categorized by Thornburg as Growth Industry Leader generally often have leadership positions in growing markets. In some cases these companies may have dominant market share. These companies tend to be larger and more established. The issuers of securities categorized by Thornburg as Consistent Grower generally exhibit steady earnings or revenue growth, or both. These companies may have subscription or other recurring revenue profiles. Given their business models, these companies may outperform in weak markets. The issuers of securities categorized by Thornburg as Emerging Growth often address a new market or carve out a niche in an existing market. Companies in this category may experience rapid growth, and tend to be smaller, earlier stage companies. These companies may exhibit high volatility. The issuers of securities categorized by Thornburg as Disruptor companies are generally at the early stages of growth and usually possess highly innovative or differentiated products and services, but they may require substantial additional time or investment to capitalize on market opportunities and achieve profitability.

•General Risks of Equity Securities – Although equity markets have a history of long-term growth in value, the values of equity securities fluctuate significantly over short and intermediate time periods, and could fluctuate significantly over longer periods, in response to changes in market conditions, political and economic news, changes in company earnings and dividends, changes in the prospects for company businesses, industry and technological developments, changes in interest rates, and developments affecting specific companies. Thornburg may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific companies in which the Funds may invest. When equity securities held by a Fund decline in value, the value of the Fund’s shares declines. These declines may be significant and there is no assurance that declines in value can be recaptured by future gains in value. From time to time, a Fund may seek to invest in a company’s equity securities through an initial public offering (“IPO”). There can be no assurance that a Fund will have continued access to profitable IPOs and, as a Fund’s assets grow, the impact of that Fund’s investments in IPOs on the performance of the Fund may decline.

•Market and Economic Risks Affecting Equity Securities – Some adverse conditions have a broader impact and may affect entire economies, markets or industries. A general decline in economic conditions, in the United States or abroad, or the impacts of government policies or broader financial and market conditions may adversely affect securities valuations of companies in which a Fund has invested, even if the businesses of those companies are not adversely affected. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth through monetary policies including reduced or increased interest rates, may at times affect the prices of a range of financial assets, which could negatively impact Fund performance. In recent years, the U.S. Federal Reserve has reversed many of its monetary policies, and other central banks could in the future take similar steps. In recent years the U.S. Federal Reserve has increased its policy rate, the overnight Federal Funds rate, and additional future increases are possible. Although the effect that an increase in the Federal Funds rate or the elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.

Russia’s invasion of Ukraine in February 2022 resulted in market disruptions which have adversely affected, and which may continue to adversely affect, the value of those securities and certain other investments of the Funds. The ongoing conflict has also caused investments in Russia to be subject to increased levels of political, economic, legal, market

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

68

Additional Information

and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and other countries. The extent and duration of the military action, sanctions imposed and other punitive action taken and resulting future market disruptions in Europe and globally cannot be easily predicted, but could be significant and have a severe adverse effect on Russia and Europe in general, including significant negative impacts on the economy and, thus, could affect the value of a Fund’s investments, even beyond any direct exposure that a Fund may have to Russian issuers or the adjoining geographic regions. Furthermore, transactions in certain Russian securities have been, or may in the future be, prohibited, and certain of the Funds’ existing investments have or may become illiquid.

•Risks Affecting Specific Companies – Other adverse developments may affect only specific companies, even if the overall economy or industry is unaffected. Adverse developments affecting a specific company may include management changes, hostile takeovers, weather or other catastrophe, competition from other firms or products, obsolescence of the company’s products, labor difficulties, increases in costs or declines in the prices the company obtains for its services or products and other factors. Any one or more of these adverse conditions may result in significant declines in the value of equity securities held by the Funds, and in some instances, a company in which a Fund has invested could become bankrupt, causing a loss of the Fund’s entire investment in the company.

•Risks of Investing in Small and Mid-Cap Companies – Smaller, less seasoned companies are generally subject to greater price fluctuations, limited market liquidity, higher transaction costs and generally higher investment risks. Small-capitalization and mid-capitalization companies may have risks resulting from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets or financial resources, greater vulnerability to competition and market risks and fluctuations, more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies. Also, small- and mid-capitalization companies may perform poorly during times of economic stress.

•Information Technology Securities Risk – Because the information technology sector is often subject to rapid and significant changes in technology that are evidenced by the increasing pace of technological upgrades, evolving industry standards, ongoing improvements in the capacity and quality of digital technology, shorter development cycles for new products and enhancements, and developments in emerging wireless transmission technologies, the stock prices of companies in the sector may be more volatile than the overall market. Compared to companies in other sectors, information technology companies may also face more intense competition, be more dependent on consumer and business acceptance and compatibility with other products as new technologies evolve and older products become obsolete, and may be more heavily dependent on intellectual property rights, the impairment or inability to enforce those rights, and regulatory approval for protection of patents. These factors are likely to be even more significant for smaller, less-seasoned information technology companies, which may have more limited personnel, financial resources, and product lines.

•Risks of Investing in Depositary Receipts – ADRs, EDRs, and GDRs are certificates evidencing ownership of shares of a foreign-based issuer. These certificates are issued by a bank or similar financial institution and generally trade on an established securities market in the U.S. or elsewhere. An investment in ADRs, EDRs, or GDRs is an alternative to the purchase of the underlying securities in their national markets and currencies. However, ADRs, EDRs, and GDRs remain subject to many of the risks associated with investing directly in foreign securities, including the political and economic risks associated with the underlying issuer’s country. Additionally, the bank or other financial institution which issues the depositary receipt may charge the security holder fees for various services, such as forwarding dividend and interest payments. Certain countries may limit the ability to convert a depositary receipt into the underlying foreign security and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipts. Moreover, EDRs and GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated (see “Investing in Foreign Securities and Debt Obligations; Foreign Currency Risks” below).

Certain depositary receipts in which a Fund may invest are unsponsored, meaning that the depositary receipt is created and issued without the participation of the foreign issuer whose stock underlies the depositary receipt. The financial institution that issues an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights, and accordingly the holder of an unsponsored depositary receipt may not have as much current information concerning the foreign issuer as the holder of sponsored depositary receipt. In the case of the Thornburg Developing World Fund, investments in depositary receipts evidencing ownership in shares of a developing country issuer will be deemed to be an investment in that developing country issuer for purposes of the Fund’s investment policies and restrictions.

69

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

•Risks of Investing in Publicly Traded Real Estate Investment Trusts (“REITs”) – Publicly traded REITs are pooled investment vehicles in which ownership interests are publicly traded, and which invest in real estate or real estate-related companies. Types of publicly traded REITs in which certain Funds may invest include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Investments in REITs are subject to risks affecting real estate investments generally (including market conditions, competition, property obsolescence, changes in interest rates and casualty to real estate). In addition, the value of a Fund’s investments in REITs may be affected by the quality and skill of the REIT’s manager, the internal expenses of the REIT, and, with regard to REITs issued in the United States, the risks that the REIT will fail to qualify for pass-through of income under the Internal Revenue Code of 1986 without payment of federal income tax by the REIT, or maintain its exemption from registration under the Investment Company Act of 1940 (the “1940 Act”).

•Limited Number of Portfolio Holdings – Global Opportunities Fund, International Equity Fund, International Growth Fund, Developing World Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, and Income Builder Fund may invest in the equity securities of fewer issuers than is typical of other equity mutual funds if Thornburg believes that doing so is more likely to assist the Fund in pursuing its investment goals. To the extent a Fund invests its assets in fewer issuers than other mutual funds, the Fund’s net asset value may increase or decrease more in response to a change in the value of one of the Fund’s portfolio holdings than if the Fund invested in a larger number of issuers.

Investing in Debt Obligations

Bonds and other debt obligations are used by issuers to borrow money from investors. The issuer pays the investor a rate of interest, and must repay the amount borrowed at maturity. Some debt obligations have interest rates that are fixed over the life of the obligation. Other debt obligations, commonly referred to as “floating rate” obligations, have interest rates that reset periodically prior to maturity based on a specific index or reference rate, such as the Secured Overnight Financing Rate. The values and yields of debt obligations are dependent upon a variety of factors, including general market interest rates, the size of a particular debt offering, the maturity of the debt obligations, and the creditworthiness and rating of the issuer. Values of debt obligations held by the Funds change daily, depending upon various factors, including interest rates, credit quality and factors affecting specific issuers, and general market and economic conditions. There are a wide variety of debt obligations available for investment. Specific types of debt obligation, and the principal risks associated with investment in those types of obligation, are summarized below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” “Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” “Investing in Structured Products” and “Investing in Municipal Obligations.”

•General Risks of Investing in Debt Obligations – Debt obligations are subject to a range of risks that may adversely affect the value of debt obligations held by the Funds, including credit risks, market risks, interest rate risks and prepayment and extension risks. These risks are summarized below. The Funds’ investment advisor may not correctly identify conditions that adversely affect the broader economy, markets or industries, or adverse conditions affecting specific issuers in whose obligations the Funds may invest. When debt obligations held by a Fund go into default or otherwise decline in value, the value of the Fund’s shares declines. Additional risks that may adversely affect specific types of debt obligations are discussed below under the captions “Investing in Foreign Equity Securities and Debt Obligations,” Investing in U.S. Government Obligations,” “Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments,” “Investing in Other Asset-Backed Securities,” “Investing in Structured Products” and “Investing in Municipal Obligations.”

•Credit and Specific Issuer Risks – Investments in debt obligations are subject to the risk that the issuer of the obligation will become bankrupt or otherwise unable to pay some or all of the amounts due under its debt obligations, or delay paying principal or interest when due. Debt obligations are typically subject to the provisions of bankruptcy, insolvency and other laws that limit or reduce the rights of persons or entities such as the Funds who own debt obligations, preventing or delaying owners of debt obligations from receiving payment of amounts due under the debt obligations, or reducing the amounts they can collect. The credit risk is generally more pronounced for lower quality debt obligations, and generally less pronounced for investment grade obligations. Debt obligations of smaller corporate or public issuers may be subject to greater credit risk, for the reasons described below under the caption “Risks of Investing in Debt Obligations of Small- and Mid-Cap Companies,” and obligations of foreign issuers are subject to the additional risks affecting foreign investments, described below under the caption “Investing in Foreign Equity Securities and Debt

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

70

Additional Information

Obligations.” Debt obligations are often rated as to credit quality by one or more nationally recognized statistical rating organizations (“NRSROs”) NRSROs are ratings agencies that have been registered with the Securities and Exchange Commission and are generally accepted in the financial markets as recognized providers of credible and reliable credit ratings.

As described in the first part of this Prospectus, certain Funds are prohibited from investing in debt obligations that are at or below a specified credit rating, and certain Funds have a policy of investing all or a specified percentage of their net assets in debt obligations that, at the time of purchase, are rated below investment grade or, if unrated, are judged by Thornburg to be of comparable quality to an obligation that is rated below investment grade. While the balance of a Fund’s investments would under normal circumstances be comprised of investment grade debt obligations, the determination of a debt obligation’s credit rating is applied at the time that the Fund purchases the debt obligation. A Fund is not prohibited from continuing to hold a debt obligation whose rating is reduced after the Fund’s purchase, including debt obligations whose ratings are reduced to below investment grade., even if continuing to hold such an obligation would cause the total percentage of the Fund’s net assets invested in below investment grade obligations to exceed a specified percentage of the its assets. If a debt obligation’s rating is reduced, the obligation may decline in value. See also “Risks Affecting Lower Quality Debt Securities,” below.

•Interest Rate Risk Affecting Debt Obligations – The market value of debt obligations varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. In particular, when interest rates increase, the market value of debt obligations may decrease. Prices of intermediate or longer-term debt obligations are relatively more sensitive to changing interest rates than shorter-term debt obligations, and increases in interest rates generally will have more adverse affect on a Fund’s share value when it holds intermediate or longer maturity obligations. Additionally, investments in floating rate obligations include the risk that the obligation’s interest rate may reset to a lower level of interest during the period of a Fund’s investment.

•Prepayment and Extension Risk Affecting Certain Debt Obligations – Some debt obligations permit the issuer to pay the debt before final maturity. The rate at which issuers repay those debts before final maturity may be affected by changes in market interest rates. When market interest rates decline, the issuers of certain debt obligations may repay those obligations more quickly than anticipated in order to replace those obligations with obligations that bear the lower prevailing rates. In that event, a Fund may have to reinvest the proceeds of those repayments in obligations which bear the lower prevailing rates, resulting in a lower yield to the Fund. Conversely, when market interest rates increase, the issuers of certain debt obligations may repay those obligations more slowly than anticipated. In that event, Fund assets would remain invested in those obligations, and the Fund may be unable to invest to the same extent in obligations which bear the higher prevailing rates.

•Risks of Investing in Debt Obligations of Small and Mid-Cap Companies – Smaller, less seasoned companies are subject to generally higher investment risks. Small-capitalization and mid-capitalization companies may have risks resulting from limited product lines, earlier stages of development and lack of well-established businesses, more limited access to markets or financial resources, greater vulnerability to competition and market risks and fluctuations, more limited management expertise and resources, and have more limited financing and capital. There also may be less available information respecting these companies. As a result of those characteristics, small- and mid-capitalization companies may perform poorly during times of economic stress, and debt obligations issued by such companies may be subject to higher risk that the issuer is unable to meet principal and interest payments on its obligations.

•Market, Economic, and Liquidity Risks Affecting Debt Obligations – In addition to other conditions that may adversely affect the value of debt obligations, general economic and market conditions may reduce the value of debt obligations held by the Funds, even if the issuers of those obligations remain financially sound or otherwise able to pay their obligations when due. Similarly, adverse conditions in the markets in which debt obligations are traded may reduce the liquidity of debt obligations held by the Funds, making it difficult to sell those obligations (and therefore reducing the values of those obligations), and reducing the ability of the Funds to obtain reliable prices for debt obligations they hold. In response to the financial crisis which began in 2008, the U.S. Federal Reserve and certain other central banks implemented a number of monetary policies intended to support financial markets, the effects of which were generally to reduce market interest rates and to raise the prices of a range of financial assets. In recent years, the U.S. Federal Reserve has eliminated or reduced many of those monetary policies, and other central banks could in the future take

71

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

similar steps. In recent years the U.S. Federal Reserve has also increased its policy rate, the overnight Federal Funds rate, and additional future increases are possible. Although the effect that an increase in the Federal Funds rate or the further elimination or reduction of other monetary policies may have on financial markets is uncertain, those policy changes may lead to higher interest rates, declines in the prices of financial assets, adverse effects on currency exchange rates, changes in inflation rates, increased market volatility, higher levels of redemptions from certain Funds, or other consequences which may negatively affect global financial markets and the value of the Funds’ investments.

•Risks Affecting Lower Quality Debt Securities – A debt obligation’s credit rating reflects the expected ability of the obligation’s issuer to make interest and principal payments over time. Credit ratings are determined by rating organizations such as Moody’s Investors Service (“Moody’s”) and S&P Global Ratings (“S&P”). Debt obligations which are rated within the four highest grades (Baa or BBB or better) by Moody’s or S&P are considered “investment grade” obligations. These debt obligations are regarded by rating agencies as having a capacity to pay interest and repay principal that varies from “extremely strong” to “adequate.” The lowest ratings of the investment grade debt obligations, such as those rated Baa or BBB, may have speculative characteristics, and may be more vulnerable to adverse economic conditions or changing circumstances compared to more highly rated obligations. Debt obligations that are below investment grade are sometimes referred to as “high-yield” securities or “junk” bonds, and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness, or they may already be in default. The market prices of these high-yield securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty or in response to adverse publicity or changes in investor perceptions. Changes by rating organizations in the rating assigned to a particular debt obligation may affect the value of that obligation, and in particular, a reduction in a debt obligation’s rating may reduce the value of the obligation. Ratings assigned by a rating organization do not reflect absolute standards of credit quality, and an issuer’s current financial condition may be better or worse than a rating indicates.

•Additional Risks Affecting Convertible Debt Obligations – Convertible debt obligations may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. As with non-convertible debt obligations, the market value of a convertible debt obligation may vary with changes in prevailing interest rates and changing evaluations of the ability of the issuer to meet principal and interest payments. The market value of a convertible debt obligation may also vary in accordance with the market value of the underlying stock. As a result, convertible debt obligations held by a Fund will tend to perform more like equity securities when the underlying stock price is high (because it is assumed that the Fund will convert the obligation), and more like non-convertible debt obligations when the underlying stock price is low (because it is assumed that the Fund will not convert the obligation). Because its market value can be influenced by several factors, a convertible debt obligation will not be as sensitive to interest rate changes as a similar non-convertible debt obligation, and generally will have less potential for gain or loss than the underlying stock.

•Additional Risks Affecting Zero Coupon Bonds and Stripped Securities – Zero coupon bonds are corporate or government-issued debt obligations that do not provide for periodic or “coupon” payments of interest, and that are issued at a substantial discount to their face value. The buyer of a zero coupon bond realizes a stated rate of return determined by the gradual accretion in the value of the security. A “stripped” security is a debt obligation that has been transformed into a zero coupon bond by creating a separate, new security comprised of the separate income component of the debt obligation (commonly referred to as an “income only” or “I/O” security) or the separate principal component of the debt obligation (commonly referred to as a “principal only” or “P/O” security).

Because zero coupon bonds do not provide for periodic payments of interest, their value is generally more volatile than the value of a comparable, interest-paying bond. A Fund may also have to recognize income on the bond and make distributions to shareholders before it has received any cash payments on the bond. To generate the cash necessary to satisfy such distributions, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or use cash flows from other sources, including the proceeds from the sale of Fund shares.

Investing in Foreign Equity Securities and Debt Obligations

Investments in foreign equity securities, debt obligations and other investment instruments are subject to the same risks that affect investments in equity securities and debt obligations in the United States. Additionally, foreign investments are subject to other risks which are summarized below.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

72

Additional Information

•Identifying Foreign Investments – Except as otherwise stated under the caption “Principal Investment Strategies” for any Fund, investments are considered “foreign” or having been made “outside the United States” if at the time the investment is made by a Fund the issuer of the investment is domiciled outside the United States, or the issuer is determined by Thornburg to be tied economically to a country other than the United States. Thornburg considers the following material factors in determining if an investment is tied economically to one or more countries other than the United States: (i) whether the issuer is included in a benchmark index intended to measure the performance of markets outside the United States (e.g., the MSCI All Country World Ex USA Index); (ii) whether the issuer is organized or headquartered in a non-United States country or maintains most of its assets in one or more such countries; (iii) whether the issuer has a primary listing for its equity securities on a stock exchange of a non-U.S. country; or (iv) whether the issuer derives a majority of its profits, revenues, sales, or income from one or more non-U.S. countries. For this purpose, an issuer of a security may be considered tied economically to a country outside the United States even if it also has significant economic exposures to the United States. In addition, the application of these factors is inevitably complex and not precise in certain respects, companies may be economically tied to a number of countries (including the United States), and different persons may evaluate these factors differently and reach different conclusions as to whether or not a given issuer or its securities would be considered foreign or tied economically to countries other than the United States. See also “Developing Country Risk” below for a discussion of factors that Thornburg considers in determining if an investment by the Fund is an investment in a developing country.

•General Risks Affecting Foreign Investments – Foreign investments may be subject to greater political risk, including expropriation or nationalization of assets, confiscatory taxation, currency exchange controls, excessive or discriminatory regulations, trade protections, and restrictions on repatriation of assets and earnings to the United States. In some countries, there may be political instability or insufficient governmental supervision of markets, and the legal protections for a Fund’s investments could be subject to unfavorable judicial or administrative decisions or changes. Accounting and investment disclosure standards may be different or less reliable. Markets in some countries may be more volatile, and subject to less stringent investor protection and disclosure requirements and it may be difficult to sell securities in those markets. The economies in many countries may be relatively unstable because of dependence on a few industries or economic sectors. Different equity and debt markets may behave differently from each other, and in particular, foreign markets may move in different directions from each other and United States markets.

•Foreign Currency Risks – Foreign investments, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. Fluctuations in currency valuations may occur for a number of reasons, including market and economic conditions, or a government’s decision to devalue its currency or impose currency controls. Thornburg may seek to hedge foreign currency risks, but its hedging strategies may not be successful, or its judgments not to use hedging strategies may not correctly anticipate actual conditions and result in loss or higher costs to a Fund. Furthermore, any hedging strategy that Thornburg pursues, such as the use of currency forward contracts, may involve additional risks.

•Developing Country Risks – As noted in the “Fund Summary” portions of this Prospectus, certain Funds may invest all or a specified percentage of their net assets developing countries, also known as emerging market countries. For this purpose, Thornburg considers the following material factors in determining if an investment by a Fund is an investment in a developing country: (i) whether the issuer is included in the MSCI Emerging Markets Index; (ii) whether the is issuer is organized or headquartered in a developing country or maintains most of its assets in one or more such countries; (iii) whether the issuer has a primary listing for its equity securities on a stock exchange of an developing country; or (iv) whether the issuer derives a majority of its profits, revenues, sales, or income from one or more e developing countries. Currently, Thornburg considers developing countries to include most Central and South American, African, Asian (including the Middle and Near East, and the Indian subcontinent) and Central and Eastern European nations. Foreign investment risks may be more pronounced in developing countries. The economies of developing countries may be less diversified and dependent on one or a few industries, or may be dependent to a greater degree on exports of commodities or manufactured goods. For example, an economy that is dependent upon exports of commodities such as minerals or agricultural products may present increased risks of nationalization or other government interference, unavailability of capital or other resources, price volatility caused by fluctuating demand and competition from other producers of the commodities or substitute commodities. Developing countries often have less developed government institutions and legal systems, limited transportation and communications infrastructure, limited health and social resources, and are located in regions that may be politically unstable and in some locations may be more subject to unusual weather and other natural conditions. Consequently,

73

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

business operations in those countries may be more vulnerable to corruption and crime, weak or inconsistent regulatory agencies and procedures, transportation and communications delays and disruptions, natural disasters and health and environmental conditions, more limited access to materials and resources and regional political and military events. Investments in developing countries may be particularly vulnerable to fluctuations in market valuations because of the small size of some issuers and the limited size and illiquidity of investments and some markets on which investments are traded, manipulation or speculation in these markets, and inefficiencies in local markets and exchanges. Other significant risks to investments in developing countries include local limitations on ownership by foreign persons, less developed legal protections for investors and the custodians and depositories through which a Fund holds investments in foreign countries, unreliable or limited information about issuers or economic conditions, restrictions on foreign ownership or repatriation of earnings, delays in conducting purchases or sales of investments, high inflation rates, changes in exchange rates and controls, higher costs or limitations on converting foreign currencies, higher national debt levels, and abrupt changes in governmental monetary and fiscal policies.

•Risks of Debt Issued by Foreign Governments – Debt obligations may be issued by foreign governments and their agencies and instrumentalities, including the governments of developing countries and “supra-national” entities such as the International Bank for Reconstruction and Development (commonly called the “World Bank”). A Fund’s investments in these foreign debt obligations may be denominated in U.S. dollars or in foreign currencies. These securities, even if denominated in U.S. dollars, may be affected significantly by fluctuations in the value of foreign currencies, and the value of these securities in U.S. dollars may decline even if the securities increase in value in their home country. The governmental issuers of these debt obligations may be less willing or able than the U.S. to repay principal and interest when due, and may require that the terms for payment be renegotiated. In some countries there may be political instability or insufficient government supervision of markets, and the legal protections for the Fund’s investments could be subject to unfavorable judicial or administrative changes. These risks may be more pronounced for a Fund’s investments in debt obligations issued by developing countries.

•Risks Affecting Specific Countries or Regions – From time to time, a significant portion of the assets of Global Opportunities Fund, International Equity Fund, International Growth Fund, Developing World Fund and Investment Income Builder Fund may be invested in issuers that are economically exposed to one country or region. In that event, the Fund’s share value may be more susceptible to conditions and developments in that country or region and potentially more volatile than the share value of a more geographically diversified fund. In certain cases, investors in issuers from such countries or regions may not have the same transparency into the accounting and governance standards of those issuers as they may have for companies located in the U.S., and as a result it may be more difficult to identify fraudulent practices that may adversely affect a company’s share price. The nature and degree of the risks affecting a given country or region, and the extent of a Fund’s exposure to any such country or region, is expected to vary over time. Fund shareholders can find more information about the countries in which each Fund is invested and the percentage of each Fund’s investment in such countries in the most recent annual and semi-annual reports to shareholders.

•Risks Affecting Investments in China – In recent years, a significant portion of the assets of the International Equity Fund and the Developing World Fund have been invested in companies exposed to China. Investments in China involve a number of risks, some of which may be different from, or greater than, risks of investing in other countries or regions. The Chinese economy may be adversely affected if the Chinese government decides not to continue to support economic reform programs or to expand restrictions on foreign investments or the repatriation of capital, if China or its trading partners implement new tariffs or other trade barriers, or in the event of regional conflicts. Chinese issuers have the ability to suspend the trading of their equity securities, which may result in sudden and significant reductions in the liquidity of certain issuers’ shares or increases in the price volatility of those shares or in the broader Chinese securities market. Investments in China may also be subject to the risk of nationalization, expropriation, or confiscation of assets or property by the Chinese government. In certain cases, investors in Chinese issuers may not have the same transparency into the accounting and governance standards of Chinese companies as they may have for companies located in the U.S. or in other foreign countries, and as a result it may be more difficult to identify fraudulent practices that may adversely affect a Chinese company’s share price. Compared with the U.S. equity market, the equity market in mainland China is dominated by retail investors, and the trading patterns of those investors may contribute to a higher degree of market volatility in the Chinese market, especially during periods of market stress. In addition, investments by a Fund in shares which are listed on the stock markets in mainland China and are traded in Chinese renminbi (i.e., Chinese “A-Shares”) are subject to increased risks relating to currency fluctuations, because a Fund may not be able to dispose of its A-shares in a timely manner on days when the markets in mainland China are closed, or because of connectivity problems involving the trading program through which the Fund purchases and sells such A-shares.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

74

Additional Information

While these risks are particularly significant for a Fund’s investments in issuers located in the People’s Republic of China, they may also affect a Fund’s investments in issuers located in Hong Kong, Macau, or Taiwan. The nature and degree of the risks affecting China, and a Fund’s exposure to China, is expected to vary over time.

•Risks Relating to Brexit – In 2016, the citizens of the United Kingdom voted to leave the European Union (the “EU”). While the United Kingdom’s withdrawal from the EU (commonly referred to as “Brexit”) took effect in 2020, there remains considerable uncertainty regarding Brexit’s ramifications. Brexit may have a significant impact on the economies of the United Kingdom and Europe as well as the broader global economy, including declines in the prices of financial assets in any or all of those markets, adverse effects on currency exchange rates, increased market volatility, or other consequences which may negatively affect financial markets and the value of the Funds’ investments.

Investing in Municipal Obligations

Municipal debt obligations, which are often called “municipal obligations,” are debt obligations which are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities. Municipal obligations are typically categorized as “general obligation bonds” or “revenue bonds.” General obligation bonds are backed by the credit of the issuing government entity or agency, while revenue bonds are repaid from the revenues of a specific project such as a stadium, a waste treatment plant, or a hospital. Municipal obligations include notes (including tax exempt commercial paper), bonds, municipal leases and participation interests in these obligations.

•General Risks Affecting Municipal Obligations – Municipal obligations are subject to the same risks affecting other debt obligations which are described above. Municipal obligations are consequently subject to credit risk, including default and the provisions of bankruptcy, insolvency and other laws adversely affecting or reducing the rights of creditors. Municipal obligations are also subject to interest rate risk, prepayment and extension risk, market and economic risks, together with additional risks specific to municipal obligations, which are summarized below.

•Certain Tax Risks – Many municipal obligations pay interest which is exempt from federal income taxes. Interest which is exempt from federal income tax may, however, be subject to the federal alternative minimum tax or state income taxes. Some municipal obligations pay interest which is subject to both federal and state income taxes. Capital gains and gains from market discount may be subject to federal and state income tax, and may increase the price volatility of municipal obligations when interest rates risk.

•Risks of Changes in the Law – Municipal obligations may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. Consequently, there is the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be adversely affected.

•Loss of Insurance or Downgrade of Insurer’s Credit Rating – Certain municipal obligations in which Funds may invest are covered by insurance for the timely payment of principal and interest. Rating organizations separately rate the claims-paying ability of the third party insurers that provide such insurance. To the extent that obligations held by a Fund are insured by an insurer whose claims-paying ability is downgraded by Moody’s or S&P, the value and credit rating of those debt obligations may be adversely affected, and failure of an insurer coupled with a default on an insured debt obligation held by a Fund would result in a loss of some or all of the Fund’s investment in the debt obligation.

•Risks of Investment in Municipal Leases – Municipal leases are used by state and local governments to acquire a wide variety of equipment and facilities. Municipal obligations, including lease revenue bonds and certificates of participation, may provide the investor with a proportionate interest in payments made by the governmental issuer on the underlying lease. These municipal lease obligations are typically backed by the government’s covenant to budget for, appropriate and make the payments due on the underlying lease. However, certain municipal lease obligations may include non-appropriation clauses, which provide that the governmental issuer has no obligation to make lease payments unless money is appropriated each year for that purpose. If an issuer stopped making payment on the municipal lease, the obligation held by a Fund would likely lose some or all of its value. In addition, some municipal lease obligations may be less liquid than other debt obligations, making it difficult for a Fund to sell the obligation at an acceptable price.

75

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Investing in U.S. Government Obligations

United States Government obligations include U.S. Treasury securities such as U.S. Treasury Bills, U.S. Treasury Notes, and U.S. Treasury Bonds, with various interest rates, maturities and dates of issuance. These U.S. Treasury securities are direct obligations of the U.S. Treasury, backed by the full faith and credit of the U.S. government. U.S. government obligations also may include the obligations of agencies or instrumentalities which are often referred to as “agency obligations.”

•General Risks of Investing in U.S. Government Obligations – U.S. government obligations are subject to the same risks affecting other debt obligations. Although securities backed by the full faith credit of the U.S. government are commonly regarded as having a small risk of default, it is possible that the U.S. government may be unwilling or unable to repay principal and interest when due, and may require that the terms for payment be renegotiated. Further, obligations that are backed by the full faith and credit of the U.S. government remain subject to the other general risks applicable to debt obligations, such as market risks, liquidity risks, and interest rate risks, and may be subject to ratings downgrades. In August 2023, for example, Fitch Ratings downgraded U.S. government debt obligations from AAA-rated to AA+- rated. Additional information about risks of U.S. government obligations that are not full faith and credit obligations is summarized below.

•Risks of Investing in Agency Obligations – U.S. government obligations also include obligations of U.S. government agencies, instrumentalities and government-sponsored enterprises, commonly referred to as “agency obligations.” Some agency obligations are backed by the full faith and credit of the U.S. government, but other agency obligations have no specific backing or only limited support from the agency’s authority to borrow from the U.S. government or the discretionary authority of the Treasury to purchase obligations of the issuing agency. Agencies – particularly those with limited credit support or no legally required support from the U.S. government – could default on their obligations or suffer reductions in their credit ratings. In September 2008, the U.S. government placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”) into conservatorship overseen by the Federal Housing Finance Agency. Since 2009, Fannie Mae and Freddie Mac have also each received significant capital support through the United States Treasury’s purchase of their stock and Federal Reserve loans, and the United States Treasury has announced its expectation that it would continue providing such support in order to prevent either Fannie Mae or Freddie Mac from having negative net worth. Despite these measures, there can be no assurance that Fannie Mae and Freddie Mac will remain successful in meeting their financial commitments under the debt obligations that they issue or guarantee.

Investing in Mortgage-Backed Securities, Participation Interests and Other Mortgage-Related Investments

Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, pools of mortgage loans on real property. Mortgage-backed securities provide shareholders with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Mortgage-backed securities can be backed by either fixed rate or adjustable rate mortgage loans, and some of these securities may be backed by so-called “subprime” mortgages, which are granted to borrowers who, due to their credit history, do not qualify for traditional, prime loans. These securities may be issued by the U.S. government or its agencies and instrumentalities (including, but not limited to, mortgage-backed certificates issued by the Governmental National Mortgage Association (“Ginnie Mae”), Fannie Mae or Freddie Mac or by private issuers. Mortgage-backed securities issued by agencies of the U.S. government may or may not be backed by the full faith and credit of the U.S. government. See “Risks of Investing in Agency Obligations,” above.

•Risks Affecting Mortgage-Backed Securities – Mortgage-backed securities are debt obligations, and are subject to the risks that affect debt obligations generally and which may adversely affect the value of mortgage-backed securities held by the Funds, including credit risk, interest rate risk, market and liquidity risks, prepayment and extension risk and management risk. Because mortgage-backed securities represent interests in underlying mortgages, mortgage-backed securities are subject to the risks associated with those underlying mortgages, including delays or defaults in payments on those mortgages. Subprime mortgages, those securities with limited credit support, or those securities with no legally required support from the U.S. government are more likely to default on their obligations or suffer reductions in their credit ratings. In this regard, see the discussion above respecting “Investing in U.S. Government Obligations.” Mortgage-backed securities issued by private issuers are often supported by some type of insurance or guarantee to enhance the credit of the issuing party. Nonetheless, there is no assurance that the private insurer or guarantor will meet its obligations. Additionally, the trust or other entity that has been organized to administer the pool of mortgages may fail to make distribution payments to investors or otherwise perform poorly.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

76

Additional Information

As with other debt obligations, the market value of mortgage-backed securities varies with changes in prevailing interest rates and changing evaluations of the ability of issuers to meet principal and interest payments. The market value and expected yield of mortgage-backed securities also varies depending on the rate of prepayments on the underlying mortgages. During periods of declining interest rates, more mortgagors can be expected to prepay the remaining principal on their mortgages before the mortgages’ scheduled maturity dates, reducing the value of mortgage-backed securities held by the Fund, and lowering the Fund’s yield as it reinvests the prepayment proceeds at the lower prevailing interest rates. Conversely, during periods of rising interest rates, the rate of prepayment on the underlying mortgages can be expected to slow, and a Fund will not have those additional prepayment proceeds to invest in other securities at the higher prevailing interest rates. Moreover, by increasing the mortgage-backed security’s effective maturity or duration, a slower prepayment rate on the underlying mortgages may increase the volatility of the security’s price in response to further interest rate changes.

Mortgage-backed securities may also include multiple class securities such as collateralized mortgage obligations and real estate mortgage investment conduits. See “Investing in Structured Products,” below, for further discussion of these instruments.

Investing in Other Asset-Backed Securities

Asset-backed securities also may represent interests in pools of assets other than real estate mortgages, such as automobile loans, credit card receivables, student loans, or equipment loans. Interest and principal payments on the underlying loans are passed through to the holders of the asset-backed securities.

•Risks of Other Asset-Backed Securities – As with mortgage-backed securities, asset-backed securities are subject to the risks affecting debt obligations generally and which may adversely affect the value of asset-backed securities held by the Funds, including credit risk, interest rate risk, market and liquidity risks, prepayment and extension risk and management risk. These securities are subject to the risk of default by the issuer of the security and by the borrowers of the underlying loans in the pool. Because the issuers of asset-backed securities may have a limited practical ability to enforce any lien or security interest on collateral in the case of defaults by borrowers, asset-backed securities may present greater credit risks than mortgage-backed securities. As with mortgage-backed securities, the market value and expected yield of asset-backed securities will vary in response to changes in prevailing interest rates and the rate of prepayment on the underlying loans.

Investing in Structured Products

Structured products include mortgage-backed and asset-backed securities, as described above, and also include investments in collateralized mortgage obligations (“CMOs”), real estate mortgage investment conduits (“REMICs”), collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”). Interests in certain structured products are issued to investors by a trust or other special purpose entity that has been organized to hold an underlying pool of debt obligations. For example, CMOs and REMICs are backed by a pool of U.S. government insured mortgage-backed securities (such as Ginnie Mae certificates) and/or other mortgage loans that are not backed by the U.S. government, CBOs are backed by a pool of fixed income obligations (which may include debt obligations that are rated below investment grade), and CLOs are backed by a pool of loans that may include, among others, domestic and non-subordinate corporate loans, including loans rated below investment grade or equivalent unrated loans. Some structured products may be backed by so-called “subprime” mortgages.

CMOs, REMICs, CBOs, CLOs, and CDOs are typically issued in multiple “tranches,” each of which represents a portion or “slice” of the full economic interest in the underlying assets. Each tranche is issued at a specific fixed or floating interest rate and has a final scheduled distribution rate. Principal payments received on the underlying pool of assets are often applied to each tranche in the order of its stated maturity, so that none of the principal payments received in a given period will be distributed to a “junior” tranche until all other, more “senior” tranches are paid in full for that period. The most junior tranche is commonly referred to as the “residual” or “equity” interest.

•Risks of Structured Products – An investment in a structured product entails the same risks associated with an investment in the underlying debt obligations, including credit risk, interest-rate risk, market and liquidity risks, prepayment and extension risk, and management risk. Additionally, an investment in this type of product entails the risks that the distributions from the underlying pool of assets may be inadequate to make interest or other payments to an investor, or that the entity which issues the securities and administers the underlying investment pool will fail to make

77

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

distribution payments, default or otherwise perform poorly. An investment in a junior tranche is subject to a greater risk of depreciation or loss than an investment in a more senior tranche. The market for structured products may also be less liquid than for other debt obligations, making it difficult for a Fund to value its investment or sell the investment in a timely manner or at an acceptable price. Finally, certain structured products may use derivative contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding the assets directly, which may entail additional risks.

Investing in Other Investment Companies

Subject to percentage limitations imposed by the 1940 Act, and provided such investments are otherwise consistent with the Fund’s investment strategies and limitations, a Fund may invest from time to time in shares of other investment companies, including other open-end mutual funds, closed-end mutual funds, business development companies, and exchange traded funds. Shares in another investment company which are held by a Fund would be subject to the same risks that affect the underlying investments of that other investment company. In addition, because each investment company incurs its own operating expenses, a Fund which invests in another investment company indirectly bears the expenses of that investment company. Those underlying expenses are similar to the expenses paid by other businesses owned by the Funds, are not direct costs paid by Fund shareholders, are not used to calculate a Fund’s net asset value, and have no impact on the costs associated with Fund operations.

Each Fund except Limited Term U.S. Government Fund may also invest a portion or all of the Fund’s daily cash balance in Thornburg Capital Management Fund, a separate series of the Trust (the “Capital Management Fund”). The Capital Management Fund’s shares are not publicly available. The Capital Management Fund is not a money market fund, but generally invests in short-term obligations which are determined by Thornburg to be of high quality, with the objective of seeking current income consistent with liquidity management and safety of capital. The Capital Management Fund does not currently pay a separate investment advisory fee or administrative services fee to Thornburg, but Funds which invest in the Capital Management Fund would indirectly bear the other operating expenses of the Capital Management Fund, as described in the preceding paragraph.

Temporary Defensive Positions

For temporary defensive purposes, including when Thornburg determines it is necessary to meet the liquidity needs of the Fund, each Fund may purchase short-term, highly liquid securities including, but not limited to, time certificates of deposit, short-term U.S. government securities, commercial paper, and repurchase agreements. Because such short-term securities tend to generate lower investment returns compared to longer-term investments, investments in these short-term and other securities for temporary periods could reduce a Fund’s ability to attain its investment goals. Investments in such securities could also result in current income subject to federal and state income taxes.

Redemption Risk

If a significant percentage of a Fund’s shares is owned or controlled by a single shareholder, the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its shares may require the Fund to sell securities at less than desired prices, and the Fund’s remaining shareholders may also incur additional transaction costs or adverse tax consequences from such trading activity. Such redemptions could also have a significant negative impact on the Fund’s net asset value and liquidity, and could negatively impact the Fund’s ability to implement its investment strategy.

Cybersecurity and Operational Risk

Operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents may negatively impact the Funds and their service providers as well as the ability of shareholders to transact with the Funds. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, shareholder data, or proprietary information, or cause the Funds or their service providers, as well as securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Funds or their service providers to identify all of the operational risks that may affect th\e Funds or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Funds invest are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Funds invest, leading to significant loss of value.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

78

Additional Information

Organization and Management of the Funds

Organization of the Funds

Each Fund is a diversified series of Thornburg Investment Trust, a Massachusetts business trust (the “Trust”) organized as a diversified, open-end management investment company under a Declaration of Trust. The Trustees are authorized to divide the Trust’s shares into additional series and classes.

Investment Advisor

The Funds are managed by Thornburg Investment Management, Inc. (“Thornburg”), a registered investment advisor since 1982. Thornburg performs investment management services for each Fund under the terms of an Investment Advisory Agreement, which specifies that Thornburg will select investments for the Fund, monitor those investments and the markets generally, and perform related services. Thornburg also performs administrative services for each Fund under the terms of an Administrative Services Agreement, which specifies that Thornburg will administer, supervise, perform, or direct certain administrative functions necessary or desirable for the operation of the Funds. The fees that Thornburg is entitled to receive under the Investment Advisory Agreement and Administrative Services Agreement are described below under the heading “Investment Advisory and Administrative Services Fees.” Thornburg’s services to the Funds are supervised by the Trustees of Thornburg Investment Trust.

Fund Portfolio Managers

Portfolio management at Thornburg is a collaborative process that encourages contributions from across Thornburg’s investment team. Some Funds have a single portfolio manager, and other Funds have portfolio managers who work together. For Funds with more than one portfolio manager, the portfolio managers typically act in concert in making investment decisions for the Fund, but any portfolio manager may act alone in making an investment decision. Although each Fund’s named portfolio managers are jointly and primarily responsible for day-to-day management of the Fund’s portfolio, those portfolio managers may be assisted by other members of Thornburg’s investment team, including investment analysts, assistant or associate portfolio managers, and portfolio managers for other Thornburg Funds.

The portfolio manager(s) of each Fund are identified in the following table. Following the table is information about each such portfolio manager’s recent business experience. Additional information about portfolio managers, including other accounts they manage, the determination of their compensation, and investments they have in the Funds they manage, is included in the Statement of Additional Information.

Fund Name	Portfolio Manager(s)
Global Opportunities Fund	Brian McMahon
Miguel Oleaga
International Equity Fund	Lei Wang
Matt Burdett
International Growth Fund	Nick Anderson
Emily Leveille
Sean Sun
Developing World Fund	Ben Kirby
Josh Rubin
Charles Wilson
Small/Mid Cap Core Fund	Steven Klopukh
Tim McCarthy
Small/Mid Cap Growth Fund	Steven Klopukh
Tim McCarthy
Investment Income Builder Fund	Matt Burdett
Christian Hoffmann
Ben Kirby
Brian McMahon

79

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Fund Name	Portfolio Manager(s)
Limited Term U.S. Government Fund	Lon Erickson
Christian Hoffmann
Jeff Klingelhofer
Limited Term Income Fund	Lon Erickson
Christian Hoffmann
Jeff Klingelhofer
Core Plus Bond Fund	Lon Erickson
Christian Hoffmann
Jeff Klingelhofer
Strategic Income Fund	Lon Erickson
Ali Hassan
Christian Hoffmann
Jeff Klingelhofer

Nicholas Anderson, cfa, a managing director of Thornburg, has been a portfolio manager of the International Growth Fund since 2021. Mr. Anderson joined Thornburg in 2016 as an equity research analyst, was promoted to senior equity research analyst in 2020, associate portfolio manager in 2021 and portfolio manager in 2021, and was named a managing director in 2021. Prior to joining Thornburg, Mr. Anderson worked for Prudential plc and Eastspring Investments in Hong Kong, Vietnam, and Singapore. Mr. Anderson holds an MBA with honors from the University of Chicago Booth School of Business and a BA with honors from the University of North Carolina at Chapel Hill.

Matt Burdett, a managing director of Thornburg, has been a portfolio manager of Investment Income Builder Fund since 2019 and International Equity Fund since 2021. Mr. Burdett rejoined Thornburg in 2015 as an associate portfolio manager, was promoted to portfolio manager of one of Thornburg’s proprietary investment strategies in 2018, and was named a managing director in 2018. Prior to his rejoining Thornburg, Mr. Burdett spent several years as a senior vice president and portfolio manager at PIMCO, where he co-managed various dividend-oriented strategies. Prior to his time at PIMCO, Mr. Burdett worked as an equity analyst at Thornburg, and before that he was director of healthcare investment banking at CIBC World Markets / Oppenheimer and a medicinal chemist at Sunesis Pharmaceuticals. He holds a bachelor’s degree in chemistry from the University of California, Berkeley and an MBA from the University of Southern California.

Lon Erickson, cfa, a managing director of Thornburg, has been a portfolio manager of Limited Term Income Fund since 2010; a portfolio manager of Limited Term U.S. Government Fund and Strategic Income Fund since 2015; and a portfolio manager of Core Plus Bond Fund since 2023. Mr. Erickson joined Thornburg in 2007 and was named a managing director in 2010. Before joining Thornburg, Mr. Erickson worked for nearly 11 years as an analyst for State Farm Insurance in both the Equity and Corporate Bond departments.

Ali Hassan, cfa, a managing director of Thornburg, has been a portfolio manager of Strategic Income Fund since 2021. Mr. Hassan joined Thornburg in 2013 as a fixed income analyst, became senior fixed income analyst in 2017 and managing director in 2020, and was named portfolio manager of Strategic Income Fund in 2021. Prior to his joining Thornburg, Mr. Hassan worked at Lone Star Funds, Zeo Capital Advisors, and H.I.G. Capital on distressed credit and turnaround private equity investments. He began his career as a credit analyst in Citigroup’s loan origination and loan workout groups. Mr. Hassan graduated from Stanford University with a BA in economics and a BS in mathematical & computational science.

Christian Hoffmann, cfa, a managing director of Thornburg, has been a portfolio manager of Strategic Income Fund since 2018; and a portfolio manager of Investment Income Builder Fund, Core Plus Bond Fund, Limited Term U.S. Government Fund, and Limited Term Income Fund since 2023. Mr. Hoffmann joined Thornburg in 2012 and was named a managing director in 2017. Mr. Hoffmann holds a BA in economics from New York University. Prior to joining Thornburg, Mr. Hoffmann served as a senior credit analyst with H.I.G. Capital in Miami, Florida, where he specialized in distressed debt investments and credit driven special situations. Mr. Hoffmann began his career in the investment banking division of Lehman Brothers.

Ben Kirby, cfa, a managing director and co-head of investments of Thornburg, has been a portfolio manager of Income Builder Fund since 2013 and a portfolio manager of Developing World Fund since 2015. Mr. Kirby joined Thornburg in 2008 as an equity research analyst, and was promoted to associate portfolio manager in 2011. Mr. Kirby holds an MBA from Duke

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

80

Additional Information

University and a BA in computer science from Fort Lewis College. Prior to graduate school, Mr. Kirby was a software engineer at Pinnacle Business Systems in Oklahoma City, Oklahoma.

Jeff Klingelhofer, cfa, a managing director and co-head of investments of Thornburg, has been a portfolio manager of Limited Term U.S. Government Fund, Limited Term Income Fund, and Strategic Income Fund since 2015; and a portfolio manager of Core Plus Bond Fund since that Fund’s inception in 2023. Mr. Klingelhofer joined Thornburg in 2010 and was named a managing director in 2015. Mr. Klingelhofer holds an MBA from The University of Chicago’s Booth School of Business and a BA in economics with a minor in business from The University of California at Irvine. Before joining Thornburg, Mr. Klingelhofer worked for four years at PIMCO, where he was responsible for monitoring portfolio leverage and risk tolerances.

Steven Klopukh, cfa, a managing director of Thornburg, has been a portfolio manager of Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund since 2020. Mr. Klopukh joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. Klopukh was a lead portfolio manager of US small- and mid-cap equity strategies at Allianz Global Investors. Mr. Klopukh holds an MBA with honors from the Booth School of Business at University of Chicago and a BS in economics and finance from Fairleigh Dickinson University.

Emily Leveille, cfa, a managing director of Thornburg, has been a portfolio manager of the International Growth Fund since 2021. Ms. Leveille joined Thornburg in 2021 as a senior equity research analyst, was promoted to portfolio manager in 2021 and was named a managing director in 2021. Prior to joining Thornburg, Ms. Leveille was with Nordea Asset Management in Copenhagen, Denmark, where she was a portfolio manager for emerging market growth strategies after initially joining as an analyst responsible for investments in Latin America. Before Nordea, Ms. Leveille was an analyst with Ashmore Group (Emerging Markets Management) in Washington, DC, and she also worked as a consultant advising multinational corporations in Latin America. Ms. Leveille holds a BA in politics from New York University.

Tim McCarthy, cfa, a managing director of Thornburg, has been a portfolio manager of the Small/Mid Cap Growth Fund since 2020 and the Small/Mid Cap Core Fund since 2022. Mr. McCarthy joined Thornburg Investment Management as a portfolio manager in 2020. Prior to joining Thornburg, Mr. McCarthy spent 17 years at Allianz Global Investors, where he was senior portfolio manager and director for the U.S. Small- & Mid-Cap Growth team, a portfolio manager and analyst on the Small-Cap team, and a member of the Quantitative Analytics & Risk Strategy group. His extensive investment-industry experience includes serving as a portfolio product specialist at FactSet Research Systems. Tim holds a BS in business administration with a concentration in finance from the University of Vermont. He is a member of the CFA Society of San Francisco.

Brian J. McMahon, the vice chairman of Thornburg Investment Trust and the vice chairman and a managing director and chief investment strategist of Thornburg Investment Management, Inc., has been a portfolio manager of Investment Income Builder Fund since that Fund’s inception in 2002 and a portfolio manager of Global Opportunities Fund since that Fund’s inception in 2006. Joining Thornburg in 1984, Mr. McMahon participated in organizing and managing each Fund of the Trust, served as Thornburg’s president from 1997 until 2016 and as its chief executive officer from 2008 until 2016, as its chief investment officer from 2004 until 2019, and, as chief investment strategist, he serves as a key voice for the investment team and Thornburg clients.

Miguel Oleaga, a managing director of Thornburg, has been a portfolio manager of the Global Opportunities Fund since 2020. Mr. Oleaga joined Thornburg in 2014 as an equity research analyst, was promoted to associate portfolio manager in 2017, was promoted to portfolio manager of one of Thornburg’s proprietary investment strategies in 2018, and was named a managing director in 2019. Prior to his joining Thornburg, Mr. Oleaga worked at Putnam Investments, conducting equity analysis supporting growth, value, and dividend-focused mandates. He held a series of positions of increasing responsibility at Putnam beginning in 2004. He holds a BS in business administration (finance and management specialties) from the University of Massachusetts.

Josh Rubin, a managing director of Thornburg, has been a portfolio manager of Developing World Fund since 2021. Mr. Rubin joined Thornburg in 2017, initially working with the global strategies before being named associate portfolio manager supporting the Developing World strategy in 2018, and portfolio manager in 2021. Before Thornburg, Mr. Rubin worked at Driehaus Capital Management in Chicago, where he was first an associate portfolio manager responsible for emerging markets, and then the portfolio manager of the firm’s Global and certain U.S. strategies. Prior to Driehaus, Mr. Rubin co-managed the emerging markets equity strategy at Marsico Capital Management in Denver, where he was also a senior analyst covering global companies across sectors. Before asset management, Mr. Rubin held investment banking and consulting roles. He earned a BSFS in international politics from the Walsh School of Foreign Service at Georgetown University.

81

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Sean Sun, cfa, a managing director of Thornburg, has served as a portfolio manager of International Growth Fund since 2017. Mr. Sun joined Thornburg in 2012 as an equity research analyst, was promoted to associate portfolio manager in 2015, and was promoted to portfolio manager in 2017. Prior to joining Thornburg, Mr. Sun held portfolio analysis and modeling positions at Bank of America. Mr. Sun holds an MBA with concentrations in finance and entrepreneurship from the University of Chicago Booth School of Business and a BA in economics from the University of California at Berkeley.

Lei Wang, cfa, a managing director of Thornburg, has been a portfolio manager of International Equity Fund since 2006. Mr. Wang joined Thornburg Investment Management in 2004 as an associate portfolio manager and was named a managing director in 2005. His responsibilities also include portfolio management, research, and analysis of companies for investment by other Thornburg equity Funds.

Charles Wilson, PhD, a managing director of Thornburg, has been a portfolio manager of Developing World Fund since 2015. Mr. Wilson joined Thornburg in 2012 as an associate portfolio manager and was promoted to portfolio manager in 2014. Mr. Wilson holds a PhD in geophysics from the University of Colorado at Boulder and a BS in geology from the University of Arizona in Tucson. Mr. Wilson previously served as a co-portfolio manager for Marsico Capital Management in Denver.

Investment Advisory and Administrative Services Fees

Investment Advisory Fees

The following table shows the effective investment advisory fee rate that was paid by each Fund to Thornburg pursuant to the Investment Advisory Agreement during the fiscal year ended September 30, 2023, calculated as a percentage of the Fund’s average daily net assets.

Fund Name	Effective Advisory Fee Rate
Global Opportunities Fund	0.85%
International Equity Fund	0.78%
International Growth Fund	0.85%
Developing World Fund	0.95%
Small/Mid Cap Core Fund	0.87%
Small/Mid Cap Growth Fund	0.88%
Investment Income Builder Fund	0.70%
Limited Term U.S. Government Fund	0.37%
Limited Term Income Fund	0.32%
Core Plus Bond Fund*	0.49%
Strategic Income Fund	0.55%

*The Core Plus Bond Fund commenced operations on October 2, 2023. Accordingly, the investment advisory fee rate shown for the Core Plus Bond Fund is based on the Fund’s breakpoint schedule.

The investment advisory fee rate for each Fund is a blended rate that is calculated in accordance with the following breakpoint schedules, and which will therefore decrease as the Fund’s assets increase and increases as the Fund’s assets decrease:

Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund, Small/Mid Cap Growth Fund, and Income Builder Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.875%
$500 million to $1 billion	0.825%
$1 billion to $1.5 billion	0.775%
$1.5 billion to $2 billion	0.725%
Over $2 billion	0.675%

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

82

Additional Information

Developing World Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.975%
$500 million to $1 billion	0.925%
$1 billion to $1.5 billion	0.875%
$1.5 billion to $2 billion	0.825%
Over $2 billion	0.775%

Limited Term U.S. Government Fund
Net Assets of Fund	Advisory Fee Rate
0 to $1 billion	0.375%
$1 billion to $2 billion	0.325%
Over $2 billion	0.275%

Limited Term Income Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.500%
$500 million to $1 billion	0.450%
$1 billion to $1.5 billion	0.400%
$1.5 billion to $2 billion	0.350%
Over $2 billion	0.275%

Core Plus Bond Fund
NET ASSETS OF FUND	Advisory Fee Rate
0 up to $500 million	0.49%
$500 million up to $1 billion	0.46%
$1 billion up to $1.5 billion	0.43%
$1.5 billion up to $2 billion	0.40%
Over $2 billion	0.37%

Strategic Income Fund
Net Assets of Fund	Advisory Fee Rate
0 to $500 million	0.750%
$500 million to $1 billion	0.675%
$1 billion to $1.5 billion	0.625%
$1.5 billion to $2 billion	0.575%
Over $2 billion	0.500%

A discussion regarding the basis for the approval of each Fund’s Investment Advisory Agreement by the Trustees for the period ending October 31, 2024 is contained in the Fund’s Annual Report to Shareholders for the year ended September 30, 2023.

83

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Administrative Services Fees

The administrative services fee payable by each Fund is computed as an annual percentage of the aggregate average daily net assets of all share classes of all of the Funds of the Trust, at a blended rate calculated in accordance with the following breakpoint schedule, and which will therefore decrease as the Trust’s assets increase, and increase as the Trust’s assets decrease:

Net Assets of the Trust	Administrative Services Fee Rate
0 to $20 billion	0.100%
$20 billion to $40 billion	0.075%
$40 billion to $60 billion	0.040%
Over $60 billion	0.030%

Fee Waivers and Expense Reimbursements

Thornburg may from time to time contractually agree to waive fees or reimburse expenses incurred by a Fund, or by certain classes of shares of a Fund, so that the total annual operating expenses of that Fund or class do not exceed a specified percentage of average daily net assets (an “expense cap”). For additional information about whether your Fund, or any share class thereof, is currently the subject of a contractual fee waiver and expense reimbursement agreement, see the Fund’s Annual Fund Operating Expenses table, and the footnotes thereto, in the first part of this Prospectus. Thornburg may recoup fees waived or expenses reimbursed in any fiscal year if, during that same fiscal year, the Fund’s total annual operating expenses fall below the expense cap that was in place at the time that those fees or expenses were waived or reimbursed. Thornburg will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment. Fee waivers or reimbursement of expenses for a Fund or class will boost its performance, and recoupment of waivers or reimbursements will reduce its performance.

Pricing Fund Shares

The Funds are open for business each day the New York Stock Exchange (“NYSE”) is open. On each such day, the Funds normally calculate their net asset values (“NAVs”) for each class of shares as of 4:00 p.m. Eastern Time. The Funds will not treat an intraday suspension, disruption or closure in NYSE trading as a closure of the NYSE and will therefore continue to calculate NAVs as of 4:00 p.m. ET on those days. The NAV of each class of shares of a Fund is calculated by adding the value of all of the assets attributable to that class, subtracting the liabilities attributable to that class, and then dividing that result by the number of shares of that class that are outstanding.

For purposes of calculating the NAV of each class of shares of a Fund, the assets attributable to that class are valued each business day in accordance with the Trust’s valuation policies and procedures. Pursuant to those policies and procedures, securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Debt obligations held by a Fund have a primary market over the counter and are valued by an independent pricing service approved by Trustees of the Trust. Commercial paper with a remaining maturity of 60 days or less is valued by Thornburg at amortized cost, subject to regular confirmation through the use of valuations obtained from the Fund’s custodian or an independent pricing service.

In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, valuation of the Funds’ portfolio investment securities is performed by Thornburg, which has been designated by the Trustees

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

84

Additional Information

of the Trust as the Funds’ “valuation designee,” as that term is defined in rule 2a-5 under the 1940 Act. Thornburg performs this valuation function in accordance with policies and procedures that have been adopted by Thornburg and approved by the Trustees of the Trust (the “Valuation Policy and Procedures”).

In its capacity as the Funds’ valuation designee, Thornburg makes good faith determinations of the fair value of portfolio securities for which market quotations are not readily available, and otherwise complies with and administers the Valuation Policy and Procedures. Thornburg performs those functions in significant measure through its Valuation and Pricing Committee (the “Committee”), though Thornburg may also obtain the assistance of others, including professional pricing service providers selected and approved by the Committee. In accordance with the Valuation Policy and Procedures, the Committee: assesses and manages the material risks associated with determining the fair value of those Fund investments for which market quotations are not readily available; selects and applies methodologies for determining and calculating such fair values; periodically reviews and tests the appropriateness and accuracy of those methodologies; monitors for circumstances that may necessitate the use of fair value; and approves, monitors, and evaluates pricing services engaged to provide evaluated prices for the Funds’ investments. The Committee provides reports on its activities to the Trustees’ Audit Committee, which is responsible for overseeing the Committee’s and Thornburg’s work in discharging the functions under the Valuation Policy and Procedures.

A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Committee are exceeded, foreign equity investments held by a Fund may be valued using alternative methods.

In any case when a pricing service provider fails to provide a valuation for a debt obligation held by a Fund, or where the Committee determines that a valuation obtained from a pricing service is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee will calculate a fair value for the obligation using alternative methods under Valuation Policy and Procedures.

In instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating such valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.

When you purchase or sell Fund shares, those shares are priced at the NAV next determined after your order is received in proper form. “Proper form” means that you have provided sufficient information necessary to process your request as outlined in this Prospectus, including any required signatures, documents, payment and Medallion Signature Guarantees. If a purchase or sale order is provided on your behalf by a financial intermediary that is authorized to transmit such orders, or by an authorized designee of that financial intermediary, then the order will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by your intermediary or its designee. If you hold your shares directly, instead of through a financial intermediary, purchase or sale orders will generally be deemed to have been received by the Fund at the time that the order was first received in proper form by the Fund’s Transfer Agent.

Purchasing Fund Shares

General Information about Fund Share Purchases

Class R3, Class R4, Class R5, and Class R6 shares are generally only available to employer sponsored retirement plans where the employer, administrator, sponsor, or other related person has entered into an agreement to make those shares available to plan participants, under terms specified from time to time by Thornburg. Retirement plans wishing to make Class R3, Class R4,

85

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Class R5 or Class R6 shares available to plan participants should contact a financial intermediary authorized to sell shares of the Funds. Class R6 shares must generally be held through plan level or omnibus accounts on the books of a Fund.

For this purpose, employer-sponsored retirement plans include: group profit sharing and money purchase pension plans; defined benefit plans and nonqualified deferred compensation plans; multi-participant health savings accounts; and plans described in Sections 401(k), 403(b) and 457 of the Internal Revenue Code.

Employer-sponsored retirement plans do not include: retail non-retirement accounts; individual retirement accounts (“IRAs”); Roth IRAs; SIMPLE IRAs; individual profit sharing plans; individual 403(b) plans; Simplified Employee Pensions (“SEPs”); SAR-SEPs; 529 tuition programs; Coverdell Educational Savings Accounts; individual health savings accounts; individual 401(k) plans; and 401(k) plans that are not administered by a professional plan administrator or where the plan administrator is not set up to administer Class R shares (i.e., small employer 401(k) plans). Accordingly, the foregoing investors are generally not eligible to purchase Class R3, Class R4, Class R5, or Class R6 shares.

Employees, officers, trustees, directors of any Thornburg Fund or Thornburg company, and families and trusts established for the benefit of any of the foregoing, may purchase Class R6 shares provided that those shares are held in an account directly with Thornburg Securities LLC (“TSL”), the Funds’ distributor. Class R6 shares also may be available to purchasers who hold their shares in an account directly with TSL and who are determined under procedures established by the Trustees to have acquired their shares under special circumstances not involving any sales expenses to the Fund or TSL, and not involving any expected administrative services exceeding services customarily provided for Class R6 shares.

Before opening an account to purchase Fund shares, please note the following:

•Shares of the Funds are only available for purchase by those U.S. citizens, resident aliens, and U.S. entities that have an address in the U.S. or its territories (including U.S. military or diplomatic addresses) and a valid U.S. social security number, employer identification number, or other taxpayer identification number (TIN) issued by the U.S. Internal Revenue Service. Non-U.S. persons who meet the customer identification and verification requirements under the Trust’s Anti-Money Laundering Policy may be accepted in the sole discretion of Thornburg.

•You may add to your plan account by contacting your plan administrator.

•Federal law requires us to obtain, verify and record information which identifies each person who opens an account. When you open an account, you will be asked to supply your name, address, date of birth, Social Security or tax identification number and other information identifying you. Furthermore, legal entity customers may be asked to provide verification and identification information about their ultimate beneficial owners and control persons. We are required to reject any new account application if the required information is not provided.

•A Medallion Signature Guarantee may be required for certain transactions, as described in the respective account application and/or shareholder form.

•Each Fund reserves the right to suspend the offering of shares for a period of time. Each Fund also reserves the right to reject any specific purchase order.

Purchasing and Holding Shares through a Financial Intermediary

Class R3, Class R4, Class R5, and Class R6 shares are generally only available to employer sponsored retirement plans through a financial intermediary, such as a securities broker-dealer, a bank, trust company or other financial institution that provides recordkeeping services to employer-sponsored retirement plans. The intermediary will typically provide a range of services for the convenience of the plan or the plan participants, which may include holding Fund shares of record for the participants, issuing account statements, executing transactions, distributing dividends and redemption proceeds, and assisting with tax reporting.

Financial intermediaries that offer shares of the Funds are not agents or otherwise acting on behalf of the Funds, Thornburg, TSL, or the Funds’ Transfer Agent, and none of those persons audit the operations of such financial intermediaries. The plan is responsible for selecting the intermediary, and none of the Funds, Thornburg, TSL, or the Funds’ Transfer Agent are responsible for errors or omissions by such financial intermediaries, including failures or delays in crediting the plan or its participants for dividends or redemption proceeds, errors in account statements or other reports, errors in executing purchases or sales of

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

86

Additional Information

shares, delays in reports, electronic hacking or other cyber events affecting the plan’s accounts with an intermediary, or for any loss to the plan or its participants due to a failure or insolvency of the intermediary, the intermediary’s loss of property or funds, or other acts or omissions by the intermediary. Plans should therefore exercise care in selecting a financial intermediary.

When Fund shares are purchased through a financial intermediary, note that the intermediary may impose a charge or fee for that service, the amounts of which may differ depending on the class of shares owned, the identity of the financial intermediary, how the Fund shares are held, and other factors. The intermediary may also impose investment minimums, investment limits, or purchase procedures that differ from those described in this Prospectus, or it may waive investment minimums. Please confer with your financial intermediary to discuss those topics.

Financial intermediaries may also receive certain payments from the Funds, Thornburg, or TSL in respect of the purchase and sale of Fund shares and as compensation for shareholder support and account maintenance services. See “Other Information About the Funds; Compensation to Financial Intermediaries” below for more information.

Selling Fund Shares

General Information about Fund Share Redemptions

Please contact your retirement plan administrator if you wish to sell shares of any Fund. Your plan administrator will conduct the transaction for you, or provide you with the means to conduct the transaction yourself.

Your shares will be redeemed by the Fund at the NAV per share next determined after your redemption request is received in proper form.

Payment for redeemed shares normally will be made by the Fund’s Transfer Agent as soon as practicable and typically within two business days, and in most cases within seven days, after receipt of a properly executed request for redemption. However, the Fund may hold payment on redemptions until it is reasonably satisfied that any investment previously made by check has been collected, which can take up to 15 business days. Additionally, if you hold your shares directly with the Fund, the Fund’s Transfer Agent is permitted to place a temporary hold on the disbursement of redemption proceeds to you if: (a) you are a natural person age 65 or older, or a natural person age 18 and older who the Transfer Agent reasonably believes has a mental or physical impairment that renders you unable to protect your own interests; and (b) the Transfer Agent has a reasonable belief that the redemption request is part of a scheme to financially exploit you. No interest is accrued or paid on amounts represented by uncashed distribution or redemption checks.

The Funds may suspend the right of redemption and may postpone payment when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by rules of the Securities and Exchange Commission during an emergency which makes it impractical for the Funds to dispose of their securities or fairly to determine net asset value, or during any other period specified by the Securities and Exchange Commission in a rule or order for the protection of investors.

Redemption proceeds are normally paid in cash. Each Fund generally expects to meet redemption requests out of its holdings of cash, or by selling portfolio investments to generate cash to meet those requests. If considered appropriate by Thornburg, and subject to terms and conditions approved by the Trustees, a Fund may pay redemption proceeds in portfolio securities rather than cash.

Note that your financial intermediary may impose a charge or fee for redeeming Fund shares, and may impose other restrictions or apply other procedures to your redemption. Please confer with your financial intermediary to discuss those topics.

Medallion Signature Guarantees

Some redemption requests will require a Medallion Signature Guarantee or other evidence of identity or authority. These requirements are intended to protect you and your Fund from fraud. We will require a Medallion Signature Guarantee or other evidence we specify when certain changes are made to account information, a check is mailed to a different address than shown on our records, a check is requested payable to a third party, redemption proceeds are transferred to another account on our records, or certain other circumstances.

You must obtain a Medallion Signature Guarantee from a bank, broker dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, savings association or participant in the Securities Transfer Agent Medallion Program (“STAMP”). The STAMP Medallion imprint is the only signature guarantee that will be accepted. A notary public cannot provide a Medallion Signature Guarantee.

87

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Exchanging Fund Shares

As a shareholder, you generally have the privilege of exchanging Class R3, Class R4, Class R5 or Class R6 shares of a Fund for the same class of shares of another Fund. You should contact your plan administrator for information about any fees or other requirements that your employer-sponsored retirement plan may impose on such exchanges.

Each Fund reserves the right to refuse any exchange, or temporarily or permanently terminate or modify your exchange privilege for any reason, including if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, exchanges appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for this purpose. Termination of the exchange privilege or refusal of any exchange does not restrict a shareholder’s right to redeem shares of any Fund.

The Funds Offer Different Share Classes

The specific share classes offered by each Fund through this Prospectus are described for each Fund in the first part of the Prospectus. Each Fund may also offer one or more other classes of shares that are not offered through this Prospectus. Each of a Fund’s shares represents an equal undivided interest in the Fund’s assets, and each share class of a Fund has the same investment objective(s) and a common investment portfolio. However, each share class has varying annual expenses and sales charge structures, which will affect performance.

Financial intermediaries that offer Fund shares to their customers determine which share classes to make available, and are responsible for advising you as to which of those share classes is appropriate for you. Financial intermediaries may receive different compensation for selling different classes of shares. If you are investing in Fund shares through a financial intermediary, you should contact your intermediary to obtain information respecting the different share classes of the Funds. You can also obtain more information about the Fund’s shares by contacting TSL at 1-800-847-0200.

No sales charge, contingent deferred sales charge or redemption fee is currently imposed on the purchase or redemption of Class R3, Class R4, Class R5 or Class R6 shares.

Class R3 and Class R4 shares of a Fund are subject to a Rule 12b-1 Service Plan, which provides for payment by the Fund to TSL, or to such other persons as TSL may direct, of up to 0.25% of the class’s average annual net assets each year for expenses incurred by TSL, or by other persons at the request or direction of TSL or the Trust, for shareholder and distribution-related services. Class R3 shares are also subject to a Rule 12b-1 Distribution Plan providing for payment to TSL or to such other persons as TSL may direct, of up to 0.25% of the class’s average annual net assets for the sale and distribution of the Fund’s Class R3 shares and to pay for commissions and other distribution expenses. Because these fees are paid out of the class’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Class R5 shares of each Fund are subject to a Rule 12b-1 Service Plan, which permits each Fund to pay TSL or to such other persons as TSL may direct, for expenses incurred by TSL, or by other persons at the request or direction of TSL or the Trust, for shareholder and distribution-related services. The maximum annual payment under the plan for Class R5 shares is 0.25% of the class’s average annual net assets, but Thornburg currently has no intention to seek payment under the plan for Class R5 shares. Because this fee would be paid out of the class’s assets on an ongoing basis, over time this fee would increase the cost of your investment and may cost more than paying other types of sales charges.

Class R6 shares do not have a Rule 12b-1 plan.

Other Information about the Funds

Please contact your plan administrator for information respecting your account. Additionally, please visit Thornburg’s website at Thornburg.com for helpful information 24 hours a day. Shareholders should note that certain methods of contacting Thornburg may be unavailable or delayed following a natural disaster, cybersecurity incident, or other force majeure event.

Compensation to Financial Intermediaries

Amounts that could be paid by each Fund to a financial intermediary in connection with rule 12b-1 plans, if any, are displayed for each Fund under the caption “Fees and Expenses of the Fund” in the front portion of this Prospectus. Additional information about those 12b-1 plan payments also appears above under the heading “The Funds Offer Different Share Classes.”

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

88

Additional Information

With respect to Class R3, Class R4, or Class R5 shares, Thornburg and TSL may pay amounts from their own resources to financial intermediaries in connection with the financial intermediaries’ marketing and promotion of those shares of a Fund. These amounts may be in the form of commissions, finder’s fees or similar cash incentives, “revenue sharing,” marketing or advertising support, or payments to assist in transaction processing and administrative support. A financial intermediary may pay additional compensation to its representatives who sell Fund shares or to third party intermediaries with whom the financial intermediary has agreements to sell Fund shares. Thornburg or TSL also may provide non-cash compensation to financial intermediaries, including travel and lodging in connection with seminars or other educational programs. Because a financial intermediary may have a financial incentive to recommend a particular mutual fund to the intermediary’s customers if the intermediary receives payments or other support from that fund’s affiliates, investors who hold their Fund shares through a financial intermediary should consult with that intermediary and carefully review any disclosure by that intermediary respecting the intermediary’s compensation. Neither Thornburg nor TSL pay any commission, compensation, revenue sharing, market support, or other such amount to financial intermediaries with respect to Class R6 shares.

With respect to Class R3, Class R4, or Class R5 shares, the Funds may pay amounts to financial intermediaries to compensate those intermediaries for shareholder support and account maintenance services that the intermediaries provide to their customers who own Fund shares. The Funds may make such payments to the extent the services provided by these financial intermediaries replace services which would otherwise be provided by the Funds’ transfer agent or other persons hired directly by the Funds. The services provided by these financial intermediaries may include account administration, recordkeeping, subaccounting and subtransfer agency, transaction processing, and distribution of Fund prospectuses, shareholder reports and other information. Thornburg also may pay amounts from its own resources to financial intermediaries for those services. In certain circumstances, these amounts will not be paid to financial intermediaries in respect of accounts the value of which has decreased below the applicable account minimum. Neither the Funds nor Thornburg pay any amount to financial intermediaries with respect to Class R6 shares for shareholder support, account maintenance or administration, recordkeeping, subaccounting or subtransfer agency, transaction processing, or similar service.

In addition to the amounts described above, some financial intermediaries may charge their account holders transaction fees, account or “wrap” fees and other amounts, which the investor can learn about by asking the investor’s financial intermediary.

Inactive Accounts

Under certain states’ laws, the assets within a financial account will be deemed to have been abandoned if the account is inactive for a specified period of time. The factors used to determine whether an account is inactive vary from state to state, but may include a shareholder’s failure to cash a check, update their mailing address, or respond to Fund inquiries within the specified time period. For this purpose, your last known address of record with the Funds will determine which state has jurisdiction over your account. If the assets within your account are deemed to be abandoned in accordance with the relevant state’s laws, the Fund may be legally obligated to transfer those assets to that state’s unclaimed property administrator. You are responsible for ensuring that your account is not “abandoned” for purposes of these state escheatment laws, and neither the Fund nor its agents will be liable to you or your representatives for good faith compliance with those laws.

The State of Texas has enacted a law which allows Texas residents to designate a representative who can be contacted if the assets in your Fund account are at risk of being considered abandoned and turned over to the State. The designated representative will not have any rights or access to your mutual fund shares and will only receive notice if your property is deemed abandoned. If you are a resident of Texas and wish to designate such a representative, please complete the Unclaimed Property Designation of Representative form located on the website of the Texas Comptroller of Public Accounts at https://comptroller.texas.gov/programs/claim-it/report/ forms/index.php, and return that completed form to the Fund.

Excessive Trading

Excessive trading of Fund shares in anticipation of short-term fluctuations in the market may make it very difficult to manage a Fund’s investments and may hurt Fund performance and longer-term shareholders. When excessive trading occurs, a Fund’s longer-term shareholders may experience diminished returns, and the Fund may have to sell portfolio securities or maintain higher cash balances to have the cash necessary to redeem the traders’ shares. This can happen at a time when it is not advantageous to sell any securities or maintain cash balances, which may harm a Fund’s performance. Additionally, purchases and sales of portfolio securities in response to excessive trading activity may increase a Fund’s transaction costs.

89

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Thornburg Investment Trust discourages excessive trading and does not accommodate trading it identifies as excessive. The Trustees have adopted policies and procedures intended to deter excessive trading where it may be potentially harmful to the Fund or its shareholders. Those policies and procedures delegate to Thornburg the task of monitoring trading activity in the Funds to identify excessive trading. In determining whether particular trading activity constitutes excessive trading, Thornburg may consider various factors, including the nature of securities held by a Fund (including whether any significant portion of the Fund’s securities is traded on foreign exchanges, is thinly traded or is less liquid), the cash position of the Fund, and the risk to the Fund that frequent traders of its shares may take advantage of fluctuations in the values of the Fund’s portfolio securities. There is no assurance that these procedures will be effective in all cases. Additionally, trade monitoring methods are by their nature subjective, and involve the exercise of judgment. Thornburg seeks to make these judgments uniformly and in a manner it believes is consistent with the Funds’ investment objectives and the interests of the shareholders who pursue those objectives. These policies and procedures may be changed at any time, without notice.

Purchase orders (including the purchase side of an exchange transaction) may be restricted or refused by any Fund if, in Thornburg’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objectives and policies, the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets, the purchases appear to coincide with a market timing strategy, or if Thornburg believes the Fund otherwise may be adversely affected. Accounts believed by the Funds to be under common ownership or control, including accounts with the same tax identification number, may be counted together for this purpose. The Funds reserve the right to refuse purchase orders or exchanges into any Thornburg Fund by any person (including all participants in a retirement plan or omnibus account when any participants trade excessively).

Many Fund shares are now held through financial intermediaries who hold shares for investors through omnibus accounts or other arrangements where Thornburg cannot identify the investors from the records of the Transfer Agent. Pursuant to applicable rules under the 1940 Act, the Trust, Thornburg or TSL will enter into an agreement with each firm that establishes omnibus accounts through which Fund shares are traded. Under the terms of those agreements, the omnibus accountholder agrees upon request to provide Thornburg with certain information regarding investors who trade in Fund shares through the omnibus account, and to restrict or prohibit further purchases or exchanges of Fund shares by any investor who Thornburg has identified as having engaged in excessive trading activity within the omnibus account. While the receipt of this information may help Thornburg monitor excessive trading activity, there is no assurance that all such activity within an omnibus account will be detected or terminated. The financial intermediaries who hold shares through omnibus accounts may also implement procedures, separate from the procedures that Thornburg implements, to monitor and restrict trading by their customers that the intermediaries perceive to be excessive.

Dividends and Distributions

The Funds expect to distribute substantially all of their net investment income and realized net capital gains, if any, to shareholders each year. Net investment income of a Fund primarily consists of stock dividends (if it holds equity securities) and interest received on debt obligations (if it holds debt obligations), reduced by expenses of the Fund. Net capital gains are the gains realized by a Fund upon sales of investments, reduced by losses realized upon sale of investments. Limited Term U.S. Government Fund, Limited Term Income Fund, Core Plus Bond Fund, and Strategic Income Fund each declares dividends from its net investment income daily and pays those dividends monthly. Investment Income Builder Fund typically declares dividends from net investment income daily and pays those dividends quarterly. Global Opportunities Fund, International Equity Fund, Developing World Fund, and Small/Mid Cap Core Fund typically declare and pay dividends from any net investment income annually, International Growth Fund and Small/Mid Cap Growth Fund are expected to follow the same practice in any periods when they have net investment income. Dividends from net investment income may fluctuate. Each Fund will distribute net realized capital gains, if any, at least annually. Capital gain distributions will normally be declared and payable in November.

Dividends from Net Investment Income

Your dividend distributions, if any, will be automatically invested in additional shares of your Fund at the next determined net asset value.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

90

Additional Information

Capital Gains

Your capital gain distributions, if any, will be automatically reinvested in additional shares of the Fund at the next determined net asset value.

Shares of any Thornburg Fund purchased through reinvestment of dividend and capital gain distributions are not subject to sales charges. No interest is accrued or paid on amounts represented by uncashed redemption or distribution checks.

Taxes

Federal Taxes – In General

Certain general aspects of federal income taxation of individual shareholders are discussed below. Prospective investors should consult their own tax advisors concerning federal, state and local tax consequences respecting investments in the Funds. In particular, purchasers are cautioned to seek the advice of their own advisors respecting the tax consequences of contributions to their plan account, and distributions from their plan account, which are not addressed in this brief discussion.

Federal Tax Treatment of Distributions

Distributions to qualified retirement plan accounts are not generally subject to federal income tax under current law. Distributions to accounts which are not tax qualified will be subject to federal income tax.

Distributions to taxable accounts representing net investment income, income realized upon amortization of market discount on debt obligations, net short-term capital gains, and net gains from certain foreign transactions, if any, generally are taxable to the shareholder as ordinary income, whether received in cash or additional shares. Subject to holding period requirements, the portion of distributions which is “qualified dividend income” because it is attributable to certain corporation dividends is taxed to noncorporate shareholders at reduced rates of federal income tax applicable to long-term capital gains. Distributions of net long-term capital gains, if any, will be treated as long-term capital gains regardless of the length of time the shareholder has owned the shares.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates, and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose distributions of income dividends and capital gains paid by the Funds and otherwise includible in adjusted gross income, and capital gains recognized on the sale, redemption or exchange of Fund shares. Prospective investors should confer with their own tax advisors respecting this Medicare contribution tax.

Federal Tax Treatment of Sales or Redemptions of Shares

An investor’s redemption of Fund shares or exchange of shares for shares of another Fund through a qualified retirement plan account is not generally subject to federal income tax under current law unless the transaction results in a distribution to the investor. A taxable shareholder’s redemption of Fund shares or exchange of shares for shares of another Fund will be a taxable transaction for federal income tax purposes, and the shareholder will recognize gain or loss in an amount equal to the difference between the shareholder’s basis in the shares and the amount received on the redemption or exchange.

91

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years (or if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for all periods through September 30, 2023 for each Fund appears in the financial statements for the Fund, which have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm.

The report of PricewaterhouseCoopers LLP, together with each Fund’s financial statements, is included in each Fund’s Annual Report, which is available upon request.

The financial highlights for the Core Plus Bond Fund are not provided because the Core Plus Bond Fund commenced operations on October 2, 2023.

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

92

Thornburg Global Opportunities Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods Are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS R3 SHARES
2023	$27.37	0.61	5.28	5.89	(0.27)	(0.79)	—	(1.06)	$32.20
2022	$38.81	0.20	(6.69)	(6.49)	(0.40)	(4.55)	—	(4.95)	$27.37
2021	$31.38	0.42	9.31	9.73	—	(2.30)	—	(2.30)	$38.81
2020	$27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$31.38
2019	$29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$27.28
CLASS R4 SHARES
2023	$27.53	0.64	5.30	5.94	(0.32)	(0.79)	—	(1.11)	$32.36
2022	$39.01	0.24	(6.73)	(6.49)	(0.44)	(4.55)	—	(4.99)	$27.53
2021	$31.50	0.49	9.32	9.81	—	(2.30)	—	(2.30)	$39.01
2020	$27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$31.50
2019	$29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$27.32
CLASS R5 SHARES
2023	$27.95	0.79	5.37	6.16	(0.45)	(0.79)	—	(1.24)	$32.87
2022	$39.53	0.38	(6.83)	(6.45)	(0.58)	(4.55)	—	(5.13)	$27.95
2021	$31.84	0.61	9.47	10.08	(0.09)	(2.30)	—	(2.39)	$39.53
2020	$27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$31.84
2019	$30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$27.70
CLASS R6 SHARES
2023	$28.03	0.82	5.40	6.22	(0.49)	(0.79)	—	(1.28)	$32.97
2022	$39.64	0.44	(6.86)	(6.42)	(0.64)	(4.55)	—	(5.19)	$28.03
2021	$31.93	0.70	9.44	10.14	(0.13)	(2.30)	—	(2.43)	$39.64
2020	$27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$31.93
2019	$30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$27.77

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class R3, 1.91%; Class R4, 1.97%; Class R5, 2.41%; Class R6, 2.52%, 2022 would have been: Class R3, 0.56%; Class R4, 0.67%; Class R5, 1.08%; Class R6, 1.24%, and 2021 would have been: Class R3, 1.10%; Class R4, 1.27%; Class R5, 1.60%; Class R6, 1.80%.

(b)Not annualized for periods less than one year.

+Based on weighted average shares outstanding.

93

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Global Opportunities Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of Period (Thousands)

1.94	1.50	2.43	21.76	17.07	$2,761
0.61	1.50	2.40	(19.47)	26.92	$2,639
1.15	1.50	2.07	32.48	25.48	$3,776
0.03	1.50	2.00	16.32	35.63	$3,633
0.55	1.50	2.20	(5.95)	29.12	$4,317

2.00	1.40	2.10	21.82	17.07	$5,023
0.72	1.40	2.09	(19.37)	26.92	$4,573
1.32	1.40	1.83	32.62	25.48	$6,177
0.09	1.40	1.62	16.41	35.63	$5,093
0.71	1.40	1.86	(5.84)	29.12	$9,254

2.43	0.99	1.20	22.32	17.07	$17,592
1.12	0.99	1.38	(19.06)	26.92	$15,512
1.64	0.99	1.36	33.18	25.48	$20,673
0.53	0.99	1.28	16.89	35.63	$32,817
1.04	0.99	1.27	(5.45)	29.12	$42,354

2.54	0.85	1.02	22.50	17.07	$57,844
1.28	0.85	1.03	(18.95)	26.92	$47,300
1.85	0.85	1.00	33.32	25.48	$57,072
0.70	0.85	1.03	17.08	35.63	$43,911
1.17	0.85	1.00	(5.34)	29.12	$45,699

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

94

Thornburg International Equity Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS R3 SHARES
2023	$18.17	0.32	4.29	4.61	(0.34)	—	—	(0.34)	$22.44
2022	$28.75	0.27	(7.16)	(6.89)	(0.26)	(3.43)	—	(3.69)	$18.17
2021	$24.77	0.23	4.52	4.75	—	(0.77)	—	(0.77)	$28.75
2020	$22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$24.77
2019	$22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$22.89
CLASS R4 SHARES
2023	$18.03	0.36	4.25	4.61	(0.39)	—	—	(0.39)	$22.25
2022	$28.56	0.32	(7.10)	(6.78)	(0.32)	(3.43)	—	(3.75)	$18.03
2021	$24.60	0.28	4.49	4.77	(0.04)	(0.77)	—	(0.81)	$28.56
2020	$22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$24.60
2019	$22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$22.74
CLASS R5 SHARES
2023	$18.96	0.44	4.47	4.91	(0.44)	—	—	(0.44)	$23.43
2022	$29.84	0.39	(7.44)	(7.05)	(0.40)	(3.43)	—	(3.83)	$18.96
2021	$25.66	0.38	4.67	5.05	(0.10)	(0.77)	—	(0.87)	$29.84
2020	$23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$25.66
2019	$23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$23.67
CLASS R6 SHARES
2023	$18.89	0.48	4.46	4.94	(0.49)	—	—	(0.49)	$23.34
2022	$29.75	0.45	(7.43)	(6.98)	(0.45)	(3.43)	—	(3.88)	$18.89
2021	$25.59	0.44	4.65	5.09	(0.16)	(0.77)	—	(0.93)	$29.75
2020	$23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$25.59
2019	$23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$23.61

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees.  Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class R3, 1.51%; Class R4, 1.72%; Class R5, 1.98%; Class R6, 2.18%, 2022 would have been: Class R3, 1.11%; Class R4, 1.32%; Class R5, 1.53%; Class R6, 1.80%, and 2021 would have been: Class R3, 0.71%; Class R4, 0.90%; Class R5, 1.18%; Class R6, 1.40%.

(b)Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class R3, 1.45%; Class R4, 1.25%; Class R5, 0.99%; Class R6, 0.79%.

(c)Not annualized for periods less than one year.

+Based on weighted average shares outstanding.

95

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg International Equity Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

1.42	1.36	1.71	25.47	43.13	$110,275
1.16	1.40	1.70	(27.97)	48.88	$100,783
0.80	1.75	1.91	19.46	42.85	$157,724
0.12	1.45	1.58	15.11	79.05	$152,764
0.67	1.45	1.65	2.25	71.09	$164,437

1.62	1.16	1.48	25.68	43.13	$ 82,599
1.37	1.19	1.50	(27.81)	48.88	$ 69,822
0.99	1.55	1.70	19.69	42.85	$104,735
0.30	1.25	1.32	15.35	79.05	$102,266
0.88	1.25	1.44	2.45	71.09	$125,363

1.90	0.90	1.23	26.03	43.13	$101,451
1.57	0.94	1.28	(27.60)	48.88	$ 86,468
1.26	1.29	1.46	19.97	42.85	$160,007
0.55	0.99	1.02	15.64	79.05	$133,705
1.10	0.99	1.12	2.74	71.09	$153,366

2.09	0.70	0.94	26.29	43.13	$294,974
1.85	0.73	0.92	(27.47)	48.88	$243,442
1.49	1.09	1.18	20.21	42.85	$331,621
0.78	0.79	0.90	15.90	79.05	$250,391
1.37	0.79	0.88	2.95	71.09	$219,441

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

96

Thornburg International Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS R3 SHARES
2023	$17.90	(0.01)	3.35	3.34	(0.03)	—	—	(0.03)	$21.21
2022	$29.80	—(d)	(9.91)	(9.91)	—	(1.99)	—	(1.99)	$17.90
2021	$28.01	(0.16)	2.33	2.17	—	(0.38)	—	(0.38)	$29.80
2020	$21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$28.01
2019	$23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$21.23
CLASS R4 SHARES
2023	$18.06	0.02	3.37	3.39	(0.07)	—	—	(0.07)	$21.38
2022	$30.02	0.03	(10.00)	(9.97)	—	(1.99)	—	(1.99)	$18.06
2021	$28.18	(0.13)	2.35	2.22	—	(0.38)	—	(0.38)	$30.02
2020	$21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$28.18
2019	$23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$21.34
CLASS R5 SHARES
2023	$19.03	0.11	3.55	3.66	(0.16)	—	—	(0.16)	$22.53
2022	$31.41	0.12	(10.51)	(10.39)	—	(1.99)	—	(1.99)	$19.03
2021	$29.35	(0.01)	2.45	2.44	—	(0.38)	—	(0.38)	$31.41
2020	$22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$29.35
2019	$24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$22.19
CLASS R6 SHARES
2023	$19.13	0.14	3.56	3.70	(0.18)	—	—	(0.18)	$22.65
2022	$31.54	0.15	(10.57)	(10.42)	—	(1.99)	—	(1.99)	$19.13
2021	$29.44	0.02	2.46	2.48	—	(0.38)	—	(0.38)	$31.54
2020	$22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$29.44
2019	$24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$22.26

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees.  Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class R3, (0.05)%; Class R4, 0.05%; Class R5, 0.48%; Class R6, 0.58%, 2022 would have been: Class R3, (0.06)%; Class R4, 0.07%; Class R5, 0.44%; Class R6, 0.56%, and 2021 would have been: Class R3, (0.60)%; Class R4, (0.51)%; Class R5, (0.11)%; Class R6, (0.02)%.

(b)Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.89%.

(c)Not annualized for periods less than one year.

(d)Net investment income (loss) was less than $0.01 per share.

+Based on weighted average shares outstanding.

97

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg International Growth Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

(0.03)	1.50	2.25	18.69	37.24	$4,508
(0.01)	1.50	2.29	(35.79)	63.54	$4,340
(0.52)	1.51	1.89	7.78	34.41	$7,643
(0.56)	1.50	2.03	32.61	35.88	$6,424
(0.17)	1.50	2.02	(6.50)	25.83	$6,274

0.08	1.40	2.01	18.78	37.24	$7,083
0.12	1.40	2.00	(35.72)	63.54	$6,670
(0.42)	1.41	1.63	7.91	34.41	$9,903
(0.44)	1.40	1.45	32.73	35.88	$8,436
(0.09)	1.40	1.91	(6.39)	25.83	$7,515

0.50	0.99	1.38	19.25	37.24	$12,979
0.49	0.99	1.45	(35.46)	63.54	$21,233
(0.02)	1.00	1.27	8.35	34.41	$36,396
(0.03)	0.99	1.31	33.31	35.88	$34,152
0.32	0.99	1.29	(6.05)	25.83	$28,729

0.60	0.89	1.02	19.38	37.24	$73,130
0.61	0.89	1.01	(35.41)	63.54	$66,867
0.06	0.90	0.96	8.46	34.41	$107,884
0.07	0.89	0.99	33.42	35.88	$61,130
0.47	0.89	0.99	(5.91)	25.83	$44,923

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

98

Thornburg Developing World Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS R5 SHARES
2023	$18.87	0.27	1.37	1.64	(0.36)	—	—	(0.36)	$20.15
2022	$28.12	0.48	(9.73)	(9.25)	—	—	—	—	$18.87
2021	$23.33	0.10	4.73	4.83	(0.04)	—	—	(0.04)	$28.12
2020	$20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$23.33
2019	$19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$20.79
CLASS R6 SHARES
2023	$18.98	0.29	1.37	1.66	(0.38)	—	—	(0.38)	$20.26
2022	$28.26	0.52	(9.80)	(9.28)	—	—	—	—	$18.98
2021	$23.43	0.12	4.78	4.90	(0.07)	—	—	(0.07)	$28.26
2020	$20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$23.43
2019	$19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$20.88

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2022 would have been: Class R5, 1.94%; Class R6, 2.14%, and 2021 would have been: Class R5, 0.34%; Class R6, 0.42%.

(b)Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class R5, 1.09%; Class R6, 0.99%.

(c)Not annualized for periods less than one year.

+Based on weighted average shares outstanding.

99

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Developing World Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

1.31	1.04	2.05	8.69	37.64	$3,206
1.94	1.06	2.15	(32.89)	68.24	$2,403
0.35	1.09	1.70	20.72	61.50	$4,157
0.49	1.09	1.89	13.73	56.55	$2,735
1.38	1.09	2.07	8.16	43.52	$2,430

1.40	0.94	1.24	8.75	37.64	$60,741
2.14	0.96	1.20	(32.84)	68.24	$54,406
0.43	0.99	1.11	20.90	61.50	$78,006
0.60	0.99	1.15	13.82	56.55	$62,993
1.65	0.99	1.14	8.25	43.52	$56,658

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

100

Thornburg Small/Mid Cap Core Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS R3 SHARES
2023	$55.03	(0.21)	5.57	5.36	(0.07)	—	—	(0.07)	$60.32
2022	$97.10	(0.25)	(15.21)	(15.46)	(0.26)	(26.35)	—	(26.61)	$55.03
2021	$74.46	(0.08)	22.72	22.64	—	—	—	—	$97.10
2020	$71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$74.46
2019	$72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$71.44
CLASS R4 SHARES
2023	$55.96	(0.15)	5.65	5.50	(0.14)	—	—	(0.14)	$61.32
2022	$98.30	(0.16)	(15.50)	(15.66)	(0.33)	(26.35)	—	(26.68)	$55.96
2021	$75.30	0.01	22.99	23.00	—	—	—	—	$98.30
2020	$72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$75.30
2019	$72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$72.25
CLASS R5 SHARES
2023	$57.90	0.02	5.84	5.86	(0.31)	—	—	(0.31)	$63.45
2022	$100.84	—(f)	(16.04)	(16.04)	(0.55)	(26.35)	—	(26.90)	$57.90
2021	$77.05	0.26	23.53	23.79	—	—	—	—	$100.84
2020	$73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$77.05
2019	$74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$73.93

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class R3, (0.17)%; Class R4, (0.09)%; Class R5, 0.18%.

(b)Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class R3, 1.20%; Class R4, 1.10%; Class R5, 0.84%.

(c)Not annualized for periods less than one year.

(e)The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.

(f)Net investment income (loss) was less than $0.01 per share.

+Based on weighted average shares outstanding.

101

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Core Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Year (Thousands)

(0.34)	1.31	1.93	9.74	37.54	$12,641
(0.35)	1.27	1.87	(23.11)	46.19	$13,406
(0.08)	1.22	1.81	30.41	135.80(e)	$23,594
0.09	1.35	1.73	4.40	20.39	$24,939
0.34	1.35	1.79	(0.43)	24.94	$29,601

(0.24)	1.21	2.30	9.83	37.54	$ 2,288
(0.23)	1.17	2.04	(23.03)	46.19	$ 2,819
0.01	1.12	1.78	30.54	135.80(e)	$ 4,386
0.17	1.25	1.74	4.50	20.39	$ 4,548
0.44	1.25	1.75	(0.33)	24.94	$ 6,434

0.03	0.95	1.75	10.13	37.54	$ 2,896
—(f)	0.90	1.64	(22.83)	46.19	$ 6,106
0.27	0.86	1.48	30.88	135.80(e)	$14,710
0.45	0.99	1.43	4.76	20.39	$14,156
0.70	0.99	1.43	(0.07)	24.94	$18,119

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

102

Thornburg Small/Mid Cap Growth Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the period)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Year	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Year
CLASS R3 SHARES
2023	$20.75	(0.28)	3.31	3.03	—	—	—	—	$23.78
2022	$51.09	(0.36)	(12.10)	(12.46)	—	(17.88)	—	(17.88)	$20.75
2021	$47.67	(0.60)	7.24	6.64	—	(3.22)	—	(3.22)	$51.09
2020	$39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$47.67
2019	$40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$39.05
CLASS R4 SHARES
2023	$21.24	(0.27)	3.40	3.13	—	—	—	—	$24.37
2022	$51.86	(0.34)	(12.40)	(12.74)	—	(17.88)	—	(17.88)	$21.24
2021	$48.30	(0.55)	7.33	6.78	—	(3.22)	—	(3.22)	$51.86
2020	$39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$48.30
2019	$40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$39.49
CLASS R5 SHARES
2023	$24.30	(0.20)	3.89	3.69	—	—	—	—	$27.99
2022	$56.68	(0.26)	(14.24)	(14.50)	—	(17.88)	—	(17.88)	$24.30
2021	$52.30	(0.38)	7.98	7.60	—	(3.22)	—	(3.22)	$56.68
2020	$42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$52.30
2019	$43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$42.31

(a)Not annualized for periods less than one year.

(b)The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.

+Based on weighted average shares outstanding.

103

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Small/Mid Cap Growth Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Year (Thousands)

(1.24)	1.46	1.93	14.60	45.46	$13,868
(1.27)	1.41	1.92	(38.84)	57.56	$14,115
(1.17)	1.35	1.79	14.45	161.43(b)	$26,881
(0.88)	1.50	1.71	34.17	43.82	$33,505
(0.60)	1.50	1.80	(2.76)	40.69	$30,084

(1.14)	1.36	3.29	14.74	45.46	$ 861
(1.18)	1.31	2.97	(38.79)	57.56	$1,109
(1.07)	1.25	2.17	14.56	161.43(b)	$2,076
(0.78)	1.40	2.00	34.28	43.82	$2,771
(0.50)	1.40	1.91	(2.64)	40.69	$4,183

(0.73)	0.95	1.55	15.19	45.46	$7,852
(0.77)	0.90	1.52	(38.53)	57.56	$9,235
(0.67)	0.84	1.31	15.04	161.43(b)	$22,945
(0.37)	0.99	1.26	34.83	43.82	$22,691
(0.09)	0.99	1.39	(2.26)	40.69	$19,984

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

104

Thornburg Income Builder Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS R3 SHARES
2023	$19.21	1.02	3.15	4.17	(1.06)	—	—	(1.06)	$22.32
2022	$22.95	1.09	(3.74)	(2.65)	(1.09)	—	—	(1.09)	$19.21
2021	$18.70	1.10	4.18	5.28	(1.03)	—	—	(1.03)	$22.95
2020	$21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$18.70
2019	$21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$21.71
CLASS R4 SHARES
2023	$19.24	1.06	3.13	4.19	(1.08)	—	—	(1.08)	$22.35
2022	$22.98	1.12	(3.75)	(2.63)	(1.11)	—	—	(1.11)	$19.24
2021	$18.72	1.12	4.20	5.32	(1.06)	—	—	(1.06)	$22.98
2020	$21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$18.72
2019	$21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$21.74
CLASS R5 SHARES
2023	$19.35	1.09	3.22	4.31	(1.18)	—	—	(1.18)	$22.48
2022	$23.11	1.21	(3.76)	(2.55)	(1.21)	—	—	(1.21)	$19.35
2021	$18.83	1.22	4.21	5.43	(1.15)	—	—	(1.15)	$23.11
2020	$21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$18.83
2019	$21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$21.86
CLASS R6 SHARES
2023	$19.30	1.21	3.13	4.34	(1.21)	—	—	(1.21)	$22.43
2022	$23.06	1.27	(3.78)	(2.51)	(1.25)	—	—	(1.25)	$19.30
2021	$18.78	1.27	4.20	5.47	(1.19)	—	—	(1.19)	$23.06
2020	$21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$18.78
2019	$21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$21.81

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2023 would have been: Class R3, 4.63%; Class R4, 4.81%; Class R5, 4.88%; Class R6, 5.45%, 2022 would have been: Class R3, 4.32%; Class R4, 4.44%; Class R5, 4.79%; Class R6, 5.14%, and 2021 would have been: Class R3, 4.68%; Class R4, 4.77%; Class R5, 5.18%; Class R6, 5.40%.

(b)Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.80%.

(c)Not annualized for periods less than one year.

(d)The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 28.55%.

(e)The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 29.02%.

+Based on weighted average shares outstanding.

105

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Income Builder Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of Period (Thousands)

4.65	1.50	1.63	21.87	26.28	$19,995
4.76	1.50	1.63	(12.15)	25.31	$19,842
4.93	1.63	1.71	28.39	18.99	$24,971
3.86	1.49	1.49	(10.06)	47.60	$24,343
3.97	1.50	1.58	3.72	43.69	$36,155

4.82	1.40	1.44	21.96	26.28	$10,181
4.87	1.40	1.50	(12.08)	25.31	$10,181
5.02	1.53	1.59	28.60(d)	18.99	$12,751
3.79	1.40	1.51	(10.01)	47.60	$13,044
4.09	1.40	1.50	3.79	43.69	$25,221

4.91	0.99	1.16	22.44	26.28	$18,323
5.21	0.99	1.12	(11.71)	25.31	$29,318
5.43	1.12	1.22	29.07(e)	18.99	$38,749
4.44	0.99	1.05	(9.58)	47.60	$45,308
4.55	0.99	1.08	4.20	43.69	$59,890

5.47	0.80	0.83	22.70	26.28	$199,924
5.55	0.80	0.85	(11.54)	25.31	$133,706
5.66	0.93	0.97	29.32	18.99	$113,387
4.58	0.80	0.84	(9.44)	47.60	$86,889
4.76	0.80	0.82	4.47	43.69	$157,924

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

106

Thornburg Limited Term U.S. Government Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS R3 SHARES
2023	$11.65	0.22	(0.13)	0.09	(0.25)	—	—	(0.25)	$11.49
2022	$13.06	0.11	(1.34)	(1.23)	(0.18)	—	—	(0.18)	$11.65
2021	$13.39	0.06	(0.25)	(0.19)	(0.14)	—	—	(0.14)	$13.06
2020	$13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$13.39
2019	$12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$13.10
CLASS R4 SHARES
2023	$11.64	0.22	(0.15)	0.07	(0.24)	—	—	(0.24)	$11.47
2022	$13.05	0.12	(1.35)	(1.23)	(0.18)	—	—	(0.18)	$11.64
2021	$13.37	0.06	(0.24)	(0.18)	(0.14)	—	—	(0.14)	$13.05
2020	$13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$13.37
2019	$12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$13.09
CLASS R5 SHARES
2023	$11.65	0.25	(0.14)	0.11	(0.28)	—	—	(0.28)	$11.48
2022	$13.07	0.16	(1.36)	(1.20)	(0.22)	—	—	(0.22)	$11.65
2021	$13.39	0.11	(0.25)	(0.14)	(0.18)	—	—	(0.18)	$13.07
2020	$13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$13.39
2019	$12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$13.11

(a)Not annualized for periods less than one year.

+Based on weighted average shares outstanding.

107

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Limited Term U.S. Government Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

1.86	0.99	1.75	0.70	38.65	$2,821
0.89	0.99	1.52	(9.50)	28.92	$3,471
0.46	0.99	1.31	(1.41)	9.50	$7,601
1.02	0.99	1.29	3.67	11.66	$9,222
1.39	0.99	1.43	4.88	29.37	$9,181

1.85	0.99	2.91	0.61	38.65	$ 931
0.92	0.99	2.30	(9.51)	28.92	$1,146
0.47	0.99	1.63	(1.34)	9.50	$2,011
1.01	0.99	1.60	3.60	11.66	$2,779
1.38	0.99	1.78	4.88	29.37	$2,293

2.16	0.67	2.01	0.94	38.65	$1,461
1.30	0.67	1.64	(9.27)	28.92	$1,995
0.80	0.67	1.56	(1.02)	9.50	$2,198
1.27	0.67	2.12	3.93	11.66	$2,307
1.80	0.67	2.04	5.29	29.37	$ 897

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

108

Thornburg Limited Term Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods Are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS R3 SHARES
2023	$12.38	0.33	0.03	0.36	(0.34)	—	—	(0.34)	$12.40
2022	$13.84	0.18	(1.44)	(1.26)	(0.20)	—	—	(0.20)	$12.38
2021	$14.15	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$13.84
2020	$13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$14.15
2019	$13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$13.63
CLASS R4 SHARES
2023	$12.37	0.34	0.01	0.35	(0.34)	—	—	(0.34)	$12.38
2022	$13.83	0.20	(1.46)	(1.26)	(0.20)	—	—	(0.20)	$12.37
2021	$14.14	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$13.83
2020	$13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$14.14
2019	$13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$13.61
CLASS R5 SHARES
2023	$12.37	0.40	0.02	0.42	(0.40)	—	—	(0.40)	$12.39
2022	$13.83	0.25	(1.44)	(1.19)	(0.27)	—	—	(0.27)	$12.37
2021	$14.14	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$13.83
2020	$13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$14.14
2019	$13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$13.61
CLASS R6 SHARES
2023	$12.40	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$12.41
2022	$13.86	0.26	(1.44)	(1.18)	(0.28)	—	—	(0.28)	$12.40
2021	$14.17	0.21	(0.11)	0.10	(0.24)	(0.17)	—	(0.41)	$13.86
2020	$13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$14.17
2019	$13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$13.64

(a)Not annualized for periods less than one year.

(b)The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.

+Based on weighted average shares outstanding.

109

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Limited Term Income Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)

2.66	0.99	1.06	2.93	37.65	$37,395
1.39	0.99	1.04	(9.16)	46.77	$49,513
0.94	0.99	1.02	0.11	33.37	$51,825
1.75	0.99	1.02	6.54(b)	53.84	$61,041
2.27	0.99	1.06	5.84	43.22	$64,335

2.71	0.99	1.15	2.84	37.65	$18,774
1.51	0.99	1.24	(9.16)	46.77	$17,988
0.94	0.99	1.19	0.11	33.37	$10,777
1.74	0.99	1.32	6.55	53.84	$ 6,413
2.27	0.99	1.23	5.84	43.22	$ 8,073

3.15	0.49	0.74	3.44	37.65	$70,594
1.88	0.49	0.71	(8.71)	46.77	$111,149
1.44	0.49	0.69	0.61	33.37	$134,974
2.24	0.49	0.64	7.08	53.84	$149,322
2.70	0.56	0.74	6.31	43.22	$106,753

3.25	0.42	0.46	3.43	37.65	$157,354
2.00	0.42	0.45	(8.62)	46.77	$180,359
1.51	0.42	0.43	0.68	33.37	$127,763
2.31	0.42	0.46	7.15	53.84	$98,639
2.82	0.43	0.49	6.43	43.22	$60,440

THORNBURG INVESTMENT TRUST PROSPECTUS FEBRUARY 1, 2024

110

Thornburg Strategic Income Fund

	PER SHARE PERFORMANCE (for a share outstanding throughout the year)
Unless Otherwise Noted, Periods are Fiscal Years Ended September 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of Period
CLASS R3 SHARES
2023	$10.98	0.42	0.03	0.45	(0.42)	—	—	(0.42)	$11.01
2022	$12.40	0.33	(1.38)	(1.05)	(0.34)	(0.03)	—	(0.37)	$10.98
2021	$12.22	0.40	0.21	0.61	(0.43)	—	—	(0.43)	$12.40
2020	$11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$12.22
2019	$11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$11.91
CLASSR4SHARES
2023	$10.97	0.42	0.04	0.46	(0.42)	—	—	(0.42)	$11.01
2022	$12.39	0.32	(1.37)	(1.05)	(0.34)	(0.03)	—	(0.37)	$10.97
2021	$12.22	0.40	0.20	0.60	(0.43)	—	—	(0.43)	$12.39
2020	$11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$12.22
2019	$11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$11.90
CLASSR5SHARES
2023	$10.96	0.50	0.03	0.53	(0.49)	—	—	(0.49)	$11.00
2022	$12.39	0.40	(1.39)	(0.99)	(0.41)	(0.03)	—	(0.44)	$10.96
2021	$12.21	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$12.39
2020	$11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$12.21
2019	$11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$11.89
CLASSR6SHARES
2023	$10.99	0.50	0.04	0.54	(0.50)	—	—	(0.50)	$11.03
2022	$12.42	0.41	(1.39)	(0.98)	(0.42)	(0.03)	—	(0.45)	$10.99
2021	$12.24	0.48	0.22	0.70	(0.52)	—	—	(0.52)	$12.42
2020	$11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$12.24
2019	$11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$11.93

(a)Net investment income (loss) includes income from foreign withholding tax claims adjusted for IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class R3, 3.19%; Class R4, 3.21%; Class R5, 3.84%; Class R6, 3.89%.

(b)Not annualized for periods less than one year.

(c)The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 6.49% for 2019 and 6.46% for 2020.

+Based on weighted average shares outstanding.

111

PROSPECTUS FEBRUARY 1, 2024 THORNBURG INVESTMENT TRUST

Thornburg Strategic Income Fund

RATIOS TO AVERAGE NET ASSETS			SUPPLEMENTAL DATA
Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of Period (Thousands)

3.78	1.25	4.49	4.15	22.34	$670
2.77	1.25	3.96	(8.64)	27.19	$641
3.20	1.25	3.16	5.06	28.55	$837
2.96	1.25	2.53	5.70	58.91	$1,105
3.30	1.25	2.59	5.71	31.55	$1,661

3.81	1.25	2.10	4.24	22.34	$2,806
2.76	1.25	2.44	(8.65)	27.19	$2,044
3.21	1.25	2.28	4.98	28.55	$2,139
3.06	1.25	2.70	5.79	58.91	$1,633
3.28	1.25	2.51	5.71	31.55	$1,279

4.46	0.60	0.88	4.90	22.34	$62,908
3.38	0.60	0.96	(8.14)	27.19	$40,507
3.84	0.60	0.92	5.74	28.55	$64,449
3.78	0.60	1.00	6.48	58.91	$43,715
3.94	0.59	1.18	6.35	31.55	$11,180

4.52	0.53	0.70	4.97	22.34	$138,108
3.53	0.53	0.72	(8.05)	27.19	$109,349
3.89	0.53	0.75	5.81	28.55	$77,415
3.77	0.53	0.88	6.55(c)	58.91	$39,115
3.98	0.53	0.98	6.40(c)	31.55	$21,630

Additional Information

Reports to Shareholders

Shareholders will receive annual reports of the Funds containing financial statements audited by the Funds’ independent registered public accounting firm, and also will receive unaudited semi-annual reports. In addition, each shareholder will receive an account statement no less often than quarterly.

Investment Advisor

Thornburg Investment Management®, Inc.
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Distributor

Thornburg Securities LLC
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

Custodian

State Street Bank & Trust Co.
2 Avenue De Lafayette
Boston, Massachusetts 02111

Transfer Agent

SS&C GIDS, Inc.
Post Office Box 219017
Kansas City, Missouri 64121-9017

General Counsel

Legal matters in connection with the issuance of shares of the Funds are passed upon by April, Dolan & Koehler, P.C.,
460 St. Michael’s Drive, Suite 603, Santa Fe, New Mexico 87505.

Additional information about the Funds’ investments is available in the Funds’ Annual and Semiannual Reports to Shareholders. In each Fund’s Annual Report you will find a discussion of the market conditions and investment strategies which significantly affected the Fund’s performance during its last fiscal year or fiscal period. The Funds’ Statement of Additional Information (SAI) also includes additional information about each Fund. The Funds’ SAI and the Funds’ Annual and Semiannual Reports are available without charge upon request. Shareholders may make inquiries about the Funds, and investors may request copies of the SAI, Annual and Semiannual Reports, and obtain other Fund information, by contacting Thornburg Securities LLC at 2300 North Ridgetop Road, Santa Fe, New Mexico 87506 or by phone at (800) 847-0200. The Funds’ current Statement of Additional Information and Annual and Semiannual Reports to Shareholders also may be obtained on the Thornburg Website at Thornburg.com. The Funds’ current SAI is incorporated in this Prospectus by reference (legally forms a part of this Prospectus).

Reports and other information about the Funds are also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov and copies of information may be obtained, upon payment of a duplicating fee, by writing the Commission’s Public Reference Section, Washington, D.C. 20549-1520, or by contacting the Commission by e-mail at publicinfo@sec.gov.

No dealer, sales representative or any other person has been authorized to give any information or to make any representation inconsistent with what is contained in this Prospectus and, if given or made, the information or representation must not be relied upon as having been authorized by any Fund or Thornburg Securities LLC. This Prospectus constitutes an offer to sell securities of the Funds only in those states where the Funds’ shares have been registered or otherwise qualified for sale. The Funds will not accept applications from persons residing in states where the Funds’ shares are not registered or qualified for sale.

Thornburg Securities LLC, Distributor
2300 North Ridgetop Road
Santa Fe, New Mexico 87506

(800) 847-0200

Thornburg.com

Each Fund is a separate series of Thornburg Investment Trust, which files its registration statements and certain other information with the Commission under Investment Company Act of 1940 file number 811-05201.TH364